United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1 - Reports to Shareholders

ANNUAL REPORT September 30, 2023

Janus Henderson Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

Matthew Culley co-portfolio manager	Daniel Graña co-portfolio manager

PERFORMANCE

The Janus Henderson Asia Equity Fund Class I Shares returned 7.54% for the 12-month period ended September 30, 2023. The Fund’s benchmark, the MSCI All Country Asia ex-Japan IndexSM, returned 10.88%.

INVESTMENT ENVIRONMENT

Global equities rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow central banks to slow or potentially end their campaigns of interest rate hikes. Chinese authorities also announced the relaxation of zero-COVID-19 policies, which was viewed as a potential positive development for global economic growth. Equities continued to rally in the first half of 2023 despite bouts of volatility. However, while the pace of interest rate increases appeared to moderate, most developed market central banks continued to raise interest rates. These rate increases acted as a headwind for global economic growth, with implications for the emerging markets. Equities generally declined in the third quarter of 2023 amid a realization that interest rates may remain elevated due to persistent inflation and rising energy prices. Additionally, the economic recovery in China appeared to be losing steam, adding to global growth concerns. Against this backdrop, Asian stocks, as measured by the MSCI All Country Asia ex-Japan Index, underperformed the broader global market, as measured by the MSCI World IndexSM.

PERFORMANCE DISCUSSION

While the Fund’s underweight exposure to Chinese equities aided relative performance, several individual investments in China were notable detractors. China's post-lockdown recovery has been weaker than expected, and official stimulus measures have yet to address the economic slowdown or problems in the property sector. These economic headwinds pressured the near-term business outlook for companies such as Linklogis, a provider of supply chain financing solutions for small- and medium-sized businesses in China. Linklogis also faced uncertainty because of reduced technology-related capital spending by banks, a critical consumer of its products. Given these headwinds for the business, we opted to exit the investment.

Chinese e-commerce retailer JD.Com was another detractor. JD.Com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID lockdowns, however, these market share advantages started to narrow. This led the company to announce new advertising and promotional programs that investors worried would narrow profit margins. More recently, fears of a potential slowdown in Chinese consumer spending also weighed on the stock, and we eliminated the position.

Relative performance benefited from an investment in Structure Therapeutics, formerly known as ShouTi, as the stock has performed well since its January IPO. We were early investors in ShoutTi, even before the company went public, because of our positive view on its glucagon-like peptide 1 (GLP-1) oral medication to treat obesity and type 2 diabetes. These drugs have received increased focus from investors, which is helping support the stock performance. As the name “structure” implies, the company is focused on applying a unique structural biology method to drug development that it hopes may address a variety of metabolic and pulmonary indications. Additionally, the company has demonstrated strong governance while establishing a track record for developing, scaling, and selling biotechnology assets.

Several of our investments in India were also top contributors. Indian jewelry store chain Kalyan Jewelers continued to execute well, and it reported better-than-

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

expected sales and profitability. These results helped raise market sentiment around the company’s adoption of a franchise strategy for new store development, a transition it hopes will reduce the capital intensity of the business. We also believe Kalyan is well placed to capitalize on a long-term secular trend of the formalization of the jewelry retail trade.

OUTLOOK

We recognize that Asian stocks could experience near-term volatility as investors try to assess the outlook for global economic growth, inflation, and interest rates, along with the implications of these macroeconomic headwinds for emerging market economies. Despite this uncertainty, we remain optimistic on the emerging markets relative to developed economies. Central banks in the emerging markets started to raise rates before banks in the U.S. and Europe. We believe they are further along in their efforts to contain inflation and, therefore, are closer to ending their policy tightening. For this reason, we believe we could see rates stabilize sooner in the emerging markets, relative to the U.S. and Europe. We also continue to seek out longer-term trends, from innovation in healthcare to investments in electric vehicles and green energy, which are creating opportunities for emerging market companies. Additionally, we believe that the reshoring of manufacturing capacity may spur stronger economic growth and investment potential in emerging markets such as Vietnam. As we look to take advantage of this broad array of opportunities, we continue to pay close attention to company and country fundamentals, as well as corporate governance. We believe this strategy may lead to favorable long-term outcomes for our investors.

Thank you for investing in the Janus Henderson Asia Equity Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Kalyan Jewellers India Ltd	0.84%	1.28%	Linklogis Inc - Class B	1.60%	-1.22%
Structure Therapeutics Inc (ADR)	0.55%	1.16%	JD.Com Inc - Class A	1.88%	-0.92%
Accton Technology Corp	1.34%	0.78%	Masan Group Corp	1.20%	-0.77%
KEI Industries Ltd	0.72%	0.74%	Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	1.82%	-0.63%
MakeMyTrip Ltd	0.66%	0.72%	Zai Lab Ltd	0.52%	-0.63%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.07%	11.56%	14.57%
	Health Care	0.69%	7.40%	3.97%
	Industrials	0.64%	7.11%	6.99%
	Real Estate	0.57%	0.10%	3.67%
	Utilities	0.32%	1.58%	2.72%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.93%	25.04%	22.76%
	Other**	-1.17%	2.37%	0.00%
	Materials	-0.96%	3.95%	5.46%
	Communication Services	-0.41%	11.32%	9.87%
	Financials	-0.15%	24.26%	20.96%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	9.3%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	8.9%
AIA Group Ltd
Insurance	4.7%
HDFC Bank Ltd
Banks	4.0%
Tencent Holdings Ltd
Interactive Media & Services	3.7%
30.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.9%
Other	(0.8)%
100.0%

Emerging markets comprised 91.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	7.64%	-2.20%	2.78%	1.86%	2.60%	1.18%
Class A Shares at MOP	1.44%	-3.36%	2.17%	1.37%
Class C Shares at NAV	6.99%	-2.86%	2.06%	1.16%	3.45%	1.92%
Class C Shares at CDSC	5.99%	-2.86%	2.06%	1.16%
Class D Shares	7.88%	-2.00%	2.98%	2.05%	1.74%	0.98%
Class I Shares	7.54%	-2.00%	3.06%	2.13%	2.03%	0.91%
Class N Shares	8.11%	-1.85%	2.82%	1.82%	1.54%	0.82%
Class S Shares	7.97%	-1.99%	2.89%	1.93%	2.60%	1.31%
Class T Shares	7.86%	-2.05%	2.94%	2.00%	2.01%	1.06%
MSCI All Country Asia ex-Japan Index	10.88%	0.56%	3.56%	2.79%
Morningstar Quartile - Class I Shares	3rd	4th	3rd	3rd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	32/52	45/49	25/38	27/36

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$927.10	$5.75	$1,000.00	$1,019.10	$6.02	1.19%
Class C Shares	$1,000.00	$924.00	$9.12	$1,000.00	$1,015.59	$9.55	1.89%
Class D Shares	$1,000.00	$929.10	$4.40	$1,000.00	$1,020.51	$4.61	0.91%
Class I Shares	$1,000.00	$925.10	$4.10	$1,000.00	$1,020.81	$4.31	0.85%
Class N Shares	$1,000.00	$929.30	$3.63	$1,000.00	$1,021.31	$3.80	0.75%
Class S Shares	$1,000.00	$929.40	$3.97	$1,000.00	$1,020.96	$4.15	0.82%
Class T Shares	$1,000.00	$928.30	$4.79	$1,000.00	$1,020.10	$5.01	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 99.9%
Automobiles – 4.4%
BYD Co Ltd	20,000	$615,647
Eicher Motors Ltd	10,125	419,979
		1,035,626
Banks – 14.4%
Bank Negara Indonesia Persero Tbk PT	893,600	596,939
BDO Unibank Inc	252,510	633,674
HDFC Bank Ltd	51,491	942,995
ICICI Bank Ltd	60,300	689,652
Vietnam Technological & Commercial Joint Stock Bank*	378,000	523,325
		3,386,585
Beverages – 3.5%
Wuliangye Yibin Co Ltd	17,055	368,709
ZJLD Group Inc (144A)*	300,000	458,964
		827,673
Biotechnology – 2.3%
Sichuan Kelun-Biotech Biopharmaceutical Co Ltd*	32,300	315,007
Zai Lab Ltd*	96,800	235,679
		550,686
Capital Markets – 4.0%
CITIC Securities Co Ltd	297,000	599,939
Hong Kong Exchanges & Clearing Ltd	9,500	354,190
		954,129
Communications Equipment – 1.6%
Accton Technology Corp	24,000	366,632
Diversified Consumer Services – 1.2%
Fu Shou Yuan International Group Ltd	394,000	274,678
Diversified Financial Services – 2.9%
NHN KCP Corp	25,543	154,814
One 97 Communications Ltd*	51,020	526,625
		681,439
Diversified Telecommunication Services – 2.7%
Telekomunikasi Indonesia Persero Tbk PT	2,593,800	629,301
Electrical Equipment – 3.6%
Contemporary Amperex Technology Co Ltd - Class A	16,539	464,133
KEI Industries Ltd	6,373	202,658
Ming Yang Smart Energy Group Ltd - Class A	83,858	181,331
		848,122
Electronic Equipment, Instruments & Components – 1.0%
E Ink Holdings Inc	44,000	246,142
Entertainment – 1.3%
Sea Ltd (ADR)*	7,049	309,804
Food & Staples Retailing – 1.4%
BGF retail Co Ltd	3,092	323,020
Health Care Equipment & Supplies – 2.7%
Angelalign Technology Inc (144A)	31,000	191,861
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	12,018	445,513
		637,374
Health Care Providers & Services – 2.1%
New Horizon Health Ltd (144A)*	208,000	498,411
Hotels, Restaurants & Leisure – 3.9%
H World Group Ltd*	121,600	479,595
MakeMyTrip Ltd*	11,124	450,744
		930,339
Insurance – 6.9%
AIA Group Ltd	138,000	1,116,327
HDFC Life Insurance Co Ltd (144A)	65,218	500,575
		1,616,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Interactive Media & Services – 3.7%
Tencent Holdings Ltd	22,200	$860,390
Life Sciences Tools & Services – 1.5%
Syngene International Ltd (144A)	35,327	341,506
Machinery – 1.4%
Shenzhen Inovance Technology Co Ltd - Class A	36,969	339,051
Metals & Mining – 2.9%
Allkem Ltd*	23,525	177,214
Merdeka Battery Materials Tbk PT*	4,839,323	252,181
Merdeka Copper Gold Tbk PT*	1,335,700	248,427
		677,822
Pharmaceuticals – 2.2%
Structure Therapeutics Inc (ADR)*	8,600	433,612
Zhaoke Ophthalmology Ltd (144A)*	184,500	83,991
		517,603
Road & Rail – 2.2%
Full Truck Alliance Co (ADR)*	74,996	527,972
Semiconductor & Semiconductor Equipment – 10.6%
SK Hynix Inc	4,717	400,709
Taiwan Semiconductor Manufacturing Co Ltd	130,000	2,109,946
		2,510,655
Technology Hardware, Storage & Peripherals – 9.3%
Samsung Electronics Co Ltd	43,043	2,181,095
Textiles, Apparel & Luxury Goods – 1.2%
Kalyan Jewellers India Ltd	107,506	293,728
Transportation Infrastructure – 1.2%
International Container Terminal Services Inc	77,550	283,452
Water Utilities – 0.9%
China Water Affairs Group Ltd	340,000	220,015
Wireless Telecommunication Services – 2.9%
Bharti Airtel Ltd	61,253	683,503
Total Common Stocks (cost $22,226,894)		23,553,655
Investment Companies– 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $213,232)	213,189	213,253
Total Investments (total cost $22,440,126) – 100.8%		23,766,908
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(184,242)
Net Assets – 100%		$23,582,666

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$7,160,886	30.1%
India	5,051,965	21.2
South Korea	3,059,638	12.9
Taiwan	3,032,524	12.8
Indonesia	1,726,848	7.3
Hong Kong	1,470,517	6.2
Philippines	917,126	3.9
United States	646,865	2.7
Vietnam	523,325	2.2
Australia	177,214	0.7

Total	$23,766,908	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$29,368	$6	$21	$213,253
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	2,267∆	-	-	-
Total Affiliated Investments - 0.9%	$31,635	$6	$21	$213,253

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	1,614,983	26,826,740	(28,228,497)	213,253
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	541,056	1,565,410	(2,106,466)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $2,075,308, which represents 8.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Entertainment	$309,804	$-	$-
Hotels, Restaurants & Leisure	450,744	479,595	-
Pharmaceuticals	433,612	83,991	-
Road & Rail	527,972	-	-
All Other	-	21,267,937	-
Investment Companies	-	213,253	-
Total Assets	$1,722,132	$22,044,776	$-

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $22,226,894)	$23,553,655
Affiliated investments, at value (cost $213,232)	213,253
Cash	6,849
Cash denominated in foreign currency (cost $7,750)	7,750
Trustees' deferred compensation	616
Receivables:
Dividends	31,620
Fund shares sold	18,223
Due from adviser	18,156
Dividends from affiliates	3,585
Foreign tax reclaims	3,010
Other assets	12,113
Total Assets	23,868,830
Liabilities:
Payables:	—
Investments purchased	89,217
Foreign tax liability	84,646
Professional fees	54,100
Advisory fees	14,641
Fund shares repurchased	14,280
Custodian fees	7,042
Transfer agent fees and expenses	2,205
Trustees' deferred compensation fees	616
Trustees' fees and expenses	184
12b-1 Distribution and shareholder servicing fees	179
Affiliated fund administration fees payable	51
Accrued expenses and other payables	19,003
Total Liabilities	286,164
Commitments and contingent liabilities (Note 3)
Net Assets	$23,582,666

See Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$30,293,066
Total distributable earnings (loss) (includes $84,646 of foreign capital gains tax)	(6,710,400)
Total Net Assets	$23,582,666
Net Assets - Class A Shares	$91,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,965
Net Asset Value Per Share(1)	$9.16
Maximum Offering Price Per Share(2)	$9.72
Net Assets - Class C Shares	$81,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,224
Net Asset Value Per Share(1)	$8.88
Net Assets - Class D Shares	$7,996,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	859,362
Net Asset Value Per Share	$9.31
Net Assets - Class I Shares	$103,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,197
Net Asset Value Per Share	$9.27
Net Assets - Class N Shares	$14,445,132
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,548,967
Net Asset Value Per Share	$9.33
Net Assets - Class S Shares	$424,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,134
Net Asset Value Per Share	$9.21
Net Assets - Class T Shares	$439,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,750
Net Asset Value Per Share	$9.19

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$456,103
Dividends from affiliates	29,368
Affiliated securities lending income, net	2,267
Unaffiliated securities lending income, net	578
Other income	14
Foreign tax withheld	(61,356)
Total Investment Income	426,974
Expenses:
Advisory fees	199,839
12b-1 Distribution and shareholder servicing fees:
Class A Shares	375
Class C Shares	995
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	11,271
Class S Shares	1,097
Class T Shares	1,844
Transfer agent networking and omnibus fees:
Class A Shares	254
Class C Shares	135
Class I Shares	311
Other transfer agent fees and expenses:
Class A Shares	21
Class C Shares	11
Class D Shares	4,632
Class I Shares	76
Class N Shares	1,010
Class S Shares	20
Class T Shares	47
Registration fees	105,749
Professional fees	80,842
Non-affiliated fund administration fees	62,252
Custodian fees	35,145
Shareholder reports expense	13,427
Affiliated fund administration fees	892
Trustees’ fees and expenses	703
Other expenses	13,604
Total Expenses	534,552
Less: Excess Expense Reimbursement and Waivers	(302,052)
Net Expenses	232,500
Net Investment Income/(Loss)	194,474

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $182,840)	$(4,149,509)
Investments in affiliates	6
Total Net Realized Gain/(Loss) on Investments	(4,149,503)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $18,914)	5,855,646
Investments in affiliates	21
Total Change in Unrealized Net Appreciation/Depreciation	5,855,667
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,900,638

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$194,474	$316,605
Net realized gain/(loss) on investments	(4,149,503)	(1,528,318)
Change in unrealized net appreciation/depreciation	5,855,667	(11,450,185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,900,638	(12,661,898)
Dividends and Distributions to Shareholders:
Class A Shares	—	(8,994)
Class C Shares	—	(4,775)
Class D Shares	—	(268,168)
Class I Shares	—	(14,751)
Class N Shares	—	(502,789)
Class S Shares	—	(12,605)
Class T Shares	—	(31,358)
Net Decrease from Dividends and Distributions to Shareholders	—	(843,440)
Capital Share Transactions:
Class A Shares	(56,824)	(282,715)
Class C Shares	(43,707)	(254,541)
Class D Shares	(878,687)	(1,668,050)
Class I Shares	(405,853)	(273,700)
Class N Shares	(4,037,821)	7,874,375
Class S Shares	(7,491)	12,608
Class T Shares	(315,914)	(416,332)
Net Increase/(Decrease) from Capital Share Transactions	(5,746,297)	4,991,645
Net Increase/(Decrease) in Net Assets	(3,845,659)	(8,513,693)
Net Assets:
Beginning of period	27,428,325	35,942,018
End of period	$23,582,666	$27,428,325

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.51	$12.64	$12.00	$10.39	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.01	0.01	0.10
Net realized and unrealized gain/(loss)	0.61	(3.96)	0.63	1.67	(0.27)
Total from Investment Operations	0.65	(3.91)	0.64	1.68	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.22)	—	(0.07)	(0.02)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.22)	—	(0.07)	(0.86)
Net Asset Value, End of Period	$9.16	$8.51	$12.64	$12.00	$10.39
Total Return*	7.64%	(31.45)%	5.33%	16.20%	(0.69)%
Net Assets, End of Period (in thousands)	$91	$136	$557	$951	$822
Average Net Assets for the Period (in thousands)	$152	$425	$1,130	$901	$822
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.19%	2.60%	2.10%	2.44%	2.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.29%	1.43%	1.43%	1.49%
Ratio of Net Investment Income/(Loss)	0.38%	0.48%	0.04%	0.14%	0.95%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.30	$12.32	$11.79	$10.23	$11.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.02)	(0.09)	(0.07)	(0.03)
Net realized and unrealized gain/(loss)	0.61	(3.87)	0.62	1.63	(0.20)
Total from Investment Operations	0.58	(3.89)	0.53	1.56	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	—	—	—
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.13)	—	—	(0.84)
Net Asset Value, End of Period	$8.88	$8.30	$12.32	$11.79	$10.23
Total Return*	6.99%	(31.89)%	4.50%	15.25%	(1.28)%
Net Assets, End of Period (in thousands)	$82	$115	$489	$506	$535
Average Net Assets for the Period (in thousands)	$100	$373	$552	$482	$746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.90%	3.42%	3.13%	3.50%	3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.99%	2.17%	2.20%	2.07%
Ratio of Net Investment Income/(Loss)	(0.36)%	(0.19)%	(0.68)%	(0.66)%	(0.28)%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.63	$12.83	$12.17	$10.53	$11.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.08	0.04	0.03	0.09
Net realized and unrealized gain/(loss)	0.62	(4.01)	0.63	1.70	(0.23)
Total from Investment Operations	0.68	(3.93)	0.67	1.73	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.27)	(0.01)	(0.09)	(0.03)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.27)	(0.01)	(0.09)	(0.87)
Net Asset Value, End of Period	$9.31	$8.63	$12.83	$12.17	$10.53
Total Return*	7.88%	(31.25)%	5.48%	16.45%	(0.44)%
Net Assets, End of Period (in thousands)	$7,997	$8,320	$14,083	$10,793	$11,198
Average Net Assets for the Period (in thousands)	$9,640	$11,105	$17,722	$10,678	$11,599
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.03%	1.74%	1.69%	2.03%	2.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.08%	1.25%	1.26%	1.33%
Ratio of Net Investment Income/(Loss)	0.62%	0.74%	0.31%	0.27%	0.88%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.62	$12.86	$12.19	$10.54	$11.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.03	0.06	—(2)	0.13
Net realized and unrealized gain/(loss)	0.63	(3.97)	0.63	1.74	(0.17)
Total from Investment Operations	0.65	(3.94)	0.69	1.74	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.02)	(0.09)	(0.03)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.30)	(0.02)	(0.09)	(0.87)
Net Asset Value, End of Period	$9.27	$8.62	$12.86	$12.19	$10.54
Total Return*	7.54%	(31.29)%	5.62%	16.62%	0.45%
Net Assets, End of Period (in thousands)	$104	$297	$696	$692	$1,406
Average Net Assets for the Period (in thousands)	$397	$758	$1,834	$1,061	$1,208
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.52%	2.02%	1.69%	2.07%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	1.05%	1.14%	1.15%	1.21%
Ratio of Net Investment Income/(Loss)	0.16%	0.24%	0.45%	0.02%	1.28%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.63	$12.83	$12.17	$10.52	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.07	0.06	0.11
Net realized and unrealized gain/(loss)	0.62	(4.04)	0.61	1.69	(0.26)
Total from Investment Operations	0.70	(3.92)	0.68	1.75	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.28)	(0.02)	(0.10)	(0.05)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.28)	(0.02)	(0.10)	(0.89)
Net Asset Value, End of Period	$9.33	$8.63	$12.83	$12.17	$10.52
Total Return*	8.11%	(31.17)%	5.59%	16.69%	(0.51)%
Net Assets, End of Period (in thousands)	$14,445	$17,457	$17,938	$12,809	$8,886
Average Net Assets for the Period (in thousands)	$15,927	$20,799	$17,351	$11,337	$7,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.54%	1.53%	1.80%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.91%	1.11%	1.10%	1.17%
Ratio of Net Investment Income/(Loss)	0.79%	1.06%	0.49%	0.51%	1.08%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.53	$12.67	$12.00	$10.41	$11.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.11	0.04	0.01	0.09
Net realized and unrealized gain/(loss)	0.61	(3.98)	0.63	1.66	(0.25)
Total from Investment Operations	0.68	(3.87)	0.67	1.67	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.27)	—	(0.08)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.27)	—	(0.08)	(0.88)
Net Asset Value, End of Period	$9.21	$8.53	$12.67	$12.00	$10.41
Total Return*	7.97%	(31.12)%	5.58%	16.13%	(0.55)%
Net Assets, End of Period (in thousands)	$425	$400	$581	$566	$481
Average Net Assets for the Period (in thousands)	$440	$515	$653	$502	$467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.70%	2.22%	2.18%	2.85%	2.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.85%	1.20%	1.47%	1.34%
Ratio of Net Investment Income/(Loss)	0.70%	1.01%	0.32%	0.11%	0.91%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.52	$12.67	$12.03	$10.41	$11.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.06	0.04	0.03	0.10
Net realized and unrealized gain/(loss)	0.62	(3.96)	0.60	1.67	(0.21)
Total from Investment Operations	0.67	(3.90)	0.64	1.70	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	—	(0.08)	(0.01)
Distributions (from capital gains)	—	—	—	—	(0.84)
Total Dividends and Distributions	—	(0.25)	—	(0.08)	(0.85)
Net Asset Value, End of Period	$9.19	$8.52	$12.67	$12.03	$10.41
Total Return*	7.86%	(31.35)%	5.32%	16.37%	(0.14)%
Net Assets, End of Period (in thousands)	$439	$704	$1,598	$1,641	$1,310
Average Net Assets for the Period (in thousands)	$740	$1,247	$2,205	$1,340	$1,210
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.50%	2.01%	1.92%	2.27%	2.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.16%	1.36%	1.35%	1.40%
Ratio of Net Investment Income/(Loss)	0.54%	0.50%	0.29%	0.26%	0.98%
Portfolio Turnover Rate	106%	117%	60%	53%	34%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Asia Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Asia Equity Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	27

Janus Henderson Asia Equity Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

28	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

Janus Investment Fund	29

Janus Henderson Asia Equity Fund

Notes to Financial Statements

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.92%, and the Fund’s benchmark index used in the calculation is the MSCI All Country Asia ex-Japan IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.73%.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver for at least a one-year period commencing on January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.99%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the

30	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to

Janus Investment Fund	31

Janus Henderson Asia Equity Fund

Notes to Financial Statements

retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $46.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

32	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	79	48
Class S Shares	99	2
Class T Shares	-	-

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 8,346	-	$ (6,777,622)	$ -	$ 11,105	$ 47,771

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(5,740,273)	$(1,037,349)	$ (6,777,622)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 23,634,491	$ 2,693,908	$ (2,561,491)	$ 132,417

Janus Investment Fund	33

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 843,440	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

34	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,288	$ 32,165	1,701	$ 19,065
Reinvested dividends and distributions	-	-	755	8,994
Shares repurchased	(9,287)	(88,989)	(30,585)	(310,774)
Net Increase/(Decrease)	(5,999)	$ (56,824)	(28,129)	$ (282,715)
Class C Shares:
Shares sold	-	$ -	88	$ 1,051
Reinvested dividends and distributions	-	-	402	4,698
Shares repurchased	(4,614)	(43,707)	(26,342)	(260,290)
Net Increase/(Decrease)	(4,614)	$ (43,707)	(25,852)	$ (254,541)
Class D Shares:
Shares sold	390,168	$ 3,922,439	212,834	$ 2,347,645
Reinvested dividends and distributions	-	-	21,613	260,651
Shares repurchased	(495,149)	(4,801,126)	(368,071)	(4,276,346)
Net Increase/(Decrease)	(104,981)	$ (878,687)	(133,624)	$(1,668,050)
Class I Shares:
Shares sold	1,262,843	$12,513,051	437,740	$ 5,697,390
Reinvested dividends and distributions	-	-	518	6,239
Shares repurchased	(1,286,112)	(12,918,904)	(457,900)	(5,977,329)
Net Increase/(Decrease)	(23,269)	$ (405,853)	(19,642)	$ (273,700)
Class N Shares:
Shares sold	211,228	$ 1,933,651	1,013,632	$12,029,576
Reinvested dividends and distributions	-	-	41,691	502,789
Shares repurchased	(684,404)	(5,971,472)	(431,396)	(4,657,990)
Net Increase/(Decrease)	(473,176)	$(4,037,821)	623,927	$ 7,874,375
Class S Shares:
Shares sold	-	$ -	(941)	$ (11,957)
Reinvested dividends and distributions	-	-	1,057	12,605
Shares repurchased	(792)	(7,491)	941	11,960
Net Increase/(Decrease)	(792)	$ (7,491)	1,057	$ 12,608
Class T Shares:
Shares sold	137,749	$ 1,311,079	39,226	$ 443,130
Reinvested dividends and distributions	-	-	2,507	29,914
Shares repurchased	(172,531)	(1,626,993)	(85,311)	(889,376)
Net Increase/(Decrease)	(34,782)	$ (315,914)	(43,578)	$ (416,332)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$27,878,706	$31,569,097	-	-

Janus Investment Fund	35

Janus Henderson Asia Equity Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Asia Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Asia Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

38	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	39

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

40	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

42	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

46	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	47

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

48	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

50	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Asia Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Foreign Taxes Paid	$61,356
Foreign Source Income	$548,613
Qualified Dividend Income Percentage	100%

52	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

54	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	55

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

56	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	57

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	59

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Culley 151 Detroit Street Denver, CO 80206 DOB: 1986	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2008-2019).
Daniel J. Graña 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Asia Equity Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2003-2019).
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2023

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93036 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

Jeremiah Buckley co-portfolio manager	Michael Keough co-portfolio manager	Greg Wilensky co-portfolio manager

PERFORMANCE

The Janus Henderson Balanced Fund’s Class I Shares returned 11.28% for the 12-month period ended September 30, 2023. That compares with 21.62% for the Fund’s primary benchmark, the S&P 500® Index, and 0.64% for the Bloomberg U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg U.S. Aggregate Bond Index, returned 11.95%.

INVESTMENT ENVIRONMENT

The stock market climbed steadily from the beginning of the period to July, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (AI) and related technologies also boosted market sentiment. However, stock market returns have been narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. Bouts of volatility have occurred in the rising rate environment, most notably the March collapse of Silicon Valley Bank and other regional banks. In July, the S&P 500 Index reached an 18-month peak, but market sentiment began to shift as investors recognized that the Fed may keep policy rates higher for longer in its fight against inflation.

The U.S. fixed income market posted a positive return over the past 12 months, with the Bloomberg US
Aggregate Bond Index up 0.64%. U.S. Treasury returns were negative during the period due to increasing rates across the curve, however, this performance was offset by spread sectors that generated very strong excess returns. The Treasury yield curve became more inverted, and yields rose across the board, with the benchmark 10-year Treasury yield jumping to 4.59%, from 3.83% one year ago. The yield curve segment between the 2-year and 10-year ultimately inverted beyond 0.5% — a level not seen since 2000 — on elevated concerns of a possible recession. Rising investor concerns about an economic hard landing pressured returns in the last three months of 2022.

However, these concerns dissipated in 2023 as gross domestic product (GDP) growth exceeded expectations, inflation moderated, and the labor market consistently showed signs of resilience. As a result, expectations for a soft landing increased and risk assets rallied for most of the year-to-date 2023 period. Over the past 12 months, corporate investment-grade credit spreads tightened 38 basis points to 1.21% and high-yield credit spreads tightened 158 basis points to 3.94%.

PERFORMANCE DISCUSSION

We entered the period with approximately 52% in equity at the end of September 2022, with 48% in fixed income including cash. As the U.S. economy continued to fend off recessionary fears, paving the way for equities to move higher, we steadily increased our equity weight during the period. Portfolio positioning ended September with roughly 61% in equities and 39% in fixed income. Asset allocation positioning had a positive impact on performance relative to the Balanced Index during the period, while selection within each asset class detracted from performance.

The equity portion of the Fund underperformed the S&P 500 Index. Stock selection drove relative underperformance, particularly in industrials and consumer staples sectors. Mailing services company United Parcel Service (UPS) sank on a disappointing earnings report due, in part, to a decrease in shipping volumes as consumers shift spending away from goods and toward services post-pandemic. The stock also came under pressure as the company entered contract

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

negotiations — which take place every four years — with the Teamsters Union representing UPS’ workers. In consumer staples, the primary detractor was Dollar General. The American variety store struggled amid inventory challenges as well as financial constraints facing core clientele.

An underweight allocation to utilities and stock selection in information technology contributed to relative returns. Computer chip manufacturer Nvidia was a top contributor due to optimism around advancements in AI. Nvidia’s graphic processing units, developer tools, and partnerships set the standard in AI, fueling excitement about the company’s long-term growth opportunities given the array of applications that its technologies enable. Cable company Comcast also contributed to performance. The company benefited from moderating investor concern around its high-speed internet competition. Less aggressive spending on fiberoptic network builds and a slowing rollout of fixed wireless have improved the competitive environment for the company’s broadband business. Additionally, Comcast and Disney announced that they agreed to speed up Comcast’s sale of Hulu. Management indicated that the proceeds of the sale will help fund share repurchases earlier than anticipated.

The fixed income allocation underperformed the Bloomberg US Aggregate Bond Index. The Fund’s overweight to interest rate risk during the second half of the period detracted from performance as rates continued to increase. We entered the period with a modest underweight to interest rate risk, and as rates rose late in the period, we added duration at favorable yields and ended the period with more interest rate risk than the benchmark. We remained dynamic in our duration positioning intra-period, seeking to increase or reduce duration depending on our present conviction regarding expectations for the future trajectory of interest rates.

Spread risk positioning helped performance due to our overweight to these sectors overall. Notably, the Fund generated excess returns in commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMO), and collateralized loan obligations (CLO). However, this benefit was more than offset by agency mortgage-backed securities (MBS) positioning and selection and corporate bond security selection. While we maintained a relatively defensive stance within the Fund during most of the period, we were still overweight spread risk versus the benchmark. Furthermore, in the third quarter of 2023, we added to our spread risk allocation as economic data and corporate results came in better than expected. This positioning helped in the third quarter, as credit spread sectors broadly outperformed Treasuries. We added to our corporate investment-grade exposure, as we continue to seek select opportunities in corporate issuers with strong fundamentals. We maintained an overweight allocation to securitized sectors, as we believe securitized spreads are attractively valued and appropriately reflect the risk of an economic slowdown. Within CMBS, we remained selective and active, with minimal exposure to the troubled office sector; we prefer sectors with strong fundamentals, such as multifamily housing, industrial, and hospitality.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As we approach the end of 2023, the debate surrounding the future path of inflation continues, as well as whether the Fed is done raising rates, and ultimately, whether the U.S. will enter a recession. While U.S. economic growth remains robust and the labor market tight by historical standards, we are beginning to see early signs of cooling in key areas of the economy. A softening in the job market, tighter lending conditions, erosion of COVID-19-era excess savings, and an uptick in consumer credit delinquencies all seem to point to continued below-average real GDP growth.

Additionally, market confidence in an economic soft landing eroded due to the Fed’s announcement that it expects to keep interest rates higher for longer. Both equities and fixed income adjusted accordingly. That said, we remain focused on the delayed impact of policy tightening, believing the full effects of rate increases have yet to be felt in the broader economy. We expect pressure on consumer spending to increase, and with that, some level of continued market volatility and macroeconomic uncertainty.

For equities, we believe that overall, equity multiples remain in a reasonable range relative to history, and we see opportunities for earnings growth in a number of areas despite a potentially slower-growth macroeconomic environment. We are particularly excited about opportunities in artificial intelligence, which has driven our overweight allocation in software and semiconductors. There are lasting productivity and efficiency benefits to be had across many industries that likely will spur high levels

2	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund (unaudited)

of technology investment levels for years to come. We also see opportunities where market misperception on the negative impact of AI is being overly discounted, and we are focused on identifying the potential winners and losers related to this long-term theme.

We continue to see tailwinds for companies from a price/cost standpoint, as supply chains have normalized and labor attrition has improved. These factors, along with declining commodity prices and transportation costs, could help lower the cost of goods sold and contribute to improved margins. The cost improvements have yet to be reflected in margins, and we expect companies to be able to hold on to most of their price gains. Macroeconomic risks that could challenge the earnings outlook in 2024 include rising energy prices and a softening labor force.

Within fixed income, we think investors should focus on what the market is offering in terms of risk-reward and position accordingly. For one, the risk that interest rates settle materially higher from here is low, in our view, as inflation continues to cool and rates markets are now largely pricing in the Fed’s expectations. While we are not forecasting that rates will come down significantly anytime soon, we think the higher yields currently available are likely to underpin better fixed income returns moving forward. At these levels, we are more comfortable adding duration risk, which could potentially provide much-needed defensive characteristics if the economy falters. From a spread risk perspective, we believe there are opportunities to construct a high-quality portfolio offering attractive yields while still managing risks. While corporate credit spreads currently trade tighter than their 10-year averages, corporates continue to exhibit stronger fundamentals than we have typically seen this late in the cycle. Our risk profile, therefore, remains measured in the corporate space. Compared to corporates, the securitized sector appears to be more appropriately pricing in potential downside risks to the economy and, in particular, we are finding attractive opportunities among agency MBS credits.

As always, we will dynamically adjust each of the equity and fixed income allocations, as well as the portfolio’s overall mix between equities and fixed income, as we analyze the risks and opportunities in each market.

Thank you for investing in the Janus Henderson Balanced Fund.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

An inverted yield curve occurs when short-term yields are higher than long-term yields.

10-Year Treasury Yield is the interest rate on U.S. Treasury bonds that will mature 10 years from the date of purchase.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Securitized products, such as mortgage- and asset-backed securities, are more sensitive to interest rate changes, have extension and prepayment risk, and are subject to more credit, valuation and liquidity risk than other fixed-income securities.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	2.01%	0.79%	Dollar General Corp	1.45%	-1.41%
NVIDIA Corp	2.44%	0.54%	Meta Platforms Inc - Class A	0.27%	-0.93%
Mastercard Inc	3.62%	0.45%	UnitedHealth Group Inc	3.52%	-0.47%
Comcast Corp - Class A	1.91%	0.44%	United Parcel Service Inc	2.27%	-0.44%
Booking Holdings Inc	1.04%	0.38%	Amazon.com Inc	0.92%	-0.41%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Utilities	0.91%	0.00%	2.82%
	Information Technology	0.79%	27.19%	26.86%
	Health Care	0.77%	15.63%	14.37%
	Real Estate	0.64%	0.29%	2.58%
	Financials	0.17%	14.36%	12.17%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.22%	10.25%	8.45%
	Consumer Staples	-0.82%	7.99%	6.89%
	Communication Services	-0.58%	7.49%	8.10%
	Energy	-0.48%	2.36%	4.73%
	Materials	-0.28%	1.43%	2.60%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.6%
Apple Inc
Technology Hardware, Storage & Peripherals	3.4%
Alphabet Inc - Class C
Interactive Media & Services	2.8%
Mastercard Inc
Diversified Financial Services	2.4%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.3%
16.5%

Asset Allocation - (% of Net Assets)
Common Stocks	61.6%
Mortgage-Backed Securities	11.4%
Corporate Bonds	11.2%
Asset-Backed/Commercial Mortgage-Backed Securities	9.0%
United States Treasury Notes/Bonds	6.5%
Investment Companies	2.1%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	11.01%	5.82%	7.43%	9.12%	0.89%
Class A Shares at MOP	4.63%	4.57%	6.79%	8.91%
Class C Shares at NAV	10.22%	5.08%	6.68%	8.43%	1.64%
Class C Shares at CDSC	9.22%	5.08%	6.68%	8.43%
Class D Shares	11.24%	6.03%	7.65%	9.23%	0.70%
Class I Shares	11.28%	6.09%	7.72%	9.27%	0.66%
Class N Shares	11.39%	6.17%	7.81%	9.28%	0.57%
Class R Shares	10.53%	5.38%	7.00%	8.73%	1.32%
Class S Shares	10.81%	5.65%	7.27%	8.96%	1.07%
Class T Shares	11.11%	5.92%	7.54%	9.18%	0.82%
S&P 500 Index	21.62%	9.92%	11.91%	9.93%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%	4.39%
Balanced Index	11.95%	5.79%	7.20%	7.70%
Morningstar Quartile - Class T Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	383/751	93/694	66/599	15/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,000.70	$4.41	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	$1,000.00	$997.20	$8.01	$1,000.00	$1,017.05	$8.09	1.60%
Class D Shares	$1,000.00	$1,001.90	$3.51	$1,000.00	$1,021.56	$3.55	0.70%
Class I Shares	$1,000.00	$1,001.80	$3.31	$1,000.00	$1,021.76	$3.35	0.66%
Class N Shares	$1,000.00	$1,002.50	$2.86	$1,000.00	$1,022.21	$2.89	0.57%
Class R Shares	$1,000.00	$998.50	$6.56	$1,000.00	$1,018.50	$6.63	1.31%
Class S Shares	$1,000.00	$1,000.00	$5.31	$1,000.00	$1,019.75	$5.37	1.06%
Class T Shares	$1,000.00	$1,001.30	$4.01	$1,000.00	$1,021.06	$4.05	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 9.0%
208 Park Avenue Mortgage Trust 2017-280P,
CME Term SOFR 1 Month + 0.9300%, 6.5100%, 9/15/34 (144A)‡	$11,417,538	$11,080,179
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	16,336,255	16,098,738
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	3,199,249	3,167,870
Aimco 2020-11A AR,
CME Term SOFR 3 Month + 1.3916%, 6.6996%, 10/17/34 (144A)‡	5,821,000	5,785,370
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	1,225,473	1,160,292
Angel Oak Mortgage Trust I LLC 2019-6,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,082,819	1,033,074
Angel Oak Mortgage Trust I LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0000%, 2.4100%, 4/25/65 (144A)‡	2,676,888	2,404,072
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	4,373,484	3,822,885
ARES CLO Ltd 2021-60A A,
CME Term SOFR 3 Month + 1.3816%, 6.6915%, 7/18/34 (144A)‡	5,454,000	5,402,165
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	4,338,561	4,243,631
Babson CLO Ltd 2018-3A A1,
CME Term SOFR 3 Month + 1.2116%, 6.5378%, 7/20/29 (144A)‡	6,271,560	6,266,242
Babson CLO Ltd 2019-3A A1R,
CME Term SOFR 3 Month + 1.3316%, 6.6578%, 4/20/31 (144A)‡	22,450,000	22,343,475
Babson CLO Ltd 2020-4A A,
CME Term SOFR 3 Month + 1.4816%, 6.8078%, 1/20/32 (144A)‡	7,293,853	7,278,871
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	8,386,000	7,425,529
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.2302%, 4/15/37 (144A)‡	33,039,000	32,439,641
BPR Trust 2023-BRK2 A, 0%, 11/5/28 (144A)‡	20,831,000	20,829,946
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	4,134,000	3,488,513
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	8,218,000	6,891,209
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.3667%, 10/15/36 (144A)‡	16,716,870	16,672,057
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.5267%, 10/15/36 (144A)‡	6,531,400	6,490,392
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.3767%, 10/15/37 (144A)‡	3,140,315	3,108,065
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.2475%, 2/15/36 (144A)‡	18,764,000	18,416,077
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.2475%, 2/15/36 (144A)‡	14,912,300	14,649,149
BX Commercial Mortgage Trust 2021-VINO A,
CME Term SOFR 1 Month + 0.7668%, 6.0988%, 5/15/38 (144A)‡	14,353,181	14,082,176
BX Commercial Mortgage Trust 2021-VOLT B,
CME Term SOFR 1 Month + 1.0645%, 6.3967%, 9/15/36 (144A)‡	15,945,000	15,401,904
BX Commercial Mortgage Trust 2021-VOLT D,
CME Term SOFR 1 Month + 1.7645%, 7.0967%, 9/15/36 (144A)‡	16,692,000	15,919,118
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 6.0814%, 4/15/39 (144A)‡	17,523,787	16,950,204
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.6132%, 6/15/40 (144A)‡	5,274,000	5,265,182
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.4612%, 6/15/40 (144A)‡	11,725,000	11,702,716
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	3,760,951
CBAM CLO Management 2019-11RA A1,
CME Term SOFR 3 Month + 1.4416%, 6.4304%, 1/20/35 (144A)‡	16,984,000	16,821,242
CBAM CLO Management 2019-11RA B,
CME Term SOFR 3 Month + 2.0116%, 7.0004%, 1/20/35 (144A)‡	6,819,244	6,675,065
Cedar Funding Ltd 2019-11A A1R,
CME Term SOFR 3 Month + 1.3116%, 6.7155%, 5/29/32 (144A)‡	21,276,000	21,160,705

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CENT Trust 2023-CITY A,
CME Term SOFR 1 Month + 2.6200%, 7.9522%, 9/15/28 (144A)‡	$21,107,000	$21,154,577
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	15,867,990	13,901,819
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	5,992,082	4,763,797
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	21,326,849	20,627,612
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	49,846,356	47,923,792
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	1,449,072	1,413,010
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	3,478,670	3,378,677
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.5150%, 2/25/50 (144A)‡	14,907,459	14,104,339
CIFC Funding Ltd 2018-3A A,
CME Term SOFR 3 Month + 1.3616%, 6.6715%, 7/18/31 (144A)‡	10,918,000	10,906,132
CIFC Funding Ltd 2021-4A A,
CME Term SOFR 3 Month + 1.3116%, 6.6196%, 7/15/33 (144A)‡	19,742,995	19,675,553
CIFC Funding Ltd 2021-7A B,
CME Term SOFR 3 Month + 1.8616%, 7.2072%, 1/23/35 (144A)‡	5,524,216	5,397,800
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	5,972,970	5,796,866
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	4,192,589	3,881,612
Cold Storage Trust 2020-ICE5 A,
CME Term SOFR 1 Month + 1.0145%, 6.3467%, 11/15/37 (144A)‡	24,568,865	24,338,488
Cold Storage Trust 2020-ICE5 B,
CME Term SOFR 1 Month + 1.4145%, 6.7467%, 11/15/37 (144A)‡	10,924,957	10,809,340
Cold Storage Trust 2020-ICE5 C,
CME Term SOFR 1 Month + 1.7645%, 7.0967%, 11/15/37 (144A)‡	10,966,242	10,843,090
COLT Funding LLC 2020-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.5000%, 1.8530%, 3/25/65 (144A)‡	84,746	83,838
COLT Funding LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.2000%, 1.5060%, 4/27/65 (144A)‡	926,564	860,002
Connecticut Avenue Securities Trust 2018-R07,
US 30 Day Average SOFR + 2.5145%, 7.8294%, 4/25/31 (144A)‡	491,515	491,956
Connecticut Avenue Securities Trust 2019-R03,
US 30 Day Average SOFR + 2.2645%, 7.5794%, 9/25/31 (144A)‡	35,896	35,896
Connecticut Avenue Securities Trust 2019-R07,
US 30 Day Average SOFR + 2.2145%, 7.5294%, 10/25/39 (144A)‡	281,186	281,621
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.3150%, 11/25/41 (144A)‡	32,659,000	31,911,741
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.9650%, 12/25/41 (144A)‡	10,646,000	10,402,565
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 8.3150%, 1/25/42 (144A)‡	12,368,000	12,379,136
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.4150%, 3/25/42 (144A)‡	19,320,594	19,488,640
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.3150%, 3/25/42 (144A)‡	8,236,997	8,292,870
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 7.2150%, 4/25/42 (144A)‡	10,101,496	10,122,751
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 8.3150%, 4/25/42 (144A)‡	9,001,000	9,130,037
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 8.0650%, 5/25/42 (144A)‡	6,159,652	6,313,884
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.8650%, 7/25/42 (144A)‡	5,199,600	5,291,497
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 7.8150%, 9/25/42 (144A)‡	18,431,663	18,636,740
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.7150%, 12/25/42 (144A)‡	8,717,227	8,862,793
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.8150%, 4/25/43 (144A)‡	12,038,849	12,181,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2023-R04 1M1,
US 30 Day Average SOFR + 2.3000%, 7.6150%, 5/25/43 (144A)‡	$14,648,116	$14,834,563
Connecticut Avenue Securities Trust 2023-R06 1M1,
US 30 Day Average SOFR + 1.7000%, 7.0150%, 7/25/43 (144A)‡	13,709,537	13,695,914
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	207,752	206,896
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	5,625,324	5,538,628
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
CME Term SOFR 1 Month + 1.0270%, 6.3600%, 5/15/36 (144A)‡	26,496,081	26,430,289
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
CME Term SOFR 1 Month + 1.4770%, 6.8100%, 5/15/36 (144A)‡	5,494,331	5,460,122
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.4168%, 4/15/26 (144A)‡	11,328,953	11,189,664
DC Commercial Mortgage Trust 2023-DC A, 6.3143%, 9/12/40 (144A)	17,548,000	17,471,554
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	17,354,000	14,831,983
Dryden Senior Loan Fund 2020-83A A,
CME Term SOFR 3 Month + 1.4816%, 6.7915%, 1/18/32 (144A)‡	7,111,119	7,098,084
Elmwood CLO VIII Ltd 2019-2A AR,
CME Term SOFR 3 Month + 1.4116%, 6.7378%, 4/20/34 (144A)‡	8,217,000	8,179,678
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	11,355,000	10,808,390
Extended Stay America Trust 2021-ESH A,
CME Term SOFR 1 Month + 1.1945%, 6.5265%, 7/15/38 (144A)‡	8,648,487	8,565,153
Fannie Mae REMICS, 3.0000%, 5/25/48	7,250,055	6,202,344
Fannie Mae REMICS, 3.0000%, 11/25/49	9,806,873	8,295,384
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	31,939,876	25,132,340
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	337,460	336,869
Freddie Mac - SLST 2020-2 M1, 4.7500%, 9/25/60 (144A)‡	5,651,973	5,389,666
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
US 30 Day Average SOFR + 2.0645%, 7.3794%, 10/25/49 (144A)‡	103,072	103,198
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.3150%, 12/25/50 (144A)‡	12,556,360	12,642,409
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
US 30 Day Average SOFR + 3.2145%, 8.5294%, 3/25/50 (144A)‡	3,905,225	4,029,308
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.9150%, 11/25/50 (144A)‡	13,479,784	13,648,059
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.6150%, 8/25/33 (144A)‡	19,968,923	20,130,429
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1,
US 30 Day Average SOFR + 0.8500%, 6.1650%, 11/25/41 (144A)‡	9,920,246	9,793,051
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.5650%, 8/25/33 (144A)‡	25,776,689	25,613,222
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M1,
US 30 Day Average SOFR + 0.9500%, 6.2650%, 12/25/41 (144A)‡	19,815,990	19,381,098
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A,
US 30 Day Average SOFR + 1.3000%, 6.6150%, 2/25/42 (144A)‡	3,930,324	3,920,348
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M1A,
US 30 Day Average SOFR + 2.0000%, 7.3150%, 4/25/42 (144A)‡	3,848,654	3,877,702
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 8.2650%, 6/25/42 (144A)‡	12,187,238	12,480,804
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.4650%, 9/25/42 (144A)‡	3,023,402	3,046,952
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4150%, 3/25/42 (144A)‡	7,959,866	8,027,013
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A,
US 30 Day Average SOFR + 2.6500%, 7.9650%, 7/25/42 (144A)‡	6,525,707	6,655,783
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 7.6150%, 8/25/42 (144A)‡	5,937,661	6,015,588
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4150%, 4/25/43 (144A)‡	6,306,444	6,365,516

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A,
US 30 Day Average SOFR + 2.0000%, 7.3150%, 6/25/43 (144A)‡	$1,605,038	$1,612,716
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	40,888,369	32,393,221
GCAT 2023-INV1 A1, 6.0000%, 8/25/53 (144A)‡	23,323,165	22,533,854
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.4805%, 12/15/36 (144A)‡	19,125,000	19,033,587
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 6.7805%, 12/15/36 (144A)‡	4,405,000	4,366,869
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 7.0795%, 12/15/36 (144A)‡	4,900,000	4,846,878
Highbridge Loan Management Ltd 2021-16A B,
CME Term SOFR 3 Month + 1.9616%, 7.3072%, 1/23/35 (144A)‡	5,360,143	5,267,970
Hudson Bay Simon JV Trust 2015-HB7 A7, 3.9141%, 8/5/34 (144A)	6,829,000	6,069,409
Hudsons Bay Simon JV Trust 2015-HB10 A10, 4.1545%, 8/5/34 (144A)	2,729,661	2,312,707
Imerial Fund LLC 2023-NQM1 A1, 5.9410%, 2/25/68 (144A)Ç	11,642,730	11,397,819
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	20,581,000	19,345,151
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	14,000,000	12,973,947
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	2,876,950	2,820,854
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	13,356,980	13,253,301
LCM LP 24A AR, CME Term SOFR 3 Month + 1.2416%, 6.5678%, 3/20/30 (144A)‡	5,663,627	5,646,727
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	11,563,719	11,212,656
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	8,282,289	8,257,047
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 6.1465%, 3/15/38 (144A)‡	26,199,103	25,660,335
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.5465%, 3/15/38 (144A)‡	15,119,064	14,658,985
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.6274%, 5/15/39 (144A)‡	36,759,000	36,106,204
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 7.1261%, 5/15/39 (144A)‡	6,155,000	6,027,106
M&T Equipment Notes 2023-1A A2, 6.0900%, 7/15/30 (144A)	9,560,000	9,516,518
M&T Equipment Notes 2023-1A A3, 5.7400%, 7/15/30 (144A)	5,243,000	5,154,717
Madison Park Funding Ltd 2019-35A A1R,
CME Term SOFR 3 Month + 1.2516%, 6.5778%, 4/20/32 (144A)‡	28,249,000	28,154,874
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	5,503,000	5,487,154
MED Trust 2021-MDLN E,
CME Term SOFR 1 Month + 3.2645%, 8.5965%, 11/15/38 (144A)‡	21,321,672	20,296,492
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	10,755,666	9,856,676
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	13,331,087	12,217,052
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	8,152,206	6,153,263
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	27,903,677	21,955,399
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	18,285,000	18,396,921
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.2474%, 4/15/38 (144A)‡	25,579,981	25,238,782
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.7974%, 4/15/38 (144A)‡	14,440,023	14,171,948
NCMF Trust 2022-MFP A,
CME Term SOFR 1 Month + 1.7420%, 7.0742%, 3/15/39 (144A)‡	9,928,000	9,820,027
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	8,554,000	7,112,577
New Residential Mortgage Loan Trust 2018-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 6 Months + 0.6800%, 4.5000%, 2/25/58 (144A)‡	1,260,379	1,188,976

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	$3,128,043	$2,916,050
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	7,740,389	6,922,267
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	12,909,004	11,606,393
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	2,913,613	2,885,252
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	3,688,764	3,683,432
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	14,984,470	13,696,712
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	16,516,268	13,000,996
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	30,722,861	24,220,966
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	9,324,493	7,077,062
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	30,855,576	24,309,220
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	13,083,864	10,020,522
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	4,300,609	4,211,227
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	8,557,686	8,338,475
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	21,518,097	20,057,888
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	15,724,779	14,711,272
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	23,077,482	22,375,709
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	2,383,664	2,380,957
Regatta XXIII Funding Ltd 2021-4A B,
CME Term SOFR 3 Month + 1.9616%, 7.2878%, 1/20/35 (144A)‡	5,891,224	5,811,545
Saluda Grade Alternative Mortgage Trust 2023-FIG3 A, 7.0670%, 8/25/53‡	26,074,892	26,074,553
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
Prime Rate by Country United States + 2.3000%, 7.1620%, 6/1/53 (144A)‡	6,730,205	6,709,409
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	1,941,971	1,876,964
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	8,321,456	8,239,453
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32 (144A)	3,857,113	3,791,841
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	21,118,521	20,664,333
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	2,153,611	1,782,356
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	890,154	729,911
Signal Peak CLO LLC 2022-12A A1, 7.1207%, 7/10/28‡	31,401,000	31,158,695
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.3330%, 1/15/39 (144A)‡	10,990,000	10,714,123
Sound Point CLO Ltd 2019-1A AR,
CME Term SOFR 3 Month + 1.3416%, 6.6678%, 1/20/32 (144A)‡	26,345,000	26,110,793
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.5210%, 1/28/50 (144A)‡	50,908	61,821
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0500%, 2.6240%, 1/28/50 (144A)‡	284,819	345,919
SREIT Trust 2021-MFP A,
CME Term SOFR 1 Month + 0.8453%, 6.1775%, 11/15/38 (144A)‡	2,350,000	2,305,071
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	8,570,000	8,355,285
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	4,395,000	4,209,883
THL Credit Wind River CLO Ltd 2019-1A AR,
CME Term SOFR 3 Month + 1.4216%, 6.7478%, 7/20/34 (144A)‡	7,594,000	7,499,493
Towd Point Mortgage Trust 2023-CES1 A1A, 6.7500%, 7/25/63 (144A)‡	6,855,178	6,927,433
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	340,830	340,122
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	12,701,104	11,584,739
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	6,240,077	4,703,800
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	1,416,210	1,403,053
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	1,366,100	1,346,536
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	8,679,481	8,532,911
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	10,387,588	10,308,269
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	17,832,000	16,101,432
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	11,511,000	9,593,117

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
VASA Trust 2021-VASA A,
CME Term SOFR 1 Month + 1.0145%, 6.3475%, 7/15/39 (144A)‡	$8,418,000	$7,336,267
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,827,876	1,773,328
VMC Finance LLC 2021-HT1 A,
CME Term SOFR 1 Month + 1.7645%, 7.0951%, 1/18/37 (144A)‡	10,311,722	10,066,373
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
CME Term SOFR 1 Month + 1.2645%, 6.5975%, 2/15/40 (144A)‡	3,699,864	3,501,181
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	3,897,819	3,665,891
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	5,325,088	5,288,028
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	9,490,141	8,628,291
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	13,083,642	12,977,277
Woodward Capital Management 2023-CES2 A1A, 6.8080%, 9/25/43 (144A)‡	24,674,102	24,639,504
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,122,143,783)		2,035,410,697
Corporate Bonds– 11.2%
Banking – 4.5%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	20,898,000	19,266,934
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	29,671,000	29,805,005
Bank of America Corp, SOFR + 1.5700%, 5.8190%, 9/15/29‡	43,386,000	42,853,542
Bank of America Corp, SOFR + 1.8400%, 5.8720%, 9/15/34‡	41,429,000	40,317,900
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	21,700,000	21,349,175
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	13,020,000	12,708,633
Bank of New York Mellon Corp/The, SOFR + 1.6060%, 4.9670%, 4/26/34‡	8,008,000	7,384,088
Bank of New York Mellon/The, SOFR + 2.0740%, 5.8340%, 10/25/33‡	20,941,000	20,584,888
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	53,212,000	39,652,003
Barclays PLC, SOFR + 1.8800%, 6.4960%, 9/13/27‡	9,932,000	9,905,651
Barclays PLC, SOFR + 2.2200%, 6.4900%, 9/13/29‡	7,819,000	7,755,062
Barclays PLC, SOFR + 2.6200%, 6.6920%, 9/13/34‡	16,112,000	15,729,842
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	12,805,000	11,408,001
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	22,678,000	21,895,155
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	23,349,000	22,818,908
Citigroup Inc, CME Term SOFR 3 Month + 1.8246%, 3.8870%, 1/10/28‡	36,115,000	33,665,990
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	8,361,000	7,977,573
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	2,012,000	1,955,766
Cooperatieve Rabobank UA,
US Treasury Yield Curve Rate 1 Year + 1.4000%, 5.5640%, 2/28/29 (144A)‡	31,140,000	30,350,154
Deutsche Bank AG / New York, SOFR + 3.0430%, 3.5470%, 9/18/31‡	3,997,000	3,222,401
Deutsche Bank AG / New York, SOFR + 3.6500%, 7.0790%, 2/10/34‡	11,594,000	10,477,980
Goldman Sachs Group Inc, 3.5000%, 4/1/25	39,166,000	37,711,820
ING Groep NV, SOFR + 1.5600%, 6.0830%, 9/11/27‡	9,068,000	9,027,703
JPMorgan Chase & Co, SOFR + 1.4500%, 5.2990%, 7/24/29‡	21,804,000	21,214,915
JPMorgan Chase & Co, CME Term SOFR 3 Month + 2.5150%, 2.9560%, 5/13/31‡	22,144,000	18,194,057
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	39,262,000	37,741,811
JPMorgan Chase & Co, SOFR + 1.8450%, 5.3500%, 6/1/34‡	9,000,000	8,534,492
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	7,243,000	7,000,864
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	15,834,000	15,649,574
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	24,836,000	23,330,754
Morgan Stanley, 4.3500%, 9/8/26	14,618,000	13,937,955
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	6,743,000	6,609,701
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	11,537,000	10,268,855
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	2,164,000	1,973,253
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	14,927,000	14,374,935
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	20,429,000	19,653,817
Morgan Stanley, SOFR + 1.6300%, 5.4490%, 7/20/29‡	9,697,000	9,449,423
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	16,462,000	12,963,954
Morgan Stanley, SOFR + 1.8700%, 5.2500%, 4/21/34‡	6,492,000	6,027,692
Morgan Stanley, SOFR + 1.8800%, 5.4240%, 7/21/34‡	32,203,000	30,376,827

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	$5,688,000	$5,316,437
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	28,726,000	22,300,010
Nordea Bank Abp, 5.3750%, 9/22/27 (144A)	30,280,000	29,568,807
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	32,645,000	31,669,361
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	9,079,000	8,810,913
PNC Financial Services Group Inc/The, SOFR + 1.9330%, 5.0680%, 1/24/34‡	14,040,000	12,732,161
Royal Bank of Canada, 5.0000%, 5/2/33	32,470,000	30,167,029
State Street Corp, SOFR + 1.5670%, 4.8210%, 1/26/34‡	6,668,000	6,079,838
Sumitomo Mitsui Financial Group Inc, 5.7100%, 1/13/30	19,255,000	18,839,446
Sumitomo Mitsui Financial Group Inc, 5.8520%, 7/13/30	23,583,000	23,270,190
Sumitomo Mitsui Financial Group Inc, 5.7760%, 7/13/33	4,492,000	4,390,717
Toronto-Dominion Bank/The, 5.5230%, 7/17/28	28,925,000	28,550,100
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	12,523,000	12,386,779
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	20,094,000	19,559,101
US Bancorp, SOFR + 1.6000%, 4.8390%, 2/1/34‡	2,889,000	2,543,640
US Bancorp, SOFR + 2.2600%, 5.8360%, 6/12/34‡	6,742,000	6,358,716
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	20,457,000	14,411,863
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	19,870,000	14,886,207
		1,006,968,368
Basic Industry – 0.3%
Celanese US Holdings LLC, 6.3500%, 11/15/28	9,170,000	9,054,750
Celanese US Holdings LLC, 6.3300%, 7/15/29	9,083,000	8,903,258
Celanese US Holdings LLC, 6.5500%, 11/15/30	22,993,000	22,501,645
Celanese US Holdings LLC, 6.7000%, 11/15/33	22,403,000	21,807,403
		62,267,056
Brokerage – 0.3%
Charles Schwab Corp, SOFR + 2.0100%, 6.1360%, 8/24/34‡	26,952,000	26,217,737
Nasdaq Inc, 5.3500%, 6/28/28	4,627,000	4,542,467
Nasdaq Inc, 5.5500%, 2/15/34	30,957,000	29,546,987
Nasdaq Inc, 5.9500%, 8/15/53	14,615,000	13,651,599
Nasdaq Inc, 6.1000%, 6/28/63	6,206,000	5,771,502
		79,730,292
Capital Goods – 0.2%
General Dynamics Corp, 3.5000%, 4/1/27	7,372,000	6,954,137
L3Harris Technologies Inc, 5.4000%, 7/31/33	16,296,000	15,664,903
Lockheed Martin Corp, 4.4500%, 5/15/28	8,605,000	8,328,060
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	16,939,000	16,475,999
		47,423,099
Communications – 0.1%
AT&T Inc, 3.6500%, 9/15/59	2,171,000	1,320,941
Comcast Corp, 4.5500%, 1/15/29	13,994,000	13,439,005
Comcast Corp, 4.8000%, 5/15/33	10,425,000	9,780,133
Fox Corp, 4.0300%, 1/25/24	8,690,000	8,628,377
		33,168,456
Consumer Cyclical – 0.4%
CBRE Services Inc, 5.9500%, 8/15/34	39,681,000	37,427,547
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	9,419,000	9,132,503
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	1,226,000	1,136,527
LKQ Corp, 5.7500%, 6/15/28 (144A)	20,493,000	20,019,937
LKQ Corp, 6.2500%, 6/15/33 (144A)	19,272,000	18,634,921
		86,351,435
Consumer Non-Cyclical – 1.4%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	14,308,000	14,141,695
Amgen Inc, 5.1500%, 3/2/28	17,500,000	17,211,175
Amgen Inc, 5.2500%, 3/2/30	13,952,000	13,630,919

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	$6,306,000	$5,974,763
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	12,756,000	11,898,523
Diageo Capital PLC, 1.3750%, 9/29/25	11,362,000	10,501,511
GE HealthCare Technologies Inc, 5.6500%, 11/15/27	22,545,000	22,508,006
GE HealthCare Technologies Inc, 5.8570%, 3/15/30	4,711,000	4,673,484
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27	10,875,000	10,089,274
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29	5,546,000	4,973,409
Hasbro Inc, 3.9000%, 11/19/29	34,171,000	30,228,286
Hasbro Inc, 5.1000%, 5/15/44	5,211,000	4,257,942
HCA Inc, 5.8750%, 2/15/26	4,146,000	4,123,020
HCA Inc, 5.3750%, 9/1/26	3,180,000	3,120,851
HCA Inc, 5.2000%, 6/1/28	5,579,000	5,391,929
HCA Inc, 5.6250%, 9/1/28	9,208,000	8,978,347
HCA Inc, 5.8750%, 2/1/29	6,941,000	6,828,407
HCA Inc, 3.6250%, 3/15/32	10,927,000	9,057,266
HCA Inc, 5.5000%, 6/1/33	18,299,000	17,305,793
Illumina Inc, 5.8000%, 12/12/25	11,709,000	11,633,391
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 5.5000%, 1/15/30	19,216,000	17,938,853
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.6250%, 1/15/32	9,318,000	7,419,089
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.0000%, 5/15/32	13,810,000	10,418,013
Mondelez International Inc, 2.7500%, 4/13/30	1,182,000	994,400
Pfizer Investment Enterprises Pte Ltd, 4.4500%, 5/19/28	22,867,000	22,046,425
Pfizer Investment Enterprises Pte Ltd, 4.6500%, 5/19/30	12,699,000	12,169,506
Pilgrim's Pride Corp, 6.2500%, 7/1/33	22,981,000	21,597,297
Royalty Pharma PLC, 3.5500%, 9/2/50	14,211,000	8,685,754
		317,797,328
Electric – 0.7%
American Electric Power Co Inc, 5.6250%, 3/1/33	21,563,000	20,865,566
Duke Energy Corp, 4.3000%, 3/15/28	15,581,000	14,773,933
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	16,995,000	12,638,614
Exelon Corp, 5.1500%, 3/15/28	10,433,000	10,238,575
Exelon Corp, 5.3000%, 3/15/33	16,707,000	15,931,316
Georgia Power Co, 4.6500%, 5/16/28	11,031,000	10,641,986
Georgia Power Co, 4.9500%, 5/17/33	17,435,000	16,342,493
National Grid PLC, 5.6020%, 6/12/28	7,753,000	7,668,552
National Grid PLC, 5.8090%, 6/12/33	16,262,000	15,795,650
Xcel Energy Inc, 5.4500%, 8/15/33	36,599,000	34,927,409
		159,824,094
Energy – 0.4%
Columbia Pipelines Operating Company LLC, 5.9270%, 8/15/30 (144A)	5,254,000	5,186,361
Columbia Pipelines Operating Company LLC, 6.0360%, 11/15/33 (144A)	12,631,000	12,329,180
Columbia Pipelines Operating Company LLC, 6.4970%, 8/15/43 (144A)	2,548,000	2,481,986
Columbia Pipelines Operating Company LLC, 6.5440%, 11/15/53 (144A)	13,172,000	12,877,298
Columbia Pipelines Operating Company LLC, 6.7140%, 8/15/63 (144A)	2,508,000	2,448,647
Enbridge Inc, 5.7000%, 3/8/33	11,565,000	11,079,254
Energy Transfer LP, 5.5500%, 2/15/28	14,575,000	14,317,280
Energy Transfer Operating LP, 4.9500%, 6/15/28	626,000	599,093
EQT Corp, 5.7000%, 4/1/28	7,749,000	7,594,679
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	11,121,000	10,229,265
Southwestern Energy Co, 4.7500%, 2/1/32	12,491,000	10,720,879
		89,863,922
Finance Companies – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	10,114,000	9,484,935
Air Lease Corp, 1.8750%, 8/15/26	17,148,000	15,235,150
Ares Capital Corp, 2.8750%, 6/15/27	10,411,000	9,083,292
Blue Owl Credit Income Corp, 7.7500%, 9/16/27	16,398,000	16,266,142
OWL Rock Core Income Corp, 4.7000%, 2/8/27	2,729,000	2,483,308
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	8,994,000	8,915,300

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	$12,708,000	$10,132,978
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	12,331,000	10,859,788
		82,460,893
Government Sponsored – 0.1%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	8,972,000	8,884,908
Electricite de France SA, 6.2500%, 5/23/33 (144A)	13,964,000	13,978,525
		22,863,433
Insurance – 0.6%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	21,681,000	18,010,002
Athene Global Funding, 2.6460%, 10/4/31 (144A)	17,357,000	12,851,575
Brown & Brown Inc, 4.9500%, 3/17/52	18,886,000	15,039,053
Centene Corp, 4.2500%, 12/15/27	53,971,000	49,756,405
Centene Corp, 2.4500%, 7/15/28	16,998,000	14,360,658
Centene Corp, 3.0000%, 10/15/30	18,048,000	14,557,697
UnitedHealth Group Inc, 5.2500%, 2/15/28	10,004,000	10,020,998
		134,596,388
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	11,528,000	9,535,539
Agree LP, 2.9000%, 10/1/30	7,437,000	5,985,864
Agree LP, 2.6000%, 6/15/33	8,647,000	6,314,192
American Tower Trust I, 5.4900%, 3/15/28 (144A)	33,827,000	33,140,278
Sun Communities Operating LP, 2.7000%, 7/15/31	21,657,000	16,667,792
		71,643,665
Technology – 1.4%
Analog Devices Inc, 2.9500%, 4/1/25	10,074,000	9,697,219
Broadcom Inc, 2.6000%, 2/15/33 (144A)	11,906,000	8,878,115
Broadcom Inc, 3.4690%, 4/15/34 (144A)	19,242,000	15,112,883
Broadcom Inc, 3.1370%, 11/15/35 (144A)	23,928,000	17,445,467
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	12,054,000	9,712,429
Equinix Inc, 2.1500%, 7/15/30	9,552,000	7,502,443
Fiserv Inc, 5.4500%, 3/2/28	17,859,000	17,701,998
Fiserv Inc, 5.6250%, 8/21/33	17,789,000	17,236,543
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	31,699,000	30,280,541
Global Payments Inc, 2.1500%, 1/15/27	11,282,000	9,946,476
Leidos Inc, 2.3000%, 2/15/31	4,088,000	3,143,786
Leidos Inc, 5.7500%, 3/15/33	13,585,000	13,019,327
Marvell Technology Inc, 1.6500%, 4/15/26	13,225,000	11,951,042
Marvell Technology Inc, 4.8750%, 6/22/28	14,717,000	14,061,350
Micron Technology Inc, 6.7500%, 11/1/29	10,141,000	10,303,712
Micron Technology Inc, 5.8750%, 9/15/33	10,984,000	10,461,762
MSCI Inc, 4.0000%, 11/15/29 (144A)	1,532,000	1,345,559
MSCI Inc, 3.6250%, 9/1/30 (144A)	25,762,000	21,592,194
MSCI Inc, 3.8750%, 2/15/31 (144A)	21,571,000	18,275,066
Total System Services Inc, 4.8000%, 4/1/26	11,686,000	11,330,830
Trimble Inc, 4.7500%, 12/1/24	18,923,000	18,637,276
Trimble Inc, 4.9000%, 6/15/28	7,533,000	7,203,823
Trimble Inc, 6.1000%, 3/15/33	35,125,000	34,412,952
Workday Inc, 3.5000%, 4/1/27	8,410,000	7,846,823
		327,099,616
Transportation – 0.1%
GXO Logistics Inc, 1.6500%, 7/15/26	14,940,000	13,127,474
GXO Logistics Inc, 2.6500%, 7/15/31	2,271,000	1,723,056
		14,850,530
Total Corporate Bonds (cost $2,730,917,690)		2,536,908,575
Mortgage-Backed Securities– 11.4%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	73,116,241	66,110,608

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae– (continued)
4.0000%, TBA, 15 Year Maturity	$65,269,000	$61,564,332
4.0000%, TBA, 30 Year Maturity	13,103,414	11,664,882
4.5000%, TBA, 30 Year Maturity	9,350,338	8,581,376
5.5000%, TBA, 30 Year Maturity	9,266,721	8,952,848
6.0000%, TBA, 30 Year Maturity	22,278,028	21,983,958
		178,858,004
Fannie Mae Pool:
7.5000%, 7/1/28	28,278	28,977
3.0000%, 10/1/34	1,107,443	1,009,035
2.5000%, 11/1/34	808,428	717,543
3.0000%, 11/1/34	490,794	447,477
3.0000%, 12/1/34	473,105	431,115
2.5000%, 12/1/36	35,245,700	31,219,305
6.0000%, 2/1/37	185,000	191,063
4.5000%, 11/1/42	1,086,916	1,025,956
3.0000%, 1/1/43	625,212	535,024
3.0000%, 2/1/43	147,506	126,019
3.0000%, 5/1/43	1,471,041	1,255,168
5.0000%, 7/1/44	114,057	110,398
4.5000%, 10/1/44	2,725,414	2,573,293
4.5000%, 3/1/45	4,080,979	3,853,197
4.0000%, 5/1/45	673,082	613,454
4.5000%, 6/1/45	2,064,337	1,933,511
3.5000%, 12/1/45	1,245,111	1,094,376
3.0000%, 1/1/46	247,135	209,028
4.5000%, 2/1/46	4,714,693	4,449,813
3.5000%, 7/1/46	2,707,025	2,380,305
3.0000%, 2/1/47	40,653,367	34,754,392
3.0000%, 3/1/47	4,778,533	4,053,814
3.5000%, 3/1/47	1,076,757	946,403
3.5000%, 7/1/47	960,948	844,614
3.5000%, 8/1/47	908,815	794,224
3.5000%, 8/1/47	835,580	735,320
4.0000%, 10/1/47	3,985,432	3,609,094
4.0000%, 11/1/47	5,349,709	4,845,556
3.5000%, 12/1/47	420,511	370,055
3.5000%, 12/1/47	248,164	218,387
3.5000%, 1/1/48	2,437,722	2,131,943
4.0000%, 1/1/48	8,728,062	7,957,843
4.0000%, 1/1/48	3,213,991	2,908,777
4.0000%, 1/1/48	2,036,424	1,844,128
3.0000%, 2/1/48	2,898,622	2,464,594
3.5000%, 3/1/48	374,852	329,575
4.0000%, 3/1/48	2,550,784	2,325,816
4.5000%, 3/1/48	105,632	98,693
5.0000%, 5/1/48	2,559,655	2,456,623
4.5000%, 6/1/48	4,304,656	4,021,900
3.5000%, 7/1/48	24,628,080	21,549,833
4.0000%, 7/1/48	4,876,534	4,409,239
4.0000%, 8/1/48	1,369,001	1,237,816
4.5000%, 8/1/48	51,360	47,986
4.0000%, 9/1/48	3,259,813	2,951,994
4.0000%, 10/1/48	1,919,552	1,740,254
4.0000%, 11/1/48	5,718,881	5,170,867
4.0000%, 12/1/48	909,486	822,334
4.0000%, 2/1/49	1,338,513	1,210,249
3.5000%, 5/1/49	10,071,361	8,772,168
3.5000%, 6/1/49	24,189,796	21,139,750
4.0000%, 6/1/49	757,337	684,167

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 6/1/49	$376,667	$350,774
3.0000%, 8/1/49	3,094,619	2,565,403
3.0000%, 8/1/49	1,455,386	1,206,499
4.5000%, 8/1/49	534,221	497,498
3.0000%, 9/1/49	10,902,836	9,127,398
3.0000%, 9/1/49	649,662	547,877
4.0000%, 9/1/49	3,419,845	3,089,600
4.0000%, 11/1/49	12,424,916	11,234,295
4.0000%, 11/1/49	1,098,687	994,827
3.5000%, 12/1/49	31,929,188	27,903,298
4.5000%, 1/1/50	9,615,599	8,983,987
4.5000%, 1/1/50	723,917	674,159
2.5000%, 3/1/50	2,668,107	2,129,695
4.0000%, 3/1/50	18,098,241	16,407,756
4.0000%, 3/1/50	9,761,013	8,825,661
4.0000%, 3/1/50	3,730,090	3,372,653
4.0000%, 4/1/50	2,213,663	1,994,214
4.5000%, 7/1/50	15,674,919	14,417,723
2.5000%, 8/1/50	53,220,472	43,004,468
2.5000%, 8/1/50	2,183,316	1,766,539
4.0000%, 8/1/50	2,012,675	1,813,151
4.0000%, 9/1/50	20,604,670	18,613,972
4.0000%, 10/1/50	19,707,451	17,844,480
4.5000%, 10/1/50	11,937,312	11,153,196
3.5000%, 2/1/51	13,170,712	11,471,706
4.0000%, 3/1/51	50,866,578	45,952,158
4.0000%, 3/1/51	980,008	885,326
4.0000%, 3/1/51	493,913	446,583
4.0000%, 8/1/51	8,553,516	7,733,872
4.0000%, 10/1/51	47,200,474	42,640,252
4.0000%, 10/1/51	7,070,855	6,387,712
3.0000%, 12/1/51	138,426,748	115,546,034
2.5000%, 1/1/52	13,562,721	10,907,747
3.5000%, 1/1/52	2,715,345	2,371,987
2.5000%, 2/1/52	66,834,900	53,720,594
3.5000%, 2/1/52	7,074,528	6,177,766
2.5000%, 3/1/52	27,326,719	21,947,642
2.5000%, 3/1/52	27,069,282	21,757,763
2.5000%, 3/1/52	10,124,643	8,140,264
2.5000%, 3/1/52	2,326,239	1,867,974
2.5000%, 3/1/52	2,210,915	1,775,711
2.5000%, 3/1/52	1,893,886	1,522,269
2.5000%, 3/1/52	792,858	637,257
3.0000%, 3/1/52	12,914,863	10,789,565
3.5000%, 3/1/52	46,856,133	40,801,172
3.5000%, 3/1/52	17,957,261	15,604,706
3.5000%, 3/1/52	4,553,757	3,974,599
3.0000%, 4/1/52	19,705,750	16,460,861
3.0000%, 4/1/52	10,863,394	9,099,200
3.0000%, 4/1/52	9,345,119	7,805,390
3.5000%, 4/1/52	9,338,747	8,078,178
3.5000%, 4/1/52	6,862,656	5,975,833
3.5000%, 4/1/52	5,116,452	4,425,371
3.5000%, 4/1/52	3,057,782	2,645,034
3.5000%, 4/1/52	1,723,645	1,491,042
3.5000%, 4/1/52	1,517,254	1,312,318
4.0000%, 4/1/52	7,643,504	6,846,707
4.5000%, 4/1/52	1,440,257	1,322,398
4.5000%, 4/1/52	1,218,250	1,118,558

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 4/1/52	$698,464	$641,307
4.5000%, 4/1/52	634,237	582,336
4.5000%, 4/1/52	554,512	509,135
4.5000%, 4/1/52	357,062	327,758
3.5000%, 5/1/52	8,484,642	7,367,832
3.5000%, 5/1/52	5,099,293	4,410,191
4.5000%, 5/1/52	1,932,880	1,774,709
3.5000%, 6/1/52	29,228,053	25,423,943
3.5000%, 6/1/52	16,958,335	14,785,823
3.5000%, 7/1/52	37,486,488	32,540,648
3.5000%, 7/1/52	4,315,889	3,754,165
3.5000%, 7/1/52	1,548,763	1,349,875
4.5000%, 7/1/52	7,879,534	7,246,320
3.5000%, 8/1/52	7,489,789	6,499,294
3.5000%, 8/1/52	2,818,785	2,451,041
4.5000%, 8/1/52	29,160,148	26,816,784
3.5000%, 9/1/52	11,556,271	10,035,151
5.0000%, 9/1/52	13,335,072	12,580,202
5.5000%, 9/1/52	36,380,964	35,236,158
5.0000%, 10/1/52	6,123,956	5,795,468
5.0000%, 10/1/52	2,692,748	2,548,309
5.5000%, 10/1/52	6,272,975	6,102,917
4.5000%, 11/1/52	19,943,515	18,460,139
5.0000%, 11/1/52	15,027,949	14,221,851
5.5000%, 11/1/52	13,445,051	13,080,560
5.0000%, 1/1/53	11,387,633	10,759,844
5.0000%, 1/1/53	2,613,470	2,473,284
5.0000%, 1/1/53	834,470	789,011
5.0000%, 2/1/53	1,059,516	1,002,576
5.0000%, 3/1/53	3,169,460	2,989,222
5.0000%, 3/1/53	611,241	577,879
5.5000%, 3/1/53	389,647	377,569
5.0000%, 4/1/53	4,133,998	3,898,911
5.0000%, 4/1/53	1,179,645	1,115,260
5.0000%, 4/1/53	983,636	927,699
5.0000%, 4/1/53	825,054	778,136
5.5000%, 4/1/53	185,843	180,082
5.0000%, 5/1/53	600,789	567,999
5.5000%, 5/1/53	346,808	336,058
5.5000%, 5/1/53	180,221	174,635
5.0000%, 6/1/53	3,379,224	3,228,215
5.0000%, 6/1/53	1,189,686	1,123,756
5.0000%, 6/1/53	735,956	695,788
5.5000%, 6/1/53	31,901,322	31,006,529
5.5000%, 6/1/53	491,528	477,741
4.5000%, 7/1/53	3,702,331	3,436,480
5.0000%, 7/1/53	10,542,806	10,070,602
5.5000%, 7/1/53	1,409,354	1,365,669
5.5000%, 7/1/53	847,047	823,288
5.0000%, 8/1/53	11,331,262	10,823,744
5.0000%, 8/1/53	737,472	697,839
5.5000%, 9/1/53	24,660,151	23,971,991
3.5000%, 8/1/56	10,185,951	8,783,343
3.0000%, 2/1/57	10,211,921	8,408,140
3.0000%, 6/1/57	185,949	153,148
		1,296,369,491
Freddie Mac Gold Pool:
3.5000%, 1/1/47	732,483	646,171
4.0000%, 8/1/48	2,344,092	2,122,354

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Gold Pool– (continued)
4.0000%, 9/1/48	$1,583,010	$1,433,215
		4,201,740
Freddie Mac Pool:
3.0000%, 5/1/31	9,827,626	9,206,159
3.0000%, 9/1/32	2,374,600	2,166,681
3.0000%, 10/1/32	1,137,139	1,037,675
3.0000%, 12/1/32	727,624	659,330
3.0000%, 1/1/33	1,483,125	1,353,263
2.5000%, 12/1/33	10,313,520	9,428,832
3.0000%, 10/1/34	2,657,482	2,420,706
3.0000%, 10/1/34	1,232,127	1,122,640
2.5000%, 11/1/34	3,213,448	2,852,188
2.5000%, 11/1/34	864,427	767,247
6.0000%, 4/1/40	2,923,014	3,019,364
3.5000%, 7/1/42	511,344	451,752
3.5000%, 8/1/42	597,595	526,568
3.5000%, 8/1/42	556,604	490,449
3.5000%, 2/1/43	1,314,296	1,157,114
3.0000%, 3/1/43	6,514,473	5,569,196
3.0000%, 6/1/43	215,273	181,879
3.5000%, 2/1/44	1,629,447	1,434,574
4.5000%, 5/1/44	873,020	817,872
3.5000%, 12/1/44	9,899,819	8,757,912
3.0000%, 1/1/45	2,547,142	2,167,431
4.0000%, 4/1/45	20,764	18,873
3.0000%, 1/1/46	459,541	392,999
3.5000%, 7/1/46	1,781,849	1,558,865
4.0000%, 3/1/47	1,031,107	939,764
3.0000%, 4/1/47	1,197,147	1,011,369
3.5000%, 4/1/47	427,581	375,974
3.5000%, 9/1/47	3,511,047	3,068,346
3.5000%, 12/1/47	5,841,534	5,131,816
3.5000%, 2/1/48	2,112,760	1,840,687
4.0000%, 3/1/48	2,255,333	2,056,423
4.5000%, 3/1/48	83,071	77,614
4.0000%, 4/1/48	2,181,058	1,972,057
4.0000%, 4/1/48	2,153,497	1,949,084
4.0000%, 4/1/48	260,633	235,658
4.0000%, 5/1/48	3,654,508	3,304,314
4.5000%, 7/1/48	600,705	561,247
5.0000%, 9/1/48	109,689	105,264
4.0000%, 11/1/48	514,377	465,087
4.0000%, 12/1/48	6,397,736	5,783,786
4.5000%, 12/1/48	1,918,849	1,790,076
4.5000%, 6/1/49	418,304	389,456
4.0000%, 7/1/49	4,452,395	4,022,440
4.5000%, 7/1/49	3,549,575	3,304,781
4.5000%, 7/1/49	530,825	494,335
3.0000%, 8/1/49	947,219	785,234
4.5000%, 8/1/49	3,174,085	2,955,187
3.0000%, 12/1/49	1,210,293	1,013,207
3.0000%, 12/1/49	921,796	771,689
4.5000%, 1/1/50	2,125,485	1,978,903
4.5000%, 1/1/50	586,867	546,529
3.5000%, 3/1/50	593,948	515,354
4.0000%, 3/1/50	6,298,733	5,695,155
4.5000%, 3/1/50	7,436,023	6,796,987
4.0000%, 6/1/50	10,208,305	9,265,798
2.5000%, 8/1/50	1,111,844	899,903

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 8/1/50	$410,730	$332,325
2.5000%, 9/1/50	2,000,977	1,618,465
4.5000%, 9/1/50	18,293,125	17,091,521
4.0000%, 10/1/50	1,803,487	1,629,245
4.0000%, 11/1/50	10,705,394	9,671,104
2.5000%, 6/1/51	16,400,616	13,229,587
2.5000%, 11/1/51	14,670,122	11,815,392
2.5000%, 1/1/52	4,183,424	3,365,294
2.5000%, 1/1/52	2,629,655	2,113,517
2.5000%, 2/1/52	6,197,145	4,981,144
3.0000%, 2/1/52	3,475,887	2,904,585
3.0000%, 2/1/52	2,487,998	2,085,106
2.5000%, 3/1/52	953,761	766,019
3.0000%, 3/1/52	3,730,303	3,125,374
4.5000%, 3/1/52	300,193	275,628
3.5000%, 4/1/52	3,725,236	3,222,394
3.5000%, 4/1/52	3,569,063	3,087,302
3.5000%, 4/1/52	2,893,524	2,527,635
3.5000%, 4/1/52	1,141,139	987,144
3.5000%, 4/1/52	1,103,217	954,205
3.5000%, 6/1/52	16,906,969	14,686,782
3.5000%, 6/1/52	5,729,732	5,003,435
3.5000%, 7/1/52	60,998,511	52,950,574
3.5000%, 8/1/52	10,861,097	9,428,121
4.5000%, 8/1/52	63,911,735	58,775,668
4.5000%, 8/1/52	27,539,673	25,306,639
4.5000%, 8/1/52	14,326,333	13,175,042
5.0000%, 8/1/52	14,538,577	13,876,182
5.5000%, 9/1/52	8,777,753	8,536,898
4.5000%, 10/1/52	12,576,370	11,640,954
5.0000%, 10/1/52	18,519,050	17,525,690
5.0000%, 10/1/52	12,183,613	11,519,892
5.0000%, 10/1/52	370,485	350,612
5.5000%, 10/1/52	418,644	407,373
5.5000%, 11/1/52	40,891,453	39,782,901
5.0000%, 1/1/53	482,439	456,561
5.0000%, 1/1/53	417,328	394,594
5.0000%, 3/1/53	5,013,651	4,728,540
5.0000%, 3/1/53	1,774,005	1,677,181
5.0000%, 3/1/53	1,714,839	1,621,244
5.0000%, 3/1/53	930,892	877,955
5.0000%, 4/1/53	2,111,670	1,993,532
5.0000%, 5/1/53	14,876,329	14,051,916
5.0000%, 5/1/53	6,046,654	5,711,562
5.0000%, 5/1/53	3,404,333	3,215,672
5.0000%, 5/1/53	470,371	445,092
5.5000%, 5/1/53	6,367,857	6,190,286
5.5000%, 5/1/53	804,609	779,669
5.0000%, 6/1/53	2,331,892	2,199,825
5.0000%, 6/1/53	2,300,002	2,169,328
5.0000%, 6/1/53	2,235,519	2,108,392
5.0000%, 6/1/53	1,823,108	1,719,856
5.0000%, 6/1/53	1,607,406	1,518,327
5.0000%, 6/1/53	1,382,200	1,303,599
5.0000%, 6/1/53	1,288,721	1,215,436
5.0000%, 6/1/53	865,524	816,349
5.5000%, 6/1/53	2,366,681	2,287,545
5.5000%, 6/1/53	1,813,478	1,752,840
5.5000%, 6/1/53	1,782,553	1,727,300

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
5.5000%, 6/1/53	$1,742,561	$1,684,294
5.5000%, 6/1/53	1,586,690	1,533,063
5.0000%, 7/1/53	4,405,929	4,208,591
5.0000%, 7/1/53	2,858,923	2,696,345
5.5000%, 7/1/53	6,444,947	6,245,178
5.5000%, 7/1/53	4,327,555	4,182,852
5.5000%, 7/1/53	4,074,591	3,948,294
		581,874,060
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	132,884,806	108,540,310
3.5000%, TBA, 30 Year Maturity	98,258,806	86,026,764
4.0000%, TBA, 30 Year Maturity	47,949,459	43,176,714
4.5000%, TBA, 30 Year Maturity	23,627,806	21,818,081
5.0000%, TBA, 30 Year Maturity	18,848,683	17,856,394
		277,418,263
Ginnie Mae I Pool:
6.0000%, 1/15/34	47,198	48,532
4.0000%, 1/15/45	8,861,195	8,167,609
4.5000%, 8/15/46	10,999,215	10,299,851
4.0000%, 7/15/47	1,807,907	1,647,374
4.0000%, 8/15/47	238,558	217,375
4.0000%, 11/15/47	272,812	248,588
4.0000%, 12/15/47	843,634	768,723
		21,398,052
Ginnie Mae II Pool:
3.0000%, 11/20/46	32,725,891	28,199,303
4.0000%, 8/20/47	1,106,477	1,008,314
4.0000%, 8/20/47	194,846	177,560
4.0000%, 8/20/47	152,502	138,973
4.5000%, 2/20/48	1,138,370	1,067,613
4.5000%, 5/20/48	1,710,284	1,602,238
4.5000%, 5/20/48	405,510	379,892
4.0000%, 6/20/48	8,728,781	7,974,815
5.0000%, 8/20/48	3,298,668	3,178,543
3.5000%, 5/20/49	43,806,769	38,864,422
2.5000%, 3/20/51	41,069,717	33,701,125
3.0000%, 4/20/51	28,543,619	24,286,646
3.0000%, 7/20/51	22,804,923	19,382,710
3.0000%, 8/20/51	51,485,012	43,743,048
		203,705,202
Total Mortgage-Backed Securities (cost $2,789,066,247)		2,563,824,812
United States Treasury Notes/Bonds– 6.5%
4.6250%, 9/15/26	219,542,000	218,461,441
4.3750%, 8/31/28	224,263,100	222,037,988
4.6250%, 9/30/30	91,684,000	91,712,651
3.8750%, 8/15/33	300,960,400	284,360,553
3.8750%, 5/15/43	301,996,500	262,548,207
4.3750%, 8/15/43	147,426,000	137,543,851
3.6250%, 5/15/53	291,192,400	241,098,207
Total United States Treasury Notes/Bonds (cost $1,519,223,337)		1,457,762,898
Common Stocks– 61.6%
Aerospace & Defense – 0.7%
General Dynamics Corp	706,663	156,151,323
Air Freight & Logistics – 0.8%
United Parcel Service Inc	1,189,609	185,424,355
Banks – 2.0%
Bank of America Corp	6,454,720	176,730,234

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Banks– (continued)
JPMorgan Chase & Co	1,845,231	$267,595,400
		444,325,634
Beverages – 1.5%
Coca-Cola Co	1,382,222	77,376,788
Constellation Brands Inc - Class A	407,163	102,332,277
Monster Beverage Corp	3,122,583	165,340,770
		345,049,835
Biotechnology – 1.1%
AbbVie Inc	1,382,026	206,004,796
Vertex Pharmaceuticals Inc*	101,181	35,184,681
		241,189,477
Building Products – 0.4%
Trane Technologies PLC	476,712	96,729,632
Capital Markets – 2.5%
Charles Schwab Corp	1,613,950	88,605,855
CME Group Inc	871,633	174,518,359
Goldman Sachs Group Inc	354,478	114,698,446
Morgan Stanley	2,402,790	196,235,859
		574,058,519
Chemicals – 0.9%
Corteva Inc	2,340,404	119,735,069
Sherwin-Williams Co	297,806	75,955,420
		195,690,489
Communications Equipment – 0.6%
Cisco Systems Inc	2,712,927	145,846,956
Consumer Finance – 1.1%
American Express Co	1,728,728	257,908,930
Diversified Financial Services – 2.4%
Mastercard Inc	1,338,602	529,965,918
Electrical Equipment – 0.5%
Rockwell Automation Inc	357,860	102,301,438
Electronic Equipment, Instruments & Components – 0.5%
TE Connectivity Ltd	962,293	118,872,054
Energy Equipment & Services – 0.3%
Schlumberger Ltd	969,081	56,497,422
Entertainment – 0.3%
Netflix Inc*	175,712	66,348,851
Food & Staples Retailing – 1.7%
Costco Wholesale Corp	296,661	167,601,599
Dollar General Corp	717,256	75,885,685
Sysco Corp	1,971,288	130,203,572
		373,690,856
Food Products – 0.5%
Hershey Co	526,666	105,375,333
Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	2,221,476	215,149,951
Edwards Lifesciences Corp*	977,326	67,709,145
Stryker Corp	440,962	120,501,686
		403,360,782
Health Care Providers & Services – 2.6%
HCA Healthcare Inc	396,671	97,573,133
UnitedHealth Group Inc	970,540	489,336,563
		586,909,696
Hotels, Restaurants & Leisure – 4.1%
Booking Holdings Inc*	62,890	193,949,615
Chipotle Mexican Grill Inc*	42,053	77,033,947
Hilton Worldwide Holdings Inc	1,587,185	238,363,443
McDonald's Corp	983,433	259,075,590

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure– (continued)
Starbucks Corp	1,815,592	$165,709,082
		934,131,677
Household Products – 0.9%
Procter & Gamble Co	1,418,532	206,907,078
Industrial Conglomerates – 0.8%
Honeywell International Inc	1,003,980	185,475,265
Information Technology Services – 1.4%
Accenture PLC	1,026,088	315,121,886
Insurance – 1.5%
Marsh & McLennan Cos Inc	372,186	70,826,996
Progressive Corp/The	1,907,348	265,693,576
		336,520,572
Interactive Media & Services – 4.4%
Alphabet Inc - Class C*	4,805,442	633,597,528
Meta Platforms Inc - Class A*	1,202,743	361,075,476
		994,673,004
Life Sciences Tools & Services – 1.4%
Danaher Corp	393,468	97,619,411
Thermo Fisher Scientific Inc	413,486	209,294,209
		306,913,620
Machinery – 1.2%
Deere & Co	712,036	268,708,146
Media – 1.1%
Comcast Corp - Class A	5,793,174	256,869,335
Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp	1,007,342	169,858,008
ConocoPhillips	1,998,484	239,418,383
		409,276,391
Pharmaceuticals – 2.4%
Eli Lilly & Co	391,895	210,498,561
Merck & Co Inc	2,022,889	208,256,423
Zoetis Inc	653,937	113,771,959
		532,526,943
Professional Services – 0.7%
Automatic Data Processing Inc	642,864	154,660,221
Semiconductor & Semiconductor Equipment – 4.9%
KLA Corp	292,145	133,995,226
Lam Research Corp	435,108	272,712,641
NVIDIA Corp	1,214,997	528,511,545
Texas Instruments Inc	1,077,517	171,335,978
		1,106,555,390
Software – 6.7%
Cadence Design Systems Inc*	284,550	66,670,065
Intuit Inc	217,467	111,112,589
Microsoft Corp	3,984,505	1,258,107,454
Oracle Corp	739,388	78,315,977
		1,514,206,085
Specialty Retail – 1.6%
Home Depot Inc	631,074	190,685,320
TJX Cos Inc	1,912,430	169,976,778
		360,662,098
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	4,542,871	777,784,944
Textiles, Apparel & Luxury Goods – 1.1%
NIKE Inc - Class B	2,515,648	240,546,262
Total Common Stocks (cost $7,819,962,488)		13,887,236,417

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Investment Companies– 2.1%
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $479,299,386)	479,249,545	$479,393,319
Total Investments (total cost $17,460,612,931) – 101.8%		22,960,536,718
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(396,307,958)
Net Assets – 100%		$22,564,228,760

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$22,518,224,065	98.1%
Canada	109,448,386	0.5
United Kingdom	67,356,268	0.3
Japan	62,149,927	0.3
France	56,166,589	0.2
Australia	55,059,503	0.2
Netherlands	39,377,857	0.2
Finland	29,568,807	0.1
Germany	13,700,381	0.1
Ireland	9,484,935	0.0

Total	$22,960,536,718	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$41,285,286	$95,019	$65,156	$479,393,319

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	1,202,737,581	4,943,240,027	(5,666,744,464)	479,393,319

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	1,997	12/29/23	$215,800,813	$(4,181,319)
2 Year US Treasury Note	12,097	1/4/24	2,452,194,217	(5,537,029)
5 Year US Treasury Note	15,508	1/4/24	1,633,913,188	(18,071,359)
Ultra Long Term US Treasury Bond	382	12/29/23	45,338,625	(3,678,394)
US Treasury Long Bond	2,782	12/29/23	316,539,438	(17,561,236)
Total - Futures Long				(49,029,337)
Futures Short:
Ultra 10-Year Treasury Note	4,598	12/29/23	(512,964,375)	13,709,001
Total				$(35,320,336)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$13,709,001

Liability Derivatives:
*Futures contracts	$49,029,337

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(109,250,347)	$(109,250,347)
Swap contracts	(8,475,190)	-	$ (8,475,190)

Total	$(8,475,190)	$(109,250,347)	$(117,725,537)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (4,881,528)	$ (4,881,528)

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Futures contracts:
Average notional amount of contracts - long	$2,604,919,039
Average notional amount of contracts - short	(308,266,750)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

28	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

IBOR	Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $2,432,481,922, which represents 10.8% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$2,035,410,697	$-
Corporate Bonds	-	2,536,908,575	-
Mortgage-Backed Securities	-	2,563,824,812	-
United States Treasury Notes/Bonds	-	1,457,762,898	-
Common Stocks	13,887,236,417	-	-
Investment Companies	-	479,393,319	-
Total Investments in Securities	$13,887,236,417	$9,073,300,301	$-
Other Financial Instruments(a):
Futures Contracts	13,709,001	-	-
Total Assets	$13,900,945,418	$9,073,300,301	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$49,029,337	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

30	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $16,981,313,545)	$22,481,143,399
Affiliated investments, at value (cost $479,299,386)	479,393,319
Cash	13,815
Deposits with brokers for futures	46,180,000
Variation margin receivable on futures contracts	5,152,501
Trustees' deferred compensation	586,628
Receivables:
Investments sold	268,966,794
Interest	58,634,848
Fund shares sold	16,348,137
Dividends	7,277,428
Dividends from affiliates	2,686,061
Other assets	75,472
Total Assets	23,366,458,402
Liabilities:
Variation margin payable on futures contracts	922,156
Payables:	—
TBA investments purchased	466,537,061
Investments purchased	278,522,403
Fund shares repurchased	30,207,747
Advisory fees	10,830,573
Dividends	8,302,461
Transfer agent fees and expenses	3,016,434
12b-1 Distribution and shareholder servicing fees	2,430,301
Trustees' deferred compensation fees	586,628
Trustees' fees and expenses	121,695
Professional fees	113,264
Affiliated fund administration fees payable	49,230
Custodian fees	646
Accrued expenses and other payables	589,043
Total Liabilities	802,229,642
Commitments and contingent liabilities (Note 4)
Net Assets	$22,564,228,760

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,109,293,891
Total distributable earnings (loss)	5,454,934,869
Total Net Assets	$22,564,228,760
Net Assets - Class A Shares	$1,865,079,142
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,074,942
Net Asset Value Per Share(1)	$38.80
Maximum Offering Price Per Share(2)	$41.17
Net Assets - Class C Shares	$2,035,792,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,162,188
Net Asset Value Per Share(1)	$38.29
Net Assets - Class D Shares	$2,049,684,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,654,979
Net Asset Value Per Share	$38.93
Net Assets - Class I Shares	$9,681,873,732
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	248,636,133
Net Asset Value Per Share	$38.94
Net Assets - Class N Shares	$1,993,793,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,260,409
Net Asset Value Per Share	$38.90
Net Assets - Class R Shares	$378,411,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,824,976
Net Asset Value Per Share	$38.52
Net Assets - Class S Shares	$355,150,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,155,443
Net Asset Value Per Share	$38.79
Net Assets - Class T Shares	$4,204,442,814
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,171,066
Net Asset Value Per Share	$38.87

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

32	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Interest	$372,090,404
Dividends	208,346,243
Dividends from affiliates	41,285,286
Other income	1,297,969
Foreign withholding tax income	211,022
Total Investment Income	623,230,924
Expenses:
Advisory fees	127,136,951
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,672,582
Class C Shares	21,022,600
Class R Shares	1,936,061
Class S Shares	942,229
Transfer agent administrative fees and expenses:
Class D Shares	2,435,086
Class R Shares	968,681
Class S Shares	942,710
Class T Shares	10,986,968
Transfer agent networking and omnibus fees:
Class A Shares	1,235,249
Class C Shares	1,446,996
Class I Shares	9,025,427
Other transfer agent fees and expenses:
Class A Shares	110,495
Class C Shares	88,980
Class D Shares	211,885
Class I Shares	472,074
Class N Shares	73,617
Class R Shares	3,787
Class S Shares	3,720
Class T Shares	37,047
Shareholder reports expense	899,958
Affiliated fund administration fees	742,139
Trustees’ fees and expenses	566,117
Professional fees	285,424
Custodian fees	247,464
Registration fees	234,938
Other expenses	1,208,704
Total Expenses	187,937,889
Less: Excess Expense Reimbursement and Waivers	(509,182)
Net Expenses	187,428,707
Net Investment Income/(Loss)	435,802,217

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$166,001,371
Investments in affiliates	95,019
Futures contracts	(109,250,347)
Swap contracts	(8,475,190)
Total Net Realized Gain/(Loss) on Investments	48,370,853
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,938,039,032
Investments in affiliates	65,156
Futures contracts	(4,881,528)
Total Change in Unrealized Net Appreciation/Depreciation	1,933,222,660
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,417,395,730

See Notes to Financial Statements.

34	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$435,802,217	$230,064,671
Net realized gain/(loss) on investments	48,370,853	337,478,101
Change in unrealized net appreciation/depreciation	1,933,222,660	(4,673,512,240)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,417,395,730	(4,105,969,468)
Dividends and Distributions to Shareholders:
Class A Shares	(51,333,362)	(93,860,314)
Class C Shares	(45,273,808)	(112,296,142)
Class D Shares	(60,647,406)	(111,180,078)
Class I Shares	(291,314,245)	(566,344,120)
Class N Shares	(59,499,897)	(94,817,591)
Class R Shares	(9,042,420)	(20,085,711)
Class S Shares	(9,720,823)	(23,632,020)
Class T Shares	(123,492,853)	(254,266,348)
Net Decrease from Dividends and Distributions to Shareholders	(650,324,814)	(1,276,482,324)
Capital Share Transactions:
Class A Shares	(22,591,106)	201,004,623
Class C Shares	(320,372,986)	(98,921,615)
Class D Shares	(53,162,971)	41,772,637
Class I Shares	(528,656,731)	118,058,604
Class N Shares	75,881,796	577,810,669
Class R Shares	(19,384,888)	(13,564,711)
Class S Shares	(48,245,009)	(96,353,423)
Class T Shares	(427,510,912)	(291,459,655)
Net Increase/(Decrease) from Capital Share Transactions	(1,344,042,807)	438,347,129
Net Increase/(Decrease) in Net Assets	423,028,109	(4,944,104,663)
Net Assets:
Beginning of period	22,141,200,651	27,085,305,314
End of period	$22,564,228,760	$22,141,200,651

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.92	$44.26	$38.77	$35.45	$35.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.70	0.34	0.34	0.49	0.60
Net realized and unrealized gain/(loss)	3.25	(6.67)	6.02	3.75	1.82
Total from Investment Operations	3.95	(6.33)	6.36	4.24	2.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.75)	(0.33)	(0.41)	(0.53)	(0.60)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.07)	(2.01)	(0.87)	(0.92)	(2.19)
Net Asset Value, End of Period	$38.80	$35.92	$44.26	$38.77	$35.45
Total Return*	11.04%	(15.13)%	16.58%	12.14%	7.73%
Net Assets, End of Period (in thousands)	$1,865,079	$1,748,525	$1,963,351	$1,519,093	$1,082,508
Average Net Assets for the Period (in thousands)	$1,873,611	$2,006,053	$1,788,265	$1,249,156	$905,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.89%	0.89%	0.90%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.89%	0.89%	0.90%	0.93%
Ratio of Net Investment Income/(Loss)	1.80%	0.80%	0.80%	1.34%	1.78%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.46	$43.74	$38.34	$35.09	$34.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.03	0.04	0.23	0.37
Net realized and unrealized gain/(loss)	3.21	(6.57)	5.95	3.71	1.79
Total from Investment Operations	3.63	(6.54)	5.99	3.94	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.06)	(0.13)	(0.30)	(0.38)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(0.80)	(1.74)	(0.59)	(0.69)	(1.97)
Net Asset Value, End of Period	$38.29	$35.46	$43.74	$38.34	$35.09
Total Return*	10.25%	(15.75)%	15.76%	11.37%	6.98%
Net Assets, End of Period (in thousands)	$2,035,792	$2,180,941	$2,817,466	$2,415,890	$1,992,062
Average Net Assets for the Period (in thousands)	$2,198,102	$2,683,015	$2,671,210	$2,207,746	$1,743,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.60%	1.60%	1.61%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%	1.60%	1.60%	1.61%	1.62%
Ratio of Net Investment Income/(Loss)	1.10%	0.08%	0.10%	0.64%	1.10%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$36.04	$44.40	$38.89	$35.54	$35.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.78	0.41	0.42	0.56	0.68
Net realized and unrealized gain/(loss)	3.26	(6.68)	6.04	3.77	1.82
Total from Investment Operations	4.04	(6.27)	6.46	4.33	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.83)	(0.41)	(0.49)	(0.59)	(0.67)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.15)	(2.09)	(0.95)	(0.98)	(2.26)
Net Asset Value, End of Period	$38.93	$36.04	$44.40	$38.89	$35.54
Total Return*	11.24%	(14.97)%	16.80%	12.39%	7.95%
Net Assets, End of Period (in thousands)	$2,049,685	$1,946,256	$2,362,421	$2,022,689	$1,860,900
Average Net Assets for the Period (in thousands)	$2,083,254	$2,286,371	$2,246,350	$1,895,563	$1,759,287
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.70%	0.70%	0.71%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.70%	0.71%	0.72%
Ratio of Net Investment Income/(Loss)	1.99%	0.98%	0.99%	1.54%	2.00%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

38	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$36.05	$44.41	$38.90	$35.55	$35.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.79	0.43	0.44	0.58	0.70
Net realized and unrealized gain/(loss)	3.26	(6.68)	6.04	3.77	1.83
Total from Investment Operations	4.05	(6.25)	6.48	4.35	2.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.84)	(0.43)	(0.51)	(0.61)	(0.70)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.16)	(2.11)	(0.97)	(1.00)	(2.29)
Net Asset Value, End of Period	$38.94	$36.05	$44.41	$38.90	$35.55
Total Return*	11.28%	(14.93)%	16.86%	12.45%	8.02%
Net Assets, End of Period (in thousands)	$9,681,874	$9,457,091	$11,674,873	$7,688,726	$5,225,684
Average Net Assets for the Period (in thousands)	$9,897,885	$11,504,986	$9,205,809	$6,311,815	$4,116,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.65%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	2.03%	1.02%	1.04%	1.59%	2.07%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$36.01	$44.37	$38.86	$35.51	$35.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.83	0.47	0.48	0.61	0.73
Net realized and unrealized gain/(loss)	3.26	(6.69)	6.03	3.76	1.81
Total from Investment Operations	4.09	(6.22)	6.51	4.37	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.88)	(0.46)	(0.54)	(0.63)	(0.72)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.20)	(2.14)	(1.00)	(1.02)	(2.31)
Net Asset Value, End of Period	$38.90	$36.01	$44.37	$38.86	$35.51
Total Return*	11.39%	(14.87)%	16.96%	12.53%	8.07%
Net Assets, End of Period (in thousands)	$1,993,794	$1,777,708	$1,611,032	$1,285,159	$946,741
Average Net Assets for the Period (in thousands)	$1,950,264	$1,904,719	$1,562,471	$1,142,389	$1,651,136
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income/(Loss)	2.12%	1.13%	1.12%	1.67%	2.19%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

40	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.67	$43.96	$38.52	$35.23	$35.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.15	0.16	0.34	0.47
Net realized and unrealized gain/(loss)	3.23	(6.61)	5.97	3.73	1.80
Total from Investment Operations	3.76	(6.46)	6.13	4.07	2.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.15)	(0.23)	(0.39)	(0.47)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(0.91)	(1.83)	(0.69)	(0.78)	(2.06)
Net Asset Value, End of Period	$38.52	$35.67	$43.96	$38.52	$35.23
Total Return*	10.56%	(15.50)%	16.08%	11.71%	7.29%
Net Assets, End of Period (in thousands)	$378,412	$368,360	$473,663	$404,420	$366,621
Average Net Assets for the Period (in thousands)	$388,481	$456,123	$450,253	$375,839	$347,861
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.32%	1.31%	1.32%	1.32%
Ratio of Net Investment Income/(Loss)	1.38%	0.35%	0.38%	0.93%	1.39%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	41

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.91	$44.24	$38.76	$35.43	$35.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.63	0.25	0.27	0.43	0.55
Net realized and unrealized gain/(loss)	3.25	(6.65)	6.00	3.76	1.82
Total from Investment Operations	3.88	(6.40)	6.27	4.19	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.68)	(0.25)	(0.33)	(0.47)	(0.55)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.00)	(1.93)	(0.79)	(0.86)	(2.14)
Net Asset Value, End of Period	$38.79	$35.91	$44.24	$38.76	$35.43
Total Return*	10.84%	(15.29)%	16.35%	11.99%	7.56%
Net Assets, End of Period (in thousands)	$355,150	$373,119	$566,156	$551,605	$551,985
Average Net Assets for the Period (in thousands)	$378,178	$503,092	$570,377	$532,958	$549,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.07%	1.07%	1.07%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.07%	1.07%	1.07%	1.07%
Ratio of Net Investment Income/(Loss)	1.62%	0.59%	0.63%	1.18%	1.64%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

42	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.98	$44.34	$38.83	$35.49	$35.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.74	0.36	0.38	0.52	0.64
Net realized and unrealized gain/(loss)	3.26	(6.68)	6.02	3.76	1.82
Total from Investment Operations	4.00	(6.32)	6.40	4.28	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.36)	(0.43)	(0.55)	(0.64)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)
Total Dividends and Distributions	(1.11)	(2.04)	(0.89)	(0.94)	(2.23)
Net Asset Value, End of Period	$38.87	$35.98	$44.34	$38.83	$35.49
Total Return*	11.14%	(15.09)%	16.67%	12.26%	7.82%
Net Assets, End of Period (in thousands)	$4,204,443	$4,289,200	$5,616,342	$6,473,729	$5,813,161
Average Net Assets for the Period (in thousands)	$4,407,088	$5,242,961	$6,945,465	$6,067,333	$5,475,178
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.81%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	1.88%	0.87%	0.89%	1.43%	1.90%
Portfolio Turnover Rate(2)	92%	79%	60%	90%	81%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	43

Janus Henderson Balanced Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

44	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	45

Janus Henderson Balanced Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

46	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	47

Janus Henderson Balanced Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is

48	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying

Janus Investment Fund	49

Janus Henderson Balanced Fund

Notes to Financial Statements

equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

50	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at September 30, 2023.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

Janus Investment Fund	51

Janus Henderson Balanced Fund

Notes to Financial Statements

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in

52	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Janus Investment Fund	53

Janus Henderson Balanced Fund

Notes to Financial Statements

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $315,835.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class A Shares paid CDSCs of $20,705 to the Distributor.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $162,301.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of

54	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 10,263,841	$ -	$ -	$ -	$ (543,020)	$5,445,214,048

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$17,515,322,670	$6,155,045,755	$(709,831,707)	$5,445,214,048

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (35,320,336)	$ -	$ -	$ -

Janus Investment Fund	55

Janus Henderson Balanced Fund

Notes to Financial Statements

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 459,958,770	$ 190,366,044	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 334,408,653	$ 942,073,671	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $7,014,314, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

56	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,984,263	$ 311,626,980	11,215,506	$ 483,931,491
Reinvested dividends and distributions	1,115,947	43,169,817	1,748,607	77,348,564
Shares repurchased	(9,702,113)	(377,387,903)	(8,644,941)	(360,275,432)
Net Increase/(Decrease)	(601,903)	$ (22,591,106)	4,319,172	$ 201,004,623
Class C Shares:
Shares sold	4,100,831	$ 157,996,733	8,116,014	$ 346,462,334
Reinvested dividends and distributions	1,091,359	41,557,455	2,307,498	102,685,111
Shares repurchased	(13,528,146)	(519,927,174)	(13,341,146)	(548,069,060)
Net Increase/(Decrease)	(8,335,956)	$ (320,372,986)	(2,917,634)	$ (98,921,615)
Class D Shares:
Shares sold	1,940,443	$ 76,037,964	3,365,077	$ 144,011,071
Reinvested dividends and distributions	1,505,923	58,464,926	2,435,454	107,803,525
Shares repurchased	(4,797,981)	(187,665,861)	(5,003,519)	(210,041,959)
Net Increase/(Decrease)	(1,351,615)	$ (53,162,971)	797,012	$ 41,772,637
Class I Shares:
Shares sold	41,957,709	$1,639,492,005	60,564,553	$2,612,624,805
Reinvested dividends and distributions	6,860,198	266,436,009	11,626,166	514,657,671
Shares repurchased	(62,503,724)	(2,434,584,745)	(72,736,618)	(3,009,223,872)
Net Increase/(Decrease)	(13,685,817)	$ (528,656,731)	(545,899)	$ 118,058,604
Class N Shares:
Shares sold	9,624,806	$ 377,003,532	19,919,433	$ 857,849,812
Reinvested dividends and distributions	1,399,441	54,315,947	1,949,229	85,765,840
Shares repurchased	(9,130,790)	(355,437,683)	(8,813,944)	(365,804,983)
Net Increase/(Decrease)	1,893,457	$ 75,881,796	13,054,718	$ 577,810,669
Class R Shares:
Shares sold	884,073	$ 34,398,198	1,715,273	$ 73,018,763
Reinvested dividends and distributions	234,688	9,004,543	450,411	20,015,516
Shares repurchased	(1,621,552)	(62,787,629)	(2,613,108)	(106,598,990)
Net Increase/(Decrease)	(502,791)	$ (19,384,888)	(447,424)	$ (13,564,711)
Class S Shares:
Shares sold	1,281,058	$ 49,923,833	1,674,243	$ 71,189,873
Reinvested dividends and distributions	247,780	9,572,309	525,517	23,439,800
Shares repurchased	(2,763,145)	(107,741,151)	(4,606,241)	(190,983,096)
Net Increase/(Decrease)	(1,234,307)	$ (48,245,009)	(2,406,481)	$ (96,353,423)
Class T Shares:
Shares sold	6,986,634	$ 273,030,780	11,382,563	$ 488,017,295
Reinvested dividends and distributions	3,149,345	122,020,159	5,661,980	251,115,612
Shares repurchased	(21,168,287)	(822,561,851)	(24,520,523)	(1,030,592,562)
Net Increase/(Decrease)	(11,032,308)	$ (427,510,912)	(7,475,980)	$ (291,459,655)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$7,884,890,175	$6,652,082,461	$ 12,513,591,382	$ 14,745,068,065

Janus Investment Fund	57

Janus Henderson Balanced Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

58	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Balanced Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	59

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

60	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	61

Janus Henderson Balanced Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

62	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	63

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

64	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	65

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

66	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	67

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

68	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	69

Janus Henderson Balanced Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

70	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	71

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

72	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	73

Janus Henderson Balanced Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Section 163(j) Interest Dividend	58%
Capital Gain Distributions	$197,380,358
Dividends Received Deduction Percentage	46%
Qualified Dividend Income Percentage	47%

74	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	75

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

76	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	77

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

78	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	79

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

80	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	81

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

82	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	83

Janus Henderson Balanced Fund

Notes

NotesPage1

84	SEPTEMBER 30, 2023

Janus Henderson Balanced Fund

Notes

NotesPage2

Janus Investment Fund	85

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93037 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

Nick Schommer portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Contrarian Fund’s Class I Shares returned 19.18% over the one-year period ended September 30, 2023. The Fund’s benchmark, the S&P 500® Index, returned 21.62%.

INVESTMENT ENVIRONMENT

The stock market steadily appreciated for the first nine months of the period, driven by a combination of excitement surrounding artificial intelligence (AI), slowing inflation, and overall positive economic fundamentals. However, returns were extremely narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. Bouts of volatility also occurred, most notably the March collapse of Silicon Valley Bank and other regional banks. In July, the S&P 500 Index reached an 18-month peak, but market sentiment began to shift as investors recognized that the Federal Reserve (Fed) may keep policy rates higher for longer in its fight against inflation.

PERFORMANCE DISCUSSION

As part of our contrarian investment approach, we seek to think differently than the market, not oppose it. We invest in stocks that trade at a discount to our estimate of fair value, with intrinsic value we believe will grow over time and management teams that are aligned with shareholders. For most stocks in our portfolio, we believe the market misunderstands the business model, undervalues the company’s assets, or underappreciates the company’s long-term growth potential. We believe a concentrated, high-conviction portfolio of such companies can drive outperformance over time, as the intrinsic value of these businesses gains greater appreciation by the market.

Stocks linked to AI were among the period’s best performers, including one of the Fund’s top relative contributors, Advanced Micro Devices (AMD). The company produces a suite of semiconductor chips that we believe are aligned with a wider rollout of AI applications. AMD created a graphics processing unit (GPU) chip that should launch in 2024 and announced a partnership with Microsoft in the burgeoning generative AI industry.

Constellium, a downstream manufacturer of aluminum products for the packaging, aerospace, and auto industries, was also among the top contributors. Its products are used in diverse applications, such as electric vehicles and sustainable packaging. The company has been experiencing attractive growth in its higher profitability aerospace business. We have also begun to see a stabilization in the packaging market after a period of weakness in demand. We believe there is long-term attractive growth potential in this segment, as the market continues to favor more sustainable packing.

While we were pleased with the results of many companies in the portfolio, other holdings disappointed. The BeautyHealth Company was among the top detractors. The medical aesthetic company reported positively on revenues, however, it disappointed on gross margins in the second quarter due to the cost of maintaining excess inventory as it is in the process of relocating its manufacturing to China. Investors were already nervous that the company’s guidance for 2023 was back-half loaded, and second-quarter results did not absolve those fears. However, the company’s core business continues to do well, and we believe the company is managing well through the growing pains of being a younger public company.

Cullen Frost, a regional bank based in Texas, was also among the top detractors. The company suffered during

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

the period, as regional banks generally sold off in the wake of the failures of Silicon Valley Bank and Signature Bank. However, we believe Cullen Frost’s conservative financial position – with ample cash and liquidity – positions it well to gain market share in the medium term, as banks’ cost of funds increase, and regulation and lending standards are tightened. We also believe Cullen Frost will be a beneficiary in the long-term deglobalization trend as a key lender to companies looking to bring supply chains back to the U.S.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Toward the end of the period, market confidence in an economic soft landing eroded, as investors increasingly embraced the expectation that the Fed will keep interest rates higher for longer. Double digit year-to-date 2023 returns for the S&P 500 Index continued to be concentrated in a handful of large-cap stocks, while the S&P 500 Equal Weight Index only produced modest positive returns. As market returns have become exceptionally narrow in breadth, we seek to generate returns based on our differentiated views.

Our portfolio construction approach allows us to navigate investment opportunities across three buckets: misunderstood business models, undervalued assets, and underappreciated growth. The core of our process always revolves around generating differentiated insights for a base of ideas in our misunderstood business model bucket. We are also finding a growing number of opportunities in our undervalued assets bucket, as investors increasingly price in a potential recession. Notably, we remain overweight to the healthcare sector given its attractive current valuations, lower economic sensitivity, and healthy backdrop for merger and acquisition activity.

Overall, we remain focused on the long term and our independent process — to seek returns not tied to an index or the broader economy. We believe our current portfolio positioning offers equity diversification for clients and the potential to unlock value through unique opportunities.

Thank you for your investment in the Janus Henderson Contrarian Fund.

Volatility measures risk using the dispersion of returns for a given investment.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Advanced Micro Devices Inc	3.19%	1.61%	Beauty Health Co/The	2.46%	-2.44%
Horizon Therapeutics PLC	1.86%	1.43%	Cullen/Frost Bankers Inc	2.55%	-1.68%
Howmet Aerospace Inc	5.60%	1.39%	Teleflex Inc	2.04%	-1.48%
Constellium SE	2.77%	1.28%	Madrigal Pharmaceuticals Inc	0.90%	-1.04%
Deckers Outdoor Corp	1.66%	0.91%	Globus Medical Inc	2.56%	-0.98%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Industrials	2.84%	11.20%	8.45%
	Materials	1.59%	11.85%	2.60%
	Consumer Discretionary	1.21%	14.69%	10.43%
	Financials	0.52%	10.07%	12.17%
	Real Estate	0.11%	2.92%	2.58%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.63%	13.69%	26.86%
	Communication Services	-1.55%	3.16%	8.10%
	Consumer Staples	-1.39%	2.46%	6.89%
	Health Care	-1.01%	20.09%	14.37%
	Energy	-0.94%	3.99%	4.73%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Howmet Aerospace Inc
Aerospace & Defense	5.9%
Caesars Entertainment Inc
Hotels, Restaurants & Leisure	5.8%
Crown Holdings Inc
Containers & Packaging	5.4%
Teleflex Inc
Health Care Equipment & Supplies	4.9%
Catalent Inc
Pharmaceuticals	4.9%
26.9%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	3.0%
Corporate Bonds	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(1.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	18.86%	9.27%	8.79%	7.49%	1.08%	1.08%
Class A Shares at MOP	12.05%	7.98%	8.14%	7.22%
Class C Shares at NAV	18.11%	8.53%	8.03%	6.70%	1.83%	1.83%
Class C Shares at CDSC	17.11%	8.53%	8.03%	6.70%
Class D Shares	19.15%	9.52%	9.02%	7.69%	0.86%	0.86%
Class I Shares	19.18%	9.57%	9.09%	7.73%	0.83%	0.83%
Class N Shares	19.30%	9.67%	9.09%	7.70%	0.73%	0.73%
Class R Shares	18.28%	8.72%	8.29%	7.01%	1.63%	1.57%
Class S Shares	18.64%	9.02%	8.58%	7.29%	1.41%	1.31%
Class T Shares	19.04%	9.42%	8.93%	7.64%	0.98%	0.98%
S&P 500 Index	21.62%	9.92%	11.91%	6.98%
Morningstar Quartile - Class T Shares	1st	1st	1st	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	49/422	18/366	59/295	82/163

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$989.60	$5.04	$1,000.00	$1,020.00	$5.11	1.01%
Class C Shares	$1,000.00	$986.20	$8.56	$1,000.00	$1,016.44	$8.69	1.72%
Class D Shares	$1,000.00	$990.80	$3.89	$1,000.00	$1,021.16	$3.95	0.78%
Class I Shares	$1,000.00	$990.80	$3.74	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$991.20	$3.19	$1,000.00	$1,021.86	$3.24	0.64%
Class R Shares	$1,000.00	$987.00	$7.37	$1,000.00	$1,017.65	$7.49	1.48%
Class S Shares	$1,000.00	$988.40	$6.08	$1,000.00	$1,018.95	$6.17	1.22%
Class T Shares	$1,000.00	$990.40	$4.34	$1,000.00	$1,020.71	$4.41	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Corporate Bonds– 0.6%
Personal Products – 0.6%
Beauty Health Co/The, 1.2500%, 10/1/26 (144A)((cost $23,534,622)	$30,000,000	$23,325,000
Common Stocks– 97.4%
Aerospace & Defense – 5.9%
Howmet Aerospace Inc	5,431,567	251,209,974
Banks – 5.9%
Cullen/Frost Bankers Inc	700,718	63,912,489
PNC Financial Services Group Inc/The	1,072,549	131,676,841
Western Alliance Bancorp	1,204,355	55,364,199
		250,953,529
Biotechnology – 7.2%
AbbVie Inc	844,368	125,861,494
Amicus Therapeutics Inc*	7,245,378	88,103,796
Madrigal Pharmaceuticals Inc*	415,979	60,749,573
Vaxcyte Inc*	627,534	31,991,683
		306,706,546
Capital Markets – 0.5%
Patria Investments Ltd - Class A	1,372,637	20,013,047
Consumer Finance – 3.2%
Capital One Financial Corp	864,187	83,869,348
OneMain Holdings Inc	1,321,127	52,963,981
		136,833,329
Containers & Packaging – 5.4%
Crown Holdings Inc	2,582,761	228,522,693
Diversified Financial Services – 1.0%
Apollo Global Management Inc	464,943	41,733,284
Electric Utilities – 1.4%
American Electric Power Co Inc	793,662	59,699,256
Electrical Equipment – 0.8%
Vertiv Holdings Co	897,906	33,402,103
Health Care Equipment & Supplies – 8.2%
Globus Medical Inc*	2,322,964	115,335,163
Lantheus Holdings Inc*	343,747	23,883,542
Teleflex Inc	1,055,246	207,260,867
		346,479,572
Hotels, Restaurants & Leisure – 8.3%
Caesars Entertainment Inc*	5,272,456	244,388,515
Sportradar Group AG - Class A*	2,726,991	27,297,180
Wynn Resorts Ltd	867,224	80,140,170
		351,825,865
Life Sciences Tools & Services – 2.3%
Sotera Health Co*	6,408,775	96,003,449
Machinery – 3.0%
Chart Industries Inc*	750,387	126,905,449
Metals & Mining – 6.5%
Constellium SE*,£	7,903,948	143,851,854
Freeport-McMoRan Inc	3,477,703	129,683,545
		273,535,399
Multiline Retail – 2.8%
Amazon.com Inc*	947,323	120,423,700
Multi-Utilities – 3.3%
Sempra Energy	2,066,820	140,605,765
Oil, Gas & Consumable Fuels – 4.6%
Occidental Petroleum Corp	2,975,339	193,039,994
Personal Products – 1.6%
Beauty Health Co/The*,#,£	11,398,292	68,617,718
Pharmaceuticals – 4.9%
Catalent Inc*	4,534,523	206,456,832

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Professional Services – 1.4%
Ceridian HCM Holding Inc*	881,478	$59,808,282
Semiconductor & Semiconductor Equipment – 9.6%
Advanced Micro Devices Inc*	1,393,720	143,302,290
Analog Devices Inc	308,057	53,937,700
Lam Research Corp	101,384	63,544,450
Marvell Technology Inc	2,656,271	143,783,949
		404,568,389
Software – 2.7%
Workday Inc - Class A*	522,456	112,249,672
Specialized Real Estate Investment Trusts (REITs) – 2.6%
VICI Properties Inc	3,791,871	110,343,446
Trading Companies & Distributors – 2.7%
Core & Main Inc - Class A*	1,999,326	57,680,555
Ferguson PLC	356,546	58,641,121
		116,321,676
Wireless Telecommunication Services – 1.6%
T-Mobile US Inc*	468,094	65,556,565
Total Common Stocks (cost $3,686,226,012)		4,121,815,534
Investment Companies– 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $128,353,664)	128,330,066	128,368,565
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	5,000	5,000
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 10/2/23	$1,250	1,250
Total Investments Purchased with Cash Collateral from Securities Lending (cost $6,250)		6,250
Total Investments (total cost $3,838,120,548) – 101.0%		4,273,515,349
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(42,707,115)
Net Assets – 100%		$4,230,808,234

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,082,353,268	95.5%
Netherlands	143,851,854	3.4
Switzerland	27,297,180	0.6
Cayman Islands	20,013,047	0.5

Total	$4,273,515,349	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/23
Common Stocks - 5.0%
Metals & Mining - 3.4%
Constellium SE*	$-	$961,288	$63,260,695	$143,851,854
Personal Products - 1.6%
Beauty Health Co/The*,#	-	(11,597,122)	(50,278,088)	68,617,718
Total Common Stocks	$-	$(10,635,834)	$12,982,607	$212,469,572
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	2,809,543	7,334	10,212	128,368,565
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	98,928∆	-	-	5,000
Total Affiliated Investments - 8.0%	$2,908,471	$(10,628,500)	$12,992,819	$340,843,137

(1) For securities that were affiliated for a portion of the year ended September 30, 2023, this column reflects amounts for the entire year ended September 30, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Common Stocks - 5.0%
Metals & Mining - 3.4%
Constellium SE*	77,042,311	6,810,451	(4,222,891)	143,851,854
Personal Products - 1.6%
Beauty Health Co/The*,#	124,219,782	25,150,840	(18,877,694)	68,617,718
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	108,427,823	1,183,276,990	(1,163,353,794)	128,368,565
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	68,142,291	253,490,490	(321,627,781)	5,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2023

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Goldman Sachs:

T-Mobile Us Inc	2,300	150.00	USD	11/17/23	$(32,029,800)	$427,800	$73,704	$(354,096)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Equity Contracts

Liability Derivatives:
Options written, at value	$354,096

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$2,663,965

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ (479,751)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Options:
Average value of option contracts written	$(631,629)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$6,020	$—	$(6,020)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs	$354,096	$—	$—	$354,096

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $23,325,000, which represents 0.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$23,325,000	$-
Common Stocks	4,121,815,534	-	-
Investment Companies	-	128,368,565	-
Investments Purchased with Cash Collateral from Securities Lending	-	6,250	-
Total Assets	$4,121,815,534	$151,699,815	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$354,096	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Unaffiliated investments, at value (cost $3,489,199,379)(1)	$3,932,672,212
Affiliated investments, at value (cost $348,921,169)	340,843,137
Deposits with brokers for OTC derivatives	370,000
Trustees' deferred compensation	110,502
Receivables:
Investments sold	7,553,980
Dividends	3,457,870
Fund shares sold	938,924
Dividends from affiliates	206,309
Interest	188,542
Other assets	5,614
Total Assets	4,286,347,090
Liabilities:
Collateral for securities loaned (Note 3)	6,250
Options written, at value (premiums received $427,800)	354,096
Payables:	—
Investments purchased	49,980,980
Fund shares repurchased	2,092,079
Advisory fees	2,026,381
Transfer agent fees and expenses	641,770
Trustees' deferred compensation fees	110,502
Professional fees	60,062
12b-1 Distribution and shareholder servicing fees	31,601
Trustees' fees and expenses	23,356
Affiliated fund administration fees payable	9,313
Custodian fees	5,261
Accrued expenses and other payables	197,205
Total Liabilities	55,538,856
Commitments and contingent liabilities (Note 4)
Net Assets	$4,230,808,234

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,506,330,086
Total distributable earnings (loss)	724,478,148
Total Net Assets	$4,230,808,234
Net Assets - Class A Shares	$61,193,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,473,264
Net Asset Value Per Share(2)	$24.74
Maximum Offering Price Per Share(3)	$26.25
Net Assets - Class C Shares	$19,460,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	880,318
Net Asset Value Per Share(2)	$22.11
Net Assets - Class D Shares	$2,400,756,830
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	96,433,641
Net Asset Value Per Share	$24.90
Net Assets - Class I Shares	$730,721,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,350,309
Net Asset Value Per Share	$24.90
Net Assets - Class N Shares	$81,339,906
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,272,003
Net Asset Value Per Share	$24.86
Net Assets - Class R Shares	$1,793,953
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,172
Net Asset Value Per Share	$23.55
Net Assets - Class S Shares	$1,795,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,887
Net Asset Value Per Share	$24.64
Net Assets - Class T Shares	$933,746,737
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,565,117
Net Asset Value Per Share	$24.86

(1) Includes $6,020 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$55,942,651
Interest	3,274,082
Dividends from affiliates	2,809,543
Affiliated securities lending income, net	98,928
Unaffiliated securities lending income, net	25,820
Other income	95
Total Investment Income	62,151,119
Expenses:
Advisory fees	25,824,814
12b-1 Distribution and shareholder servicing fees:
Class A Shares	151,024
Class C Shares	207,465
Class R Shares	8,567
Class S Shares	4,459
Transfer agent administrative fees and expenses:
Class D Shares	2,858,595
Class R Shares	4,288
Class S Shares	4,448
Class T Shares	2,413,672
Transfer agent networking and omnibus fees:
Class A Shares	68,888
Class C Shares	21,735
Class I Shares	853,003
Other transfer agent fees and expenses:
Class A Shares	3,789
Class C Shares	1,122
Class D Shares	339,470
Class I Shares	39,228
Class N Shares	3,839
Class R Shares	140
Class S Shares	58
Class T Shares	10,933
Shareholder reports expense	395,984
Registration fees	194,943
Affiliated fund administration fees	139,527
Trustees’ fees and expenses	105,691
Professional fees	88,766
Custodian fees	20,751
Other expenses	261,585
Total Expenses	34,026,784
Less: Excess Expense Reimbursement and Waivers	(138,141)
Net Expenses	33,888,643
Net Investment Income/(Loss)	28,262,476

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$323,274,249
Investments in affiliates	(10,628,500)
Written options contracts	2,663,965
Total Net Realized Gain/(Loss) on Investments	315,309,714
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	374,622,196
Investments in affiliates	12,992,819
Written options contracts	(479,751)
Total Change in Unrealized Net Appreciation/Depreciation	387,135,264
Net Increase/(Decrease) in Net Assets Resulting from Operations	$730,707,454

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$28,262,476	$15,127,601
Net realized gain/(loss) on investments	315,309,714	26,823,065
Change in unrealized net appreciation/depreciation	387,135,264	(1,475,668,831)
Net Increase/(Decrease) in Net Assets Resulting from Operations	730,707,454	(1,433,718,165)
Dividends and Distributions to Shareholders:
Class A Shares	(147,675)	(6,096,729)
Class C Shares	—	(2,439,370)
Class D Shares	(12,243,408)	(269,945,160)
Class I Shares	(4,035,161)	(67,446,782)
Class N Shares	(561,120)	(9,363,778)
Class R Shares	—	(166,324)
Class S Shares	(2,546)	(163,299)
Class T Shares	(3,822,339)	(112,642,510)
Net Decrease from Dividends and Distributions to Shareholders	(20,812,249)	(468,263,952)
Capital Share Transactions:
Class A Shares	(3,186,206)	17,894,480
Class C Shares	(6,142,209)	11,141,869
Class D Shares	(115,315,196)	151,564,946
Class I Shares	(152,356,435)	410,367,339
Class N Shares	(17,398,009)	44,703,842
Class R Shares	(113,805)	974,674
Class S Shares	135,946	1,330,650
Class T Shares	(91,145,150)	44,527,280
Net Increase/(Decrease) from Capital Share Transactions	(385,521,064)	682,505,080
Net Increase/(Decrease) in Net Assets	324,374,141	(1,219,477,037)
Net Assets:
Beginning of period	3,906,434,093	5,125,911,130
End of period	$4,230,808,234	$3,906,434,093

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.87	$31.37	$22.46	$21.63	$21.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.03	0.04	0.12	0.12
Net realized and unrealized gain/(loss)	3.82	(7.74)	9.28	3.17	1.36
Total from Investment Operations	3.93	(7.71)	9.32	3.29	1.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.10)	(0.14)	(0.04)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.06)	(2.79)	(0.41)	(2.46)	(1.46)
Net Asset Value, End of Period	$24.74	$20.87	$31.37	$22.46	$21.63
Total Return*	18.86%	(26.77)%	41.82%	16.01%	8.76%
Net Assets, End of Period (in thousands)	$61,193	$54,652	$63,005	$28,123	$20,126
Average Net Assets for the Period (in thousands)	$60,544	$66,066	$45,546	$23,713	$17,754
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.08%	1.12%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.08%	1.12%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	0.44%	0.11%	0.14%	0.60%	0.58%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.72	$28.59	$20.55	$19.98	$20.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.15)	(0.14)	(0.03)	(0.02)
Net realized and unrealized gain/(loss)	3.44	(6.98)	8.49	2.92	1.26
Total from Investment Operations	3.39	(7.13)	8.35	2.89	1.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	—	(2.74)	(0.31)	(2.32)	(1.42)
Net Asset Value, End of Period	$22.11	$18.72	$28.59	$20.55	$19.98
Total Return*	18.11%	(27.34)%	40.91%	15.20%	8.08%
Net Assets, End of Period (in thousands)	$19,460	$21,790	$21,150	$7,178	$10,556
Average Net Assets for the Period (in thousands)	$21,949	$24,560	$12,788	$9,451	$12,089
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.82%	1.81%	1.63%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.82%	1.81%	1.63%	1.58%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.63)%	(0.52)%	(0.15)%	(0.10)%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.01	$31.54	$22.56	$21.70	$21.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.09	0.10	0.17	0.16
Net realized and unrealized gain/(loss)	3.84	(7.79)	9.33	3.19	1.37
Total from Investment Operations	4.01	(7.70)	9.43	3.36	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.09)	(0.14)	(0.18)	(0.06)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.12)	(2.83)	(0.45)	(2.50)	(1.48)
Net Asset Value, End of Period	$24.90	$21.01	$31.54	$22.56	$21.70
Total Return*	19.15%	(26.60)%	42.18%	16.29%	8.99%
Net Assets, End of Period (in thousands)	$2,400,757	$2,122,792	$3,021,999	$2,152,848	$1,988,711
Average Net Assets for the Period (in thousands)	$2,445,180	$2,758,198	$2,773,321	$1,994,412	$1,855,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.86%	0.90%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.86%	0.90%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	0.67%	0.33%	0.34%	0.83%	0.80%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.01	$31.55	$22.58	$21.73	$21.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.10	0.14	0.18	0.17
Net realized and unrealized gain/(loss)	3.85	(7.79)	9.30	3.20	1.37
Total from Investment Operations	4.02	(7.69)	9.44	3.38	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.16)	(0.21)	(0.07)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.13)	(2.85)	(0.47)	(2.53)	(1.49)
Net Asset Value, End of Period	$24.90	$21.01	$31.55	$22.58	$21.73
Total Return*	19.18%	(26.57)%	42.18%	16.37%	9.05%
Net Assets, End of Period (in thousands)	$730,721	$754,492	$679,220	$79,528	$90,754
Average Net Assets for the Period (in thousands)	$753,968	$815,397	$316,791	$86,316	$59,058
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.83%	0.85%	0.66%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.83%	0.85%	0.66%	0.65%
Ratio of Net Investment Income/(Loss)	0.70%	0.36%	0.48%	0.84%	0.85%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.98	$31.50	$22.54	$21.68	$21.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.12	0.13	0.20	0.19
Net realized and unrealized gain/(loss)	3.84	(7.77)	9.31	3.20	1.36
Total from Investment Operations	4.04	(7.65)	9.44	3.40	1.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.17)	(0.22)	(0.08)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.16)	(2.87)	(0.48)	(2.54)	(1.50)
Net Asset Value, End of Period	$24.86	$20.98	$31.50	$22.54	$21.68
Total Return*	19.30%	(26.50)%	42.28%	16.50%	9.16%
Net Assets, End of Period (in thousands)	$81,340	$83,560	$78,699	$48,111	$39,056
Average Net Assets for the Period (in thousands)	$87,373	$98,909	$60,719	$39,349	$28,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.73%	0.77%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.73%	0.77%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	0.82%	0.46%	0.46%	0.97%	0.92%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.91	$30.14	$21.62	$20.88	$20.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.09)	(0.10)	0.01	0.01
Net realized and unrealized gain/(loss)	3.65	(7.40)	8.93	3.05	1.32
Total from Investment Operations	3.64	(7.49)	8.83	3.06	1.33
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	—	(2.74)	(0.31)	(2.32)	(1.42)
Net Asset Value, End of Period	$23.55	$19.91	$30.14	$21.62	$20.88
Total Return*	18.28%	(27.11)%	41.11%	15.37%	8.21%
Net Assets, End of Period (in thousands)	$1,794	$1,628	$1,450	$410	$780
Average Net Assets for the Period (in thousands)	$1,720	$1,877	$1,227	$804	$695
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.62%	1.76%	1.70%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.55%	1.61%	1.50%	1.48%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.36)%	(0.33)%	0.07%	0.04%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.80	$31.34	$22.41	$21.55	$21.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.02)	(0.03)	0.05	0.07
Net realized and unrealized gain/(loss)	3.82	(7.74)	9.27	3.18	1.37
Total from Investment Operations	3.87	(7.76)	9.24	3.23	1.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	—	(0.05)	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.03)	(2.78)	(0.31)	(2.37)	(1.42)
Net Asset Value, End of Period	$24.64	$20.80	$31.34	$22.41	$21.55
Total Return*	18.64%	(26.94)%	41.49%	15.71%	8.52%
Net Assets, End of Period (in thousands)	$1,796	$1,402	$739	$451	$1,032
Average Net Assets for the Period (in thousands)	$1,782	$1,622	$628	$756	$996
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.41%	1.74%	1.46%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.30%	1.35%	1.21%	1.18%
Ratio of Net Investment Income/(Loss)	0.21%	(0.08)%	(0.09)%	0.27%	0.33%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.97	$31.48	$22.54	$21.68	$21.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.06	0.07	0.15	0.14
Net realized and unrealized gain/(loss)	3.85	(7.77)	9.30	3.19	1.38
Total from Investment Operations	3.99	(7.71)	9.37	3.34	1.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.06)	(0.12)	(0.16)	(0.05)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)
Total Dividends and Distributions	(0.10)	(2.80)	(0.43)	(2.48)	(1.47)
Net Asset Value, End of Period	$24.86	$20.97	$31.48	$22.54	$21.68
Total Return*	19.04%	(26.66)%	41.94%	16.22%	8.92%
Net Assets, End of Period (in thousands)	$933,747	$866,118	$1,259,649	$773,177	$730,400
Average Net Assets for the Period (in thousands)	$967,704	$1,149,894	$1,076,107	$731,491	$652,848
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.98%	1.01%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.96%	1.00%	0.81%	0.79%
Ratio of Net Investment Income/(Loss)	0.58%	0.23%	0.24%	0.73%	0.72%
Portfolio Turnover Rate	45%	48%	37%	68%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

30	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner)

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements

"exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

32	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Notes to Financial Statements

and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,020. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $6,250, resulting in the net amount due to the counterparty of $230.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

34	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the S&P 500® Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on

Janus Investment Fund	35

Janus Henderson Contrarian Fund

Notes to Financial Statements

behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $16,153.

36	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,829.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Investment Fund	37

Janus Henderson Contrarian Fund

Notes to Financial Statements

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	25	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $8,680,390 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 17,070,975	$ 282,857,754	$ -	$ -	$ (21,558)	$424,570,977

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,848,944,372	$748,625,907	$(324,054,930)	$ 424,570,977

38	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (427,800)	$ 73,704	$ -	$ 73,704

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,812,249	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 124,200,104	$ 344,063,848	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $19,258,386, including $17,601,291 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

Janus Investment Fund	39

Janus Henderson Contrarian Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	554,974	$ 13,696,151	1,152,866	$ 31,636,833
Reinvested dividends and distributions	5,300	120,670	164,479	4,559,347
Shares repurchased	(705,723)	(17,003,027)	(707,120)	(18,301,700)
Net Increase/(Decrease)	(145,449)	$ (3,186,206)	610,225	$ 17,894,480
Class C Shares:
Shares sold	123,754	$ 2,717,559	617,444	$ 15,569,116
Reinvested dividends and distributions	-	-	90,315	2,258,775
Shares repurchased	(407,137)	(8,859,768)	(283,921)	(6,686,022)
Net Increase/(Decrease)	(283,383)	$ (6,142,209)	423,838	$ 11,141,869
Class D Shares:
Shares sold	2,108,543	$ 52,624,907	3,662,392	$103,307,288
Reinvested dividends and distributions	516,912	11,821,791	9,388,581	261,472,004
Shares repurchased	(7,250,314)	(179,761,894)	(7,821,632)	(213,214,346)
Net Increase/(Decrease)	(4,624,859)	$(115,315,196)	5,229,341	$151,564,946
Class I Shares:
Shares sold	12,046,906	$ 297,800,842	29,363,877	$803,303,253
Reinvested dividends and distributions	171,713	3,925,364	2,326,660	64,774,205
Shares repurchased	(18,785,036)	(454,082,641)	(17,300,101)	(457,710,119)
Net Increase/(Decrease)	(6,566,417)	$(152,356,435)	14,390,436	$410,367,339
Class N Shares:
Shares sold	1,026,556	$ 24,807,376	2,203,210	$ 63,036,485
Reinvested dividends and distributions	24,281	553,853	333,560	9,266,301
Shares repurchased	(1,762,087)	(42,759,238)	(1,051,858)	(27,598,944)
Net Increase/(Decrease)	(711,250)	$ (17,398,009)	1,484,912	$ 44,703,842
Class R Shares:
Shares sold	17,389	$ 404,875	43,552	$ 1,187,322
Reinvested dividends and distributions	-	-	6,157	163,350
Shares repurchased	(23,015)	(518,680)	(16,025)	(375,998)
Net Increase/(Decrease)	(5,626)	$ (113,805)	33,684	$ 974,674
Class S Shares:
Shares sold	23,161	$ 558,042	56,730	$ 1,672,145
Reinvested dividends and distributions	112	2,546	5,902	163,299
Shares repurchased	(17,764)	(424,642)	(18,824)	(504,794)
Net Increase/(Decrease)	5,509	$ 135,946	43,808	$ 1,330,650
Class T Shares:
Shares sold	2,521,868	$ 63,036,935	5,894,110	$168,434,652
Reinvested dividends and distributions	164,102	3,749,719	3,963,364	110,260,797
Shares repurchased	(6,426,888)	(157,931,804)	(8,559,479)	(234,168,169)
Net Increase/(Decrease)	(3,740,918)	$ (91,145,150)	1,297,995	$ 44,527,280

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,933,706,460	$2,302,760,527	$ -	$ -

40	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Contrarian Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Contrarian Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Contrarian Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

42	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	43

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

44	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	45

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

46	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	47

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

50	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	51

Janus Henderson Contrarian Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

52	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Section 163(j) Interest Dividend	6%
Capital Gain Distributions	$17,601,291
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	57

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

58	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	59

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	61

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

62	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	63

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

64	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	67

Janus Henderson Contrarian Fund

Notes

NotesPage2

68	SEPTEMBER 30, 2023

Janus Henderson Contrarian Fund

Notes

NotesPage3

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93038 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

Matthew Culley co-portfolio manager	Daniel J. Graña co-portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund Class I Shares returned 9.03% for the 12-month period ended September 30, 2023. The Fund’s benchmark, the MSCI Emerging Markets IndexSM, returned 11.70%.

INVESTMENT ENVIRONMENT

Global equities rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow central banks to slow or potentially end their campaigns of interest rate hikes. Chinese authorities also announced the relaxation of zero-COVID-19 policies, which was viewed as a potential positive development for global economic growth. Equities continued to rally in the first half of 2023 despite bouts of volatility. However, while the pace of interest rate increases appeared to moderate, most developed market central banks continued to raise interest rates. These rate increases acted as a headwind for global economic growth, with implications for the emerging markets. Equities generally declined in the third quarter of 2023 amid a realization that interest rates may remain elevated due to persistent inflation and rising energy prices. Additionally, the economic recovery in China appeared to be losing steam, adding to global growth concerns. Against this backdrop, emerging markets ended the 12-month period higher but underperformed developed market equities, as measured by the MSCI indices.

PERFORMANCE DISCUSSION

While the Fund’s underweight exposure to Chinese equities aided relative performance, several individual investments in China were notable detractors. China's post-lockdown recovery has been weaker than expected, and official stimulus measures have yet to address the economic slowdown or problems in the property sector. These economic headwinds pressured the near-term business outlook for companies such as Linklogis, a provider of supply chain financing solutions for small- and medium-sized businesses in China. Linklogis also faced uncertainty because of reduced technology-related capital spending by banks, a critical consumer of its products. Given these headwinds for the business, we opted to exit the investment.

Chinese e-commerce retailer JD.Com was another detractor. JD.Com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID lockdowns, however, these market share advantages started to narrow. This led the company to announce new advertising and promotional programs that investors worried would narrow profit margins. More recently, fears of a potential slowdown in Chinese consumer spending also weighed on the stock, and we eliminated the position.

Relative performance benefited from an investment in Structure Therapeutics, formerly known as ShouTi, as the stock has performed well since its January IPO. We were early investors in ShoutTi, even before the company went public, because of our positive view on its glucagon-like peptide 1 (GLP-1) oral medication to treat obesity and type 2 diabetes. These drugs have received increased focus from investors, which is helping support the stock performance. As the name “structure” implies, the company is focused on applying a unique structural biology method to drug development that it hopes may address a variety of metabolic and pulmonary indications. Additionally, the company has demonstrated strong governance while establishing a track record for developing, scaling, and selling biotechnology assets.

Several of our investments in India were also top contributors. Indian jewelry store chain Kalyan Jewelers continued to execute well, and it reported better-than-

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

expected sales and profitability. These results helped raise market sentiment around the company’s adoption of a franchise strategy for new store development, a transition it hopes will reduce the capital intensity of the business. We also believe Kalyan is well placed to capitalize on a long-term secular trend of the formalization of the jewelry retail trade.

OUTLOOK

We recognize that emerging market stocks could experience near-term volatility as investors try to assess the outlook for global economic growth, inflation, and interest rates, along with the implications of these macroeconomic headwinds for emerging market economies. Despite this uncertainty, we remain optimistic on the emerging markets relative to developed economies. Central banks in the emerging markets started to raise rates before banks in the U.S. and Europe. We believe they are further along in their efforts to contain inflation and, therefore, are closer to ending their interest rate increases. For this reason, we believe we could see rates stabilize sooner in the emerging markets, relative to the U.S. and Europe. We also continue to seek out longer-term trends, from innovation in healthcare to investments in electric vehicles and green energy, which are creating opportunities for emerging market companies. Additionally, we believe that the reshoring of manufacturing capacity may spur stronger economic growth and investment potential in emerging markets such as Vietnam and Mexico. We believe there are opportunities in the Middle East, especially in Saudi Arabia, where we see potential around the government's efforts to modernize the economy. As we look to take advantage of this broad array of opportunities, we continue to pay close attention to company and country fundamentals, as well as corporate governance. We believe this strategy may lead to favorable long-term outcomes for our investors.

Thank you for investing in the Janus Henderson Emerging Markets Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Structure Therapeutics Inc (ADR)	0.24%	1.20%	Linklogis Inc - Class B	1.22%	-1.02%
Kalyan Jewellers India Ltd	0.70%	1.13%	JD.Com Inc - Class A	1.63%	-0.74%
Accton Technology Corp	1.20%	0.69%	Masan Group Corp	1.12%	-0.70%
Meituan Dianping	0.05%	0.63%	Companhia Brasileira de Aluminio	0.69%	-0.65%
MakeMyTrip Ltd	0.56%	0.61%	Zai Lab Ltd	0.48%	-0.61%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	0.98%	10.12%	13.56%
	Financials	0.58%	22.86%	21.91%
	Industrials	0.26%	6.14%	6.19%
	Consumer Staples	0.26%	8.83%	6.36%
	Utilities	0.21%	1.35%	2.76%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Materials	-1.83%	5.97%	8.59%
	Information Technology	-1.50%	22.45%	20.02%
	Energy	-0.72%	1.83%	5.00%
	Other**	-0.23%	3.00%	0.00%
	Communication Services	-0.23%	10.05%	9.84%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	8.9%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	8.8%
HDFC Bank Ltd
Banks	3.3%
Tencent Holdings Ltd
Interactive Media & Services	3.3%
Wal-Mart de Mexico SAB de CV
Food & Staples Retailing	3.0%
27.3%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Investment Companies	4.6%
Private Placements	0.1%
Other	(0.5)%
100.0%

Emerging markets comprised 89.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	8.81%	-0.72%	0.82%	-0.21%	1.75%	1.37%
Class A Shares at MOP	2.56%	-1.89%	0.23%	-0.67%
Class C Shares at NAV	8.00%	-1.48%	0.05%	-0.96%	2.64%	2.12%
Class C Shares at CDSC	7.00%	-1.48%	0.05%	-0.96%
Class D Shares	9.01%	-0.54%	0.90%	-0.15%	1.55%	1.19%
Class I Shares	9.03%	-0.48%	1.07%	0.04%	1.45%	1.12%
Class N Shares	9.14%	-0.41%	1.05%	-0.03%	1.35%	1.03%
Class S Shares	8.70%	-0.79%	0.62%	-0.43%	5.24%	1.54%
Class T Shares	9.02%	-0.64%	0.82%	-0.23%	1.72%	1.28%
MSCI Emerging Markets Index	11.70%	0.55%	2.07%	0.98%
Morningstar Quartile - Class I Shares	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	661/822	547/687	379/492	310/376

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 31, 2010

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$963.30	$6.74	$1,000.00	$1,018.20	$6.93	1.37%
Class C Shares	$1,000.00	$958.60	$10.31	$1,000.00	$1,014.54	$10.61	2.10%
Class D Shares	$1,000.00	$963.60	$5.81	$1,000.00	$1,019.15	$5.97	1.18%
Class I Shares	$1,000.00	$963.50	$5.51	$1,000.00	$1,019.45	$5.67	1.12%
Class N Shares	$1,000.00	$963.60	$5.07	$1,000.00	$1,019.90	$5.22	1.03%
Class S Shares	$1,000.00	$962.60	$7.53	$1,000.00	$1,017.40	$7.74	1.53%
Class T Shares	$1,000.00	$963.60	$6.25	$1,000.00	$1,018.70	$6.43	1.27%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 95.8%
Automobiles – 3.6%
BYD Co Ltd	35,500	$1,092,774
Eicher Motors Ltd	19,115	792,879
		1,885,653
Banks – 15.4%
Bank Negara Indonesia Persero Tbk PT	1,635,300	1,092,406
BDO Unibank Inc	497,190	1,247,698
HDFC Bank Ltd	96,774	1,772,297
ICICI Bank Ltd	127,338	1,456,368
NU Holdings Ltd/Cayman Islands - Class A*	102,800	745,300
Saudi British Bank	98,509	906,204
Vietnam Technological & Commercial Joint Stock Bank*	658,400	911,526
		8,131,799
Beverages – 4.8%
Becle SAB de CV	421,101	1,002,938
Wuliangye Yibin Co Ltd	32,031	692,473
ZJLD Group Inc (144A)*	552,800	845,717
		2,541,128
Biotechnology – 2.4%
CANbridge Pharmaceuticals Inc*	597,481	108,346
Sichuan Kelun-Biotech Biopharmaceutical Co Ltd*	69,400	676,827
Zai Lab Ltd*	207,300	504,714
		1,289,887
Capital Markets – 2.0%
CITIC Securities Co Ltd	516,000	1,042,318
Chemicals – 1.0%
Fertiglobe PLC	544,219	517,194
Communications Equipment – 1.4%
Accton Technology Corp	50,000	763,816
Diversified Consumer Services – 0.9%
Fu Shou Yuan International Group Ltd	681,000	474,760
Diversified Financial Services – 2.1%
NHN KCP Corp	46,397	281,208
One 97 Communications Ltd*	79,128	816,754
		1,097,962
Diversified Telecommunication Services – 2.1%
Telekomunikasi Indonesia Persero Tbk PT	4,531,000	1,099,300
Electrical Equipment – 3.1%
Contemporary Amperex Technology Co Ltd - Class A	30,992	869,726
KEI Industries Ltd	13,539	430,533
Ming Yang Smart Energy Group Ltd - Class A	147,404	318,740
		1,618,999
Electronic Equipment, Instruments & Components – 0.8%
E Ink Holdings Inc	78,000	436,343
Food & Staples Retailing – 4.2%
BGF retail Co Ltd	6,319	660,143
Wal-Mart de Mexico SAB de CV	418,504	1,575,590
		2,235,733
Health Care Equipment & Supplies – 1.9%
Angelalign Technology Inc (144A)	55,400	342,874
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	18,527	686,804
		1,029,678
Health Care Providers & Services – 1.8%
New Horizon Health Ltd (144A)*	393,000	941,709
Hotels, Restaurants & Leisure – 3.2%
H World Group Ltd*	222,400	877,154
MakeMyTrip Ltd*	20,717	839,453
		1,716,607

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Information Technology Services – 1.7%
Globant SA*	1,943	$384,423
Locaweb Servicos de Internet SA (144A)	393,678	500,627
		885,050
Insurance – 4.4%
AIA Group Ltd	186,800	1,511,086
HDFC Life Insurance Co Ltd (144A)	108,875	835,661
		2,346,747
Interactive Media & Services – 3.3%
Tencent Holdings Ltd	45,100	1,747,909
Life Sciences Tools & Services – 1.1%
Syngene International Ltd (144A)	58,976	570,121
Machinery – 1.1%
Shenzhen Inovance Technology Co Ltd - Class A	66,224	607,356
Metals & Mining – 2.8%
Allkem Ltd*	79,043	595,433
Merdeka Battery Materials Tbk PT*	8,281,874	431,574
Merdeka Copper Gold Tbk PT*	2,423,600	450,766
		1,477,773
Oil, Gas & Consumable Fuels – 2.0%
3R Petroleum Oleo e Gas SA*	169,340	1,064,251
Pharmaceuticals – 2.4%
Structure Therapeutics Inc (ADR)*	20,813	1,049,391
Zhaoke Ophthalmology Ltd (144A)*	516,500	235,128
		1,284,519
Road & Rail – 2.0%
Full Truck Alliance Co (ADR)*	152,686	1,074,909
Semiconductor & Semiconductor Equipment – 10.3%
SK Hynix Inc	8,485	720,801
Taiwan Semiconductor Manufacturing Co Ltd	292,000	4,739,264
		5,460,065
Technology Hardware, Storage & Peripherals – 8.8%
Samsung Electronics Co Ltd	92,251	4,674,587
Textiles, Apparel & Luxury Goods – 1.0%
Kalyan Jewellers India Ltd	196,119	535,836
Transportation Infrastructure – 1.0%
International Container Terminal Services Inc	144,870	529,512
Water Utilities – 0.7%
China Water Affairs Group Ltd	592,000	383,085
Wireless Telecommunication Services – 2.5%
Bharti Airtel Ltd	116,206	1,296,707
Total Common Stocks (cost $49,174,480)		50,761,313
Private Placements– 0.1%
Health Care Providers & Services – 0.1%
API Holdings Private Ltd*,¢,§((cost $550,876)	758,340	44,202
Investment Companies– 4.6%
Money Markets – 4.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $2,454,348)	2,453,854	2,454,590
Total Investments (total cost $52,179,704) – 100.5%		53,260,105
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(280,489)
Net Assets – 100%		$52,979,616

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$13,523,323	25.4%
India	9,390,811	17.6
South Korea	6,336,739	11.9
Taiwan	5,939,423	11.2
United States	3,888,404	7.3
Indonesia	3,074,046	5.8
Mexico	2,578,528	4.9
Brazil	2,310,178	4.3
Philippines	1,777,210	3.3
Hong Kong	1,511,086	2.8
Vietnam	911,526	1.7
Saudi Arabia	906,204	1.7
Australia	595,433	1.1
United Arab Emirates	517,194	1.0

Total	$53,260,105	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$71,946	$113	$199	$2,454,590

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	1,012,636	35,026,667	(33,585,025)	2,454,590

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $4,271,837, which represents 8.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $44,202, which represents 0.1% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted Securities (as of September 30, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$550,876	$44,202	0.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$745,300	$7,386,499	$-
Beverages	1,002,938	1,538,190	-
Biotechnology	108,346	1,181,541	-
Food & Staples Retailing	1,575,590	660,143	-
Hotels, Restaurants & Leisure	839,453	877,154	-
Information Technology Services	885,050	-	-
Oil, Gas & Consumable Fuels	1,064,251	-	-
Pharmaceuticals	1,049,391	235,128	-
Road & Rail	1,074,909	-	-
All Other	-	30,537,430	-
Private Placements	-	-	44,202
Investment Companies	-	2,454,590	-
Total Assets	$8,345,228	$44,870,675	$44,202

12	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $49,725,356)	$50,805,515
Affiliated investments, at value (cost $2,454,348)	2,454,590
Cash	27,400
Cash denominated in foreign currency (cost $25,748)	25,748
Trustees' deferred compensation	1,384
Receivables:
Dividends	83,665
Fund shares sold	18,979
Dividends from affiliates	10,718
Foreign tax reclaims	7,200
Other assets	17,918
Total Assets	53,453,117
Liabilities:
Payables:	—
Investments purchased	199,521
Foreign tax liability	117,909
Professional fees	54,947
Advisory fees	31,376
Fund shares repurchased	26,822
Custodian fees	12,760
Transfer agent fees and expenses	4,520
Trustees' deferred compensation fees	1,384
12b-1 Distribution and shareholder servicing fees	1,193
Trustees' fees and expenses	577
Affiliated fund administration fees payable	119
Accrued expenses and other payables	22,373
Total Liabilities	473,501
Commitments and contingent liabilities (Note 3)
Net Assets	$52,979,616

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$69,951,470
Total distributable earnings (loss) (includes $117,909 of foreign capital gains tax)	(16,971,854)
Total Net Assets	$52,979,616
Net Assets - Class A Shares	$2,862,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	340,826
Net Asset Value Per Share(1)	$8.40
Maximum Offering Price Per Share(2)	$8.91
Net Assets - Class C Shares	$640,519
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,031
Net Asset Value Per Share(1)	$8.10
Net Assets - Class D Shares	$11,793,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,392,297
Net Asset Value Per Share	$8.47
Net Assets - Class I Shares	$7,133,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	843,891
Net Asset Value Per Share	$8.45
Net Assets - Class N Shares	$28,857,565
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,401,425
Net Asset Value Per Share	$8.48
Net Assets - Class S Shares	$74,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,707
Net Asset Value Per Share	$8.50
Net Assets - Class T Shares	$1,617,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	191,285
Net Asset Value Per Share	$8.46

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$1,199,655
Dividends from affiliates	71,946
Other income	4,287
Foreign tax withheld	(136,203)
Total Investment Income	1,139,685
Expenses:
Advisory fees	635,098
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,788
Class C Shares	7,924
Class S Shares	203
Transfer agent administrative fees and expenses:
Class D Shares	14,707
Class S Shares	203
Class T Shares	4,008
Transfer agent networking and omnibus fees:
Class A Shares	2,828
Class C Shares	741
Class I Shares	7,750
Other transfer agent fees and expenses:
Class A Shares	260
Class C Shares	63
Class D Shares	5,712
Class I Shares	592
Class N Shares	1,923
Class S Shares	8
Class T Shares	61
Registration fees	117,666
Professional fees	77,872
Custodian fees	63,529
Non-affiliated fund administration fees	63,207
Shareholder reports expense	13,218
Affiliated fund administration fees	2,049
Trustees’ fees and expenses	1,119
Other expenses	21,825
Total Expenses	1,050,354
Less: Excess Expense Reimbursement and Waivers	(337,845)
Net Expenses	712,509
Net Investment Income/(Loss)	427,176

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $259,166)	$(7,898,095)
Investments in affiliates	113
Total Net Realized Gain/(Loss) on Investments	(7,897,982)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of increase in deferred foreign taxes of $66,169)	13,357,610
Investments in affiliates	199
Total Change in Unrealized Net Appreciation/Depreciation	13,357,809
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,887,003

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$427,176	$526,579
Net realized gain/(loss) on investments	(7,897,982)	(6,176,703)
Change in unrealized net appreciation/depreciation	13,357,809	(25,044,610)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,887,003	(30,694,734)
Dividends and Distributions to Shareholders:
Class A Shares	—	(133,124)
Class C Shares	—	(23,265)
Class D Shares	—	(481,190)
Class I Shares	—	(539,900)
Class N Shares	—	(1,789,591)
Class S Shares	—	(2,399)
Class T Shares	—	(77,857)
Net Decrease from Dividends and Distributions to Shareholders	—	(3,047,326)
Capital Share Transactions:
Class A Shares	(755,866)	44,305
Class C Shares	(372,877)	(329,265)
Class D Shares	(382,803)	(936,106)
Class I Shares	(3,614,205)	(3,610,108)
Class N Shares	(11,595,670)	(4,367,939)
Class S Shares	(9,629)	19,488
Class T Shares	(192,989)	(325,699)
Net Increase/(Decrease) from Capital Share Transactions	(16,924,039)	(9,505,324)
Net Increase/(Decrease) in Net Assets	(11,037,036)	(43,247,384)
Net Assets:
Beginning of period	64,016,652	107,264,036
End of period	$52,979,616	$64,016,652

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.71	$11.68	$10.02	$8.72	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	(0.03)	0.02	0.10
Net realized and unrealized gain/(loss)	0.66	(3.70)	1.79	1.40	(0.55)
Total from Investment Operations	0.69	(3.66)	1.76	1.42	(0.45)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.31)	(0.10)	(0.12)	(0.13)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.31)	(0.10)	(0.12)	(0.31)
Net Asset Value, End of Period	$8.40	$7.71	$11.68	$10.02	$8.72
Total Return*	8.95%	(32.11)%	17.58%	16.32%	(4.66)%(2)
Net Assets, End of Period (in thousands)	$2,863	$3,311	$4,986	$4,000	$4,859
Average Net Assets for the Period (in thousands)	$3,132	$4,320	$4,989	$4,394	$8,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.75%	1.66%	1.87%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.38%	1.37%	1.37%	1.30%
Ratio of Net Investment Income/(Loss)	0.40%	0.35%	(0.25)%	0.27%	1.11%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (4.89)%.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.49	$11.29	$9.69	$8.42	$9.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.04)	(0.12)	(0.04)	0.05
Net realized and unrealized gain/(loss)	0.64	(3.60)	1.74	1.35	(0.55)
Total from Investment Operations	0.61	(3.64)	1.62	1.31	(0.50)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.16)	(0.02)	(0.04)	(0.02)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.16)	(0.02)	(0.04)	(0.20)
Net Asset Value, End of Period	$8.10	$7.49	$11.29	$9.69	$8.42
Total Return*	8.14%	(32.66)%	16.67%	15.56%	(5.38)%(2)
Net Assets, End of Period (in thousands)	$641	$938	$1,802	$2,573	$3,432
Average Net Assets for the Period (in thousands)	$801	$1,432	$2,385	$2,927	$4,604
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.97%	2.63%	2.48%	2.61%	2.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.12%	2.11%	2.11%	2.09%	2.11%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.40)%	(1.06)%	(0.44)%	0.56%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (5.61)%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.76	$11.77	$10.09	$8.78	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.05	(0.01)	0.05	0.14
Net realized and unrealized gain/(loss)	0.66	(3.72)	1.81	1.41	(0.59)
Total from Investment Operations	0.71	(3.67)	1.80	1.46	(0.45)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.34)	(0.12)	(0.15)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.34)	(0.12)	(0.15)	(0.30)
Net Asset Value, End of Period	$8.47	$7.76	$11.77	$10.09	$8.78
Total Return*	9.15%	(32.03)%	17.85%	16.66%	(4.59)%(2)
Net Assets, End of Period (in thousands)	$11,794	$11,223	$17,993	$10,854	$10,957
Average Net Assets for the Period (in thousands)	$12,580	$14,826	$20,727	$10,785	$12,337
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.55%	1.45%	1.70%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.19%	1.17%	1.19%	1.19%
Ratio of Net Investment Income/(Loss)	0.61%	0.53%	(0.07)%	0.50%	1.51%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (4.82)%.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.74	$11.74	$10.07	$8.78	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.06	—(2)	0.05	0.14
Net realized and unrealized gain/(loss)	0.65	(3.71)	1.80	1.41	(0.57)
Total from Investment Operations	0.71	(3.65)	1.80	1.46	(0.43)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.35)	(0.13)	(0.17)	(0.13)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.35)	(0.13)	(0.17)	(0.31)
Net Asset Value, End of Period	$8.45	$7.74	$11.74	$10.07	$8.78
Total Return*	9.17%	(31.97)%	17.94%	16.68%	(4.38)%(3)
Net Assets, End of Period (in thousands)	$7,134	$9,817	$19,208	$19,939	$34,499
Average Net Assets for the Period (in thousands)	$8,688	$15,044	$21,247	$25,327	$71,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.45%	1.37%	1.54%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.11%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	0.66%	0.58%	(0.02)%	0.50%	1.49%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Total return without the effect of affiliated payments would have been (4.61)%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.76	$11.77	$10.09	$8.79	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.01	0.06	0.15
Net realized and unrealized gain/(loss)	0.66	(3.72)	1.80	1.40	(0.57)
Total from Investment Operations	0.72	(3.65)	1.81	1.46	(0.42)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.13)	(0.16)	(0.14)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.36)	(0.13)	(0.16)	(0.32)
Net Asset Value, End of Period	$8.48	$7.76	$11.77	$10.09	$8.79
Total Return*	9.28%	(31.91)%	18.00%	16.74%	(4.33)%(2)
Net Assets, End of Period (in thousands)	$28,858	$36,963	$60,241	$35,207	$16,531
Average Net Assets for the Period (in thousands)	$36,828	$49,362	$53,668	$30,308	$21,520
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.35%	1.28%	1.48%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.03%	1.03%	1.03%
Ratio of Net Investment Income/(Loss)	0.75%	0.69%	0.10%	0.68%	1.65%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (4.56)%.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.82	$11.85	$10.17	$8.81	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.02	(0.05)	0.02	0.08
Net realized and unrealized gain/(loss)	0.66	(3.75)	1.83	1.41	(0.52)
Total from Investment Operations	0.68	(3.73)	1.78	1.43	(0.44)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.10)	(0.07)	(0.08)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.30)	(0.10)	(0.07)	(0.26)
Net Asset Value, End of Period	$8.50	$7.82	$11.85	$10.17	$8.81
Total Return*	8.70%	(32.21)%	17.47%	16.26%	(4.49)%(2)
Net Assets, End of Period (in thousands)	$74	$76	$93	$95	$77
Average Net Assets for the Period (in thousands)	$81	$89	$113	$79	$488
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.71%	5.24%	4.44%	5.74%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.55%	1.49%	1.46%	1.18%
Ratio of Net Investment Income/(Loss)	0.26%	0.22%	(0.38)%	0.27%	0.89%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (4.72)%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.75	$11.75	$10.08	$8.78	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.04	(0.02)	0.04	0.13
Net realized and unrealized gain/(loss)	0.66	(3.72)	1.80	1.40	(0.57)
Total from Investment Operations	0.71	(3.68)	1.78	1.44	(0.44)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.32)	(0.11)	(0.14)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.18)
Total Dividends and Distributions	—	(0.32)	(0.11)	(0.14)	(0.30)
Net Asset Value, End of Period	$8.46	$7.75	$11.75	$10.08	$8.78
Total Return*	9.16%	(32.10)%	17.69%	16.43%	(4.56)%(2)
Net Assets, End of Period (in thousands)	$1,617	$1,689	$2,940	$2,444	$3,008
Average Net Assets for the Period (in thousands)	$1,608	$2,419	$3,095	$2,477	$4,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.72%	1.62%	1.82%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.28%	1.28%	1.28%	1.27%
Ratio of Net Investment Income/(Loss)	0.53%	0.44%	(0.18)%	0.40%	1.41%
Portfolio Turnover Rate	63%	63%	76%	110%	68%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return without the effect of affiliated payments would have been (4.79)%.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

26	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

28	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Investment Fund	29

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

30	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $26.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	92	50
Class S Shares	-	-
Class T Shares	-	-

32	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 331,936	$ -	$ (17,558,417)	$ -	$ 16,471	$ 238,156

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(7,535,005)	$(10,023,412)	$ (17,558,417)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$52,904,040	$6,853,013	$ (6,496,948)	$ 356,065

Janus Investment Fund	33

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,047,326	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

34	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	23,157	$ 195,650	64,466	$ 636,436
Reinvested dividends and distributions	-	-	12,270	133,124
Shares repurchased	(111,828)	(951,516)	(73,948)	(725,255)
Net Increase/(Decrease)	(88,671)	$ (755,866)	2,788	$ 44,305
Class C Shares:
Shares sold	11,350	$ 91,174	12,073	$ 116,222
Reinvested dividends and distributions	-	-	2,184	23,174
Shares repurchased	(57,449)	(464,051)	(48,716)	(468,661)
Net Increase/(Decrease)	(46,099)	$ (372,877)	(34,459)	$ (329,265)
Class D Shares:
Shares sold	461,881	$ 4,089,319	294,071	$ 3,055,369
Reinvested dividends and distributions	-	-	43,574	475,390
Shares repurchased	(515,693)	(4,472,122)	(420,550)	(4,466,865)
Net Increase/(Decrease)	(53,812)	$ (382,803)	(82,905)	$ (936,106)
Class I Shares:
Shares sold	162,809	$ 1,393,347	215,855	$ 2,137,803
Reinvested dividends and distributions	-	-	49,669	539,900
Shares repurchased	(587,470)	(5,007,552)	(633,258)	(6,287,811)
Net Increase/(Decrease)	(424,661)	$ (3,614,205)	(367,734)	$(3,610,108)
Class N Shares:
Shares sold	343,798	$ 2,952,848	545,904	$ 5,025,205
Reinvested dividends and distributions	-	-	164,333	1,789,591
Shares repurchased	(1,704,802)	(14,548,518)	(1,065,368)	(11,182,735)
Net Increase/(Decrease)	(1,361,004)	$(11,595,670)	(355,131)	$(4,367,939)
Class S Shares:
Shares sold	835	$ 7,230	1,983	$ 19,974
Reinvested dividends and distributions	-	-	218	2,399
Shares repurchased	(1,869)	(16,859)	(304)	(2,885)
Net Increase/(Decrease)	(1,034)	$ (9,629)	1,897	$ 19,488
Class T Shares:
Shares sold	107,343	$ 916,969	103,734	$ 1,189,907
Reinvested dividends and distributions	-	-	7,136	77,857
Shares repurchased	(133,802)	(1,109,958)	(143,262)	(1,593,463)
Net Increase/(Decrease)	(26,459)	$ (192,989)	(32,392)	$ (325,699)

6.  Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$38,413,590	$56,087,875	$ -	$ -

Janus Investment Fund	35

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

38	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	39

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

40	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

42	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

46	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	47

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

48	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

50	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Emerging Markets Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Foreign Taxes Paid	$136,203
Foreign Source Income	$1,385,638
Qualified Dividend Income Percentage	100%

52	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

54	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	55

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

56	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	57

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	59

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Culley 151 Detroit Street Denver, CO 80206 DOB:1986	Executive Vice President and Co-Portfolio Manager Janus Henderson Emerging Markets Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2008-2019).
Daniel J. Graña 151 Detroit Street Denver, CO 80206 DOB:1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Emerging Markets Fund	9/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2003-2019).
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2023

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93079 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE

The Janus Henderson Enterprise Fund Class I Shares returned 18.23% for the 12-month period ended September 30, 2023. The Fund’s benchmark, the Russell Midcap® Growth Index, returned 17.47%.

INVESTMENT ENVIRONMENT

Stocks rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow the Federal Reserve (Fed) to slow or end its campaign of interest rate hikes. This rally extended into the first half of 2023, despite periods of market volatility. Economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially manufacturing and housing. Corporations also reduced their earnings outlooks as they faced weaker demand as well as higher input, labor, and funding costs. The Fed continued to raise rates through the first seven months of 2023, although the pace of rate hikes moderated. The Fed left rates unchanged in September, but policymakers indicated that an extended period of higher rates might be needed to bring inflation under control, especially against a backdrop of surging fuel prices. These signals put upward pressure on long-term bond yields in the third quarter, while adding to fears of a more pronounced economic slowdown. As a result, stocks suffered a broad-based sell-off in the third quarter. Despite this correction, equities still ended the 12-month performance period with strong positive performance. Mid-cap growth outperformed mid-cap value over the period, as measured by the Russell indices.

PERFORMANCE DISCUSSION

We were pleased to see many of our disciplined growth investments rewarded by investors over the period, as we continued to look to profitable companies with strong competitive positioning, experienced management teams, and valuations that we believe are supported by their fundamentals. Analog and power semiconductor producer ON Semiconductor was a top performer for the year. ON Semiconductor delivered strong revenue growth, aided by its focus on fast-growing end markets such as electric vehicles (EV). It also widened its profit margins by pursuing operational and manufacturing efficiencies and portfolio rationalization, which benefited its earnings growth. Investors have also been excited by the company’s production of silicon carbide chips, which are increasingly replacing traditional silicon in the EV market due to their ability to improve power efficiency. This technology is difficult for other companies to replicate, and we believe it provides ON Semiconductor with an additional competitive edge.

Relative performance was also assisted by our investment in Flex, a provider of contract design, manufacturing, and engineering services. Following a management change several years ago, Flex invested to support new end markets, such as healthcare and alternative energy, which have offered higher profit margins and longer product cycles. This strategy helped it deepen customer relationships and deliver robust financial performance. It also successfully listed its solar panel tracking subsidiary, NEXTracker, while retaining an ownership stake that provides Flex with the opportunity to benefit from growth in this alternative energy business.

Contract drug development and manufacturing services provider Catalent was a detractor from relative performance. The stock sold off in late 2022, as slowing demand for COVID vaccines reduced revenues from Catalent’s outsourced vaccine manufacturing business. Catalent also warned of short-term operational challenges at several facilities, while the exit of its CFO added to near-term uncertainty. Despite these challenges, we continue to see long-term potential for Catalent’s

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)

diversified business model. We are particularly excited about its gene therapy manufacturing platform, an emerging therapeutic category with the potential to drive future earnings growth. We continue to see long-term potential for this company, which provides services that are critical to global pharmaceutical manufacturing.

Fidelity National Information Services, another detractor, provides software and payment solutions to the financial services industry. The stock declined in the fourth quarter of 2022 after the company reported disappointing earnings, primarily because of weakness in its card processing business. Competitive pressures also resulted in slower growth and reduced margins, adding to headwinds for the stock in the first half of 2023. The company recently underwent a management change, and we see potential around its plans to reorganize underperforming business lines. For this reason, we remain invested in the stock.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We caution that the outlook for the economy remains murky, given uncertainties around Fed policy and its impact on economic growth. While economic growth has remained relatively resilient, we are starting to see pockets of weakness, and a slowdown could become more pronounced as rate hikes filter through the economy with a lag. Moreover, Fed policymakers indicated that interest rates may rise further, or at least remain elevated, as long as inflation stays above target levels. We have argued for several years that we are facing a paradigm shift, as we foresee an extended period of higher interest rates, which puts upward pressure on the cost of capital and downward pressure on asset values. We are also cautious of other sources of near-term uncertainty such as slowing growth in China and global geopolitical tension, which tends to create commodity price volatility. Large federal deficits and higher interest payments on the national debt also risk crowding out private investment and spending. In the face of such risks, we believe the environment could favor fundamental stock selection and our disciplined, valuation-conscious approach to growth investing.

We continue to carefully assess the fundamentals of the companies we own, and we remain on the lookout for well-managed but reasonably valued companies with strong balance sheets, sustainable competitive advantages, and above-average earnings trajectories. We also look to companies with strong free cash flow that can fund operations without additional borrowing. We see this disciplined, risk-aware approach as the best way to navigate near-term uncertainty while pursuing strong long-term investment performance.

Thank you for investing in the Janus Henderson Enterprise Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ON Semiconductor Corp	4.06%	1.13%	L3Harris Technologies Inc	1.56%	-0.60%
Constellation Software Inc/Canada	3.24%	0.92%	Fidelity National Information Services Inc	0.88%	-0.54%
Flex Ltd	2.31%	0.85%	Catalent Inc	0.90%	-0.51%
Magellan Midstream Partners LP	2.09%	0.79%	Teleflex Inc	2.11%	-0.51%
Ferguson PLC	1.59%	0.63%	Charles Schwab Corp	0.96%	-0.48%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.37%	32.26%	25.54%
	Energy	0.74%	2.11%	4.45%
	Health Care	0.58%	16.77%	18.10%
	Industrials	0.53%	19.53%	17.49%
	Real Estate	0.05%	1.29%	1.86%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	-1.24%	12.04%	7.24%
	Consumer Discretionary	-1.02%	6.67%	14.60%
	Other**	-0.25%	3.96%	0.00%
	Utilities	-0.19%	0.89%	0.29%
	Communication Services	-0.01%	2.56%	4.30%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Constellation Software Inc/Canada
Software	3.6%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	3.2%
Boston Scientific Corp
Health Care Equipment & Supplies	3.0%
Intact Financial Corp
Insurance	2.7%
WEX Inc
Diversified Financial Services	2.5%
15.0%

Asset Allocation - (% of Net Assets)
Common Stocks	94.8%
Investment Companies	5.1%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Warrants	0.0%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	17.82%	8.00%	11.40%	10.74%	1.14%
Class A Shares at MOP	11.05%	6.73%	10.74%	10.53%
Class C Shares at NAV	17.19%	7.41%	10.75%	9.99%	1.74%
Class C Shares at CDSC	16.19%	7.41%	10.75%	9.99%
Class D Shares	18.20%	8.35%	11.75%	10.91%	0.79%
Class I Shares	18.23%	8.39%	11.81%	10.95%	0.76%
Class N Shares	18.35%	8.49%	11.91%	10.97%	0.66%
Class R Shares	17.48%	7.69%	11.08%	10.36%	1.42%
Class S Shares	17.77%	7.96%	11.36%	10.63%	1.16%
Class T Shares	18.07%	8.23%	11.64%	10.87%	0.91%
Russell Midcap Growth Index	17.47%	6.97%	9.94%	9.91%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	74/562	86/519	30/479	22/126

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$993.50	$5.55	$1,000.00	$1,019.50	$5.62	1.11%
Class C Shares	$1,000.00	$990.80	$8.18	$1,000.00	$1,016.85	$8.29	1.64%
Class D Shares	$1,000.00	$995.00	$3.95	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$995.20	$3.80	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$995.60	$3.30	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$992.00	$6.99	$1,000.00	$1,018.05	$7.08	1.40%
Class S Shares	$1,000.00	$993.20	$5.75	$1,000.00	$1,019.30	$5.82	1.15%
Class T Shares	$1,000.00	$994.50	$4.45	$1,000.00	$1,020.61	$4.51	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 94.8%
Aerospace & Defense – 1.3%
L3Harris Technologies Inc	1,370,643	$238,656,359
Airlines – 1.1%
Ryanair Holdings PLC (ADR)*	2,013,546	195,736,807
Biotechnology – 2.8%
Argenx SE (ADR)*	348,377	171,272,585
Ascendis Pharma A/S (ADR)*	990,871	92,785,160
BioMarin Pharmaceutical Inc*	1,318,485	116,659,553
Sarepta Therapeutics Inc*	1,033,849	125,323,176
		506,040,474
Capital Markets – 3.8%
Cboe Global Markets Inc	837,984	130,901,481
Charles Schwab Corp	2,572,242	141,216,086
LPL Financial Holdings Inc	1,464,550	348,050,308
MSCI Inc	132,930	68,203,724
		688,371,599
Chemicals – 1.1%
Corteva Inc	3,828,331	195,857,414
Commercial Services & Supplies – 3.8%
Cimpress PLC*,£	2,136,289	149,561,593
Clean Harbors Inc*	807,200	135,092,992
RB Global Inc	2,403,064	150,191,500
Rentokil Initial PLC	4,398,104	32,598,785
Rentokil Initial PLC (ADR)	6,389,737	236,739,756
		704,184,626
Containers & Packaging – 0.4%
Sealed Air Corp	2,091,069	68,712,527
Diversified Consumer Services – 0.3%
Frontdoor Inc*	2,034,411	62,232,632
Diversified Financial Services – 4.0%
Fidelity National Information Services Inc	2,246,616	124,170,466
Global Payments Inc	1,220,699	140,856,458
WEX Inc*,£	2,465,621	463,758,654
		728,785,578
Electric Utilities – 1.4%
Alliant Energy Corp	5,352,619	259,334,391
Electrical Equipment – 1.9%
Regal Beloit Corp	563,624	80,530,597
Sensata Technologies Holding PLC	6,977,054	263,872,182
		344,402,779
Electronic Equipment, Instruments & Components – 6.5%
Flex Ltd*	17,175,336	463,390,565
National Instruments Corp	2,938,791	175,210,719
TE Connectivity Ltd	1,558,435	192,513,476
Teledyne Technologies Inc*	858,414	350,730,792
		1,181,845,552
Entertainment – 1.9%
Atlanta Braves Holdings Inc - Class C*	11,900	425,187
Liberty Media Corp-Liberty Formula One - Class C*	222,312	7,136,215
Liberty Media Corp-Liberty Formula One - Series A*	305,920	17,296,717
Liberty Media Corp-Liberty Formula One - Series C*	5,194,201	323,598,722
		348,456,841
Food & Staples Retailing – 0.6%
Dollar Tree Inc*	1,029,817	109,624,020
Health Care Equipment & Supplies – 8.7%
Boston Scientific Corp*	10,430,138	550,711,286
Cooper Cos Inc	493,131	156,820,589
Dentsply Sirona Inc	4,674,940	159,695,950
ICU Medical Inc*,£	1,230,753	146,471,915
STERIS PLC	868,168	190,493,423

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Teleflex Inc	1,940,905	$381,213,151
		1,585,406,314
Hotels, Restaurants & Leisure – 2.1%
Aramark	7,342,083	254,770,280
Entain PLC	11,220,699	127,694,014
		382,464,294
Information Technology Services – 4.6%
Amdocs Ltd	4,999,330	422,393,392
GoDaddy Inc*	5,720,152	426,036,921
		848,430,313
Insurance – 5.5%
Intact Financial Corp	3,417,236	498,255,705
Ryan Specialty Group Holdings Inc - Class A*	2,376,755	115,034,942
WR Berkley Corp	6,097,313	387,118,402
		1,000,409,049
Interactive Media & Services – 0.4%
Ziff Davis Inc*	1,202,966	76,616,905
Life Sciences Tools & Services – 4.9%
Avantor Inc*	9,942,880	209,595,910
Illumina Inc*	899,120	123,431,194
PerkinElmer Inc	3,706,082	410,263,277
Waters Corp*	530,807	145,552,587
		888,842,968
Machinery – 4.2%
Fortive Corp	2,252,855	167,071,727
Ingersoll Rand Inc	5,012,646	319,405,803
Wabtec Corp	2,676,153	284,394,779
		770,872,309
Multi-Utilities – 1.1%
Ameren Corp	2,672,171	199,958,556
Oil, Gas & Consumable Fuels – 1.4%
ONEOK Inc	4,027,560	255,468,131
Pharmaceuticals – 0.8%
Catalent Inc*	3,341,180	152,123,925
Professional Services – 6.4%
Broadridge Financial Solutions Inc	1,784,760	319,561,278
Ceridian HCM Holding Inc*	3,369,070	228,591,400
SS&C Technologies Holdings Inc	8,601,810	451,939,097
TransUnion	2,427,979	174,304,612
		1,174,396,387
Road & Rail – 3.4%
JB Hunt Transport Services Inc	2,127,631	401,100,996
TFI International Inc	1,708,281	219,360,363
		620,461,359
Semiconductor & Semiconductor Equipment – 8.6%
KLA Corp	372,627	170,909,100
Lam Research Corp	231,878	145,334,174
Microchip Technology Inc	3,857,683	301,092,158
NXP Semiconductors NV	1,800,147	359,885,388
ON Semiconductor Corp*	6,334,442	588,786,384
		1,566,007,204
Software – 6.1%
Atlassian Corp - Class A*	396,439	79,886,423
Constellation Software Inc/Canada	319,588	659,853,562
Dynatrace Inc*	2,510,013	117,292,908
Nice Ltd (ADR)*	1,210,744	205,826,480
Topicus.com Inc*	849,991	56,152,855
		1,119,012,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.2%
Lamar Advertising Co	2,544,178	$212,362,538
Specialty Retail – 1.9%
Burlington Stores Inc*	704,259	95,286,243
CarMax Inc*	3,484,996	246,493,767
Wayfair Inc - Class A*	189,780	11,494,975
		353,274,985
Textiles, Apparel & Luxury Goods – 0.8%
Gildan Activewear Inc#	5,296,535	148,355,945
Trading Companies & Distributors – 1.8%
Ferguson PLC	2,034,951	334,688,391
Total Common Stocks (cost $11,856,739,097)		17,321,393,400
Warrants– 0%
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*((cost $0)	319,588	24
Investment Companies– 5.1%
Money Markets – 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $942,935,681)	942,773,733	943,056,565
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	8,793,960	8,793,960
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 10/2/23	$2,198,490	2,198,490
Total Investments Purchased with Cash Collateral from Securities Lending (cost $10,992,450)		10,992,450
Total Investments (total cost $12,810,667,228) – 100.0%		18,275,442,439
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,311,970
Net Assets – 100%		$18,276,754,409

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,480,618,898	84.7%
Canada	1,732,169,954	9.5
United Kingdom	397,032,555	2.2
Israel	205,826,480	1.1
Ireland	195,736,807	1.1
Belgium	171,272,585	0.9
Denmark	92,785,160	0.5

Total	$18,275,442,439	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/23
Common Stocks - 4.1%
Commercial Services & Supplies - 0.8%
Cimpress PLC*	$-	$454,783	$97,318,051	$149,561,593
Diversified Financial Services - 2.5%
WEX Inc*	-	2,270,019	143,522,629	463,758,654
Health Care Equipment & Supplies - 0.8%
ICU Medical Inc*	-	362,225	(39,045,727)	146,471,915
Total Common Stocks	$-	$3,087,027	$201,794,953	$759,792,162
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	33,364,312	77,552	87,207	943,056,565
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	134,672∆	-	-	8,793,960
Total Affiliated Investments - 9.3%	$33,498,984	$3,164,579	$201,882,160	$1,711,642,687

(1) For securities that were affiliated for a portion of the year ended September 30, 2023, this column reflects amounts for the entire year ended September 30, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Common Stocks - 4.1%
Commercial Services & Supplies - 0.8%
Cimpress PLC*	52,748,035	-	(959,276)	149,561,593
Diversified Financial Services - 2.5%
WEX Inc*	297,331,435	24,378,689	(3,744,118)	463,758,654
Health Care Equipment & Supplies - 0.8%
ICU Medical Inc*	186,952,129	-	(1,796,712)	146,471,915
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	605,370,179	2,397,792,319	(2,060,270,692)	943,056,565
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	22,240,695	1,015,745,000	(1,029,191,735)	8,793,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Canadian Dollar	10/26/23	13,620,000	$(10,205,757)	$(173,139)
Euro	10/26/23	19,225,000	(21,324,555)	(979,914)
Euro	10/26/23	(8,979,000)	9,592,665	90,739

				(1,062,314)
Barclays Capital, Inc.:
Canadian Dollar	10/26/23	(137,142,000)	104,208,395	3,188,328
Euro	10/26/23	(60,568,000)	67,160,494	3,065,086

				6,253,414
BNP Paribas:
Euro	10/26/23	4,800,000	(5,322,672)	(243,126)
Citibank, National Association:
Canadian Dollar	10/26/23	(78,190,000)	59,426,291	1,830,813
Euro	10/26/23	8,264,000	(8,763,376)	(18,091)
Euro	10/26/23	(79,109,000)	87,734,420	4,018,207

				5,830,929
Goldman Sachs & Co. LLC:
Canadian Dollar	10/26/23	(8,409,000)	6,390,109	195,962
Euro	10/26/23	(1,402,000)	1,554,706	71,055

				267,017
HSBC Securities (USA), Inc.:
Canadian Dollar	10/26/23	14,039,000	(10,589,249)	(247,992)
Canadian Dollar	10/26/23	(125,545,000)	95,410,435	2,932,825
Euro	10/26/23	10,206,000	(10,744,393)	55,992
Euro	10/26/23	(51,249,000)	56,851,541	2,617,861

				5,358,686
JPMorgan Chase Bank, National Association:
Canadian Dollar	10/26/23	18,194,000	(13,471,973)	(70,104)
Canadian Dollar	10/26/23	(177,917,000)	134,755,331	3,700,021
Euro	10/26/23	(85,397,000)	94,692,463	4,322,045

				7,951,962
Morgan Stanley & Co:
Canadian Dollar	10/26/23	1,336,000	(1,015,586)	(31,476)
Euro	10/26/23	(13,787,000)	15,287,343	697,404

				665,928
State Street Bank and Trust Company:
Canadian Dollar	10/26/23	14,012,000	(10,317,183)	4,186

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Canadian Dollar	10/26/23	(178,008,000)	$134,831,201	3,708,860
Euro	10/26/23	9,193,000	(10,171,387)	(442,998)
Euro	10/26/23	(130,169,000)	144,286,465	6,536,579

				9,806,627
Total				$34,829,123

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$37,035,963

Liability Derivatives:
Forward foreign currency exchange contracts	$ 2,206,840

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(18,998,810)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 7,015,226

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 141,262,217
Average amounts sold - in USD	947,818,706

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$90,739	$(90,739)	$—	$—
Barclays Capital, Inc.	6,253,414	—	—	6,253,414
Citibank, National Association	5,849,020	(18,091)	—	5,830,929
Goldman Sachs & Co. LLC	267,017	—	—	267,017
HSBC Securities (USA), Inc.	5,606,678	(247,992)	—	5,358,686
JPMorgan Chase Bank, National Association	18,825,523	(70,104)	(10,803,457)	7,951,962
Morgan Stanley & Co	697,404	(31,476)	—	665,928
State Street Bank and Trust Company	10,249,625	(442,998)	—	9,806,627

Total	$47,839,420	$(901,400)	$(10,803,457)	$36,134,563
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$1,153,053	$(90,739)	$—	$1,062,314
BNP Paribas	243,126	—	—	243,126
Citibank, National Association	18,091	(18,091)	—	—
HSBC Securities (USA), Inc.	247,992	(247,992)	—	—
JPMorgan Chase Bank, National Association	70,104	(70,104)	—	—
Morgan Stanley & Co	31,476	(31,476)	—	—
State Street Bank and Trust Company	442,998	(442,998)	—	—

Total	$2,206,840	$(901,400)	$—	$1,305,440
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$671,585,841	$32,598,785	$-
Hotels, Restaurants & Leisure	254,770,280	127,694,014	-
All Other	16,234,744,480	-	-
Warrants	-	24	-
Investment Companies	-	943,056,565	-
Investments Purchased with Cash Collateral from Securities Lending	-	10,992,450	-
Total Investments in Securities	$17,161,100,601	$1,114,341,838	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	37,035,963	-
Total Assets	$17,161,100,601	$1,151,377,801	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,206,840	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

16	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $11,179,785,855)(1)	$16,563,799,752
Affiliated investments, at value (cost $1,630,881,373)	1,711,642,687
Cash	7,024
Forward foreign currency exchange contracts	37,035,963
Trustees' deferred compensation	477,249
Receivables:
Fund shares sold	23,059,411
Investments sold	17,516,935
Dividends	10,968,824
Dividends from affiliates	3,913,870
Other assets	48,293
Total Assets	18,368,470,008
Liabilities:
Collateral for securities loaned (Note 3)	10,992,450
Forward foreign currency exchange contracts	2,206,840
Payables:	—
Investments purchased	40,229,669
Fund shares repurchased	24,613,433
Advisory fees	10,132,720
Transfer agent fees and expenses	2,092,880
Trustees' deferred compensation fees	477,249
12b-1 Distribution and shareholder servicing fees	267,202
Trustees' fees and expenses	96,562
Professional fees	89,583
Affiliated fund administration fees payable	39,581
Custodian fees	32,078
Accrued expenses and other payables	445,352
Total Liabilities	91,715,599
Commitments and contingent liabilities (Note 4)
Net Assets	$18,276,754,409

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,652,230,630
Total distributable earnings (loss)	6,624,523,779
Total Net Assets	$18,276,754,409
Net Assets - Class A Shares	$388,721,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,154,003
Net Asset Value Per Share(2)	$123.25
Maximum Offering Price Per Share(3)	$130.77
Net Assets - Class C Shares	$101,479,732
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	956,941
Net Asset Value Per Share(2)	$106.05
Net Assets - Class D Shares	$2,189,481,732
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,949,974
Net Asset Value Per Share	$129.17
Net Assets - Class I Shares	$6,792,380,882
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,153,195
Net Asset Value Per Share	$130.24
Net Assets - Class N Shares	$5,279,268,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,242,728
Net Asset Value Per Share	$131.19
Net Assets - Class R Shares	$75,820,101
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	657,865
Net Asset Value Per Share	$115.25
Net Assets - Class S Shares	$279,289,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,288,885
Net Asset Value Per Share	$122.02
Net Assets - Class T Shares	$3,170,313,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,821,711
Net Asset Value Per Share	$127.72

(1) Includes $10,803,457 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$199,734,719
Dividends from affiliates	33,364,312
Affiliated securities lending income, net	134,672
Unaffiliated securities lending income, net	38,762
Other income	1,100
Foreign tax withheld	(6,880,847)
Total Investment Income	226,392,718
Expenses:
Advisory fees	113,981,100
12b-1 Distribution and shareholder servicing fees:
Class A Shares	942,499
Class C Shares	996,431
Class R Shares	377,814
Class S Shares	745,896
Transfer agent administrative fees and expenses:
Class D Shares	2,577,759
Class R Shares	191,988
Class S Shares	746,701
Class T Shares	8,319,629
Transfer agent networking and omnibus fees:
Class A Shares	884,198
Class C Shares	79,228
Class I Shares	6,223,337
Other transfer agent fees and expenses:
Class A Shares	23,112
Class C Shares	4,702
Class D Shares	257,787
Class I Shares	311,298
Class N Shares	207,504
Class R Shares	1,354
Class S Shares	5,574
Class T Shares	36,477
Shareholder reports expense	944,297
Affiliated fund administration fees	573,995
Trustees’ fees and expenses	438,918
Registration fees	356,121
Custodian fees	270,207
Professional fees	210,035
Other expenses	770,677
Total Expenses	140,478,638
Less: Excess Expense Reimbursement and Waivers	(400,644)
Net Expenses	140,077,994
Net Investment Income/(Loss)	86,314,724

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$1,326,948,896
Investments in affiliates	3,164,579
Forward foreign currency exchange contracts	(18,998,810)
Total Net Realized Gain/(Loss) on Investments	1,311,114,665
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,185,628,173
Investments in affiliates	201,882,160
Forward foreign currency exchange contracts	7,015,226
Total Change in Unrealized Net Appreciation/Depreciation	1,394,525,559
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,791,954,948

(1) Includes $75,180,969 of realized gains and losses resulting from a redemption-in-kind during the year ended September 30, 2023.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$86,314,724	$24,738,619
Net realized gain/(loss) on investments	1,311,114,665	1,755,146,247
Change in unrealized net appreciation/depreciation	1,394,525,559	(5,523,461,636)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,791,954,948	(3,743,576,770)
Dividends and Distributions to Shareholders:
Class A Shares	(35,587,793)	(65,714,839)
Class C Shares	(12,338,200)	(28,152,759)
Class D Shares	(199,834,888)	(359,561,565)
Class I Shares	(525,051,789)	(1,130,089,504)
Class N Shares	(463,732,368)	(789,979,114)
Class R Shares	(7,786,807)	(16,455,015)
Class S Shares	(29,914,481)	(62,009,288)
Class T Shares	(316,117,237)	(699,266,902)
Net Decrease from Dividends and Distributions to Shareholders	(1,590,363,563)	(3,151,228,986)
Capital Share Transactions:
Class A Shares	39,183,494	(3,987,499)
Class C Shares	(15,030,156)	(11,161,089)
Class D Shares	100,951,545	244,637,951
Class I Shares	987,505,366	(137,205,137)
Class N Shares	236,478,042	850,530,593
Class R Shares	1,906,489	(5,979,734)
Class S Shares	(23,084,553)	(26,518,543)
Class T Shares	(261,537,673)	(577,826,097)
Net Increase/(Decrease) from Capital Share Transactions	1,066,372,554	332,490,445
Net Increase/(Decrease) in Net Assets	2,267,963,939	(6,562,315,311)
Net Assets:
Beginning of period	16,008,790,470	22,571,105,781
End of period	$18,276,754,409	$16,008,790,470

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$116.22	$168.35	$137.77	$136.07	$131.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	(0.30)	(0.27)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	19.41	(27.16)	43.67	7.94	11.19
Total from Investment Operations	19.60	(27.46)	43.40	7.85	11.17
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Net Asset Value, End of Period	$123.25	$116.22	$168.35	$137.77	$136.07
Total Return*	17.82%	(19.08)%	32.57%	5.81%	9.88%
Net Assets, End of Period (in thousands)	$388,721	$327,176	$472,904	$456,433	$547,328
Average Net Assets for the Period (in thousands)	$377,759	$399,310	$493,097	$493,576	$611,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.14%	1.13%	1.17%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.11%	1.12%	1.11%
Ratio of Net Investment Income/(Loss)	0.15%	(0.21)%	(0.17)%	(0.07)%	(0.02)%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$102.11	$151.54	$125.75	$125.40	$122.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.41)	(0.87)	(1.06)	(0.77)	(0.71)
Net realized and unrealized gain/(loss)	16.92	(23.89)	39.67	7.27	10.24
Total from Investment Operations	16.51	(24.76)	38.61	6.50	9.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Net Asset Value, End of Period	$106.05	$102.11	$151.54	$125.75	$125.40
Total Return*	17.20%	(19.47)%	31.83%	5.21%	9.25%
Net Assets, End of Period (in thousands)	$101,480	$110,936	$179,240	$173,129	$212,985
Average Net Assets for the Period (in thousands)	$110,374	$153,213	$187,356	$188,953	$219,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.60%	1.67%	1.69%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.60%	1.67%	1.69%	1.70%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.69)%	(0.73)%	(0.64)%	(0.61)%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$120.89	$174.13	$142.10	$139.87	$134.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61	0.18	0.25	0.33	0.37
Net realized and unrealized gain/(loss)	20.24	(28.23)	45.06	8.20	11.50
Total from Investment Operations	20.85	(28.05)	45.31	8.53	11.87
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.52)	(0.46)	(0.15)	(0.19)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(25.19)	(13.28)	(6.30)	(6.99)
Net Asset Value, End of Period	$129.17	$120.89	$174.13	$142.10	$139.87
Total Return*	18.20%	(18.82)%	32.99%	6.15%	10.22%
Net Assets, End of Period (in thousands)	$2,189,482	$1,937,787	$2,507,220	$1,983,824	$2,061,471
Average Net Assets for the Period (in thousands)	$2,204,896	$2,337,701	$2,394,871	$1,974,784	$1,930,540
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.79%	0.80%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.79%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)	0.47%	0.12%	0.15%	0.25%	0.28%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$121.76	$175.21	$142.89	$140.62	$135.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.67	0.23	0.32	0.40	0.45
Net realized and unrealized gain/(loss)	20.38	(28.42)	45.33	8.24	11.55
Total from Investment Operations	21.05	(28.19)	45.65	8.64	12.00
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.59)	(0.51)	(0.22)	(0.27)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(25.26)	(13.33)	(6.37)	(7.07)
Net Asset Value, End of Period	$130.24	$121.76	$175.21	$142.89	$140.62
Total Return*	18.23%	(18.78)%	33.06%	6.20%	10.28%
Net Assets, End of Period (in thousands)	$6,792,381	$5,404,045	$8,014,607	$6,919,545	$7,666,702
Average Net Assets for the Period (in thousands)	$6,239,851	$6,984,545	$7,776,971	$7,335,476	$6,775,060
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.74%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.74%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.51%	0.16%	0.19%	0.30%	0.34%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$122.44	$176.05	$143.53	$141.19	$136.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.80	0.38	0.47	0.53	0.56
Net realized and unrealized gain/(loss)	20.52	(28.59)	45.53	8.28	11.60
Total from Investment Operations	21.32	(28.21)	46.00	8.81	12.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.73)	(0.66)	(0.32)	(0.35)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(25.40)	(13.48)	(6.47)	(7.15)
Net Asset Value, End of Period	$131.19	$122.44	$176.05	$143.53	$141.19
Total Return*	18.36%	(18.71)%	33.17%	6.30%	10.38%
Net Assets, End of Period (in thousands)	$5,279,269	$4,678,462	$5,636,167	$4,867,667	$4,860,043
Average Net Assets for the Period (in thousands)	$5,201,960	$5,415,323	$5,609,015	$4,941,595	$4,213,287
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	0.61%	0.26%	0.28%	0.39%	0.43%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$109.72	$160.72	$132.38	$131.34	$127.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.67)	(0.69)	(0.46)	(0.39)
Net realized and unrealized gain/(loss)	18.26	(25.66)	41.85	7.65	10.77
Total from Investment Operations	18.10	(26.33)	41.16	7.19	10.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Net Asset Value, End of Period	$115.25	$109.72	$160.72	$132.38	$131.34
Total Return*	17.48%	(19.32)%	32.18%	5.51%	9.56%
Net Assets, End of Period (in thousands)	$75,820	$69,756	$110,802	$119,190	$150,860
Average Net Assets for the Period (in thousands)	$76,974	$97,291	$124,162	$130,918	$150,191
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.41%	1.40%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.41%	1.40%	1.41%	1.41%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.50)%	(0.45)%	(0.36)%	(0.32)%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$115.22	$167.17	$136.94	$135.34	$131.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	(0.36)	(0.34)	(0.14)	(0.08)
Net realized and unrealized gain/(loss)	19.24	(26.92)	43.39	7.89	11.13
Total from Investment Operations	19.37	(27.28)	43.05	7.75	11.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Net Asset Value, End of Period	$122.02	$115.22	$167.17	$136.94	$135.34
Total Return*	17.77%	(19.12)%	32.51%	5.77%	9.84%
Net Assets, End of Period (in thousands)	$279,289	$283,177	$442,011	$465,207	$589,792
Average Net Assets for the Period (in thousands)	$299,490	$375,663	$480,226	$538,012	$592,420
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	0.11%	(0.25)%	(0.21)%	(0.11)%	(0.06)%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$119.78	$172.66	$141.02	$138.90	$134.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.01	0.07	0.20	0.24
Net realized and unrealized gain/(loss)	20.04	(27.97)	44.71	8.13	11.44
Total from Investment Operations	20.51	(27.96)	44.78	8.33	11.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.32)	(0.06)	(0.08)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)
Total Dividends and Distributions	(12.57)	(24.92)	(13.14)	(6.21)	(6.88)
Net Asset Value, End of Period	$127.72	$119.78	$172.66	$141.02	$138.90
Total Return*	18.07%	(18.91)%	32.84%	6.04%	10.12%
Net Assets, End of Period (in thousands)	$3,170,313	$3,197,451	$5,208,155	$5,203,521	$5,461,958
Average Net Assets for the Period (in thousands)	$3,336,877	$4,131,052	$5,723,820	$5,246,105	$5,059,206
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.90%	0.91%
Ratio of Net Investment Income/(Loss)	0.37%	0.01%	0.05%	0.15%	0.19%
Portfolio Turnover Rate	14%	9%	12%	14%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Enterprise Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

30	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	31

Janus Henderson Enterprise Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

32	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	33

Janus Henderson Enterprise Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

34	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	35

Janus Henderson Enterprise Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,803,457. Gross amounts of recognized liabilities for securities lending

36	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

(collateral received) as of September 30, 2023 is $10,992,450, resulting in the net amount due to the counterparty of $188,993.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	37

Janus Henderson Enterprise Fund

Notes to Financial Statements

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

38	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $53,533.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $3,191.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

Janus Investment Fund	39

Janus Henderson Enterprise Fund

Notes to Financial Statements

current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $7,368,553 in sales, resulting in a net realized loss of $1,107,799. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 1,176,440,235	$ -	$ (32,285,232)	$ (466,334)	$5,480,835,110

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 12,794,607,329	$6,446,168,021	$(965,332,911)	$ 5,480,835,110

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 34,829,123	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

40	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 1,590,363,563	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 220,514,658	$ 2,930,714,328	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $104,189,532, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

Janus Investment Fund	41

Janus Henderson Enterprise Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	890,054	$ 109,516,348	837,971	$ 116,608,375
Reinvested dividends and distributions	207,036	23,448,932	297,360	42,632,523
Shares repurchased	(758,183)	(93,781,786)	(1,129,349)	(163,228,397)
Net Increase/(Decrease)	338,907	$ 39,183,494	5,982	$ (3,987,499)
Class C Shares:
Shares sold	163,226	$ 17,635,315	62,501	$ 7,928,856
Reinvested dividends and distributions	125,243	12,253,752	217,666	27,523,875
Shares repurchased	(417,974)	(44,919,223)	(376,526)	(46,613,820)
Net Increase/(Decrease)	(129,505)	$ (15,030,156)	(96,359)	$ (11,161,089)
Class D Shares:
Shares sold	537,212	$ 69,871,221	478,632	$ 70,710,123
Reinvested dividends and distributions	1,627,079	192,646,089	2,340,660	348,173,218
Shares repurchased	(1,243,202)	(161,565,765)	(1,188,599)	(174,245,390)
Net Increase/(Decrease)	921,089	$ 100,951,545	1,630,693	$ 244,637,951
Class I Shares:
Shares sold	18,594,841	$2,442,117,663	11,811,951	$1,707,347,149
Reinvested dividends and distributions	3,988,150	475,985,691	6,230,188	933,095,224
Shares repurchased	(14,813,538)	(1,930,597,988)	(19,402,149)	(2,777,647,510)
Net Increase/(Decrease)	7,769,453	$ 987,505,366	(1,360,010)	$ (137,205,137)
Class N Shares:
Shares sold	8,348,598	$1,103,009,292	10,969,680	$1,521,926,877
Reinvested dividends and distributions	3,462,685	415,937,740	5,161,986	776,930,572
Shares repurchased	(9,777,260)	(1,282,468,990)	(9,937,540)	(1,448,326,856)
Net Increase/(Decrease)	2,034,023	$ 236,478,042	6,194,126	$ 850,530,593
Class R Shares:
Shares sold	132,166	$ 15,472,984	110,709	$ 14,873,704
Reinvested dividends and distributions	72,303	7,674,941	119,781	16,249,554
Shares repurchased	(182,353)	(21,241,436)	(284,150)	(37,102,992)
Net Increase/(Decrease)	22,116	$ 1,906,489	(53,660)	$ (5,979,734)
Class S Shares:
Shares sold	234,323	$ 28,929,878	280,458	$ 39,604,865
Reinvested dividends and distributions	265,955	29,832,192	435,205	61,877,468
Shares repurchased	(669,012)	(81,846,623)	(902,055)	(128,000,876)
Net Increase/(Decrease)	(168,734)	$ (23,084,553)	(186,392)	$ (26,518,543)
Class T Shares:
Shares sold	3,870,196	$ 493,483,626	5,573,071	$ 777,199,170
Reinvested dividends and distributions	2,657,848	311,420,091	4,668,938	688,715,006
Shares repurchased	(8,400,159)	(1,066,441,390)	(13,712,032)	(2,043,740,273)
Net Increase/(Decrease)	(1,872,115)	$ (261,537,673)	(3,470,023)	$ (577,826,097)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,465,602,228	$ 3,094,914,222	$ -	$ -

42	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Enterprise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Enterprise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Enterprise Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

44	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	45

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

46	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	47

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

48	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	49

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

50	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	51

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

52	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	53

Janus Henderson Enterprise Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

54	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

56	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	57

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$1,694,553,095
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	59

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

60	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	61

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

62	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	63

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

64	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	65

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

66	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	SEPTEMBER 30, 2023

Janus Henderson Enterprise Fund

Notes

NotesPage1

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93040 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson European Focus Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

Robert Schramm-Fuchs Portfolio Manager

PERFORMANCE OVERVIEW

The Janus Henderson European Focus Fund Class I Shares returned 25.80% for the 12-month period ended September 30, 2023, underperforming its benchmark, the MSCI Europe IndexSM, which returned 28.85%.

INVESTMENT ENVIRONMENT

The period started with a relief rally as an unseasonably warm winter in 2022 removed the tail risk of energy blackouts and rationing in Europe. Since then, the market has been range-bound as it grapples with tighter monetary policy1 and the potential for recession. The truth is that no one knows if or when a contraction might come or how deep it might be. Moreover, while we have started to see some cracks in the hitherto resilient U.S. consumer – causing share price weakness in areas such as clothing, luxury goods, and spirits – economic activity generally has surprised positively. Accordingly, the market has had to regularly recalibrate its view of the likely duration of high inflation levels and correspondingly elevated interest rates (elevated relative only to recent history, that is).

PERFORMANCE DISCUSSION

The 12-month period has been a frustrating one for the Fund, with returns adversely impacted primarily by a lackluster Chinese recovery, destocking, and the financials sector. We owned a number of materials/mining stocks, such as Anglo American and UPM-Kymmene, that we thought would benefit from a Chinese reopening, but recovery faltered and, in fact, barely got started from an infrastructure point of view. A number of our holdings also suffered from destocking (i.e., where the end client has reduced inventories ahead of the feared recession), most notably with Nordic Semiconductor. We continue to like its low-energy Bluetooth technology and continue to hold the stock. In financials, our underweight allocation negatively impacted relative returns in a rising rate environment. Despite the higher rates, we remain cautious in the sector as we expect further deposit flight will limit earnings upgrades.

On the positive side, stock selection in information technology – semiconductors in particular – was the largest contributor to relative performance over the period. BE Semiconductor (BESI) and ASM International were top individual contributors, with both benefiting from unique technological advantages and direct exposure to the growth in artificial intelligence. Another large individual contributor was industrial valve manufacturer VAT Group.

The most recent activity involved adding to our energy exposure in response to the structural mismatch between oil supply and demand after a decade of disincentivizing capital expenditure to develop new reserves – a mismatch exacerbated by political shifts to a multi-polar world. We also added to aerospace stocks, where we are attracted by the sector’s late-cycle nature, with huge order book visibility and a sweet spot in after-market services as a lot of the relatively young engine fleet moves into the window for first shop visits. Finally, our technology exposure is driven by software names exhibiting high recurring revenue share, and, more recently, by an again-increased exposure to semiconductors following a sharp share price correction in the space.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

At the time of writing, the stock market correction extends into October. Much has been written about the technical selling pressures potentially abating soon, but for us the crux remains the same: The monetary supply picture

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

across the Group of Seven (G7) and Emerging Seven (E7) economies remains bleak. The absolute of the real narrow money creation (i.e., liquid financial assets such as physical currency, coins, demand deposits, etc. held by the central bank) remains at a deeply negative rate on a year-over-year basis, and the rate of change of the second derivative remains downward-sloping and making new lows for this tightening2 cycle. Money supply is still falling faster than the real economy as indicated by the rate of change in industrial production, i.e., the real economy is likely to still catch down to its money lead indicators.

Historically, this monetary setup has been the worst environment for stock market returns and has been associated with the highest volatility3 in equity markets. Let us not forget that we are coming off the lowest-volatility stretch, which only ended in July, in the post-COVID-19 period. Thus, risk remains for volatility to become more elevated in what would be a shift after 18 months of volatility crush. Very near term, a lot will depend on the upcoming macro data points, especially U.S. payroll figures and the U.S. Consumer Price Index (CPI)4. Recent indications point to a still reasonably strong job market and potential for CPI improvements to stall. Housing market price indicators and energy prices have clearly picked up again in recent months and may begin to filter through to reduce the disinflationary speed that had helped stock markets over the prior 12 months.

Thank you for investing in the Janus Henderson European Focus Fund.

1 Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

2 Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

3 Volatility measures risk using the dispersion of returns for a given investment.

4 Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
BE Semiconductor Industries NV	1.68%	1.47%	Nordic Semiconductor ASA	1.69%	-1.02%
ASM International NV	1.66%	0.97%	Anglo American PLC	1.38%	-0.82%
UBS Group AG	2.60%	0.92%	RWE AG	2.21%	-0.65%
VAT Group AG	1.72%	0.75%	BP PLC	1.89%	-0.58%
KION Group AG	0.30%	0.59%	UPM-Kymmene Oyj	2.19%	-0.54%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.10%	11.79%	6.94%
	Industrials	0.92%	17.87%	14.74%
	Health Care	0.70%	11.15%	15.79%
	Real Estate	0.23%	0.26%	0.83%
	Communication Services	0.08%	0.13%	3.32%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Materials	-1.98%	9.00%	7.14%
	Energy	-1.17%	5.83%	6.17%
	Financials	-1.15%	13.79%	16.98%
	Utilities	-0.47%	2.68%	4.26%
	Other**	-0.43%	2.51%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Shell PLC
Oil, Gas & Consumable Fuels	4.2%
LVMH Moet Hennessy Louis Vuitton SE
Textiles, Apparel & Luxury Goods	3.8%
Novartis AG
Pharmaceuticals	3.4%
UBS Group AG
Capital Markets	3.4%
Nestle SA (REG)
Food Products	3.3%
18.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.9%
Investment Companies	5.1%
Investments Purchased with Cash Collateral from Securities Lending	1.8%
Other	(2.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	25.48%	6.34%	3.83%	10.80%	1.42%	1.30%
Class A Shares at MOP	18.28%	5.08%	3.22%	10.50%
Class C Shares at NAV	24.54%	5.53%	3.04%	9.97%	2.20%	2.07%
Class C Shares at CDSC	23.54%	5.53%	3.04%	9.97%
Class D Shares	25.72%	6.55%	3.95%	10.86%	1.30%	1.11%
Class I Shares	25.80%	6.63%	4.10%	10.99%	1.16%	1.03%
Class N Shares	25.87%	6.70%	4.08%	10.92%	1.11%	0.96%
Class S Shares	25.45%	6.46%	3.83%	10.80%	4.77%	1.47%
Class T Shares	25.57%	6.45%	3.89%	10.83%	1.37%	1.22%
MSCI Europe Index	28.85%	3.96%	3.83%	5.19%
Morningstar Quartile - Class A Shares	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	49/89	10/87	25/66	9/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See important disclosures on the next page.

6	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 31, 2001

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$954.00	$6.07	$1,000.00	$1,018.85	$6.28	1.24%
Class C Shares	$1,000.00	$950.50	$9.53	$1,000.00	$1,015.29	$9.85	1.95%
Class D Shares	$1,000.00	$954.90	$5.19	$1,000.00	$1,019.75	$5.37	1.06%
Class I Shares	$1,000.00	$955.40	$4.95	$1,000.00	$1,020.00	$5.11	1.01%
Class N Shares	$1,000.00	$955.30	$4.36	$1,000.00	$1,020.61	$4.51	0.89%
Class S Shares	$1,000.00	$953.90	$6.32	$1,000.00	$1,018.60	$6.53	1.29%
Class T Shares	$1,000.00	$954.60	$5.63	$1,000.00	$1,019.30	$5.82	1.15%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 95.9%
Aerospace & Defense – 4.2%
Airbus SE	63,931	$8,551,669
Safran SA	63,143	9,871,304
		18,422,973
Auto Components – 0%
Faurecia SE*	11,069	228,342
Automobiles – 2.0%
Ferrari NV	29,584	8,717,680
Banks – 7.4%
BNP Paribas SA	197,327	12,560,691
ING Groep NV	548,828	7,249,146
Nordea Bank Abp	1,125,119	12,367,757
		32,177,594
Biotechnology – 2.8%
argenx SE*	24,962	12,133,884
Building Products – 1.3%
Cie de Saint-Gobain	91,401	5,474,947
Capital Markets – 5.9%
Deutsche Boerse AG	63,625	10,995,770
UBS Group AG	597,391	14,770,201
		25,765,971
Commercial Services & Supplies – 1.3%
SPIE SA	190,678	5,544,839
Construction Materials – 2.2%
CRH PLC	173,141	9,548,045
Electrical Equipment – 2.7%
Nordex AG*,#	613,557	7,546,140
Schneider Electric SE	26,493	4,367,109
		11,913,249
Food Products – 5.8%
Chocoladefabriken Lindt & Spruengli AG (PC)	470	5,229,208
Danone SA	97,413	5,366,321
Nestle SA (REG)	129,414	14,617,601
		25,213,130
Hotels, Restaurants & Leisure – 1.9%
Compass Group PLC	336,806	8,203,827
Independent Power and Renewable Electricity Producers – 1.8%
RWE AG	214,021	7,952,293
Insurance – 1.2%
Allianz SE (REG)	22,336	5,325,543
Machinery – 5.1%
Atlas Copco AB - Class A	410,690	5,504,162
FLSmidth & Company A/S	149,738	6,770,581
VAT Group AG (144A)	12,473	4,442,772
Volvo AB	260,256	5,359,020
		22,076,535
Marine – 1.5%
Kuehne + Nagel International AG	22,419	6,358,671
Metals & Mining – 2.0%
Rio Tinto PLC	137,119	8,612,003
Multi-Utilities – 1.5%
E.ON SE	546,860	6,476,965
Oil, Gas & Consumable Fuels – 6.2%
Shell PLC	571,799	18,151,639
TotalEnergies SE	138,076	9,085,168
		27,236,807
Paper & Forest Products – 2.5%
UPM-Kymmene Oyj	318,553	10,894,253
Personal Products – 3.2%
L'Oreal SA	34,215	14,167,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals – 7.8%
AstraZeneca PLC	41,296	$5,556,568
Novartis AG	144,849	14,784,998
Novo Nordisk A/S - Class B	149,745	13,624,094
		33,965,660
Professional Services – 2.2%
RELX PLC	288,438	9,725,857
Semiconductor & Semiconductor Equipment – 8.0%
AIXTRON SE	174,139	6,403,950
ASM International NV	13,096	5,468,128
ASML Holding NV	5,200	3,053,224
BE Semiconductor Industries NV	56,496	5,523,383
Infineon Technologies AG	164,972	5,470,533
Nordic Semiconductor ASA*	429,220	4,405,862
STMicroelectronics NV	102,443	4,413,098
		34,738,178
Software – 4.5%
Dassault Systemes SE	183,295	6,813,739
SAP SE	98,707	12,811,001
		19,624,740
Specialty Retail – 1.1%
JD Sports Fashion PLC	2,638,848	4,806,621
Textiles, Apparel & Luxury Goods – 7.5%
adidas AG	30,986	5,454,766
Cie Financiere Richemont SA (REG)	55,406	6,752,647
Hugo Boss AG	65,566	4,150,268
LVMH Moet Hennessy Louis Vuitton SE	21,828	16,465,363
		32,823,044
Trading Companies & Distributors – 1.0%
Ashtead Group PLC	70,314	4,273,164
Wireless Telecommunication Services – 1.3%
Tele2 AB#	743,043	5,680,545
Total Common Stocks (cost $396,647,676)		418,083,191
Investment Companies– 5.1%
Money Markets – 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $22,353,501)	22,348,723	22,355,427
Investments Purchased with Cash Collateral from Securities Lending– 1.8%
Investment Companies – 1.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	6,078,302	6,078,302
Time Deposits – 0.4%
Royal Bank of Canada, 5.3100%, 10/2/23	$1,519,575	1,519,575
Total Investments Purchased with Cash Collateral from Securities Lending (cost $7,597,877)		7,597,877
Total Investments (total cost $426,599,054) – 102.8%		448,036,495
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(12,098,868)
Net Assets – 100%		$435,937,627

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
France	$98,497,323	22.0%
Germany	72,587,229	16.2
Switzerland	66,956,098	14.9
United Kingdom	41,178,040	9.2
Netherlands	39,445,520	8.8
United States	29,953,304	6.7
Finland	23,262,010	5.2
Denmark	20,394,675	4.6
Sweden	16,543,727	3.7
Belgium	12,133,884	2.7
Ireland	9,548,045	2.1
Italy	8,717,680	1.9
Singapore	4,413,098	1.0
Norway	4,405,862	1.0

Total	$448,036,495	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$537,122	$993	$1,926	$22,355,427
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Investment Companies - 1.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	23,785∆	-	-	6,078,302
Total Affiliated Investments - 6.5%	$560,907	$993	$1,926	$28,433,729

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	10,391,302	320,785,733	(308,824,527)	22,355,427
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Investment Companies - 1.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	1,136,698	44,110,999	(39,169,395)	6,078,302

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Futures contracts	$ (282,331)
Purchased options contracts	(2,154,317)
Written options contracts	837,581

Total	$(1,599,067)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2023

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Options:
Average value of option contracts purchased	$248,361
Average value of option contracts written	(98,536)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$7,389,770	$—	$(7,389,770)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $4,442,772, which represents 1.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$-	$418,083,191	$-
Investment Companies	-	22,355,427	-
Investments Purchased with Cash Collateral from Securities Lending	-	7,597,877	-
Total Assets	$-	$448,036,495	$-

14	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $398,167,251)(1)	$419,602,766
Affiliated investments, at value (cost $28,431,803)	28,433,729
Cash denominated in foreign currency (cost $173,025)	173,025
Trustees' deferred compensation	11,420
Receivables:
Investments sold	9,629,566
Foreign tax reclaims	3,466,787
Fund shares sold	115,358
Dividends from affiliates	100,551
Dividends	92,747
Other assets	1,519
Total Assets	461,627,468
Liabilities:
Collateral for securities loaned (Note 3)	7,597,877
Payables:	—
Investments purchased	14,607,314
Fund shares repurchased	1,413,831
Foreign withholding tax reclaim fee (Note 1)	1,332,240
Advisory fees	347,473
Professional fees	60,616
Transfer agent fees and expenses	55,161
12b-1 Distribution and shareholder servicing fees	30,875
Custodian fees	13,326
Trustees' deferred compensation fees	11,420
Trustees' fees and expenses	2,516
Affiliated fund administration fees payable	950
Accrued expenses and other payables	216,242
Total Liabilities	25,689,841
Commitments and contingent liabilities (Note 4)
Net Assets	$435,937,627

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$846,663,276
Total distributable earnings (loss)	(410,725,649)
Total Net Assets	$435,937,627
Net Assets - Class A Shares	$116,476,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,924,521
Net Asset Value Per Share(2)	$39.83
Maximum Offering Price Per Share(3)	$42.26
Net Assets - Class C Shares	$5,957,213
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159,040
Net Asset Value Per Share(2)	$37.46
Net Assets - Class D Shares	$9,385,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	237,201
Net Asset Value Per Share	$39.57
Net Assets - Class I Shares	$273,922,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,916,318
Net Asset Value Per Share	$39.61
Net Assets - Class N Shares	$16,922,442
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	430,036
Net Asset Value Per Share	$39.35
Net Assets - Class S Shares	$246,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,505
Net Asset Value Per Share	$37.83
Net Assets - Class T Shares	$13,027,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	329,732
Net Asset Value Per Share	$39.51

(1) Includes $7,389,770 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$11,813,274
Dividends from affiliates	537,122
Affiliated securities lending income, net	23,785
Unaffiliated securities lending income, net	6,148
Other income	15,054
Foreign withholding tax income (net of foreign withholding tax reclaim fee of $1,332,240 (Note 1))	2,708,383
Total Investment Income	15,103,766
Expenses:
Advisory fees	4,413,173
12b-1 Distribution and shareholder servicing fees:
Class A Shares	300,120
Class C Shares	89,400
Class S Shares	456
Transfer agent administrative fees and expenses:
Class D Shares	10,665
Class S Shares	592
Class T Shares	31,348
Transfer agent networking and omnibus fees:
Class A Shares	95,510
Class C Shares	9,828
Class I Shares	220,882
Other transfer agent fees and expenses:
Class A Shares	7,814
Class C Shares	476
Class D Shares	2,870
Class I Shares	14,141
Class N Shares	770
Class S Shares	7
Class T Shares	873
Professional fees	448,833
Registration fees	121,640
Custodian fees	57,265
Shareholder reports expense	37,718
Affiliated fund administration fees	14,421
Trustees’ fees and expenses	10,850
Other expenses	117,663
Total Expenses	6,007,315
Less: Excess Expense Reimbursement and Waivers	(964,739)
Net Expenses	5,042,576
Net Investment Income/(Loss)	10,061,190

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$17,565,689
Investments in affiliates	993
Purchased options contracts	(2,154,317)
Futures contracts	(282,331)
Written options contracts	837,581
Total Net Realized Gain/(Loss) on Investments	15,967,615
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	57,715,056
Investments in affiliates	1,926
Total Change in Unrealized Net Appreciation/Depreciation	57,716,982
Net Increase/(Decrease) in Net Assets Resulting from Operations	$83,745,787

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$10,061,190	$10,557,741
Net realized gain/(loss) on investments	15,967,615	(54,183,652)
Change in unrealized net appreciation/depreciation	57,716,982	(83,142,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations	83,745,787	(126,767,948)
Dividends and Distributions to Shareholders:
Class A Shares	(2,750,434)	(199,461)
Class C Shares	(115,973)	—
Class D Shares	(208,349)	(33,496)
Class I Shares	(6,270,228)	(1,094,982)
Class N Shares	(560,867)	(45,092)
Class S Shares	(5,786)	(279)
Class T Shares	(225,828)	(34,594)
Net Decrease from Dividends and Distributions to Shareholders	(10,137,465)	(1,407,904)
Capital Share Transactions:
Class A Shares	(2,535,464)	(8,375,717)
Class C Shares	(6,225,514)	(9,044,345)
Class D Shares	988,487	(467,101)
Class I Shares	35,680,934	(26,183,219)
Class N Shares	(1,042,434)	8,572,500
Class S Shares	113,325	46,405
Class T Shares	4,032,805	(77,072)
Net Increase/(Decrease) from Capital Share Transactions	31,012,139	(35,528,549)
Net Increase/(Decrease) in Net Assets	104,620,461	(163,704,401)
Net Assets:
Beginning of period	331,317,166	495,021,567
End of period	$435,937,627	$331,317,166

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.52	$44.48	$34.23	$27.21	$31.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.83(2)	0.90	0.16	0.11	0.41
Net realized and unrealized gain/(loss)	7.40	(12.80)	10.20	7.22	(3.91)
Total from Investment Operations	8.23	(11.90)	10.36	7.33	(3.50)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.92)	(0.06)	(0.11)	(0.31)	(1.02)
Total Dividends and Distributions	(0.92)	(0.06)	(0.11)	(0.31)	(1.02)
Net Asset Value, End of Period	$39.83	$32.52	$44.48	$34.23	$27.21
Total Return*	25.45%	(26.79)%	30.31%	27.04%	(10.61)%
Net Assets, End of Period (in thousands)	$116,476	$96,858	$141,908	$116,047	$112,110
Average Net Assets for the Period (in thousands)	$120,262	$128,933	$136,809	$109,879	$135,260
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%(3)	1.42%	1.41%	1.45%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.30%	1.30%	1.31%	1.32%
Ratio of Net Investment Income/(Loss)	2.05%(2)	2.17%	0.37%	0.38%	1.49%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.43	$41.90	$32.40	$25.69	$29.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48(2)	0.57	(0.18)	(0.11)	0.16
Net realized and unrealized gain/(loss)	6.96	(12.04)	9.68	6.82	(3.57)
Total from Investment Operations	7.44	(11.47)	9.50	6.71	(3.41)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	—	—	—	(0.56)
Total Dividends and Distributions	(0.41)	—	—	—	(0.56)
Net Asset Value, End of Period	$37.46	$30.43	$41.90	$32.40	$25.69
Total Return*	24.51%	(27.37)%	29.32%	26.12%	(11.26)%
Net Assets, End of Period (in thousands)	$5,957	$9,829	$23,302	$29,652	$43,110
Average Net Assets for the Period (in thousands)	$9,115	$17,189	$27,919	$37,468	$62,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.30%(3)	2.20%	2.17%	2.19%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.06%	2.07%	2.05%	2.06%	2.06%
Ratio of Net Investment Income/(Loss)	1.28%(2)	1.44%	(0.46)%	(0.40)%	0.62%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.32	$44.21	$34.01	$27.05	$31.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.91(2)	0.98	0.24	0.18	0.49
Net realized and unrealized gain/(loss)	7.34	(12.73)	10.13	7.16	(3.92)
Total from Investment Operations	8.25	(11.75)	10.37	7.34	(3.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.00)	(0.14)	(0.17)	(0.38)	(1.13)
Total Dividends and Distributions	(1.00)	(0.14)	(0.17)	(0.38)	(1.13)
Net Asset Value, End of Period	$39.57	$32.32	$44.21	$34.01	$27.05
Total Return*	25.69%	(26.66)%	30.57%	27.27%	(10.39)%
Net Assets, End of Period (in thousands)	$9,386	$6,899	$10,102	$3,510	$2,293
Average Net Assets for the Period (in thousands)	$9,120	$9,366	$6,844	$2,636	$2,421
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%(3)	1.30%	1.28%	1.40%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.10%	1.11%	1.14%
Ratio of Net Investment Income/(Loss)	2.26%(2)	2.39%	0.57%	0.60%	1.81%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.36	$44.25	$34.03	$27.07	$31.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.96(2)	1.02	0.26	0.19	0.42
Net realized and unrealized gain/(loss)	7.32	(12.75)	10.15	7.17	(3.82)
Total from Investment Operations	8.28	(11.73)	10.41	7.36	(3.40)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.03)	(0.16)	(0.19)	(0.40)	(1.12)
Total Dividends and Distributions	(1.03)	(0.16)	(0.19)	(0.40)	(1.12)
Net Asset Value, End of Period	$39.61	$32.36	$44.25	$34.03	$27.07
Total Return*	25.77%	(26.60)%	30.66%	27.35%	(10.30)%
Net Assets, End of Period (in thousands)	$273,922	$196,068	$299,272	$208,159	$220,722
Average Net Assets for the Period (in thousands)	$274,009	$272,758	$263,587	$204,753	$353,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%(3)	1.16%	1.14%	1.17%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.03%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	2.39%(2)	2.47%	0.62%	0.64%	1.53%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.15	$43.95	$33.80	$26.86	$31.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.01(2)	0.95	0.35	0.34	0.49
Net realized and unrealized gain/(loss)	7.24	(12.56)	10.01	7.01	(3.91)
Total from Investment Operations	8.25	(11.61)	10.36	7.35	(3.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.05)	(0.19)	(0.21)	(0.41)	(1.36)
Total Dividends and Distributions	(1.05)	(0.19)	(0.21)	(0.41)	(1.36)
Net Asset Value, End of Period	$39.35	$32.15	$43.95	$33.80	$26.86
Total Return*	25.84%	(26.54)%	30.72%	27.51%	(10.25)%
Net Assets, End of Period (in thousands)	$16,922	$14,170	$9,763	$4,371	$139
Average Net Assets for the Period (in thousands)	$16,655	$13,374	$9,327	$3,114	$207
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%(3)	1.11%	1.11%	1.20%	2.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.96%	0.96%	0.97%
Ratio of Net Investment Income/(Loss)	2.54%(2)	2.40%	0.85%	1.17%	1.82%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.03	$42.42	$32.57	$25.98	$31.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.82(2)	0.88	0.23	0.11	0.45
Net realized and unrealized gain/(loss)	7.00	(12.13)	9.73	6.85	(3.98)
Total from Investment Operations	7.82	(11.25)	9.96	6.96	(3.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.02)	(0.14)	(0.11)	(0.37)	(2.02)
Total Dividends and Distributions	(1.02)	(0.14)	(0.11)	(0.37)	(2.02)
Net Asset Value, End of Period	$37.83	$31.03	$42.42	$32.57	$25.98
Total Return*	25.38%	(26.61)%	30.63%	26.93%	(10.35)%
Net Assets, End of Period (in thousands)	$246	$101	$85	$54	$43
Average Net Assets for the Period (in thousands)	$237	$95	$68	$48	$43
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.89%(3)	4.51%	5.71%	7.83%	8.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.10%	1.07%	1.34%	1.17%
Ratio of Net Investment Income/(Loss)	2.13%(2)	2.27%	0.58%	0.40%	1.73%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.27	$44.17	$34.02	$27.06	$31.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.93(2)	0.93	0.20	0.12	0.47
Net realized and unrealized gain/(loss)	7.26	(12.70)	10.12	7.20	(3.90)
Total from Investment Operations	8.19	(11.77)	10.32	7.32	(3.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.95)	(0.13)	(0.17)	(0.36)	(1.08)
Total Dividends and Distributions	(0.95)	(0.13)	(0.17)	(0.36)	(1.08)
Net Asset Value, End of Period	$39.51	$32.27	$44.17	$34.02	$27.06
Total Return*	25.54%	(26.73)%	30.41%	27.20%	(10.43)%
Net Assets, End of Period (in thousands)	$13,027	$7,392	$10,590	$1,579	$676
Average Net Assets for the Period (in thousands)	$12,544	$10,408	$5,237	$839	$762
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%(3)	1.37%	1.38%	1.70%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.22%	1.21%	1.19%	1.18%
Ratio of Net Investment Income/(Loss)	2.31%(2)	2.25%	0.47%	0.41%	1.74%
Portfolio Turnover Rate	169%	145%	184%	160%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.76%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received during the fiscal year ended 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson European Focus Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

28	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson European Focus Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the Fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.  The Statement of Operations reflects $5,087,595 of tax reclaims received as well as $379,625 of professional fees and $1,332,240 of certain fees assessed by the Internal Revenue Service due to the recovery of foreign withholding taxes after such amounts were previously passed through to Fund shareholders as foreign tax credits.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes

30	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

(to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to

Janus Investment Fund	31

Janus Henderson European Focus Fund

Notes to Financial Statements

cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

There were no futures held at September 30, 2023.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or

32	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity index securities for the purpose of decreasing exposure to broad equity risk.

There were no purchased options held at September 30, 2023.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

There were no written options held at September 30, 2023.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or

Janus Investment Fund	33

Janus Henderson European Focus Fund

Notes to Financial Statements

economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible

34	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $7,389,770. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $7,597,877, resulting in the net amount due to the counterparty of $208,107.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements

fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may

36	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $5,363.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $66.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements

portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	88	3
Class S Shares	-	-
Class T Shares	-	-

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 10,987,541	$ -	$(437,143,032)	$ -	$(1,525,749)	$ 16,955,591

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(244,076,400)	$(193,066,632)	$ (437,143,032)

During the year ended September 30, 2023, capital loss carryovers of $10,382,087 were utilized by the Fund.

38	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 431,080,904	$30,908,553	$(13,952,962)	$ 16,955,591

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,137,465	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,407,904	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

Janus Investment Fund	39

Janus Henderson European Focus Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	327,948	$ 12,892,968	331,159	$ 13,680,666
Reinvested dividends and distributions	62,865	2,387,003	3,908	175,228
Shares repurchased	(444,760)	(17,815,435)	(546,754)	(22,231,611)
Net Increase/(Decrease)	(53,947)	$ (2,535,464)	(211,687)	$ (8,375,717)
Class C Shares:
Shares sold	12,054	$ 461,406	30,784	$ 1,227,701
Reinvested dividends and distributions	3,048	109,477	-	-
Shares repurchased	(179,032)	(6,796,397)	(263,979)	(10,272,046)
Net Increase/(Decrease)	(163,930)	$ (6,225,514)	(233,195)	$ (9,044,345)
Class D Shares:
Shares sold	76,955	$ 3,150,771	66,649	$ 2,930,962
Reinvested dividends and distributions	5,309	199,943	731	32,517
Shares repurchased	(58,518)	(2,362,227)	(82,413)	(3,430,580)
Net Increase/(Decrease)	23,746	$ 988,487	(15,033)	$ (467,101)
Class I Shares:
Shares sold	2,986,700	$121,377,228	1,838,037	$ 73,103,509
Reinvested dividends and distributions	157,404	5,930,996	22,853	1,017,664
Shares repurchased	(2,287,046)	(91,627,290)	(2,565,510)	(100,304,392)
Net Increase/(Decrease)	857,058	$ 35,680,934	(704,620)	$(26,183,219)
Class N Shares:
Shares sold	330,279	$ 13,078,328	280,620	$ 11,023,913
Reinvested dividends and distributions	14,988	560,867	1,020	45,092
Shares repurchased	(355,978)	(14,681,629)	(63,038)	(2,496,505)
Net Increase/(Decrease)	(10,711)	$ (1,042,434)	218,602	$ 8,572,500
Class S Shares:
Shares sold	5,050	$ 185,227	1,249	$ 46,126
Reinvested dividends and distributions	160	5,786	7	279
Shares repurchased	(1,976)	(77,688)	-	-
Net Increase/(Decrease)	3,234	$ 113,325	1,256	$ 46,405
Class T Shares:
Shares sold	234,640	$ 9,505,308	217,630	$ 9,367,473
Reinvested dividends and distributions	5,981	225,143	773	34,381
Shares repurchased	(139,975)	(5,697,646)	(229,049)	(9,478,926)
Net Increase/(Decrease)	100,646	$ 4,032,805	(10,646)	$ (77,072)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$734,781,717	$715,104,108	$ -	$ -

40	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson European Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson European Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson European Focus Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

42	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	43

Janus Henderson European Focus Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

44	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	45

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

46	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	47

Janus Henderson European Focus Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

50	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	51

Janus Henderson European Focus Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

52	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Qualified Dividend Income Percentage	92%

Janus Investment Fund	57

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

58	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	59

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	61

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

62	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	63

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

64	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Robert Schramm-Fuchs 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson European Focus Fund	3/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, European equity analyst for Janus Henderson Investors (2014-2019).
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes

NotesPage1

Janus Investment Fund	67

Janus Henderson European Focus Fund

Notes

NotesPage2

68	SEPTEMBER 30, 2023

Janus Henderson European Focus Fund

Notes

NotesPage3

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93080 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Forty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Forty Fund I Shares returned 30.30% for the 12-month period ended September 30, 2023, versus a return of 27.72% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 21.62% for the period.

INVESTMENT ENVIRONMENT

The stock market steadily appreciated for the first nine months of the period, driven by a combination of excitement surrounding artificial intelligence (AI), slowing inflation, and overall positive economic fundamentals. However, returns were extremely narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. Bouts of volatility also occurred, most notably the March collapse of Silicon Valley Bank and other regional banks. In July, the S&P 500 Index reached an 18-month peak, but market sentiment began to shift as investors recognized that the Federal Reserve (Fed) may keep policy rates higher for longer in its fight against inflation.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek out companies that have built clear, sustainable moats around their businesses with strong competitive advantages. We believe these advantages should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, and patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons, as the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

The technology sector rallied in the period, outperforming broader equities. The prospect of a slowing economy sent many investors toward the perceived safety of some technology companies’ stable cash flows, while others were attracted to the excitement surrounding the expanding deployment of AI.

Stocks linked to AI were among the period’s best performers, including one of the Fund’s top relative contributors, Advanced Micro Devices (AMD). The company produces a suite of semiconductor chips that could be aligned with a wider rollout of AI applications. AMD created a graphics processing unit (GPU) chip that should launch in 2024 and announced a partnership with Microsoft in the burgeoning generative AI industry.

Another contributor was Facebook's parent company, Meta. Meta enjoyed a rerating of its stock during the period, as investors acknowledged the steps management has taken to increase efficiencies after overextended operations in the wake of the pandemic. The company continued to benefit from its cost rationalization program following a year in which it faced headwinds from Apple’s iOS privacy changes and a slowing online advertising market. Investors also perceived that AI initiatives could buttress advertising revenues despite a tougher macroeconomic backdrop.

Illumina, a leader in advanced tools used for genetic sequencing, was among the top detractors for the period. In August, management reduced its 2023 revenue growth forecast, as the company experienced a challenging life science end-market alongside other tool companies. In addition, about 10% of the company’s revenue has been

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

derived from China, which was experiencing weakness amid a slow COVID-19 recovery.

American Tower, a real estate investment trust (REIT) that owns and operates wireless and broadcast infrastructure in several different countries, was also among the top detractors. During the first quarter of 2023, the company reported results that were generally ahead of expectations, but it guided toward lower funds from operations (FFO). The company’s business model has been relatively defensive and resilient in a volatile environment, and its contracts with customers are inflation-protected. However, as interest rates rose during the period, American Tower faced interest rate and debt concerns, particularly around its variable rate debt.

OUTLOOK

We believe there are significant and novel macroeconomic trends taking place today, presenting both opportunities and pressures for companies.

One notable challenge is the prospect of higher structural inflation. Should we enter a period of sustained higher inflation, equity market multiples may come under pressure due to a higher discount rate when valuing stocks. Historically, equities have served as an effective hedge against inflation for long-term investors. Still, it is important to recognize that not all stocks perform equally during inflationary environments. Our focus remains on companies with strong fundamentals, wide competitive moats, and pricing power. This is especially important in market segments where lower-growth companies may experience the impact more acutely, such as the consumer staples sector. The housing market is another area currently under pressure, with inflation driving up borrowing costs for consumers.

Additionally, we are cautious regarding the consumer’s ongoing role as the core driver of U.S. economic growth. There are signs of abating consumer tailwinds, with the potential for increased unemployment rates and a normalization of wage growth. In the near term, consumer spending may face headwinds due to higher energy costs, the resumption of student loan payments, and depleted pandemic-era household savings.

From an opportunity standpoint, we believe the trend of reinvestment within the U.S. has the potential to be a core driver of economic growth. This trend is evident through the Inflation Reduction Act, onshoring of China manufacturing, and substantial capital expenditures in semiconductors, data centers, and battery technology. We do not expect growth to be linear and smooth, but we believe this trend can create opportunities along the way as reinvestment gains traction, capacity is built, and revenue is generated.

While we are acutely aware of these macroeconomic trends, as bottom-up fundamental investors, our primary focus remains on evaluating companies’ business models. We look for competitively advantaged companies in healthy, growing end markets that could thrive regardless of the economic backdrop.

Thank you for your investment in the Janus Henderson Forty Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	2.94%	2.41%	Illumina Inc	1.20%	-1.45%
Advanced Micro Devices Inc	3.04%	1.26%	American Tower Corp	2.45%	-1.23%
Booking Holdings Inc	2.44%	1.01%	Danaher Corp	2.63%	-0.74%
ASML Holding NV	2.85%	0.69%	Atlassian Corp - Class A	1.79%	-0.73%
DexCom Inc	0.41%	0.61%	Charles Schwab Corp	1.62%	-0.72%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	3.04%	15.63%	15.13%
	Communication Services	1.62%	6.19%	8.30%
	Consumer Staples	1.28%	1.11%	5.42%
	Information Technology	0.88%	40.15%	43.01%
	Energy	0.36%	0.00%	1.26%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.86%	10.84%	11.94%
	Real Estate	-1.27%	3.05%	1.35%
	Other**	-0.57%	2.69%	0.00%
	Financials	-0.31%	9.36%	5.00%
	Materials	-0.13%	3.60%	1.19%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.8%
Amazon.com Inc
Multiline Retail	6.8%
Apple Inc
Technology Hardware, Storage & Peripherals	6.4%
Mastercard Inc
Diversified Financial Services	6.3%
Meta Platforms Inc - Class A
Interactive Media & Services	4.9%
35.2%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Investment Companies	4.4%
Other	(0.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	29.97%	10.05%	12.99%	11.41%	0.89%
Class A Shares at MOP	22.48%	8.76%	12.32%	11.17%
Class C Shares at NAV	29.07%	9.33%	12.28%	10.72%	1.64%
Class C Shares at CDSC	28.07%	9.33%	12.28%	10.72%
Class D Shares	30.23%	10.29%	13.14%	11.39%	0.69%
Class I Shares	30.30%	10.34%	13.32%	11.61%	0.64%
Class N Shares	30.38%	10.42%	13.40%	11.52%	0.57%
Class R Shares	29.44%	9.61%	12.57%	11.03%	1.32%
Class S Shares	29.79%	9.89%	12.86%	11.29%	1.07%
Class T Shares	30.12%	10.17%	13.14%	11.44%	0.81%
Russell 1000 Growth Index	27.72%	12.42%	14.48%	8.97%
S&P 500 Index	21.62%	9.92%	11.91%	8.56%
Morningstar Quartile - Class S Shares	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	168/1,223	417/1,106	285/1,015	23/501

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class

See important disclosures on the next page.

6	SEPTEMBER 30, 2023

Janus Henderson Forty Fund (unaudited)

Performance

S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,076.80	$4.22	$1,000.00	$1,021.01	$4.10	0.81%
Class C Shares	$1,000.00	$1,073.00	$8.11	$1,000.00	$1,017.25	$7.89	1.56%
Class D Shares	$1,000.00	$1,078.10	$3.23	$1,000.00	$1,021.96	$3.14	0.62%
Class I Shares	$1,000.00	$1,078.10	$2.97	$1,000.00	$1,022.21	$2.89	0.57%
Class N Shares	$1,000.00	$1,078.50	$2.55	$1,000.00	$1,022.61	$2.48	0.49%
Class R Shares	$1,000.00	$1,074.70	$6.40	$1,000.00	$1,018.90	$6.23	1.23%
Class S Shares	$1,000.00	$1,076.10	$5.10	$1,000.00	$1,020.16	$4.96	0.98%
Class T Shares	$1,000.00	$1,077.50	$3.75	$1,000.00	$1,021.46	$3.65	0.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 96.5%
Aerospace & Defense – 2.0%
Howmet Aerospace Inc	7,139,330	$330,194,012
Automobiles – 0.6%
Rivian Automotive Inc - Class A*	4,261,047	103,458,221
Banks – 1.6%
JPMorgan Chase & Co	1,870,525	271,263,536
Biotechnology – 3.5%
AbbVie Inc	2,561,432	381,807,054
Argenx SE (ADR)*	225,963	111,090,190
Madrigal Pharmaceuticals Inc*	637,684	93,127,371
		586,024,615
Capital Markets – 1.7%
Blackstone Group Inc	2,677,812	286,900,778
Chemicals – 2.9%
Linde PLC	786,164	292,728,165
Sherwin-Williams Co	725,720	185,094,886
		477,823,051
Diversified Financial Services – 6.2%
Mastercard Inc	2,610,359	1,033,467,232
Electrical Equipment – 0.8%
Eaton Corp PLC	579,879	123,676,593
Health Care Providers & Services – 3.4%
UnitedHealth Group Inc	1,125,313	567,371,561
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	135,742	418,621,541
Caesars Entertainment Inc*	3,308,675	153,357,086
		571,978,627
Household Products – 1.0%
Procter & Gamble Co	1,184,856	172,823,096
Insurance – 2.1%
Progressive Corp/The	2,451,970	341,559,421
Interactive Media & Services – 9.8%
Alphabet Inc - Class C*	6,145,486	810,282,329
Meta Platforms Inc - Class A*	2,718,778	816,204,343
		1,626,486,672
Life Sciences Tools & Services – 4.5%
Danaher Corp	1,945,622	482,708,818
Illumina Inc*	1,939,534	266,259,228
		748,968,046
Machinery – 2.7%
Deere & Co	1,203,496	454,175,320
Metals & Mining – 1.0%
Freeport-McMoRan Inc	4,296,175	160,204,366
Multiline Retail – 6.8%
Amazon.com Inc*	8,900,690	1,131,455,713
Real Estate Management & Development – 2.2%
CoStar Group Inc*	4,638,121	356,625,124
Semiconductor & Semiconductor Equipment – 10.6%
Advanced Micro Devices Inc*	2,536,624	260,815,680
ASML Holding NV	510,288	300,386,134
Marvell Technology Inc	3,233,736	175,042,130
NVIDIA Corp	1,706,285	742,216,912
Texas Instruments Inc	1,679,032	266,982,878
		1,745,443,734
Software – 18.0%
Adobe Inc*	517,911	264,082,819
Atlassian Corp - Class A*	1,481,995	298,636,812
Microsoft Corp	5,676,577	1,792,379,188
Workday Inc - Class A*	2,874,726	617,634,881
		2,972,733,700

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp	1,558,186	$256,243,688
Specialty Retail – 1.9%
TJX Cos Inc	3,459,785	307,505,691
Technology Hardware, Storage & Peripherals – 6.4%
Apple Inc	6,213,010	1,063,729,442
Textiles, Apparel & Luxury Goods – 1.7%
LVMH Moet Hennessy Louis Vuitton SE	370,226	279,270,005
Total Common Stocks (cost $9,877,181,663)		15,969,382,244
Investment Companies– 4.4%
Money Markets – 4.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $736,530,426)	736,386,350	736,607,266
Total Investments (total cost $10,613,712,089) – 100.9%		16,705,989,510
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(156,019,116)
Net Assets – 100%		$16,549,970,394

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$16,015,243,181	95.9%
Netherlands	300,386,134	1.8
France	279,270,005	1.7
Belgium	111,090,190	0.6

Total	$16,705,989,510	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 4.4%
Money Markets - 4.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$18,276,445	$36,649	$68,229	$736,607,266
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	14,330∆	-	-	-
Total Affiliated Investments - 4.4%	$18,290,775	$36,649	$68,229	$736,607,266

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 4.4%
Money Markets - 4.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	572,169,354	3,711,474,441	(3,547,141,407)	736,607,266
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	46,190,522	148,655,559	(194,846,081)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$-	$279,270,005	$-
All Other	15,690,112,239	-	-
Investment Companies	-	736,607,266	-
Total Assets	$15,690,112,239	$1,015,877,271	$-

12	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value (cost $9,877,181,663)	$15,969,382,244
Affiliated investments, at value (cost $736,530,426)	736,607,266
Trustees' deferred compensation	432,276
Receivables:
Investments sold	45,312,468
Fund shares sold	4,412,976
Dividends from affiliates	2,078,631
Dividends	1,624,720
Foreign tax reclaims	32,114
Other assets	28,566
Total Assets	16,759,911,261
Liabilities:
Payables:	—
Investments purchased	191,150,845
Fund shares repurchased	8,157,638
Advisory fees	7,065,142
Transfer agent fees and expenses	2,251,388
Trustees' deferred compensation fees	432,276
12b-1 Distribution and shareholder servicing fees	285,439
Trustees' fees and expenses	86,182
Professional fees	81,183
Affiliated fund administration fees payable	36,376
Custodian fees	20,462
Accrued expenses and other payables	373,936
Total Liabilities	209,940,867
Commitments and contingent liabilities (Note 3)
Net Assets	$16,549,970,394

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,196,014,524
Total distributable earnings (loss)	7,353,955,870
Total Net Assets	$16,549,970,394
Net Assets - Class A Shares	$377,707,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,631,774
Net Asset Value Per Share(1)	$43.76
Maximum Offering Price Per Share(2)	$46.43
Net Assets - Class C Shares	$97,762,846
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,025,272
Net Asset Value Per Share(1)	$32.32
Net Assets - Class D Shares	$9,953,140,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	235,548,863
Net Asset Value Per Share	$42.26
Net Assets - Class I Shares	$1,826,123,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,357,206
Net Asset Value Per Share	$46.40
Net Assets - Class N Shares	$490,179,333
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,489,906
Net Asset Value Per Share	$46.73
Net Assets - Class R Shares	$70,645,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,918,121
Net Asset Value Per Share	$36.83
Net Assets - Class S Shares	$381,718,644
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,272,822
Net Asset Value Per Share	$41.17
Net Assets - Class T Shares	$3,352,692,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,325,381
Net Asset Value Per Share	$42.80

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$130,314,767
Dividends from affiliates	18,276,445
Affiliated securities lending income, net	14,330
Unaffiliated securities lending income, net	4,208
Other income	648,667
Foreign tax withheld	(1,396,167)
Total Investment Income	147,862,250
Expenses:
Advisory fees	73,093,999
12b-1 Distribution and shareholder servicing fees:
Class A Shares	904,242
Class C Shares	919,166
Class R Shares	334,285
Class S Shares	929,931
Transfer agent administrative fees and expenses:
Class D Shares	10,978,822
Class R Shares	169,333
Class S Shares	930,543
Class T Shares	7,890,041
Transfer agent networking and omnibus fees:
Class A Shares	270,539
Class C Shares	81,289
Class I Shares	1,325,783
Other transfer agent fees and expenses:
Class A Shares	20,960
Class C Shares	3,802
Class D Shares	656,580
Class I Shares	80,587
Class N Shares	16,386
Class R Shares	814
Class S Shares	4,332
Class T Shares	24,085
Shareholder reports expense	709,924
Affiliated fund administration fees	501,697
Trustees’ fees and expenses	379,811
Professional fees	185,929
Registration fees	183,373
Custodian fees	74,256
Other expenses	655,044
Total Expenses	101,325,553
Less: Excess Expense Reimbursement and Waivers	(636,376)
Net Expenses	100,689,177
Net Investment Income/(Loss)	47,173,073

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,359,991,645
Investments in affiliates	36,649
Total Net Realized Gain/(Loss) on Investments	1,360,028,294
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	2,566,224,428
Investments in affiliates	68,229
Total Change in Unrealized Net Appreciation/Depreciation	2,566,292,657
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,973,494,024

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$47,173,073	$(1,008,711)
Net realized gain/(loss) on investments	1,360,028,294	140,237,182
Change in unrealized net appreciation/depreciation	2,566,292,657	(7,259,946,829)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,973,494,024	(7,120,718,358)
Dividends and Distributions to Shareholders:
Class A Shares	(196,773)	(48,616,877)
Class C Shares	(71,294)	(18,893,463)
Class D Shares	(5,170,450)	(1,230,067,488)
Class I Shares	(868,455)	(212,301,037)
Class N Shares	(222,907)	(53,508,841)
Class R Shares	(43,018)	(10,782,896)
Class S Shares	(214,505)	(54,847,467)
Class T Shares	(1,723,379)	(420,959,121)
Net Decrease from Dividends and Distributions to Shareholders	(8,510,781)	(2,049,977,190)
Capital Share Transactions:
Class A Shares	(40,869,131)	23,871,855
Class C Shares	(15,253,300)	(2,036,149)
Class D Shares	(500,234,809)	668,279,371
Class I Shares	(162,569,461)	207,944,828
Class N Shares	5,843,035	44,485,275
Class R Shares	(6,275,623)	(392,706)
Class S Shares	(44,772,518)	(18,253,964)
Class T Shares	(207,149,805)	174,769,965
Net Increase/(Decrease) from Capital Share Transactions	(971,281,612)	1,098,668,475
Net Increase/(Decrease) in Net Assets	2,993,701,631	(8,072,027,073)
Net Assets:
Beginning of period	13,556,268,763	21,628,295,836
End of period	$16,549,970,394	$13,556,268,763

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.69	$56.20	$46.81	$37.16	$37.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	(0.08)	(0.26)	(0.08)	0.02
Net realized and unrealized gain/(loss)	10.03	(17.22)	13.50	12.27	2.25
Total from Investment Operations	10.09	(17.30)	13.24	12.19	2.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.54)	(2.53)
Net Asset Value, End of Period	$43.76	$33.69	$56.20	$46.81	$37.16
Total Return*	29.97%	(34.00)%	29.72%	34.62%	7.77%
Net Assets, End of Period (in thousands)	$377,708	$326,566	$525,208	$411,899	$303,070
Average Net Assets for the Period (in thousands)	$362,489	$456,270	$483,419	$339,815	$268,921
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.89%	1.02%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.89%	1.02%	1.01%	0.98%
Ratio of Net Investment Income/(Loss)	0.14%	(0.17)%	(0.50)%	(0.21)%	0.05%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.06	$43.38	$37.15	$30.17	$31.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.17)	(0.28)	(0.47)	(0.28)	(0.16)
Net realized and unrealized gain/(loss)	7.45	(12.83)	10.55	9.79	1.75
Total from Investment Operations	7.28	(13.11)	10.08	9.51	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Net Asset Value, End of Period	$32.32	$25.06	$43.38	$37.15	$30.17
Total Return*	29.07%	(34.43)%	28.88%	33.67%	7.11%
Net Assets, End of Period (in thousands)	$97,763	$89,166	$160,133	$137,952	$126,726
Average Net Assets for the Period (in thousands)	$96,304	$129,956	$153,590	$128,357	$154,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.51%	1.68%	1.68%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.51%	1.68%	1.68%	1.58%
Ratio of Net Investment Income/(Loss)	(0.57)%	(0.80)%	(1.15)%	(0.87)%	(0.58)%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.47	$54.28	$45.24	$35.99	$36.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.01	(0.15)	—(2)	0.09
Net realized and unrealized gain/(loss)	9.68	(16.58)	13.04	11.86	2.18
Total from Investment Operations	9.81	(16.57)	12.89	11.86	2.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	(0.08)	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.24)	(3.85)	(2.61)	(2.53)
Net Asset Value, End of Period	$42.26	$32.47	$54.28	$45.24	$35.99
Total Return*	30.23%	(33.86)%	30.00%	34.88%	8.03%
Net Assets, End of Period (in thousands)	$9,953,141	$8,069,316	$12,846,210	$10,287,828	$8,018,389
Average Net Assets for the Period (in thousands)	$9,391,893	$11,038,490	$11,890,281	$8,759,841	$7,517,796
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.69%	0.82%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.69%	0.82%	0.80%	0.75%
Ratio of Net Investment Income/(Loss)	0.33%	0.03%	(0.29)%	0.00%(3)	0.27%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.63	$59.06	$48.89	$38.69	$38.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.04	(0.13)	0.03	0.12
Net realized and unrealized gain/(loss)	10.63	(18.21)	14.15	12.80	2.36
Total from Investment Operations	10.79	(18.17)	14.02	12.83	2.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	(0.10)	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.26)	(3.85)	(2.63)	(2.53)
Net Asset Value, End of Period	$46.40	$35.63	$59.06	$48.89	$38.69
Total Return*	30.30%	(33.84)%	30.07%	34.97%	8.06%
Net Assets, End of Period (in thousands)	$1,826,123	$1,547,668	$2,360,269	$1,783,057	$1,178,733
Average Net Assets for the Period (in thousands)	$1,722,496	$2,082,585	$2,119,223	$1,416,287	$1,081,498
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.64%	0.76%	0.74%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.64%	0.76%	0.74%	0.68%
Ratio of Net Investment Income/(Loss)	0.39%	0.08%	(0.24)%	0.06%	0.34%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.86	$59.38	$49.11	$38.85	$38.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.07	(0.10)	0.05	0.15
Net realized and unrealized gain/(loss)	10.69	(18.30)	14.22	12.86	2.37
Total from Investment Operations	10.89	(18.23)	14.12	12.91	2.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	(0.12)	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.29)	(3.85)	(2.65)	(2.53)
Net Asset Value, End of Period	$46.73	$35.86	$59.38	$49.11	$38.85
Total Return*	30.38%	(33.78)%	30.15%	35.06%	8.15%
Net Assets, End of Period (in thousands)	$490,179	$371,702	$581,225	$511,465	$273,438
Average Net Assets for the Period (in thousands)	$448,660	$516,542	$533,647	$384,360	$212,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.56%	0.70%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.56%	0.70%	0.67%	0.62%
Ratio of Net Investment Income/(Loss)	0.46%	0.15%	(0.17)%	0.12%	0.40%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.48	$48.48	$41.01	$32.97	$33.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.23)	(0.40)	(0.21)	(0.10)
Net realized and unrealized gain/(loss)	8.46	(14.56)	11.72	10.78	1.95
Total from Investment Operations	8.37	(14.79)	11.32	10.57	1.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Net Asset Value, End of Period	$36.83	$28.48	$48.48	$41.01	$32.97
Total Return*	29.41%	(34.26)%	29.21%	34.05%	7.36%
Net Assets, End of Period (in thousands)	$70,645	$60,027	$103,653	$101,440	$106,843
Average Net Assets for the Period (in thousands)	$67,874	$84,882	$106,256	$101,751	$113,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.31%	1.43%	1.41%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.30%	1.42%	1.41%	1.36%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.59)%	(0.90)%	(0.60)%	(0.34)%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.75	$53.33	$44.67	$35.61	$36.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.15)	(0.33)	(0.13)	(0.03)
Net realized and unrealized gain/(loss)	9.45	(16.22)	12.84	11.72	2.15
Total from Investment Operations	9.44	(16.37)	12.51	11.59	2.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Net Asset Value, End of Period	$41.17	$31.75	$53.33	$44.67	$35.61
Total Return*	29.75%	(34.09)%	29.50%	34.40%	7.65%
Net Assets, End of Period (in thousands)	$381,719	$331,903	$586,481	$546,341	$475,553
Average Net Assets for the Period (in thousands)	$373,026	$480,481	$571,789	$491,995	$468,610
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.07%	1.20%	1.17%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.05%	1.19%	1.16%	1.10%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.34)%	(0.66)%	(0.36)%	(0.08)%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.92	$54.99	$45.83	$36.44	$36.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	(0.03)	(0.21)	(0.04)	0.06
Net realized and unrealized gain/(loss)	9.81	(16.83)	13.22	12.01	2.21
Total from Investment Operations	9.90	(16.86)	13.01	11.97	2.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.05)	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.58)	(2.53)
Net Asset Value, End of Period	$42.80	$32.92	$54.99	$45.83	$36.44
Total Return*	30.09%	(33.94)%	29.86%	34.71%	7.93%
Net Assets, End of Period (in thousands)	$3,352,693	$2,759,921	$4,465,117	$3,621,078	$2,914,481
Average Net Assets for the Period (in thousands)	$3,162,259	$3,817,603	$4,169,739	$3,138,440	$2,750,999
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.81%	0.95%	0.92%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.79%	0.93%	0.91%	0.85%
Ratio of Net Investment Income/(Loss)	0.23%	(0.07)%	(0.41)%	(0.10)%	0.17%
Portfolio Turnover Rate	39%	39%	31%	42%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	27

Janus Henderson Forty Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	29

Janus Henderson Forty Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other

30	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses,

Janus Investment Fund	31

Janus Henderson Forty Fund

Notes to Financial Statements

exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries

32	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $37,997.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $9,182.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act

Janus Investment Fund	33

Janus Henderson Forty Fund

Notes to Financial Statements

that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $2,511,356 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 31,207,214	$ 1,282,103,476	$ -	$ -	$ (422,887)	$6,041,068,067

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,664,921,443	$6,323,999,107	$(282,931,040)	$ 6,041,068,067

34	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 8,510,781	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 109,860,354	$ 1,940,116,836	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $53,875,851, including $52,595,643 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

Janus Investment Fund	35

Janus Henderson Forty Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	973,760	$ 39,469,905	1,824,221	$ 88,895,333
Reinvested dividends and distributions	4,397	156,612	753,582	38,854,683
Shares repurchased	(2,039,413)	(80,495,648)	(2,230,354)	(103,878,161)
Net Increase/(Decrease)	(1,061,256)	$ (40,869,131)	347,449	$ 23,871,855
Class C Shares:
Shares sold	424,946	$ 12,639,431	624,052	$ 22,361,504
Reinvested dividends and distributions	2,409	63,735	436,951	16,848,831
Shares repurchased	(959,594)	(27,956,466)	(1,195,072)	(41,246,484)
Net Increase/(Decrease)	(532,239)	$ (15,253,300)	(134,069)	$ (2,036,149)
Class D Shares:
Shares sold	4,261,535	$ 168,343,952	5,936,260	$ 273,175,986
Reinvested dividends and distributions	143,905	4,941,689	23,777,109	1,179,582,360
Shares repurchased	(17,381,060)	(673,520,450)	(17,863,300)	(784,478,975)
Net Increase/(Decrease)	(12,975,620)	$(500,234,809)	11,850,069	$ 668,279,371
Class I Shares:
Shares sold	8,985,742	$ 383,712,063	15,427,444	$ 742,458,563
Reinvested dividends and distributions	19,504	735,303	3,292,138	179,158,152
Shares repurchased	(13,080,119)	(547,016,827)	(15,253,091)	(713,671,887)
Net Increase/(Decrease)	(4,074,873)	$(162,569,461)	3,466,491	$ 207,944,828
Class N Shares:
Shares sold	2,232,891	$ 96,479,547	2,274,992	$ 118,148,906
Reinvested dividends and distributions	5,460	207,142	907,966	49,702,045
Shares repurchased	(2,113,884)	(90,843,654)	(2,605,013)	(123,365,676)
Net Increase/(Decrease)	124,467	$ 5,843,035	577,945	$ 44,485,275
Class R Shares:
Shares sold	300,295	$ 10,349,206	303,952	$ 11,770,800
Reinvested dividends and distributions	1,409	42,380	242,433	10,599,178
Shares repurchased	(491,436)	(16,667,209)	(576,615)	(22,762,684)
Net Increase/(Decrease)	(189,732)	$ (6,275,623)	(30,230)	$ (392,706)
Class S Shares:
Shares sold	1,219,085	$ 46,340,311	1,203,621	$ 53,277,110
Reinvested dividends and distributions	6,372	213,788	1,123,563	54,650,126
Shares repurchased	(2,407,455)	(91,326,617)	(2,869,276)	(126,181,200)
Net Increase/(Decrease)	(1,181,998)	$ (44,772,518)	(542,092)	$ (18,253,964)
Class T Shares:
Shares sold	6,217,217	$ 247,752,509	6,709,598	$ 309,462,841
Reinvested dividends and distributions	48,396	1,685,165	8,122,878	408,986,887
Shares repurchased	(11,765,880)	(456,587,479)	(12,209,097)	(543,679,763)
Net Increase/(Decrease)	(5,500,267)	$(207,149,805)	2,623,379	$ 174,769,965

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,933,212,845	$6,831,840,566	$ -	$ -

36	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Forty Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Forty Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Forty Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

38	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	39

Janus Henderson Forty Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

40	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	41

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

42	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	43

Janus Henderson Forty Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

46	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	47

Janus Henderson Forty Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

48	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$61,106,424
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

54	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	55

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	57

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

58	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	59

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

60	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Forty Fund

Notes

NotesPage2

64	SEPTEMBER 30, 2023

Janus Henderson Forty Fund

Notes

NotesPage3

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93041 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Equity Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Global Equity Income Fund Class I Shares returned 18.08% for the 12-month period ended September 30, 2023. The Fund’s primary benchmark, the MSCI World IndexSM, returned 21.95%, and the Fund’s secondary benchmark, the 85% MSCI ACWI ex-US High Dividend Yield / 15% MSCI USA High Dividend Yield Index, returned 24.67%.

INVESTMENT ENVIRONMENT

Global equity markets rallied strongly for most of the 12-month period, only retreating toward period-end as concerns mounted about sticky inflation, monetary policy1, and a continued hawkish tone from the Federal Reserve. Equity market breadth was low, with a relatively small number of perceived artificial intelligence (AI) beneficiaries driving most of the market gains during the period. Inflation continued to cool, and investors hoped that major central banks were close to the end of their aggressive interest rate-hiking campaigns.

Strength of the U.S. dollar dampened international returns. In local currency terms, the strongest-performing regions were Japan and the UK. Japan continued to benefit from a weak yen and more constructive investor sentiment toward the region due to reforms to corporate governance and shareholder return policies. The UK benefited from higher exposure to the energy sector and faster-than-expected declines in core inflation data, suggesting the rate cycle may be peaking for the country.

PERFORMANCE DISCUSSION

Despite continuing to meet its high-income objectives and delivering a strong return for the 12-month period, the Fund lagged both its primary and secondary benchmarks. The Fund's focus on reasonable valuations, attractive dividends, strong cash flows, and conservative balance sheets was not rewarded as strongly as lower-yielding, cyclical, and U.S. technology names. That said, equity leadership broadened out at the end of the period and the Fund’s defensive bias there provided some downside relief relative to the global market.

Unsurprisingly, the largest detractor to relative performance was the Fund’s lack of exposure to both the communication services and information technology sectors, where names that led the market over the period are not in the Fund’s investible universe – as all are low-/no-yielding names.

The Fund’s overweight exposure to the consumer staples sector also detracted. The sector underperformed on concerns about risks to pricing as volumes continued to be more subdued across the industry; tobacco names Imperial Brands and British American Tobacco in particular weighed on relative returns.

The largest positive contributor to relative performance was the Fund’s underweight position in financials, particularly banks. The sector lagged the broader market due to concerns about a global banking crisis. We had reduced banking exposure earlier in the period to take profits, then increased exposure as the crisis began to wane and it was clear that a U.S. regional banking rescue was underway in the most troubled areas. This was beneficial to performance, most notably in March when banking stocks underperformed the broader sector. The Fund’s holdings in financial services company Sumitomo Mitsui and private equity company 3i Group were top contributors to relative performance over the period.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

OUTLOOK

While it is difficult to have a strong economic view until the interest rate cycle has run its course, rate increases are nearer the end than the start. However, recent announcements from several central banks show that the process is not yet complete. Inflation data has been easing, while share price reactions to profit warnings in some areas of the market indicate that expectations now are more realistic. We believe that the companies held in the Fund can weather the current conditions and that management teams share our confidence in the long-term outlooks for their companies; higher costs of debt appear manageable at this stage.

Thank you for investing in the Janus Henderson Global Equity Income Fund.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
TotalEnergies SE	2.12%	0.62%	British American Tobacco PLC	3.06%	-0.94%
Enel SpA	1.68%	0.42%	Roche Holding AG	2.64%	-0.76%
Tokyo Electron Ltd	1.29%	0.42%	Anglo American PLC	1.80%	-0.57%
Sumitomo Mitsui Financial Group Inc	0.56%	0.39%	Imperial Brands PLC	2.60%	-0.55%
3i Group PLC	0.33%	0.35%	OCI NV	0.57%	-0.39%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	1.68%	16.46%	14.52%
	Utilities	1.15%	7.89%	2.93%
	Industrials	1.02%	5.81%	10.74%
	Health Care	0.91%	13.48%	13.49%
	Consumer Discretionary	0.61%	4.69%	10.68%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-2.25%	7.09%	21.12%
	Communication Services	-1.84%	5.20%	6.89%
	Consumer Staples	-1.62%	18.71%	7.61%
	Materials	-1.45%	7.58%	4.31%
	Other**	-0.56%	2.80%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Unilever PLC
Personal Products	4.0%
British American Tobacco PLC
Tobacco	3.1%
Merck & Co Inc
Pharmaceuticals	2.9%
Cie Financiere Richemont SA (REG)
Textiles, Apparel & Luxury Goods	2.9%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	2.5%
15.4%

Asset Allocation - (% of Net Assets)
Common Stocks	92.0%
Investment Companies	5.3%
Preferred Stocks	1.5%
Other	1.2%
100.0%

Emerging markets comprised 6.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	17.55%	3.13%	3.60%	3.75%	1.25%
Class A Shares at MOP	10.81%	1.91%	2.98%	3.39%
Class C Shares at NAV	16.83%	2.44%	2.86%	3.01%	1.87%
Class C Shares at CDSC	15.83%	2.44%	2.86%	3.01%
Class D Shares	17.89%	3.33%	3.73%	3.83%	0.95%
Class I Shares	18.08%	3.46%	3.90%	4.01%	0.87%
Class N Shares	18.18%	3.54%	3.91%	3.94%	0.78%
Class S Shares	17.47%	2.98%	3.46%	3.67%	1.30%
Class T Shares	17.82%	3.30%	3.70%	3.82%	1.02%
MSCI World Index	21.95%	7.26%	8.26%	6.13%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index	24.67%	3.82%	3.95%	3.74%
Morningstar Quartile - Class A Shares	4th	2nd	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	369/382	153/338	92/282	25/177

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 30, 2006

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$977.60	$5.85	$1,000.00	$1,019.15	$5.97	1.18%
Class C Shares	$1,000.00	$974.70	$8.66	$1,000.00	$1,016.29	$8.85	1.75%
Class D Shares	$1,000.00	$978.60	$4.61	$1,000.00	$1,020.41	$4.71	0.93%
Class I Shares	$1,000.00	$979.20	$4.12	$1,000.00	$1,020.91	$4.20	0.83%
Class N Shares	$1,000.00	$981.20	$3.63	$1,000.00	$1,021.41	$3.70	0.73%
Class S Shares	$1,000.00	$977.20	$6.10	$1,000.00	$1,018.90	$6.23	1.23%
Class T Shares	$1,000.00	$979.90	$4.76	$1,000.00	$1,020.26	$4.86	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 92.0%
Aerospace & Defense – 1.1%
BAE Systems PLC	5,220,118	$63,355,868
Automobiles – 0.9%
Daimler AG	776,386	54,069,490
Banks – 5.0%
ABN AMRO Bank NV CVA (144A)	5,641,978	79,878,264
HSBC Holdings PLC	7,975,224	62,467,867
Sumitomo Mitsui Financial Group Inc	1,731,700	84,904,807
United Overseas Bank Ltd	2,885,800	60,087,572
		287,338,510
Beverages – 1.7%
Ambev SA (ADR)	671,278	1,731,897
Coca-Cola Co	1,704,715	95,429,946
		97,161,843
Building Products – 0.2%
Xinyi Glass Holdings Ltd	10,795,000	14,026,163
Capital Markets – 4.1%
CME Group Inc	660,266	132,198,459
IG Group Holdings PLC	2,059,750	16,094,989
Intermediate Capital Group PLC	354,351	5,969,665
Macquarie Group Ltd	730,174	78,548,119
		232,811,232
Chemicals – 1.2%
OCI NV*	557,177	15,495,752
Shin-Etsu Chemical Co Ltd	1,922,400	55,803,973
		71,299,725
Communications Equipment – 1.2%
Cisco Systems Inc	1,229,317	66,088,082
Diversified Financial Services – 1.1%
M&G PLC	25,083,106	60,060,512
Diversified Telecommunication Services – 2.5%
Telstra Group Ltd	34,423,810	85,106,034
TELUS Corp	3,502,028	57,193,860
		142,299,894
Electric Utilities – 4.8%
Endesa SA	2,023,566	41,123,207
Enel SpA	14,605,636	89,611,243
Iberdrola SA	4,867,880	54,344,442
SSE PLC	4,666,974	91,433,611
		276,512,503
Electronic Equipment, Instruments & Components – 1.2%
Hon Hai Precision Industry Co Ltd	21,017,000	67,761,381
Food & Staples Retailing – 2.0%
Koninklijke Ahold Delhaize NV	1,867,808	56,312,470
Tesco PLC	18,852,212	60,606,693
		116,919,163
Food Products – 2.5%
Conagra Brands Inc	2,423,715	66,458,265
Nestle SA (REG)	654,843	73,965,983
		140,424,248
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	720,203	56,435,107
Household Durables – 0.5%
Persimmon PLC	2,058,193	26,940,949
Household Products – 1.5%
Reckitt Benckiser Group PLC	1,231,890	87,043,812
Industrial Conglomerates – 0.1%
SK Square Co Ltd*	130,739	4,100,438

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Insurance – 7.2%
ASR Nederland NV	1,450,011	$54,415,811
Aviva PLC	8,964,067	42,377,633
AXA SA	1,377,212	40,787,865
Legal & General Group PLC	30,579,165	82,602,451
NN Group NV	396,725	12,712,065
Phoenix Group Holdings PLC	7,919,136	46,375,299
Tokio Marine Holdings Inc	3,669,000	84,590,427
Zurich Insurance Group AG	109,129	50,020,649
		413,882,200
Machinery – 2.1%
AGCO Corp	513,567	60,744,705
Daimler Truck Holding AG	819,411	28,413,668
Sandvik AB	1,543,585	28,309,388
		117,467,761
Marine – 0.2%
Evergreen Marine Corp Taiwan Ltd	2,890,000	10,396,595
Metals & Mining – 5.7%
Anglo American PLC	4,323,742	119,688,861
BHP Group Ltd	4,015,061	113,823,062
Norsk Hydro ASA	5,796,211	36,390,308
Rio Tinto PLC	944,207	59,302,604
		329,204,835
Multi-Utilities – 2.8%
National Grid PLC	9,752,084	116,388,999
Sempra Energy	621,954	42,311,531
		158,700,530
Office Real Estate Investment Trusts (REITs) – 0.8%
Dexus	9,791,457	46,023,954
Oil, Gas & Consumable Fuels – 10.9%
Eni SpA	3,946,180	63,372,679
Equinor ASA	3,279,112	107,540,611
Keyera Corp	1,293,584	30,375,078
Pioneer Natural Resources Co	518,149	118,941,103
Repsol SA	1,323,010	21,775,866
TotalEnergies SE	1,438,256	94,634,820
Williams Cos Inc	3,728,075	125,598,847
Woodside Energy Group Ltd	2,748,396	64,018,773
		626,257,777
Paper & Forest Products – 1.5%
UPM-Kymmene Oyj	2,586,483	88,455,609
Personal Products – 4.0%
Unilever PLC	4,690,000	232,148,767
Pharmaceuticals – 8.8%
Astellas Pharma Inc	3,933,200	54,334,220
AstraZeneca PLC	451,776	60,788,553
Johnson & Johnson	293,494	45,711,691
Merck & Co Inc	1,618,966	166,672,550
Roche Holding AG	203,721	55,583,176
Sanofi	1,116,391	119,774,731
		502,864,921
Professional Services – 0.4%
Hays PLC	18,976,509	25,181,973
Real Estate Management & Development – 0.3%
Swire Pacific Ltd	2,675,500	18,064,289
Semiconductor & Semiconductor Equipment – 4.2%
Qualcomm Inc	529,287	58,782,614
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,650,013	143,386,130
Tokyo Electron Ltd	287,400	39,116,006
		241,284,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 2.9%
Cie Financiere Richemont SA (REG)	1,351,355	$164,697,376
Tobacco – 5.4%
British American Tobacco PLC	5,650,868	177,363,090
Imperial Brands PLC	6,632,303	134,658,993
		312,022,083
Wireless Telecommunication Services – 2.2%
SK Telecom Co Ltd	1,574,545	60,621,990
Tele2 AB	8,863,551	67,761,624
		128,383,614
Total Common Stocks (cost $5,626,387,906)		5,279,685,954
Preferred Stocks– 1.5%
Technology Hardware, Storage & Peripherals – 1.5%
Samsung Electronics Co Ltd((cost $95,504,722)	2,196,868	88,706,531
Investment Companies– 5.3%
Money Markets – 5.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $302,282,294)	302,218,009	302,308,674
Total Investments (total cost $6,024,174,922) – 98.8%		5,670,701,159
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		70,648,282
Net Assets – 100%		$5,741,349,441

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,338,702,422	23.6%
United States	1,337,681,574	23.6
Netherlands	450,963,129	8.0
Australia	387,519,942	6.8
Switzerland	344,267,184	6.1
Japan	318,749,433	5.6
France	255,197,416	4.5
Taiwan	221,544,106	3.9
South Korea	153,428,959	2.7
Italy	152,983,922	2.7
Norway	143,930,919	2.5
Spain	117,243,515	2.1
Sweden	96,071,012	1.7
Finland	88,455,609	1.6
Canada	87,568,938	1.5
Germany	82,483,158	1.5
Singapore	60,087,572	1.1
Hong Kong	18,064,289	0.3
China	14,026,163	0.2
Brazil	1,731,897	0.0

Total	$5,670,701,159	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 5.3%
Money Markets - 5.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$6,556,940	$307	$26,380	$302,308,674

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 5.3%
Money Markets - 5.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	-	3,601,854,060	(3,299,572,073)	302,308,674

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/18/23	(249,062,606)	$310,588,423	$6,728,372
Euro	10/18/23	(457,066,387)	491,860,941	8,355,963
Total				$15,084,335

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$15,084,335

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(45,285,982)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (3,530,881)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Forward foreign currency exchange contracts:
Average amounts sold - in USD	$856,942,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$15,084,335	$—	$—	$15,084,335

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index

MSCI World IndexSM reflects the equity market performance of global developed markets.

85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equity from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $79,878,264, which represents 1.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

14	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Beverages	$97,161,843	$-	$-
Capital Markets	132,198,459	100,612,773	-
Communications Equipment	66,088,082	-	-
Diversified Telecommunication Services	57,193,860	85,106,034	-
Food Products	66,458,265	73,965,983	-
Health Care Equipment & Supplies	56,435,107	-	-
Machinery	60,744,705	56,723,056	-
Multi-Utilities	42,311,531	116,388,999	-
Oil, Gas & Consumable Fuels	274,915,028	351,342,749	-
Pharmaceuticals	212,384,241	290,480,680	-
Semiconductor & Semiconductor Equipment	202,168,744	39,116,006	-
All Other	-	2,897,889,809	-
Preferred Stocks	-	88,706,531	-
Investment Companies	-	302,308,674	-
Total Investments in Securities	$1,268,059,865	$4,402,641,294	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	15,084,335	-
Total Assets	$1,268,059,865	$4,417,725,629	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $5,721,892,628)	$5,368,392,485
Affiliated investments, at value (cost $302,282,294)	302,308,674
Forward foreign currency exchange contracts	15,084,335
Cash denominated in foreign currency (cost $7,099,021)	7,099,021
Trustees' deferred compensation	148,148
Receivables:
Investments sold	79,174,402
Foreign tax reclaims	51,124,074
Dividends	26,593,611
Fund shares sold	13,218,523
Dividends from affiliates	610,045
Other assets	6,219
Total Assets	5,863,759,537
Liabilities:
Payables:	—
Investments purchased	57,116,715
Fund shares repurchased	43,955,286
Dividends	11,129,828
Foreign withholding tax reclaim fee (Note 1)	4,064,011
Advisory fees	3,273,172
Transfer agent fees and expenses	878,274
12b-1 Distribution and shareholder servicing fees	412,006
Trustees' deferred compensation fees	148,148
Custodian fees	83,809
Professional fees	56,423
Trustees' fees and expenses	31,844
Affiliated fund administration fees payable	12,577
Accrued expenses and other payables	1,248,003
Total Liabilities	122,410,096
Commitments and contingent liabilities (Note 4)
Net Assets	$5,741,349,441

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,640,739,033
Total distributable earnings (loss)	(1,899,389,592)
Total Net Assets	$5,741,349,441
Net Assets - Class A Shares	$653,602,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,467,570
Net Asset Value Per Share(1)	$5.71
Maximum Offering Price Per Share(2)	$6.06
Net Assets - Class C Shares	$301,865,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,789,800
Net Asset Value Per Share(1)	$5.61
Net Assets - Class D Shares	$24,238,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,257,936
Net Asset Value Per Share	$5.69
Net Assets - Class I Shares	$4,337,577,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	757,225,820
Net Asset Value Per Share	$5.73
Net Assets - Class N Shares	$314,463,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,904,758
Net Asset Value Per Share	$5.73
Net Assets - Class S Shares	$16,745,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,963,693
Net Asset Value Per Share	$5.65
Net Assets - Class T Shares	$92,855,792
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,325,005
Net Asset Value Per Share	$5.69

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$550,835,714
Dividends from affiliates	6,556,940
Other income	10,389,683
Foreign tax withheld	(49,707,733)
Total Investment Income	518,074,604
Expenses:
Advisory fees	38,715,831
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,654,455
Class C Shares	3,226,146
Class S Shares	43,164
Transfer agent administrative fees and expenses:
Class D Shares	29,208
Class S Shares	43,461
Class T Shares	312,886
Transfer agent networking and omnibus fees:
Class A Shares	1,486,922
Class C Shares	255,611
Class I Shares	4,228,140
Other transfer agent fees and expenses:
Class A Shares	40,940
Class C Shares	14,704
Class D Shares	5,566
Class I Shares	222,640
Class N Shares	14,181
Class S Shares	214
Class T Shares	1,671
Professional fees	1,895,521
Shareholder reports expense	449,725
Custodian fees	416,435
Registration fees	350,708
Affiliated fund administration fees	192,746
Trustees’ fees and expenses	146,073
Other expenses	1,096,540
Total Expenses	54,843,488
Less: Excess Expense Reimbursement and Waivers	(155,506)
Net Expenses	54,687,982
Net Investment Income/(Loss)	463,386,622

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(135,491,322)
Investments in affiliates	307
Forward foreign currency exchange contracts	(45,285,982)
Total Net Realized Gain/(Loss) on Investments	(180,776,997)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	633,511,529
Investments in affiliates	26,380
Forward foreign currency exchange contracts	(3,530,881)
Total Change in Unrealized Net Appreciation/Depreciation	630,007,028
Net Increase/(Decrease) in Net Assets Resulting from Operations	$912,616,653

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$463,386,622	$391,249,899
Net realized gain/(loss) on investments	(180,776,997)	(146,325,582)
Change in unrealized net appreciation/depreciation	630,007,028	(1,027,941,957)
Net Increase/(Decrease) in Net Assets Resulting from Operations	912,616,653	(783,017,640)
Dividends and Distributions to Shareholders:
Class A Shares	(53,070,063)	(49,466,615)
Class C Shares	(24,996,817)	(28,085,172)
Class D Shares	(2,008,779)	(1,719,590)
Class I Shares	(371,524,222)	(309,759,436)
Class N Shares	(26,898,065)	(20,170,604)
Class S Shares	(1,383,133)	(1,241,114)
Class T Shares	(9,256,037)	(9,040,877)
Net Decrease from Dividends and Distributions to Shareholders	(489,137,116)	(419,483,408)
Capital Share Transactions:
Class A Shares	45,818,201	35,171,613
Class C Shares	(44,298,527)	(43,202,804)
Class D Shares	543,765	14,558,070
Class I Shares	480,432,346	714,146,923
Class N Shares	37,491,625	184,097,489
Class S Shares	898,046	1,593,179
Class T Shares	(43,658,317)	81,086,096
Net Increase/(Decrease) from Capital Share Transactions	477,227,139	987,450,566
Net Increase/(Decrease) in Net Assets	900,706,676	(215,050,482)
Net Assets:
Beginning of period	4,840,642,765	5,055,693,247
End of period	$5,741,349,441	$4,840,642,765

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.22	$6.54	$5.90	$6.58	$7.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.45(2)	0.49	0.51	0.46
Net realized and unrealized gain/(loss)	0.52	(1.29)	0.64	(0.72)	(0.56)
Total from Investment Operations	0.97	(0.84)	1.13	(0.21)	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.49)	(0.47)	(0.48)
Total Dividends and Distributions	(0.48)	(0.48)	(0.49)	(0.47)	(0.48)
Net Asset Value, End of Period	$5.71	$5.22	$6.54	$5.90	$6.58
Total Return*	18.45%	(13.71)%	19.08%	(2.98)%	(1.22)%
Net Assets, End of Period (in thousands)	$653,602	$558,995	$662,514	$610,106	$684,235
Average Net Assets for the Period (in thousands)	$663,101	$671,651	$666,761	$639,082	$695,276
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.25%(3)	1.14%	1.14%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.24%	1.14%	1.14%	1.12%
Ratio of Net Investment Income/(Loss)	7.50%	6.86%(2)	7.28%	8.15%	6.91%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.14	$6.46	$5.83	$6.53	$7.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.40(2)	0.44	0.47	0.42
Net realized and unrealized gain/(loss)	0.51	(1.27)	0.64	(0.73)	(0.56)
Total from Investment Operations	0.92	(0.87)	1.08	(0.26)	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.45)	(0.45)	(0.44)	(0.44)
Total Dividends and Distributions	(0.45)	(0.45)	(0.45)	(0.44)	(0.44)
Net Asset Value, End of Period	$5.61	$5.14	$6.46	$5.83	$6.53
Total Return*	17.74%	(14.29)%	18.54%	(3.92)%	(1.88)%
Net Assets, End of Period (in thousands)	$301,866	$314,778	$437,512	$469,891	$677,303
Average Net Assets for the Period (in thousands)	$340,169	$410,449	$478,215	$579,718	$804,713
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.80%(3)	1.72%	1.75%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.80%	1.72%	1.75%	1.76%
Ratio of Net Investment Income/(Loss)	6.92%	6.22%(2)	6.66%	7.49%	6.24%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.21	$6.52	$5.88	$6.57	$7.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.50(2)	0.51	0.54	0.48
Net realized and unrealized gain/(loss)	0.51	(1.31)	0.63	(0.74)	(0.57)
Total from Investment Operations	0.97	(0.81)	1.14	(0.20)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.50)	(0.50)	(0.49)	(0.49)
Total Dividends and Distributions	(0.49)	(0.50)	(0.50)	(0.49)	(0.49)
Net Asset Value, End of Period	$5.69	$5.21	$6.52	$5.88	$6.57
Total Return*	18.57%	(13.38)%	19.43%	(2.92)%	(1.06)%
Net Assets, End of Period (in thousands)	$24,238	$21,653	$13,132	$8,277	$8,028
Average Net Assets for the Period (in thousands)	$24,977	$20,449	$11,156	$8,001	$7,928
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.95%(3)	0.89%	0.92%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.95%	0.89%	0.92%	0.99%
Ratio of Net Investment Income/(Loss)	7.57%	7.72%(2)	7.60%	8.59%	7.17%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.24	$6.55	$5.91	$6.60	$7.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.48(2)	0.52	0.54	0.49
Net realized and unrealized gain/(loss)	0.51	(1.29)	0.63	(0.73)	(0.57)
Total from Investment Operations	0.99	(0.81)	1.15	(0.19)	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.51)	(0.50)	(0.50)
Total Dividends and Distributions	(0.50)	(0.50)	(0.51)	(0.50)	(0.50)
Net Asset Value, End of Period	$5.73	$5.24	$6.55	$5.91	$6.60
Total Return*	18.75%	(13.27)%	19.43%	(2.78)%	(0.89)%
Net Assets, End of Period (in thousands)	$4,337,578	$3,552,771	$3,719,987	$2,830,699	$3,008,858
Average Net Assets for the Period (in thousands)	$4,475,460	$3,964,612	$3,469,535	$2,946,792	$2,998,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.87%(3)	0.78%	0.78%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.87%	0.78%	0.78%	0.79%
Ratio of Net Investment Income/(Loss)	7.87%	7.33%(2)	7.70%	8.62%	7.30%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.24	$6.55	$5.91	$6.60	$7.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.50(2)	0.53	0.51	0.50
Net realized and unrealized gain/(loss)	0.51	(1.31)	0.62	(0.70)	(0.57)
Total from Investment Operations	0.99	(0.81)	1.15	(0.19)	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.51)	(0.50)	(0.51)
Total Dividends and Distributions	(0.50)	(0.50)	(0.51)	(0.50)	(0.51)
Net Asset Value, End of Period	$5.73	$5.24	$6.55	$5.91	$6.60
Total Return*	18.85%	(13.20)%	19.51%	(2.71)%	(0.82)%
Net Assets, End of Period (in thousands)	$314,464	$255,001	$134,486	$68,993	$12,886
Average Net Assets for the Period (in thousands)	$318,472	$239,690	$106,437	$27,720	$10,817
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.78%(3)	0.70%	0.72%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.78%	0.70%	0.72%	0.75%
Ratio of Net Investment Income/(Loss)	7.91%	7.69%(2)	7.85%	8.37%	7.53%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.17	$6.49	$5.86	$6.56	$7.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.44(2)	0.49	0.59	0.49
Net realized and unrealized gain/(loss)	0.51	(1.28)	0.62	(0.82)	(0.60)
Total from Investment Operations	0.96	(0.84)	1.11	(0.23)	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.48)	(0.47)	(0.48)
Total Dividends and Distributions	(0.48)	(0.48)	(0.48)	(0.47)	(0.48)
Net Asset Value, End of Period	$5.65	$5.17	$6.49	$5.86	$6.56
Total Return*	18.38%	(13.85)%	19.01%	(3.30)%	(1.31)%
Net Assets, End of Period (in thousands)	$16,746	$14,587	$16,510	$10,825	$2,470
Average Net Assets for the Period (in thousands)	$17,419	$16,811	$14,755	$6,983	$1,805
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.30%(3)	1.21%	1.25%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.30%	1.21%	1.25%	1.34%
Ratio of Net Investment Income/(Loss)	7.46%	6.81%(2)	7.31%	9.83%	7.35%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.21	$6.52	$5.88	$6.57	$7.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.50(2)	0.52	0.52	0.49
Net realized and unrealized gain/(loss)	0.51	(1.32)	0.62	(0.72)	(0.58)
Total from Investment Operations	0.97	(0.82)	1.14	(0.20)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.49)	(0.50)	(0.49)	(0.49)
Total Dividends and Distributions	(0.49)	(0.49)	(0.50)	(0.49)	(0.49)
Net Asset Value, End of Period	$5.69	$5.21	$6.52	$5.88	$6.57
Total Return*	18.50%	(13.41)%	19.35%	(2.94)%	(1.04)%
Net Assets, End of Period (in thousands)	$92,856	$122,858	$71,551	$70,408	$70,735
Average Net Assets for the Period (in thousands)	$125,587	$103,061	$85,441	$71,828	$65,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.02%(3)	0.94%	0.95%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.01%	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	7.63%	7.76%(2)	7.70%	8.29%	7.41%
Portfolio Turnover Rate	152%	86%	123%	227%	142%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	29

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

30	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	31

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

32	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting

Janus Investment Fund	33

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its

34	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $179,337.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class A Shares paid CDSCs of $1,825 to the Distributor.

36	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $18,750.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 29,667,258	$ -	$(1,491,865,004)	$ -	$(5,303,116)	$(431,888,730)

Janus Investment Fund	37

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,182,618,517)	$(309,246,487)	$(1,491,865,004)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$6,102,589,889	$162,721,929	$(594,610,659)	$(431,888,730)

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$15,084,335	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 489,137,116	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 419,483,408	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

38	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	28,844,173	$ 175,404,626	26,042,246	$ 170,106,039
Reinvested dividends and distributions	6,978,214	41,629,294	6,460,032	39,274,744
Shares repurchased	(28,388,744)	(171,215,719)	(26,724,082)	(174,209,170)
Net Increase/(Decrease)	7,433,643	$ 45,818,201	5,778,196	$ 35,171,613
Class C Shares:
Shares sold	9,690,059	$ 58,036,840	9,693,945	$ 62,699,198
Reinvested dividends and distributions	4,106,761	24,103,217	4,414,963	26,529,716
Shares repurchased	(21,251,653)	(126,438,584)	(20,632,456)	(132,431,718)
Net Increase/(Decrease)	(7,454,833)	$ (44,298,527)	(6,523,548)	$ (43,202,804)
Class D Shares:
Shares sold	1,438,340	$ 8,738,695	3,469,211	$ 23,220,470
Reinvested dividends and distributions	318,105	1,891,262	274,746	1,638,772
Shares repurchased	(1,651,568)	(10,086,192)	(1,604,948)	(10,301,172)
Net Increase/(Decrease)	104,877	$ 543,765	2,139,009	$ 14,558,070
Class I Shares:
Shares sold	280,073,011	$1,697,776,163	263,428,202	$1,716,422,281
Reinvested dividends and distributions	57,394,261	343,388,085	46,766,003	284,016,160
Shares repurchased	(258,475,155)	(1,560,731,902)	(199,588,995)	(1,286,291,518)
Net Increase/(Decrease)	78,992,117	$ 480,432,346	110,605,210	$ 714,146,923
Class N Shares:
Shares sold	27,778,436	$ 169,180,983	37,175,265	$ 243,821,876
Reinvested dividends and distributions	2,757,726	16,486,941	1,766,310	10,605,934
Shares repurchased	(24,277,379)	(148,176,299)	(10,822,569)	(70,330,321)
Net Increase/(Decrease)	6,258,783	$ 37,491,625	28,119,006	$ 184,097,489
Class S Shares:
Shares sold	590,775	$ 3,557,300	640,634	$ 4,058,722
Reinvested dividends and distributions	234,211	1,383,133	206,259	1,241,114
Shares repurchased	(680,433)	(4,042,387)	(572,985)	(3,706,657)
Net Increase/(Decrease)	144,553	$ 898,046	273,908	$ 1,593,179
Class T Shares:
Shares sold	7,752,291	$ 46,765,708	17,541,703	$ 113,127,786
Reinvested dividends and distributions	1,532,271	9,127,508	1,497,548	8,905,613
Shares repurchased	(16,529,432)	(99,551,533)	(6,446,732)	(40,947,303)
Net Increase/(Decrease)	(7,244,870)	$ (43,658,317)	12,592,519	$ 81,086,096

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$8,778,564,689	$8,667,266,039	$ -	$ -

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 12, 2023, the Fund received additional payment of $6,685,471 from the French tax authority relating to recovery of previously withheld taxes. The receipt of this payment is not a guarantee of future payments and the Adviser continues to evaluate developments from European courts for potential impacts to filed claims and associated professional and foreign withholding tax reclaims fees, if any.

40	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Equity Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

42	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	43

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

44	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

46	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

50	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	51

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

52	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Global Equity Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Foreign Taxes Paid	$39,479,567
Foreign Source Income	$389,053,420
Dividends Received Deduction Percentage	11%
Qualified Dividend Income Percentage	95%

56	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

60	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)	Portfolio Manager for other Janus Henderson accounts.
Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)	Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2023

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93081 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

Daniel Lyons co-portfolio manager	Andy Acker co-portfolio manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund Class I Shares returned 13.06% for the 12-month period ended September 30, 2023, outperforming its primary benchmark, the MSCI World Health Care IndexSM, which delivered 10.88%. However, the Fund underperformed its secondary benchmark, the S&P 500® Index, which gained 21.62% during the period.

INVESTMENT ENVIRONMENT

Healthcare stocks finished the period higher, but underperformed a broader market rally led by a narrow band of large technology stocks. Healthcare facilities and suppliers were among the top-performing industries in the sector, benefiting from pent-up demand for routine medical care following the pandemic and moderating input costs. Pharmaceuticals also outperformed on enthusiasm for GLP-1 receptor agonists, a new class of anti-obesity drugs with the potential to deliver unprecedented health benefits. Meanwhile, healthcare services and tools declined due to factors such as weak demand in China and post-COVID inventory destocking. Managed healthcare also underperformed, having entered the period with elevated valuations and facing rising costs and regulatory headwinds.

PERFORMANCE DISCUSSION

The Fund’s positioning in biotechnology contributed most to relative performance, while an overweight to managed care weighed on returns.

Looking at individual holdings, ImmunoGen was the top contributor. During the period, the company reported highly positive confirmatory trial data for its ovarian cancer drug, Elahere, an antibody-drug conjugate (ADC) that targets folate receptor alpha, a protein expressed at high levels in 35% to 40% of all ovarian cancer cases. One can think of an ADC as a precision-guided missile that brings chemotherapy directly to cancer cells. The ADC tricks the cancer cell into allowing it inside (internalization), where it releases a cytotoxin that kills the cell and neighboring tumor cells. Patients in the confirmatory trial saw a 33% reduction in the risk of death compared to chemotherapy, the first time an overall survival benefit was achieved in chemo-resistant patients. ImmunoGen also delivered a positive update to phase 2 trial data for another ADC in patients with a rare and aggressive blood cancer, suggesting the firm may be on track to building a winning platform of ADC therapies.

Our underweight to Pfizer also aided performance. The stock struggled in 2023 due to a lack of clarity around future COVID-19 revenues (with a precipitous decline in 2023 vaccine and treatment sales due to the end of the pandemic Public Health Emergency). Pfizer appears to have been too optimistic with guidance, which disappointed investors. Although we like the large-cap biopharma's defensive characteristics and strong balance sheet, given the near-term uncertainty, we exited the stock.

Other holdings detracted from performance, including PTC Therapeutics. The biotech is a specialist in small molecules that regulate ribonucleic acid (RNA) splicing—that is, operating at the key “in-between” stage after genes have been decoded to messenger RNA but before protein translation. PTC has leveraged this platform to create Evrysdi, a leading treatment for spinal muscular atrophy, and Translarna, a medication conditionally approved in Europe for Duchenne muscular dystrophy. In September, however, regulators threatened to remove access after Translarna missed the primary endpoint in a trial designed to confirm benefit in a subset of the population (despite showing a statistically significant result in the overall trial population). PTC will appeal the

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

decision and has shifted into cost-cutting mode. Meanwhile, we’re cautiously optimistic about its other drug candidates for phenylketonuria and Huntington’s disease.

Travere Therapeutics also weighed on performance. The stock declined after the company delivered data showing that its treatment for IgA nephropathy, a chronic kidney condition that can lead to end-stage renal disease, narrowly missed its primary endpoint in a late-stage confirmatory trial. The drug, marketed under the name Filspari, received accelerated approval from the Food and Drug Administration (FDA) based on earlier phase 3 data. But the miss now raises doubts about whether the FDA will grant full approval or, worse, pull the drug from market. We believe Travere is more a victim of being first to market: Had the company extended the duration of the trial, for example, or enrolled more patients, the outcome may have been different. But for now, we decided to exit the stock.

OUTLOOK

After a year in which artificial intelligence-related stocks dominated, healthcare now trades at a discount to the broader market. We believe that could add to healthcare’s appeal in 2024 should higher interest rates persist and economic growth slow – a risk we think remains elevated.

Thankfully, an economic slowdown is not the only reason to invest in healthcare. Innovation continues to accelerate, with more than 50 new drugs approved by the FDA so far in 2023 and dozens more still pending review. These therapies – some of which target large disease categories such as obesity, autoimmune disease, and Alzheimer’s – could represent the start of major product cycles, driving revenue growth for a decade or more. Pandemic-caused supply/demand imbalances have also started to normalize in areas such as managed care, biopharmaceuticals, and bioprocessing, which we expect will lead to improved growth prospects in 2024.

With our excitement about industry innovation and concerns for a slowing economy, we continue to take a barbell approach, seeking to balance the sector’s defensive qualities with potential new growth opportunities. To that end, we favor large-cap biopharma and managed care firms that generate strong free cash flows and can hold up well in a recession. We are also overweight small- and mid-cap biotechs with newly launching products or exciting late-stage development opportunities, which we believe offer growth potential with reduced clinical risk. Furthermore, many of these companies have been able to raise capital regardless of the macroeconomic environment or have been the beneficiaries of mergers and acquisitions, more than a dozen of which have been valued at $1 billion or more so far in 2023. In our view, these acquisitions will likely continue given looming patent expirations for large-cap biopharma – potentially favoring our overweight to smaller innovative firms addressing high, unmet medical needs.

Thank you for your continued investment in Janus Henderson Global Life Sciences Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Immunogen Inc	0.62%	1.38%	PTC Therapeutics Inc	0.79%	-0.77%
Pfizer Inc	1.03%	0.84%	Travere Therapeutics Inc	0.58%	-0.69%
Johnson & Johnson	0.99%	0.68%	Novo Nordisk A/S - Class B	2.22%	-0.67%
Horizon Therapeutics PLC	0.38%	0.55%	Eli Lilly & Co	3.37%	-0.62%
Argenx SE (ADR)	1.77%	0.52%	Madrigal Pharmaceuticals Inc	0.46%	-0.60%

	3 Top Contributors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Biotechnology	1.49%	31.28%	14.35%
	Devices & Medical Tech.	0.79%	22.52%	28.70%
	Pharmaceuticals	0.42%	31.28%	40.79%

	2 Top Detractors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Health Care Services	-0.32%	14.23%	16.16%
	Other**	-0.07%	0.69%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
UnitedHealth Group Inc
Health Care Providers & Services	6.8%
Eli Lilly & Co
Pharmaceuticals	4.8%
AstraZeneca PLC
Pharmaceuticals	4.1%
Novo Nordisk A/S - Class B
Pharmaceuticals	3.7%
Sanofi
Pharmaceuticals	3.1%
22.5%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Private Placements	1.8%
Investment Companies	1.0%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Private Investment in Public Equity (PIPES)	0.6%
Warrants	0.0%
Rights	0.0%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	12.82%	7.53%	11.47%	10.88%	0.98%
Class A Shares at MOP	6.34%	6.27%	10.81%	10.62%
Class C Shares at NAV	11.99%	6.77%	10.66%	10.07%	1.76%
Class C Shares at CDSC	10.99%	6.77%	10.66%	10.07%
Class D Shares	13.00%	7.72%	11.67%	11.06%	0.80%
Class I Shares	13.06%	7.77%	11.73%	11.10%	0.76%
Class N Shares	13.16%	7.86%	11.71%	11.06%	0.67%
Class S Shares	12.59%	7.32%	11.28%	10.71%	1.18%
Class T Shares	12.90%	7.61%	11.57%	11.00%	0.92%
MSCI World Health Care Index	10.88%	7.07%	9.32%	6.55%
S&P 500 Index	21.62%	9.92%	11.91%	7.16%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Health Funds	21/174	16/137	15/125	8/57

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,002.80	$4.92	$1,000.00	$1,020.16	$4.96	0.98%
Class C Shares	$1,000.00	$998.80	$8.82	$1,000.00	$1,016.24	$8.90	1.76%
Class D Shares	$1,000.00	$1,003.60	$4.02	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,003.90	$3.87	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,004.40	$3.37	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$1,001.90	$5.87	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$1,003.20	$4.52	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Biotechnology – 30.1%
4D Molecular Therapeutics Inc*	904,192	$11,510,364
89bio Inc*	952,621	14,708,468
AbbVie Inc	805,351	120,045,620
Akero Therapeutics Inc*	1,136,292	57,473,649
Alnylam Pharmaceuticals Inc*	114,519	20,281,315
Amgen Inc	212,950	57,232,442
Amicus Therapeutics Inc*	2,623,890	31,906,502
Arcellx Inc*	502,499	18,029,664
Ardelyx Inc*	4,986,572	20,345,214
Argenx SE (ADR)*	163,862	80,559,475
Ascendis Pharma A/S (ADR)*	580,463	54,354,555
Bicycle Therapeutics Ltd (ADR)*,#	385,754	7,749,798
Biohaven Ltd*	1,379,119	35,870,885
BioMarin Pharmaceutical Inc*	560,075	49,555,436
Biomea Fusion Inc*,#	866,547	11,923,687
Cytokinetics Inc*	853,418	25,141,694
Disc Medicine Inc*	118,870	5,584,513
Gilead Sciences Inc	317,985	23,829,796
IDEAYA Biosciences Inc*	415,750	11,216,935
Immunogen Inc*	3,681,372	58,423,374
Insmed Inc*	530,927	13,405,907
Janux Therapeutics Inc*	569,676	5,742,334
Legend Biotech Corp (ADR)*	506,548	34,024,829
Madrigal Pharmaceuticals Inc*	348,339	50,871,428
Mirum Pharmaceuticals Inc*	59,097	1,867,465
Moderna Inc*	154,261	15,933,619
Neurocrine Biosciences Inc*	409,020	46,014,750
Prothena Corp PLC*	470,203	22,687,295
PTC Therapeutics Inc*	1,106,311	24,792,429
Regeneron Pharmaceuticals Inc*	34,863	28,690,854
Replimune Group Inc*	638,889	10,931,391
Revolution Medicines Inc*	717,031	19,847,418
Rhythm Pharmaceuticals Inc*	499,999	11,462,477
Roivant Sciences Ltd*,#	1,244,370	14,534,242
Sarepta Therapeutics Inc*	921,031	111,647,378
Soleno Therapeutics Inc*	254,205	7,501,590
United Therapeutics Corp*	200,563	45,301,165
Vaxcyte Inc*	1,088,038	55,468,177
Vertex Pharmaceuticals Inc*	319,057	110,948,881
Zai Lab Ltd (ADR)*	1,365,656	33,199,097
		1,380,616,112
Health Care Equipment & Supplies – 16.2%
Abbott Laboratories	1,229,282	119,055,962
Align Technology Inc*	72,058	22,000,749
Baxter International Inc	780,123	29,441,842
Boston Scientific Corp*	2,058,587	108,693,394
Cooper Cos Inc	121,465	38,627,085
Dentsply Sirona Inc	583,747	19,940,797
DexCom Inc*	350,835	32,732,905
Edwards Lifesciences Corp*	655,180	45,390,870
Globus Medical Inc*	834,492	41,432,528
ICU Medical Inc*	66,858	7,956,771
Intuitive Surgical Inc*	149,139	43,591,838
Lantheus Holdings Inc*	568,717	39,514,457
Medtronic PLC	547,946	42,937,049
Penumbra Inc*	108,455	26,236,349
STERIS PLC	164,617	36,120,262
Stryker Corp	273,797	74,820,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Tandem Diabetes Care Inc*	673,843	$13,995,719
		742,489,083
Health Care Providers & Services – 14.2%
AmerisourceBergen Corp	345,889	62,249,643
Anthem Inc	171,069	74,486,864
Centene Corp*	678,396	46,727,916
HCA Healthcare Inc	219,066	53,885,855
Humana Inc	130,744	63,609,571
NeoGenomics Inc*	1,265,622	15,567,151
New Horizon Health Ltd (144A)*	7,319,000	17,537,840
Privia Health Group Inc*	360,932	8,301,436
UnitedHealth Group Inc	614,144	309,645,263
		652,011,539
Life Sciences Tools & Services – 6.2%
Danaher Corp	404,964	100,471,568
ICON PLC*	64,964	15,997,385
Illumina Inc*	302,842	41,574,150
IQVIA Holdings Inc*	107,585	21,167,349
Thermo Fisher Scientific Inc	209,263	105,922,653
		285,133,105
Pharmaceuticals – 30.1%
Astellas Pharma Inc	2,813,000	38,859,494
AstraZeneca PLC	1,408,459	189,514,681
Avadel Pharmaceuticals PLC (ADR)*,#	2,920,198	30,078,039
Bayer AG	692,019	33,233,045
Catalent Inc*	538,447	24,515,492
Collegium Pharmaceutical Inc*	412,490	9,219,151
CymaBay Therapeutics Inc*	1,674,253	24,963,112
Eli Lilly & Co	409,136	219,759,220
Intra-Cellular Therapies Inc*	152,712	7,954,768
Johnson & Johnson	248,174	38,653,100
Merck & Co Inc	1,250,688	128,758,330
Novartis AG (ADR)	1,083,587	110,374,172
Novo Nordisk A/S - Class B	1,857,157	168,967,784
Roche Holding AG	296,414	80,873,507
Royalty Pharma PLC - Class A	933,083	25,323,873
Sanofi	1,322,845	141,924,652
Structure Therapeutics Inc (ADR)*,#	265,158	13,369,266
Takeda Pharmaceutical Co Ltd	713,136	22,150,075
Ventyx Biosciences Inc*	579,038	20,109,990
Zoetis Inc	282,445	49,139,781
		1,377,741,532
Total Common Stocks (cost $3,081,910,560)		4,437,991,371
Private Investment in Public Equity (PIPES)– 0.6%
Biotechnology – 0.5%
Bridgebio Pharma Inc*,§	355,702	9,379,862
Mirum Pharmaceuticals Inc*,§	362,742	11,462,647
		20,842,509
Pharmaceuticals – 0.1%
Structure Therapeutics Inc*,§	476,703	5,954,020
Total Private Investment in Public Equity (PIPES) (cost $25,175,991)		26,796,529
Private Placements– 1.8%
Biotechnology – 1.1%
ACELYRIN Inc*,§	501,410	4,844,373
ACELYRIN Inc (Indemnity Holdback Shares)*,¢,§	60,929	294,333
Arbor Biotechnologies Inc*,¢,§	156,426	1,800,463
Asher Biotherapeutics Inc*,¢,§	1,214,301	1,833,594
Attralus Inc*,¢,§	669,935	6,759,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Private Placements– (continued)
Biotechnology– (continued)
Curevo Inc*,¢,§	2,031,087	$5,195,724
Element Biosciences Inc*,¢,§	425,023	6,553,855
HemoShear Therapeutics LLC*,¢,§	289,280	2,081,485
Leap Therapeutics Inc (Indemnity Holdback Shares)*,¢,§	47,500	32,775
LEXEO Therapeutics Inc - Series A*,¢,§	3,643,715	3,795,111
LEXEO Therapeutics Inc - Series B*,¢,§	883,469	920,177
Shoreline Biosciences Inc*,¢,§	747,187	4,886,603
Sonoma Biotherapeutics Inc - Series B*,¢,§	1,924,628	6,274,287
Synthekine Inc*,¢,§	2,192,937	5,661,001
TwinStrand Biosciences Inc*,¢,§	344,314	1,380,527
		52,313,952
Health Care Providers & Services – 0.4%
Bigfoot Biomedical Inc - Series B*,¢,§	1,035,873	7,736,210
Bigfoot Biomedical Inc - Series C-1*,¢,§	168,418	1,071,677
Freenome Holdings Inc - Series C*,¢,§	337,474	3,938,322
Freenome Holdings Inc - Series D*,¢,§	342,803	4,000,511
		16,746,720
Health Care Technology – 0.1%
Magnolia Medical Technologies Inc - Series D*,¢,§	1,821,717	3,092,693
Pharmaceuticals – 0.1%
Neurogene Inc*,¢,§	1,336,317	2,326,277
Neurogene Inc - Series B*,¢,§	1,486,727	2,588,113
		4,914,390
Software – 0.1%
HeartFlow Inc - Series F*,¢,§	1,934,015	5,512,910
Total Private Placements (cost $92,356,206)		82,580,665
Rights– 0%
Pharmaceuticals – 0%
Clementia Pharmaceuticals Inc CVR*,¢((cost $1,180,320)	874,311	0
Warrants– 0%
Health Care Technology – 0%
Magnolia Medical Technologies Inc - Series D, expires 12/31/32*,¢,§((cost $0)	1	0
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $45,336,617)	45,327,471	45,341,069
Investments Purchased with Cash Collateral from Securities Lending– 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	22,129,732	22,129,732
Time Deposits – 0.1%
Royal Bank of Canada, 5.3100%, 10/2/23	$5,430,433	5,430,433
Total Investments Purchased with Cash Collateral from Securities Lending (cost $27,560,165)		27,560,165
Total Investments (total cost $3,273,519,859) – 100.8%		4,620,269,799
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(38,271,923)
Net Assets – 100%		$4,581,997,876

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,624,974,239	78.5%
Denmark	223,322,339	4.8
United Kingdom	197,264,479	4.3
Switzerland	191,247,679	4.1
France	141,924,652	3.1
Belgium	80,559,475	1.7
Japan	61,009,569	1.3
China	50,736,937	1.1
Germany	33,233,045	0.7
Ireland	15,997,385	0.4

Total	$4,620,269,799	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$849,558	$2,682	$4,217	$45,341,069
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	252,585∆	-	-	22,129,732
Total Affiliated Investments - 1.5%	$1,102,143	$2,682	$4,217	$67,470,801

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	5,298,938	668,079,206	(628,043,974)	45,341,069
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	21,402,690	289,799,925	(289,072,883)	22,129,732

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$29,584,866	$—	$(29,584,866)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
CVR	Contingent Value Right
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $17,537,840, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $77,736,292, which represents 1.7% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted Securities (as of September 30, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ACELYRIN Inc	1/12/23	$5,878,086	$4,844,373	0.1%
ACELYRIN Inc (Indemnity Holdback Shares)	1/12/23	357,190	294,333	0.0
Arbor Biotechnologies Inc	10/29/21	2,591,979	1,800,463	0.0
Asher Biotherapeutics Inc	8/23/21	2,438,924	1,833,594	0.0
Attralus Inc	8/31/21	5,198,696	6,759,644	0.2
Bigfoot Biomedical Inc - Series B	11/21/17	9,808,940	7,736,210	0.2
Bigfoot Biomedical Inc - Series C-1	12/27/19	1,355,580	1,071,677	0.0
Bridgebio Pharma Inc	9/27/23	9,699,994	9,379,862	0.2
Curevo Inc	11/10/22	5,330,344	5,195,724	0.1
Element Biosciences Inc	6/21/21	8,737,070	6,553,855	0.1
Freenome Holdings Inc - Series C	8/14/20	2,231,817	3,938,322	0.1
Freenome Holdings Inc - Series D	11/22/21	2,585,523	4,000,511	0.1
HeartFlow Inc - Series F	3/24/23	5,512,910	5,512,910	0.1
HemoShear Therapeutics LLC	2/5/21	3,839,496	2,081,485	0.1
Leap Therapeutics Inc (Indemnity Holdback Shares)	1/30/23	317,613	32,775	0.0
LEXEO Therapeutics Inc - Series A	11/20/20 - 7/30/21	3,643,715	3,795,111	0.1
LEXEO Therapeutics Inc - Series B	8/10/21	1,520,000	920,177	0.0
Magnolia Medical Technologies Inc - Series D, 12/31/32	1/10/22	0	0	0.0
Magnolia Medical Technologies Inc - Series D	1/10/22	3,092,693	3,092,693	0.1
Mirum Pharmaceuticals Inc	8/31/23	9,521,977	11,462,647	0.3
Neurogene Inc	12/15/20 - 9/22/21	3,260,613	2,326,277	0.0
Neurogene Inc - Series B	3/4/22	3,627,614	2,588,113	0.1
Shoreline Biosciences Inc	10/28/21	7,522,230	4,886,603	0.1
Sonoma Biotherapeutics Inc - Series B	7/23/2021 - 12/14/22	4,465,171	6,274,287	0.2
Structure Therapeutics Inc	9/29/23	5,954,020	5,954,020	0.1
Synthekine Inc	6/3/21	6,290,001	5,661,001	0.1
TwinStrand Biosciences Inc	4/30/21	2,750,001	1,380,527	0.0
Total		$117,532,197	$109,377,194	2.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

14	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Health Care Providers & Services	$634,473,699	$17,537,840	$-
Pharmaceuticals	724,368,369	653,373,163	-
All Other	2,408,238,300	-	-
Private Investment in Public Equity (PIPES)	5,954,020	20,842,509	-
Private Placements	-	4,844,373	77,736,292
Rights	-	-	0
Warrants	-	-	0
Investment Companies	-	45,341,069	-
Investments Purchased with Cash Collateral from Securities Lending	-	27,560,165	-
Total Assets	$3,773,034,388	$769,499,119	$77,736,292

Level 3 Valuation Reconciliation of Assets (for the year ended September 30, 2023)

	Balance as of September 30, 2022	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of September 30, 2023
Investment in Securities:
Private Placements
Biotechnology	$ 48,792,119	$ -	$ (1,522,191)	$7,989,666(b)	$ (6,020,760)(b)	$ (1,769,255)	$ 47,469,579
Health Care Providers & Services	17,751,998	-	(1,005,278)	-	-	-	16,746,720
Health Care Technology	3,092,693	-	-	-	-	-	3,092,693
Pharmaceuticals	13,123,503	-	(1,973,837)	-	(6,235,276)(b)	-	4,914,390
Software	-	-	-	5,512,910	-	-	5,512,910
Rights
Pharmaceuticals	-	-	-	-	-	-	-
Warrants
Health Care Technology	-	-	-	-	-	-	-
Total	$ 82,760,313	$ -	$ (4,501,306)	$13,502,576	$(12,256,036)	$ (1,769,255)	$ 77,736,292
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.
(b) All or a portion is the result of a corporate action.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Unaffiliated investments, at value (cost $3,206,053,510)(1)	$4,552,798,998
Affiliated investments, at value (cost $67,466,349)	67,470,801
Cash	92,819
Trustees' deferred compensation	119,702
Receivables:
Investments sold	7,331,522
Foreign tax reclaims	6,588,508
Dividends	2,885,481
Fund shares sold	1,814,978
Dividends from affiliates	123,424
Other assets	20,702
Total Assets	4,639,246,935
Liabilities:
Collateral for securities loaned (Note 2)	27,560,165
Payables:	—
Investments purchased	22,517,246
Fund shares repurchased	3,427,312
Advisory fees	2,555,275
Transfer agent fees and expenses	645,552
12b-1 Distribution and shareholder servicing fees	138,938
Trustees' deferred compensation fees	119,702
Professional fees	62,006
Trustees' fees and expenses	24,749
Custodian fees	12,996
Affiliated fund administration fees payable	9,981
Accrued expenses and other payables	175,137
Total Liabilities	57,249,059
Commitments and contingent liabilities (Note 3)
Net Assets	$4,581,997,876

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,112,130,945
Total distributable earnings (loss)	1,469,866,931
Total Net Assets	$4,581,997,876
Net Assets - Class A Shares	$276,512,774
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,250,889
Net Asset Value Per Share(2)	$65.05
Maximum Offering Price Per Share(3)	$69.02
Net Assets - Class C Shares	$82,025,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,430,709
Net Asset Value Per Share(2)	$57.33
Net Assets - Class D Shares	$1,649,817,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,781,679
Net Asset Value Per Share	$66.57
Net Assets - Class I Shares	$1,047,057,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,694,036
Net Asset Value Per Share	$66.72
Net Assets - Class N Shares	$289,362,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,352,585
Net Asset Value Per Share	$66.48
Net Assets - Class S Shares	$28,027,231
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	441,592
Net Asset Value Per Share	$63.47
Net Assets - Class T Shares	$1,209,194,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,275,154
Net Asset Value Per Share	$66.17

(1) Includes $29,584,866 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$58,606,097
Dividends from affiliates	849,558
Affiliated securities lending income, net	252,585
Unaffiliated securities lending income, net	67,160
Other income	91,879
Foreign tax withheld	(2,808,991)
Total Investment Income	57,058,288
Expenses:
Advisory fees	29,798,352
12b-1 Distribution and shareholder servicing fees:
Class A Shares	684,410
Class C Shares	949,017
Class S Shares	71,304
Transfer agent administrative fees and expenses:
Class D Shares	2,000,929
Class S Shares	71,276
Class T Shares	3,078,256
Transfer agent networking and omnibus fees:
Class A Shares	153,947
Class C Shares	93,436
Class I Shares	937,319
Other transfer agent fees and expenses:
Class A Shares	16,936
Class C Shares	4,410
Class D Shares	204,541
Class I Shares	49,758
Class N Shares	12,201
Class S Shares	373
Class T Shares	12,343
Shareholder reports expense	305,793
Professional fees	282,248
Registration fees	175,127
Affiliated fund administration fees	149,398
Custodian fees	128,851
Trustees’ fees and expenses	116,007
Other expenses	327,105
Total Expenses	39,623,337
Less: Excess Expense Reimbursement and Waivers	(196,881)
Net Expenses	39,426,456
Net Investment Income/(Loss)	17,631,832

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$190,812,336
Investments in affiliates	2,682
Total Net Realized Gain/(Loss) on Investments	190,815,018
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	313,975,885
Investments in affiliates	4,217
Total Change in Unrealized Net Appreciation/Depreciation	313,980,102
Net Increase/(Decrease) in Net Assets Resulting from Operations	$522,426,952

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$17,631,832	$8,506,078
Net realized gain/(loss) on investments	190,815,018	(1,926,607)
Change in unrealized net appreciation/depreciation	313,980,102	(563,450,193)
Net Increase/(Decrease) in Net Assets Resulting from Operations	522,426,952	(556,870,722)
Dividends and Distributions to Shareholders:
Class A Shares	(204,832)	(26,218,234)
Class C Shares	—	(14,503,583)
Class D Shares	(4,425,702)	(168,341,359)
Class I Shares	(2,945,592)	(98,682,706)
Class N Shares	(1,369,727)	(17,490,827)
Class S Shares	—	(2,696,808)
Class T Shares	(1,747,688)	(124,306,069)
Net Decrease from Dividends and Distributions to Shareholders	(10,693,541)	(452,239,586)
Capital Share Transactions:
Class A Shares	7,763,880	12,473,104
Class C Shares	(37,936,829)	(18,489,015)
Class D Shares	(84,776,123)	67,853,188
Class I Shares	102,693,770	(21,496,544)
Class N Shares	125,825,299	(128,226)
Class S Shares	784,832	2,804,530
Class T Shares	(34,796,528)	3,892,712
Net Increase/(Decrease) from Capital Share Transactions	79,558,301	46,909,749
Net Increase/(Decrease) in Net Assets	591,291,712	(962,200,559)
Net Assets:
Beginning of period	3,990,706,164	4,952,906,723
End of period	$4,581,997,876	$3,990,706,164

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$57.73	$72.24	$66.20	$53.89	$64.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.04	0.07	0.41(2)	0.17
Net realized and unrealized gain/(loss)	7.21	(7.84)	11.44	15.62	(4.52)
Total from Investment Operations	7.37	(7.80)	11.51	16.03	(4.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.76)	(0.66)	(0.40)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	(0.05)	(6.71)	(5.47)	(3.72)	(6.72)
Net Asset Value, End of Period	$65.05	$57.73	$72.24	$66.20	$53.89
Total Return*	12.77%	(11.96)%	17.70%	30.58%	(5.85)%
Net Assets, End of Period (in thousands)	$276,513	$238,774	$285,239	$228,005	$177,862
Average Net Assets for the Period (in thousands)	$274,319	$260,738	$264,335	$198,807	$182,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.98%	0.97%	0.98%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.98%	0.97%	0.98%	1.00%
Ratio of Net Investment Income/(Loss)	0.24%	0.07%	0.10%	0.69%(2)	0.30%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$51.22	$64.73	$59.83	$49.00	$60.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.29)	(0.35)	(0.39)	—(2)(3)	(0.21)
Net realized and unrealized gain/(loss)	6.40	(6.96)	10.32	14.15	(4.23)
Total from Investment Operations	6.11	(7.31)	9.93	14.15	(4.44)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.22)	—(3)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	—	(6.20)	(5.03)	(3.32)	(6.72)
Net Asset Value, End of Period	$57.33	$51.22	$64.73	$59.83	$49.00
Total Return*	11.93%	(12.55)%	16.86%	29.66%	(6.53)%
Net Assets, End of Period (in thousands)	$82,025	$106,819	$157,110	$155,599	$148,147
Average Net Assets for the Period (in thousands)	$101,369	$134,801	$165,379	$156,935	$163,407
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.65%	1.69%	1.69%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.65%	1.69%	1.69%	1.71%
Ratio of Net Investment Income/(Loss)	(0.50)%	(0.61)%	(0.61)%	(0.01)%(2)	(0.42)%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.27 and 0.49%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.09	$73.77	$67.47	$54.86	$65.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.16	0.20	0.53(2)	0.27
Net realized and unrealized gain/(loss)	7.37	(8.02)	11.66	15.90	(4.58)
Total from Investment Operations	7.65	(7.86)	11.86	16.43	(4.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.87)	(0.75)	(0.50)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	(0.17)	(6.82)	(5.56)	(3.82)	(6.72)
Net Asset Value, End of Period	$66.57	$59.09	$73.77	$67.47	$54.86
Total Return*	12.95%	(11.81)%	17.91%	30.80%	(5.69)%
Net Assets, End of Period (in thousands)	$1,649,818	$1,538,660	$1,848,983	$1,653,849	$1,372,808
Average Net Assets for the Period (in thousands)	$1,711,452	$1,704,598	$1,837,079	$1,526,148	$1,449,521
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.80%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.81%	0.82%
Ratio of Net Investment Income/(Loss)	0.42%	0.24%	0.28%	0.87%(2)	0.48%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.22	$73.93	$67.61	$54.96	$65.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.18	0.23	0.57(2)	0.30
Net realized and unrealized gain/(loss)	7.39	(8.03)	11.69	15.93	(4.58)
Total from Investment Operations	7.70	(7.85)	11.92	16.50	(4.28)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.91)	(0.79)	(0.53)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	(0.20)	(6.86)	(5.60)	(3.85)	(6.72)
Net Asset Value, End of Period	$66.72	$59.22	$73.93	$67.61	$54.96
Total Return*	13.01%	(11.77)%	17.96%	30.89%	(5.63)%
Net Assets, End of Period (in thousands)	$1,047,057	$839,582	$1,079,081	$911,963	$692,575
Average Net Assets for the Period (in thousands)	$1,002,715	$963,599	$1,033,591	$790,645	$719,800
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.75%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.75%	0.75%	0.77%
Ratio of Net Investment Income/(Loss)	0.46%	0.28%	0.32%	0.93%(2)	0.53%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.02	$73.69	$67.41	$54.81	$65.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.24	0.31	0.66(2)	0.36
Net realized and unrealized gain/(loss)	7.34	(7.99)	11.62	15.85	(4.59)
Total from Investment Operations	7.73	(7.75)	11.93	16.51	(4.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.97)	(0.84)	(0.59)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	(0.27)	(6.92)	(5.65)	(3.91)	(6.72)
Net Asset Value, End of Period	$66.48	$59.02	$73.69	$67.41	$54.81
Total Return*	13.10%	(11.68)%	18.04%	30.99%	(5.57)%
Net Assets, End of Period (in thousands)	$289,363	$138,495	$176,576	$144,543	$90,958
Average Net Assets for the Period (in thousands)	$312,929	$165,129	$176,137	$110,308	$99,924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	0.58%	0.37%	0.43%	1.08%(2)	0.63%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$56.40	$70.72	$64.93	$52.94	$64.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	(0.08)	(0.07)	0.31(2)	0.07
Net realized and unrealized gain/(loss)	7.04	(7.66)	11.21	15.31	(4.48)
Total from Investment Operations	7.07	(7.74)	11.14	15.62	(4.41)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.63)	(0.54)	(0.31)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	—	(6.58)	(5.35)	(3.63)	(6.72)
Net Asset Value, End of Period	$63.47	$56.40	$70.72	$64.93	$52.94
Total Return*	12.54%	(12.13)%	17.46%	30.33%	(6.04)%
Net Assets, End of Period (in thousands)	$28,027	$24,128	$27,575	$24,287	$18,981
Average Net Assets for the Period (in thousands)	$28,567	$26,974	$27,694	$22,312	$19,870
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.18%	1.17%	1.18%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.17%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	0.05%	(0.13)%	(0.09)%	0.52%(2)	0.14%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$58.72	$73.33	$67.11	$54.59	$65.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.09	0.12	0.46(2)	0.22
Net realized and unrealized gain/(loss)	7.33	(7.96)	11.60	15.82	(4.57)
Total from Investment Operations	7.54	(7.87)	11.72	16.28	(4.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.79)	(0.69)	(0.44)	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)
Total Dividends and Distributions	(0.09)	(6.74)	(5.50)	(3.76)	(6.72)
Net Asset Value, End of Period	$66.17	$58.72	$73.33	$67.11	$54.59
Total Return*	12.85%	(11.89)%	17.78%	30.66%	(5.78)%
Net Assets, End of Period (in thousands)	$1,209,195	$1,104,248	$1,378,342	$1,268,796	$1,102,667
Average Net Assets for the Period (in thousands)	$1,234,070	$1,244,923	$1,394,446	$1,191,342	$1,180,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.91%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.90%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.32%	0.14%	0.17%	0.76%(2)	0.38%
Portfolio Turnover Rate	34%	21%	32%	43%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	29

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

30	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Asset	Fair Value at September 30, 2023	Valuation Technique	Unobservable Input	Input Amount or Range	Weighted Average(1)	Impact to Valuation from an Increase in Input
Private Placements
Biotechnology	$327,108	Market Approach	Discount	50-55%	54%	Decrease
	$12,237,252	Market Approach	Transaction Price	$2.56 - $4.01	$2.73	Increase
	$1,800,463	Market Approach	Last Financing Price	$16.57	$16.57	Increase
			Adjustment based on Market Comparables	(40)% - (20)%	(30)%	Decrease
	$1,833,594	Market Approach	Last Financing Price	$2.01	$2.01	Increase
			Adjustment based on Market Comparables	(35)% – (15)%	(25)%	Decrease
	$6,553,855	Market Approach	Last Financing Price	$20.56	$20.56	Increase
			Adjustment based on Market Comparables	(35)% – (15)%	(25)%	Decrease
	$2,081,485	Market Approach	Last Financing Price	$13.27	$13.27	Increase
			Adjustment based on Market Comparables	(77)% – 3%	(46)%	Decrease
	$4,886,603	Market Approach	Last Financing Price	$10.07	$10.07	Increase
			Adjustment based on Market Comparables	(45)% – (25)%	(35)%	Decrease
	$6,274,287	Market Approach	Last Financing Price	$2.96	$2.96	Increase
			Adjustment based on Market Comparables	0% – 20%	10%	Increase
	$11,474,932	Other Valuation Techniques(2)	--	--	--	--
Health Care Providers & Services	$8,807,887	Market Approach	Pending Transaction Price	$12.73 - $14.94	$14.67	Increase
			Discount	50%	50%	Decrease
	$7,938,833	Market Approach	Last Financing Price	$11.67	$11.67	Increase
Health Care Technology	$3,092,693	Market Approach	Last Financing Price	$1.70	$1.70	Increase
Pharmaceuticals	$4,914,390	Market Approach	Merger Ratio	$2.45	$2.45	Increase
			Discount	(10)%	(10)%	Decrease
Software	$5,512,910	Market Approach	Last Financing Price	$2.85	$2.85	Increase

(1) Unobservable inputs were weighted by the relative fair value of securities.

(2) Securities values using such techniques are not considered significant to the Fund.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the year.

Financial assets of $1,769,255 were transferred out of Level 3 to Level 1 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

32	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

34	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $29,584,866. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $27,560,165, resulting in the net amount due from the counterparty of $2,024,701.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

Janus Investment Fund	35

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $64,535.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,354.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

36	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $5,061,988 in purchases and $1,194,806 in sales, resulting in a net realized gain of $922,496. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	37

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 5,295,400	$ 172,016,137	$ -	$ -	$ (144,192)	$1,292,699,586

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,327,570,213	$1,498,168,459	$(205,468,873)	$1,292,699,586

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,693,541	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 179,518,295	$ 272,721,291	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $10,878,573, including $10,380,680 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

38	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	819,225	$ 53,949,962	735,975	$ 46,852,292
Reinvested dividends and distributions	2,213	143,406	283,164	18,688,820
Shares repurchased	(706,420)	(46,329,488)	(831,936)	(53,068,008)
Net Increase/(Decrease)	115,018	$ 7,763,880	187,203	$ 12,473,104
Class C Shares:
Shares sold	182,628	$ 10,733,572	145,429	$ 8,363,484
Reinvested dividends and distributions	-	-	229,759	13,525,931
Shares repurchased	(837,405)	(48,670,401)	(716,737)	(40,378,430)
Net Increase/(Decrease)	(654,777)	$(37,936,829)	(341,549)	$(18,489,015)
Class D Shares:
Shares sold	841,254	$ 56,364,520	824,955	$ 53,865,569
Reinvested dividends and distributions	64,477	4,270,307	2,417,153	163,061,184
Shares repurchased	(2,162,741)	(145,410,950)	(2,268,686)	(149,073,565)
Net Increase/(Decrease)	(1,257,010)	$(84,776,123)	973,422	$ 67,853,188
Class I Shares:
Shares sold	5,192,746	$350,799,771	3,435,132	$224,972,692
Reinvested dividends and distributions	36,192	2,401,366	1,185,696	80,141,190
Shares repurchased	(3,711,584)	(250,507,367)	(5,041,043)	(326,610,426)
Net Increase/(Decrease)	1,517,354	$102,693,770	(420,215)	$(21,496,544)
Class N Shares:
Shares sold	3,722,870	$242,022,686	756,520	$ 50,543,407
Reinvested dividends and distributions	20,622	1,362,480	259,287	17,452,575
Shares repurchased	(1,737,392)	(117,559,867)	(1,065,372)	(68,124,208)
Net Increase/(Decrease)	2,006,100	$125,825,299	(49,565)	$ (128,226)
Class S Shares:
Shares sold	94,092	$ 6,021,884	106,733	$ 6,976,861
Reinvested dividends and distributions	-	-	41,766	2,696,808
Shares repurchased	(80,322)	(5,237,052)	(110,603)	(6,869,139)
Net Increase/(Decrease)	13,770	$ 784,832	37,896	$ 2,804,530
Class T Shares:
Shares sold	1,560,705	$104,557,447	1,010,460	$ 65,704,756
Reinvested dividends and distributions	26,018	1,713,815	1,809,837	121,421,995
Shares repurchased	(2,117,502)	(141,067,790)	(2,810,104)	(183,234,039)
Net Increase/(Decrease)	(530,779)	$(34,796,528)	10,193	$ 3,892,712

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,672,340,773	$1,557,870,478	$ -	$ -

7.Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance

Janus Investment Fund	39

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Life Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Life Sciences Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers and investee companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	41

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info   (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

42	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	43

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

44	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

46	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

50	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	51

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

52	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Global Life Sciences Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$10,380,680
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

56	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

60	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andy Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Lead Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Head of Healthcare Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Daniel Lyons 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	1/23-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser. Formerly, research analyst for Janus Henderson Investors (2000-2023).
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2023

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93043 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Global Real Estate Fund Class I Shares returned 1.42% for the 12-month period ended September 30, 2023. The Fund’s primary benchmark, the FTSE EPRA Nareit Global Index, returned 2.78%, while its secondary benchmark, the FTSE EPRA Nareit Global Net Index, returned 1.76%.

INVESTMENT ENVIRONMENT

Global equity markets posted positive returns for the 12-month period, amid falling inflation, stronger-than-expected economic data, and hopes that the Federal Reserve (Fed) would pause interest rate hikes sooner than anticipated. This was despite the Fed’s tightening campaign resulting in signs of stress in the banking system, with the second- and third-largest bank failures in U.S. history and the end of Credit Suisse, a 165-year-old global banking institution. Gains largely were driven by the information technology sector, which soared on news that artificial intelligence (AI) development had reached a turning point. However, toward period-end, stocks began to give back some of the gains as fears of rates staying higher for longer weighed on sentiment.

Global property stocks, as measured by the FTSE EPRA NAREIT Global Index, climbed 2.78% over the period, underperforming wider equity markets, which returned 22.58%, as measured by the MSCI World IndexSM. Global property equities made marginal gains over the past 12 months, underperforming broader equities on concerns that tightening lending standards would disproportionately impact the real estate sector. Despite these concerns, we saw evidence of the advantages of lower-leveraged public real estate investment trusts (REITs) that continue to have access to capital, with U.S. REITs accessing the unsecured bond market (post-Silicon Valley Bank fallout). Pleasingly, we are seeing listed REITs begin to make accretive investments in high-quality assets, where in recent years they would have been outbid by more leveraged private investors.

European property stocks saw considerable volatility but advanced, led by German, French, and Spanish names. Asia Pacific property stocks posted a decline, with Australian REITs outperforming in the region, offset by notable weakness from Hong Kong-/China-exposed property stocks, which suffered on concerns that ongoing debt issues engulfing several Chinese property companies may spread.

In the U.S, there was a wide range in sub-sector performance. Data center REITs rallied on hopes that AI developments will greatly improve long-term leasing prospects, with healthcare and industrial REITs also gaining on strong fundamentals. Lagging areas of the market included office, given continued occupancy pressure as technology-focused tenants downsize space requirements due to hybrid work preferences, as well as economic uncertainty and concerns related to more highly levered balance sheets. Apartments and self-storage also lagged on decelerating growth following two years of record demand.

On the operational front, earnings reports generally supported the view that REITs can deliver strong results in 2023, with marginally lower but still solid growth into 2024 as contractual rental uplifts support continued revenue gains, and as supply growth is set to remain muted in most property types, indicative of incumbent landlord pricing power.

PERFORMANCE DISCUSSION

Stock selection-driven results were mixed over the period. Our underweight allocation to data center REITs detracted from relative performance, as did as our overweight

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

allocation to life science REITs, while our exposure to U.S. healthcare and global industrial developer/owners proved beneficial.

At the individual stock level, data center REIT Equinix was our top detractor from relative performance for the period. Data center REITs rallied on positive news about AI development earlier in the year, as investors speculated on long-term demand impacts. We initiated a new position in Equinix toward period-end following an intervening sell-off in the stock.

Our top contributor to relative performance was healthcare REIT Welltower. The company benefited from multiple tailwinds, including an aging population, dwindling new supply, and ongoing recovery in occupancy and rental levels for senior living properties following a prolonged period of COVID-19-induced weakness. The portfolio also benefited from positions in industrial/logistics holdings STAG Industrial and Goodman Group.

OUTLOOK

Real estate markets are facing headwinds from more restrictive financial conditions and an uncertain economic outlook. Against this backdrop, the importance of management, asset, and balance sheet quality is paramount. Within the sector, real estate fundamentals are likely to reflect ongoing divergence across different property types in the years ahead, driven by the themes of changing demographics, digitization, sustainability, and the convenience lifestyle. In our view, therefore, it is crucial to remain selective.

While the private equity commercial real estate market dominates media headlines and is slow to adjust reported values to the challenging macroeconomic landscape, the listed market has reacted already. Shares are trading at historically wide discounts to private asset values and “pricing in” a highly uncertain environment. Public REITs continue to offer reliable and growing income streams, strong balance sheets, demonstrated access to capital, high-quality properties, and astute management teams. From pricing levels that we believe reflect today’s economic reality, these characteristics historically have rewarded investors with current income and growth over time, and we believe they will reward investors yet again.

Thank you for investing in the Janus Henderson Global Real Estate Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Welltower Inc	3.97%	0.50%	Equinix Inc	0.92%	-0.91%
Mitsui Fudosan Co Ltd	3.24%	0.45%	UDR Inc	1.59%	-0.60%
STAG Industrial Inc	2.45%	0.42%	Essex Property Trust Inc	0.39%	-0.56%
Goodman Group	1.41%	0.41%	Digital Realty Trust Inc	1.63%	-0.48%
Chartwell Retirement Residences	1.06%	0.37%	Alexandria Real Estate Equities Inc	2.67%	-0.47%

	5 Top Contributors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Health Care	0.37%	1.06%	0.10%
	Consumer Discretionary	0.32%	0.91%	0.58%
	Communication Services	0.10%	1.02%	0.00%
	Other**	0.06%	1.13%	0.04%
	Information Technology	0.05%	0.00%	0.08%

	1 Top Detractors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Real Estate	-0.99%	95.88%	99.20%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Industrial Real Estate Investment Trusts (REITs)	8.6%
Equinix Inc
Specialized Real Estate Investment Trusts (REITs)	5.7%
VICI Properties Inc
Specialized Real Estate Investment Trusts (REITs)	4.9%
Mitsui Fudosan Co Ltd
Real Estate Management & Development	4.0%
Welltower Inc
Health Care Real Estate Investment Trusts (REITs)	3.8%
27.0%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investments Purchased with Cash Collateral from Securities Lending	1.2%
Investment Companies	0.4%
Other	(1.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	1.08%	1.36%	4.39%	3.97%	1.27%
Class A Shares at MOP	-4.71%	0.17%	3.77%	3.58%
Class C Shares at NAV	0.36%	0.56%	3.60%	3.22%	2.06%
Class C Shares at CDSC	-0.63%	0.56%	3.60%	3.22%
Class D Shares	1.26%	1.54%	4.57%	3.55%	1.08%
Class I Shares	1.42%	1.61%	4.67%	4.24%	1.03%
Class N Shares	1.45%	1.70%	4.72%	4.27%	0.93%
Class S Shares	1.02%	1.17%	4.21%	3.81%	1.46%
Class T Shares	1.19%	1.46%	4.50%	3.74%	1.17%
FTSE EPRA Nareit Global Index	2.78%	-0.79%	2.63%	1.94%
FTSE EPRA Nareit Global Net Index	1.76%	-1.67%	1.76%	N/A**
Morningstar Quartile - Class I Shares	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	146/195	30/183	11/151	5/106

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 28, 2007

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$938.80	$5.01	$1,000.00	$1,019.90	$5.22	1.03%
Class C Shares	$1,000.00	$935.00	$8.88	$1,000.00	$1,015.89	$9.25	1.83%
Class D Shares	$1,000.00	$940.20	$4.18	$1,000.00	$1,020.76	$4.36	0.86%
Class I Shares	$1,000.00	$940.50	$3.79	$1,000.00	$1,021.16	$3.95	0.78%
Class N Shares	$1,000.00	$941.10	$3.26	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$938.70	$5.83	$1,000.00	$1,019.05	$6.07	1.20%
Class T Shares	$1,000.00	$939.80	$4.43	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 99.8%
Diversified Telecommunication Services – 1.0%
Cellnex Telecom SA (144A)*	135,500	$4,710,878
Equity Real Estate Investment Trusts (REITs) – 4.0%
British Land Co PLC	650,000	2,496,732
Merlin Properties Socimi SA	614,295	5,154,857
Mirvac Group	5,126,816	7,042,963
United Urban Investment Corp	3,494	3,638,312
		18,332,864
Health Care Providers & Services – 2.1%
Chartwell Retirement Residences	1,306,051	9,886,020
Health Care Real Estate Investment Trusts (REITs) – 9.2%
Aedifica SA	46,000	2,612,738
Healthpeak Properties Inc	668,246	12,268,997
Sabra Health Care Inc	733,950	10,231,263
Welltower Inc	212,785	17,431,347
		42,544,345
Hotel & Resort Real Estate Investment Trusts (REITs) – 1.5%
Japan Hotel Investment Corp	12,758	6,680,273
Household Durables – 1.5%
NVR Inc*	1,162	6,929,355
Industrial Real Estate Investment Trusts (REITs) – 20.3%
Americold Realty Trust	455,837	13,862,003
Ascendas	3,420,500	6,876,757
Frasers Logistics & Industrial Trust	5,330,300	4,167,892
Goodman Group	472,692	6,546,798
Industrial & Infrastructure Fund Investment Corp	4,759	4,400,417
Prologis Inc	354,359	39,762,623
Segro PLC	875,000	7,631,641
STAG Industrial Inc	299,768	10,344,994
		93,593,125
Office Real Estate Investment Trusts (REITs) – 3.8%
Helical PLC	801,037	2,065,383
Kenedix Office Investment Corp	2,974	6,885,243
Orix JREIT Inc	4,691	5,631,234
Workspace Group PLC	505,000	3,002,818
		17,584,678
Real Estate Management & Development – 21.2%
Ayala Land Inc	10,516,500	5,407,717
Capitaland Investment Ltd/Singapore	2,466,600	5,577,071
CBRE Group Inc*	161,087	11,897,886
China Resources Land Ltd	2,946,000	11,610,528
CK Asset Holdings Ltd	454,000	2,388,040
CTP NV (144A)	271,000	3,878,563
Fastighets AB Balder - Class B*	735,556	3,294,251
LEG Immobilien AG*	44,000	3,038,997
Mitsui Fudosan Co Ltd	836,900	18,435,530
Sun Hung Kai Properties Ltd	598,500	6,365,978
Swire Properties Ltd	2,045,200	4,267,413
Tricon Residential Inc#	1,427,982	10,556,615
VGP NV	47,288	4,388,779
Vonovia SE	280,000	6,747,513
		97,854,881
Residential Real Estate Investment Trusts (REITs) – 7.2%
Camden Property Trust	163,242	15,439,428
UDR Inc	382,183	13,632,468
UNITE Group PLC	403,416	4,394,701
		33,466,597
Retail Real Estate Investment Trusts (REITs) – 16.7%
Agree Realty Corp	235,274	12,996,536
Brixmor Property Group Inc	651,528	13,538,752

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Retail Real Estate Investment Trusts (REITs)– (continued)
Japan Retail Fund Investment Corp	6,453	$4,188,338
Link	892,900	4,352,621
National Retail Properties Inc	380,170	13,435,208
Scentre Group	3,155,483	5,018,630
SITE Centers Corp	930,939	11,478,478
Spirit Realty Capital Inc	360,353	12,082,636
		77,091,199
Specialized Real Estate Investment Trusts (REITs) – 11.3%
Equinix Inc	36,337	26,390,110
Safestore Holdings PLC	379,779	3,407,361
VICI Properties Inc	774,070	22,525,437
		52,322,908
Total Common Stocks (cost $494,316,728)		460,997,123
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $1,792,001)	1,791,642	1,792,180
Investments Purchased with Cash Collateral from Securities Lending– 1.2%
Investment Companies – 1.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	4,557,000	4,557,000
Time Deposits – 0.2%
Royal Bank of Canada, 5.3100%, 10/2/23	$1,139,250	1,139,250
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,696,250)		5,696,250
Total Investments (total cost $501,804,979) – 101.4%		468,485,553
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(6,479,364)
Net Assets – 100%		$462,006,189

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$271,735,951	58.0%
Japan	49,859,347	10.6
United Kingdom	22,998,636	4.9
Canada	20,442,635	4.4
Australia	18,608,391	4.0
Hong Kong	17,374,052	3.7
Singapore	16,621,720	3.5
China	11,610,528	2.5
Spain	9,865,735	2.1
Germany	9,786,510	2.1
Belgium	7,001,517	1.5
Philippines	5,407,717	1.2
Netherlands	3,878,563	0.8
Sweden	3,294,251	0.7

Total	$468,485,553	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$198,370	$(317)	$179	$1,792,180
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Investment Companies - 1.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	7,505∆	-	-	4,557,000
Total Affiliated Investments - 1.4%	$205,875	$(317)	$179	$6,349,180

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	8,309,444	140,249,559	(146,766,685)	1,792,180
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Investment Companies - 1.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	55,187	38,100,646	(33,598,833)	4,557,000

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$5,433,621	$—	$(5,433,621)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index reflects the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $8,589,441, which represents 1.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Health Care Providers & Services	$9,886,020	$-	$-
Health Care Real Estate Investment Trusts (REITs)	39,931,607	2,612,738	-
Household Durables	6,929,355	-	-
Industrial Real Estate Investment Trusts (REITs)	63,969,620	29,623,505	-
Real Estate Management & Development	22,454,501	75,400,380	-
Residential Real Estate Investment Trusts (REITs)	29,071,896	4,394,701	-
Retail Real Estate Investment Trusts (REITs)	63,531,610	13,559,589	-
Specialized Real Estate Investment Trusts (REITs)	48,915,547	3,407,361	-
All Other	-	47,308,693	-
Investment Companies	-	1,792,180	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,696,250	-
Total Assets	$284,690,156	$183,795,397	$-

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $495,455,978)(1)	$462,136,373
Affiliated investments, at value (cost $6,349,001)	6,349,180
Cash denominated in foreign currency (cost $13,417)	13,417
Trustees' deferred compensation	12,053
Receivables:
Dividends	1,873,704
Fund shares sold	392,836
Foreign tax reclaims	350,634
Investments sold	114,921
Dividends from affiliates	13,479
Other assets	1,579
Total Assets	471,258,176
Liabilities:
Collateral for securities loaned (Note 2)	5,696,250
Payables:	—
Fund shares repurchased	2,737,618
Dividends	342,538
Advisory fees	221,666
Transfer agent fees and expenses	70,033
Professional fees	65,992
Trustees' deferred compensation fees	12,053
Custodian fees	9,900
12b-1 Distribution and shareholder servicing fees	6,842
Trustees' fees and expenses	2,832
Affiliated fund administration fees payable	1,041
Accrued expenses and other payables	85,222
Total Liabilities	9,251,987
Commitments and contingent liabilities (Note 3)
Net Assets	$462,006,189

See Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$561,864,166
Total distributable earnings (loss)	(99,857,977)
Total Net Assets	$462,006,189
Net Assets - Class A Shares	$9,944,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	953,501
Net Asset Value Per Share(2)	$10.43
Maximum Offering Price Per Share(3)	$11.07
Net Assets - Class C Shares	$3,249,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	318,935
Net Asset Value Per Share(2)	$10.19
Net Assets - Class D Shares	$37,676,506
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,581,784
Net Asset Value Per Share	$10.52
Net Assets - Class I Shares	$241,438,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,982,962
Net Asset Value Per Share	$10.51
Net Assets - Class N Shares	$96,342,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,169,080
Net Asset Value Per Share	$10.51
Net Assets - Class S Shares	$7,084,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	682,181
Net Asset Value Per Share	$10.39
Net Assets - Class T Shares	$66,270,355
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,311,044
Net Asset Value Per Share	$10.50

(1) Includes $5,433,621 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$17,464,274
Dividends from affiliates	198,370
Affiliated securities lending income, net	7,505
Unaffiliated securities lending income, net	1,924
Other income	20,289
Foreign tax withheld	(576,004)
Total Investment Income	17,116,358
Expenses:
Advisory fees	4,391,977
12b-1 Distribution and shareholder servicing fees:
Class A Shares	29,114
Class C Shares	40,173
Class S Shares	18,995
Transfer agent administrative fees and expenses:
Class D Shares	52,679
Class S Shares	19,029
Class T Shares	205,330
Transfer agent networking and omnibus fees:
Class A Shares	9,515
Class C Shares	4,214
Class I Shares	366,542
Other transfer agent fees and expenses:
Class A Shares	897
Class C Shares	218
Class D Shares	14,695
Class I Shares	19,182
Class N Shares	4,219
Class S Shares	282
Class T Shares	1,450
Registration fees	126,987
Shareholder reports expense	87,877
Professional fees	78,852
Custodian fees	47,535
Affiliated fund administration fees	18,255
Trustees’ fees and expenses	13,544
Other expenses	112,295
Total Expenses	5,663,856
Less: Excess Expense Reimbursement and Waivers	(4,124)
Net Expenses	5,659,732
Net Investment Income/(Loss)	11,456,626

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(42,618,412)
Investments in affiliates	(317)
Total Net Realized Gain/(Loss) on Investments	(42,618,729)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	49,017,248
Investments in affiliates	179
Total Change in Unrealized Net Appreciation/Depreciation	49,017,427
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,855,324

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$11,456,626	$14,731,330
Net realized gain/(loss) on investments	(42,618,729)	(13,010,038)
Change in unrealized net appreciation/depreciation	49,017,427	(205,235,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,855,324	(203,514,565)
Dividends and Distributions to Shareholders:
Class A Shares	(225,745)	(839,084)
Class C Shares	(48,188)	(330,381)
Class D Shares	(943,835)	(3,281,953)
Class I Shares	(6,948,738)	(30,872,396)
Class N Shares	(2,192,375)	(6,399,486)
Class S Shares	(138,053)	(485,221)
Class T Shares	(1,655,740)	(6,552,609)
Net Decrease from Dividends and Distributions to Shareholders	(12,152,674)	(48,761,130)
Capital Share Transactions:
Class A Shares	(1,582,808)	904,085
Class C Shares	(1,337,251)	(306,068)
Class D Shares	(7,066,110)	3,842,929
Class I Shares	(148,381,631)	(9,479,268)
Class N Shares	15,608,515	(434,386)
Class S Shares	(101,876)	971,554
Class T Shares	(22,376,999)	414,322
Net Increase/(Decrease) from Capital Share Transactions	(165,238,160)	(4,086,832)
Net Increase/(Decrease) in Net Assets	(159,535,510)	(256,362,527)
Net Assets:
Beginning of period	621,541,699	877,904,226
End of period	$462,006,189	$621,541,699

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.53	$14.65	$12.18	$13.00	$11.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.21	0.32	0.18	0.18
Net realized and unrealized gain/(loss)	(0.08)(2)	(3.55)	2.38	(0.49)	1.72
Total from Investment Operations	0.12	(3.34)	2.70	(0.31)	1.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.38)	(0.23)	(0.37)	(0.36)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.22)	(0.78)	(0.23)	(0.51)	(0.58)
Net Asset Value, End of Period	$10.43	$10.53	$14.65	$12.18	$13.00
Total Return*	1.08%	(24.19)%	22.32%	(2.53)%	17.12%
Net Assets, End of Period (in thousands)	$9,944	$11,566	$15,294	$9,857	$9,167
Average Net Assets for the Period (in thousands)	$11,681	$15,160	$12,864	$11,509	$7,245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.27%	1.23%	1.25%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.27%	1.23%	1.25%	1.35%
Ratio of Net Investment Income/(Loss)	1.80%	1.56%	2.25%	1.42%	1.46%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.28	$14.34	$11.98	$12.81	$11.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.10	0.18	0.08	0.09
Net realized and unrealized gain/(loss)	(0.07)(2)	(3.46)	2.37	(0.49)	1.69
Total from Investment Operations	0.04	(3.36)	2.55	(0.41)	1.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.30)	(0.19)	(0.28)	(0.28)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.13)	(0.70)	(0.19)	(0.42)	(0.50)
Net Asset Value, End of Period	$10.19	$10.28	$14.34	$11.98	$12.81
Total Return*	0.36%	(24.81)%	21.34%	(3.33)%	16.19%
Net Assets, End of Period (in thousands)	$3,249	$4,548	$6,766	$5,908	$8,020
Average Net Assets for the Period (in thousands)	$4,165	$6,321	$6,420	$7,522	$7,211
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	2.00%	2.03%	2.03%	2.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.99%	2.00%	2.03%	2.03%	2.09%
Ratio of Net Investment Income/(Loss)	1.00%	0.75%	1.31%	0.65%	0.73%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.62	$14.77	$12.26	$13.09	$11.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.24	0.34	0.20	0.20
Net realized and unrealized gain/(loss)	(0.08)(2)	(3.58)	2.41	(0.50)	1.73
Total from Investment Operations	0.14	(3.34)	2.75	(0.30)	1.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.41)	(0.24)	(0.39)	(0.38)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.24)	(0.81)	(0.24)	(0.53)	(0.60)
Net Asset Value, End of Period	$10.52	$10.62	$14.77	$12.26	$13.09
Total Return*	1.26%	(24.05)%	22.59%	(2.39)%	17.31%
Net Assets, End of Period (in thousands)	$37,677	$44,666	$58,872	$42,584	$46,239
Average Net Assets for the Period (in thousands)	$45,076	$58,433	$49,730	$47,764	$39,590
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.08%	1.06%	1.08%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.08%	1.06%	1.08%	1.16%
Ratio of Net Investment Income/(Loss)	1.98%	1.74%	2.41%	1.62%	1.65%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.60	$14.75	$12.25	$13.08	$11.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.24	0.34	0.22	0.20
Net realized and unrealized gain/(loss)	(0.07)(2)	(3.58)	2.41	(0.51)	1.74
Total from Investment Operations	0.16	(3.34)	2.75	(0.29)	1.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.41)	(0.25)	(0.40)	(0.39)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.25)	(0.81)	(0.25)	(0.54)	(0.61)
Net Asset Value, End of Period	$10.51	$10.60	$14.75	$12.25	$13.08
Total Return*	1.42%	(24.04)%	22.56%	(2.31)%	17.41%
Net Assets, End of Period (in thousands)	$241,439	$383,144	$551,129	$408,928	$211,998
Average Net Assets for the Period (in thousands)	$329,234	$531,316	$484,077	$291,765	$186,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.03%	1.00%	1.02%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.03%	1.00%	1.02%	1.09%
Ratio of Net Investment Income/(Loss)	2.00%	1.77%	2.44%	1.83%	1.68%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.61	$14.76	$12.24	$13.07	$11.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.26	0.35	0.23	0.27
Net realized and unrealized gain/(loss)	(0.09)(2)	(3.58)	2.42	(0.51)	1.67
Total from Investment Operations	0.16	(3.32)	2.77	(0.28)	1.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.43)	(0.25)	(0.41)	(0.40)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.26)	(0.83)	(0.25)	(0.55)	(0.62)
Net Asset Value, End of Period	$10.51	$10.61	$14.76	$12.24	$13.07
Total Return*	1.45%	(23.94)%	22.80%	(2.22)%	17.43%
Net Assets, End of Period (in thousands)	$96,342	$82,484	$114,928	$88,550	$71,472
Average Net Assets for the Period (in thousands)	$91,630	$106,338	$104,011	$80,627	$34,671
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.92%	0.90%	0.92%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.92%	0.90%	0.92%	0.99%
Ratio of Net Investment Income/(Loss)	2.22%	1.88%	2.49%	1.84%	2.28%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.48	$14.59	$12.15	$12.97	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.19	0.29	0.16	0.15
Net realized and unrealized gain/(loss)	(0.08)(2)	(3.54)	2.37	(0.49)	1.72
Total from Investment Operations	0.11	(3.35)	2.66	(0.33)	1.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.36)	(0.22)	(0.35)	(0.34)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.20)	(0.76)	(0.22)	(0.49)	(0.56)
Net Asset Value, End of Period	$10.39	$10.48	$14.59	$12.15	$12.97
Total Return*	1.02%	(24.37)%	22.03%	(2.69)%	16.86%
Net Assets, End of Period (in thousands)	$7,085	$7,238	$9,178	$6,692	$5,177
Average Net Assets for the Period (in thousands)	$7,631	$9,305	$7,647	$6,265	$3,433
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.46%	1.43%	1.46%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.45%	1.43%	1.46%	1.53%
Ratio of Net Investment Income/(Loss)	1.66%	1.38%	2.06%	1.30%	1.28%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.60	$14.75	$12.25	$13.08	$11.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.23	0.32	0.19	0.19
Net realized and unrealized gain/(loss)	(0.09)(2)	(3.59)	2.42	(0.50)	1.74
Total from Investment Operations	0.13	(3.36)	2.74	(0.31)	1.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.39)	(0.24)	(0.38)	(0.38)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)
Total Dividends and Distributions	(0.23)	(0.79)	(0.24)	(0.52)	(0.60)
Net Asset Value, End of Period	$10.50	$10.60	$14.75	$12.25	$13.08
Total Return*	1.19%	(24.15)%	22.49%	(2.47)%	17.27%
Net Assets, End of Period (in thousands)	$66,270	$87,895	$121,737	$91,313	$80,573
Average Net Assets for the Period (in thousands)	$82,426	$114,716	$107,523	$95,019	$54,353
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.17%	1.14%	1.16%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.17%	1.14%	1.16%	1.23%
Ratio of Net Investment Income/(Loss)	1.91%	1.65%	2.30%	1.57%	1.59%
Portfolio Turnover Rate	66%	68%	77%	69%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	27

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when

28	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,433,621. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $5,696,250, resulting in the net amount due to the counterparty of $262,629.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.75%, and the Fund’s benchmark index used in the calculation is the FTSE EPRA Nareit Global Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could

Janus Investment Fund	29

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.77%.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

30	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $2,915.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

Janus Investment Fund	31

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $308.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 3,166,586	$ -	$ (59,937,512)	$ -	$ (44,834)	$(43,042,217)

32	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(47,611,541)	$(12,325,971)	$ (59,937,512)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 511,527,770	$24,980,706	$(68,022,923)	$ (43,042,217)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,152,674	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 24,663,167	$ 24,097,963	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

Janus Investment Fund	33

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	168,443	$ 1,902,931	222,130	$ 3,085,637
Reinvested dividends and distributions	17,846	194,636	49,083	705,517
Shares repurchased	(331,519)	(3,680,375)	(216,286)	(2,887,069)
Net Increase/(Decrease)	(145,230)	$ (1,582,808)	54,927	$ 904,085
Class C Shares:
Shares sold	22,294	$ 250,762	59,826	$ 815,647
Reinvested dividends and distributions	4,051	43,189	20,592	294,979
Shares repurchased	(149,786)	(1,631,202)	(109,948)	(1,416,694)
Net Increase/(Decrease)	(123,441)	$ (1,337,251)	(29,530)	$ (306,068)
Class D Shares:
Shares sold	260,998	$ 2,994,705	870,256	$ 12,510,701
Reinvested dividends and distributions	82,770	911,461	222,584	3,212,973
Shares repurchased	(969,552)	(10,972,276)	(870,874)	(11,880,745)
Net Increase/(Decrease)	(625,784)	$ (7,066,110)	221,966	$ 3,842,929
Class I Shares:
Shares sold	8,679,365	$ 98,540,628	10,806,963	$149,882,756
Reinvested dividends and distributions	572,151	6,302,570	1,919,517	27,671,302
Shares repurchased	(22,409,036)	(253,224,829)	(13,943,994)	(187,033,326)
Net Increase/(Decrease)	(13,157,520)	$(148,381,631)	(1,217,514)	$ (9,479,268)
Class N Shares:
Shares sold	3,125,805	$ 35,447,260	1,590,545	$ 21,781,419
Reinvested dividends and distributions	140,563	1,540,223	294,697	4,241,519
Shares repurchased	(1,875,133)	(21,378,968)	(1,894,627)	(26,457,324)
Net Increase/(Decrease)	1,391,235	$ 15,608,515	(9,385)	$ (434,386)
Class S Shares:
Shares sold	104,100	$ 1,150,547	198,787	$ 2,799,261
Reinvested dividends and distributions	12,723	138,053	33,774	485,221
Shares repurchased	(125,025)	(1,390,476)	(171,061)	(2,312,928)
Net Increase/(Decrease)	(8,202)	$ (101,876)	61,500	$ 971,554
Class T Shares:
Shares sold	679,178	$ 7,718,304	1,502,556	$ 20,495,414
Reinvested dividends and distributions	149,201	1,640,171	448,196	6,474,103
Shares repurchased	(2,811,852)	(31,735,474)	(1,912,303)	(26,555,195)
Net Increase/(Decrease)	(1,983,473)	$ (22,376,999)	38,449	$ 414,322

34	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$372,497,302	$525,271,291	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Real Estate Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	37

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

38	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	39

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

40	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	41

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

42	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	45

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

46	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Qualified Dividend Income Percentage	23%

Janus Investment Fund	51

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

52	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	53

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	55

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

56	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	57

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

58	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Greg Kuhl 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	3/19-Present	Portfolio Manager of other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2023

Janus Henderson Global Real Estate Fund

Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93044 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Centralized Equity Research

PERFORMANCE

The Janus Henderson Global Research Fund Class I Shares returned 25.31% for the 12-month period ended September 30, 2023, while its primary benchmark, the MSCI World IndexSM, returned 21.95%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 20.80%.

INVESTMENT ENVIRONMENT

Global equities rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow central banks to slow their interest rate hikes. Chinese authorities also announced the relaxation of zero COVID-19 policies, which was viewed as a potential positive development for global economic growth. Equities continued to rally in the first half of 2023 despite periods of volatility. While the pace of interest rate increases appeared to moderate, most developed market central banks remained in tightening mode. Equities generally declined in the third quarter of 2023 as investors grew more concerned about the outlook for economic growth, inflation, and interest rates. Hopes for a near-term shift in central bank policies also gave way to a realization that interest rates may remain higher for longer given persistent inflation and rising energy prices. While U.S. economic growth appeared resilient, there were signs of slowing activity in Europe and other markets. A weaker-than-expected recovery in China added to global economic uncertainty. Despite the third-quarter market decline, global stocks still ended the twelve-month performance period with strong positive performance.

PERFORMANCE DISCUSSION

We were pleased that the Fund outperformed both benchmarks for the reporting period. At the same time, our primary focus remains on the long view. We continue to look for opportunities to capitalize on long-term trends that may play out over the next three to five years, creating above-average earnings growth potential for disciplined and innovative companies. To take advantage of these long-term opportunities, we remain focused on what we view to be our strengths: picking stocks and avoiding macroeconomic risks. We continue to rely on the stock-picking expertise of our seven global sector teams that employ a bottom-up, fundamental approach to identify what we consider the best long-term global growth opportunities.

On an individual stock basis, relative contributors included materials companies such as Ferguson, a leading distributor of plumbing and building products to the residential and commercial markets. The company reported solid financial performance, exhibiting resilience in both its revenue growth and margins despite economic headwinds for construction. It continued to gain share and grow at a faster pace than its end markets. Additionally, Ferguson has used its strong free cash flow to return money to shareholders through stock repurchases.

Information technology holding Nvidia was another standout performer. The graphics chipmaker has benefited from its diverse portfolio of new products targeting the gaming and data center markets. In particular, it has experienced accelerating demand for its data center graphics processing units (GPUs), which are in high demand to support generative artificial intelligence (AI) applications. As a result, Nvidia reported revenue growth that well exceeded analyst targets, assisted by surging demand for its products from data centers, cloud service providers, consumer internet companies, and AI startups. Nvidia’s management indicated they expect data center demand to accelerate into 2024, as technology companies rush to deploy AI-related capabilities. Moreover, it reported strength in its gaming business, fueled by robust demand for its RTX 40x Ada Lovelace GPUs.

On a negative note, economic uncertainty pressured equity performance for U.S.-based global spirits company Pernod Ricard, which owns brands such as Absolut Vodka and G.H. Mumm Champagne. While the company’s

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

financial results have been relatively resilient, the stock sold off in the third quarter after it warned that economic headwinds might dampen beverage sales in the U.S. It also expressed caution about its near-term business outlook in China, given signs of slowing consumer spending. On a positive note, the company reported market share gains in other countries, notably India. We remain invested in Pernod Ricard due to its strong market positioning and diversified product portfolio, as well as the management team’s focus on margin improvement.

Signs of slowing Chinese economic growth also weighed on share price performance for e-commerce retailer JD.com, another detractor. JD.com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID-19 lockdowns, however, these market share advantages started to narrow. This led the company to announce new advertising and promotional programs that investors worried would narrow its profit margins. Despite near-term uncertainty, we believe JD.com is well positioned within China's retail space, and we continue to own the position.

OUTLOOK

While overall economic growth has remained relatively resilient, we have seen pockets of weakness, especially in manufacturing. This weakness may broaden out, as consumer spending is showing early signs of softening due to higher living costs and the ending of fiscal support. We recognize that we have yet to see the full impact of central bank rate hikes, which can take 18 months to affect the economy. Policymakers have also indicated that we are likely to see an extended period of higher rates with implications for economic growth, corporate earnings, and equity market performance.

Our response to this environment is the same risk-conscious investment approach we have always followed. We continue to seek out companies with high-quality business models, robust cash flow, and proven management teams. We also pay close attention to the quality of corporate balance sheets and capital allocation, favoring companies that continue to reinvest in the business and pursue innovation. Adhering to this fundamentals-driven approach, we are seeking out longer-term secular growth opportunities in sectors such as healthcare and information technology. We remain opportunistic in other sectors, where we can identify improving business models and economic conditions. We also continue to limit exposure to markets, such as China, where we see higher economic and market risks. Through this disciplined, fundamentals-driven investment approach, we will continue to pursue our goal of long-term growth of capital.

Thank you for your investment in Janus Henderson Global Research Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Ferguson PLC	1.97%	0.70%	Pernod Ricard SA	1.78%	-0.54%
NVIDIA Corp	1.72%	0.53%	JD.Com Inc - Class A	0.49%	-0.53%
Booking Holdings Inc	1.14%	0.50%	T-Mobile US Inc	1.82%	-0.35%
ASML Holding NV	2.11%	0.46%	Charles Schwab Corp	0.84%	-0.33%
Vistra Energy Corp	1.18%	0.45%	Hexagon AB - Class B	1.04%	-0.30%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Industrials	1.59%	17.32%	17.17%
	Energy	0.91%	8.08%	8.08%
	Financials	0.88%	17.82%	17.74%
	Technology	0.69%	19.31%	19.38%
	Consumer	0.21%	15.83%	15.73%

	3 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communications	-0.82%	7.94%	8.25%
	Other**	-0.05%	0.16%	0.09%
	Healthcare	0.07%	13.54%	13.55%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.2%
Apple Inc
Technology Hardware, Storage & Peripherals	4.4%
Alphabet Inc - Class C
Interactive Media & Services	3.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.6%
Amazon.com Inc
Multiline Retail	2.5%
17.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Preferred Stocks	0.7%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Investment Companies	0.1%
Private Placements	0.0%
Warrants	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	24.93%	7.17%	8.27%	8.60%	1.03%
Class A Shares at MOP	17.75%	5.91%	7.63%	8.26%
Class C Shares at NAV	23.99%	6.45%	7.53%	7.81%	1.76%
Class C Shares at CDSC	22.99%	6.45%	7.53%	7.81%
Class D Shares	25.21%	7.48%	8.56%	8.80%	0.75%
Class I Shares	25.31%	7.56%	8.65%	8.87%	0.68%
Class N Shares	25.38%	7.63%	8.62%	8.81%	0.62%
Class R Shares	24.43%	6.79%	7.90%	8.22%	1.39%
Class S Shares	24.76%	7.10%	8.19%	8.44%	1.13%
Class T Shares	25.10%	7.38%	8.47%	8.73%	0.86%
MSCI World Index	21.95%	7.26%	8.26%	6.93%
MSCI All Country World Index	20.80%	6.46%	7.56%	6.65%
Morningstar Quartile - Class T Shares	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	65/359	90/300	108/240	33/148

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,038.80	$4.50	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	$1,000.00	$1,034.80	$8.52	$1,000.00	$1,016.70	$8.44	1.67%
Class D Shares	$1,000.00	$1,040.00	$3.38	$1,000.00	$1,021.76	$3.35	0.66%
Class I Shares	$1,000.00	$1,040.40	$3.07	$1,000.00	$1,022.06	$3.04	0.60%
Class N Shares	$1,000.00	$1,040.70	$2.71	$1,000.00	$1,022.41	$2.69	0.53%
Class R Shares	$1,000.00	$1,036.70	$6.69	$1,000.00	$1,018.50	$6.63	1.31%
Class S Shares	$1,000.00	$1,038.10	$5.31	$1,000.00	$1,019.85	$5.27	1.04%
Class T Shares	$1,000.00	$1,039.50	$3.89	$1,000.00	$1,021.26	$3.85	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.8%
Aerospace & Defense – 3.0%
Airbus SE	224,951	$30,090,355
BAE Systems PLC	3,561,972	43,231,174
General Dynamics Corp	74,958	16,563,469
		89,884,998
Air Freight & Logistics – 1.1%
United Parcel Service Inc	215,556	33,598,714
Airlines – 0.4%
Ryanair Holdings PLC (ADR)*	130,192	12,655,964
Automobiles – 0.3%
Tesla Inc*	36,896	9,232,117
Banks – 5.9%
Bank of America Corp	839,129	22,975,352
BNP Paribas SA	470,742	29,964,703
HDFC Bank Ltd	822,944	15,071,210
JPMorgan Chase & Co	386,644	56,071,113
Natwest Group PLC	8,109,750	23,201,017
UniCredit SpA	1,080,483	25,851,629
		173,135,024
Beverages – 4.0%
Constellation Brands Inc - Class A	191,235	48,063,093
Monster Beverage Corp	559,137	29,606,304
Pernod Ricard SA	244,252	40,652,812
		118,322,209
Biotechnology – 2.0%
Amgen Inc	24,939	6,702,606
Argenx SE (ADR)*	13,313	6,545,070
Ascendis Pharma A/S (ADR)*	56,531	5,293,563
Madrigal Pharmaceuticals Inc*	38,340	5,599,174
Sarepta Therapeutics Inc*	112,970	13,694,223
Vertex Pharmaceuticals Inc*	61,644	21,436,085
		59,270,721
Capital Markets – 2.9%
Ares Management Corp - Class A	18,285	1,880,978
Blackstone Group Inc	192,725	20,648,556
Charles Schwab Corp	442,798	24,309,610
LPL Financial Holdings Inc	85,385	20,291,745
Morgan Stanley	227,527	18,582,130
		85,713,019
Chemicals – 2.9%
Linde PLC	156,192	58,158,091
Sherwin-Williams Co	104,930	26,762,396
		84,920,487
Consumer Finance – 1.0%
Capital One Financial Corp	205,231	19,917,669
OneMain Holdings Inc	235,056	9,423,395
		29,341,064
Diversified Financial Services – 4.4%
Apollo Global Management Inc	243,574	21,863,202
Global Payments Inc	124,358	14,349,670
Mastercard Inc	126,140	49,940,087
Visa Inc	192,314	44,234,143
		130,387,102
Electric Utilities – 0.2%
NextEra Energy Inc	77,893	4,462,490
Electronic Equipment, Instruments & Components – 0.9%
Hexagon AB - Class B	3,154,144	26,853,397
Entertainment – 2.0%
Liberty Media Corp-Liberty Formula One - Class C*	19,148	614,651

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment– (continued)
Liberty Media Corp-Liberty Formula One - Series C*	483,459	$30,119,496
Netflix Inc*	47,179	17,814,790
Nexon Co Ltd	633,600	11,249,656
		59,798,593
Health Care Equipment & Supplies – 2.0%
Abbott Laboratories	149,655	14,494,087
Boston Scientific Corp*	439,882	23,225,770
Edwards Lifesciences Corp*	160,564	11,123,874
Stryker Corp	37,338	10,203,355
		59,047,086
Health Care Providers & Services – 1.6%
HCA Healthcare Inc	59,411	14,613,918
UnitedHealth Group Inc	63,332	31,931,361
		46,545,279
Hotels, Restaurants & Leisure – 3.1%
Booking Holdings Inc*	10,109	31,175,651
Entain PLC	1,457,924	16,591,495
McDonald's Corp	172,350	45,403,884
		93,171,030
Independent Power and Renewable Electricity Producers – 1.7%
RWE AG	201,205	7,476,094
Vistra Energy Corp	1,313,212	43,572,374
		51,048,468
Insurance – 3.0%
AIA Group Ltd	1,851,300	14,975,767
Aon PLC - Class A	52,543	17,035,491
Beazley PLC	1,494,059	10,046,837
Intact Financial Corp	53,181	7,754,143
Progressive Corp/The	284,260	39,597,418
		89,409,656
Interactive Media & Services – 5.0%
Alphabet Inc - Class C*	676,335	89,174,770
Meta Platforms Inc - Class A*	197,405	59,262,955
		148,437,725
Life Sciences Tools & Services – 1.2%
Danaher Corp	57,694	14,313,881
Thermo Fisher Scientific Inc	40,207	20,351,577
		34,665,458
Machinery – 3.3%
Atlas Copco AB - Class A	2,441,479	32,721,265
Deere & Co	79,381	29,956,802
Parker-Hannifin Corp	86,972	33,877,333
		96,555,400
Metals & Mining – 2.4%
Freeport-McMoRan Inc	479,110	17,866,012
Rio Tinto PLC	233,259	14,650,247
Teck Resources Ltd	864,001	37,191,295
		69,707,554
Multiline Retail – 3.0%
Amazon.com Inc*	584,583	74,312,191
JD.Com Inc - Class A	912,978	13,270,451
		87,582,642
Oil, Gas & Consumable Fuels – 6.7%
Canadian Natural Resources Ltd	524,575	33,928,774
Cheniere Energy Inc	74,560	12,373,978
ConocoPhillips	270,766	32,437,767
EOG Resources Inc	193,684	24,551,384
Marathon Petroleum Corp	277,497	41,996,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
Suncor Energy Inc	614,643	$21,139,809
TC Energy Corp#	576,201	19,817,649
TotalEnergies SE	202,378	13,316,131
		199,561,888
Personal Products – 1.9%
Unilever PLC	1,133,850	56,124,068
Pharmaceuticals – 6.0%
AstraZeneca PLC	204,788	27,555,174
Catalent Inc*	110,704	5,040,353
Eli Lilly & Co	30,591	16,431,344
Merck & Co Inc	288,246	29,674,926
Novartis AG	217,733	22,224,400
Novo Nordisk A/S - Class B	281,350	25,597,774
Organon & Co	216,841	3,764,360
Roche Holding AG	68,690	18,741,359
Sanofi	178,703	19,172,587
Zoetis Inc	51,290	8,923,434
		177,125,711
Road & Rail – 0.5%
Uber Technologies Inc*	333,112	15,319,821
Semiconductor & Semiconductor Equipment – 7.4%
Advanced Micro Devices Inc*	165,584	17,025,347
ASML Holding NV	66,878	39,267,981
Broadcom Inc	18,011	14,959,576
Lam Research Corp	28,163	17,651,723
Marvell Technology Inc	191,463	10,363,892
NVIDIA Corp	175,146	76,186,758
Taiwan Semiconductor Manufacturing Co Ltd	1,906,000	30,935,056
Texas Instruments Inc	75,531	12,010,184
		218,400,517
Software – 9.0%
Adobe Inc*	39,213	19,994,709
Atlassian Corp - Class A*	28,215	5,685,605
Constellation Software Inc/Canada	5,441	11,234,036
Microsoft Corp	484,935	153,118,226
Palo Alto Networks Inc*	67,554	15,837,360
ServiceNow Inc*	16,655	9,309,479
Synopsys Inc*	66,750	30,636,247
Workday Inc - Class A*	94,556	20,315,357
		266,131,019
Specialty Retail – 1.2%
O'Reilly Automotive Inc*	39,433	35,839,076
Technology Hardware, Storage & Peripherals – 4.4%
Apple Inc	762,637	130,571,081
Textiles, Apparel & Luxury Goods – 1.1%
LVMH Moet Hennessy Louis Vuitton SE	28,680	21,633,985
Moncler SpA	166,824	9,682,057
		31,316,042
Trading Companies & Distributors – 1.8%
Ferguson PLC	326,133	53,615,793
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	325,674	45,610,644
Total Common Stocks (cost $2,030,795,008)		2,923,361,857
Preferred Stocks– 0.7%
Automobiles – 0.7%
Dr Ing hc F Porsche AG (144A)((cost $17,143,205)	213,395	20,067,403

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Private Placements– 0%
Health Care Providers & Services – 0%
API Holdings Private Ltd*,¢,§((cost $9,401,252)	12,941,830	$754,351
Warrants– 0%
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*((cost $0)	5,441	0
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $2,122,444)	2,122,014	2,122,650
Investments Purchased with Cash Collateral from Securities Lending– 0.5%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	12,504,400	12,504,400
Time Deposits – 0.1%
Royal Bank of Canada, 5.3100%, 10/2/23	$3,126,100	3,126,100
Total Investments Purchased with Cash Collateral from Securities Lending (cost $15,630,500)		15,630,500
Total Investments (total cost $2,075,092,409) – 100.1%		2,961,936,761
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(2,446,541)
Net Assets – 100%		$2,959,490,220

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,145,406,023	72.4%
France	154,830,573	5.2
United Kingdom	135,275,944	4.6
Canada	131,065,706	4.4
Netherlands	95,392,049	3.2
Sweden	59,574,662	2.0
Switzerland	40,965,759	1.4
Italy	35,533,686	1.2
Taiwan	30,935,056	1.1
Denmark	30,891,337	1.1
Germany	27,543,497	0.9
India	15,825,561	0.5
Hong Kong	14,975,767	0.5
China	13,270,451	0.5
Ireland	12,655,964	0.4
Japan	11,249,656	0.4
Belgium	6,545,070	0.2

Total	$2,961,936,761	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$117,655	$273	$206	$2,122,650
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	28,759∆	-	-	12,504,400
Total Affiliated Investments - 0.5%	$146,414	$273	$206	$14,627,050

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	8,553,298	168,035,123	(174,466,250)	2,122,650
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	977,540	156,921,430	(145,394,570)	12,504,400

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$14,789,264	$—	$(14,789,264)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $20,067,403, which represents 0.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $754,351, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$9,401,252	$754,351	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$16,563,469	$73,321,529	$-
Banks	79,046,465	94,088,559	-
Beverages	77,669,397	40,652,812	-
Electronic Equipment, Instruments & Components	-	26,853,397	-
Entertainment	48,548,937	11,249,656	-
Hotels, Restaurants & Leisure	76,579,535	16,591,495	-
Independent Power and Renewable Electricity Producers	43,572,374	7,476,094	-
Insurance	64,387,052	25,022,604	-
Machinery	63,834,135	32,721,265	-
Metals & Mining	55,057,307	14,650,247	-
Multiline Retail	74,312,191	13,270,451	-
Oil, Gas & Consumable Fuels	186,245,757	13,316,131	-
Personal Products	-	56,124,068	-
Pharmaceuticals	63,834,417	113,291,294	-
Semiconductor & Semiconductor Equipment	148,197,480	70,203,037	-
Textiles, Apparel & Luxury Goods	-	31,316,042	-
Trading Companies & Distributors	-	53,615,793	-
All Other	1,231,748,867	-	-
Preferred Stocks	-	20,067,403	-
Private Placements	-	-	754,351
Warrants	-	0	-
Investment Companies	-	2,122,650	-
Investments Purchased with Cash Collateral from Securities Lending	-	15,630,500	-
Total Assets	$2,229,597,383	$731,585,027	$754,351

14	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,060,465,565)(1)	$2,947,309,711
Affiliated investments, at value (cost $14,626,844)	14,627,050
Trustees' deferred compensation	77,271
Receivables:
Investments sold	28,548,855
Dividends	1,724,667
Foreign tax reclaims	1,643,866
Fund shares sold	565,547
Dividends from affiliates	11,715
Other assets	13,493
Total Assets	2,994,522,175
Liabilities:
Collateral for securities loaned (Note 2)	15,630,500
Payables:	—
Investments purchased	16,733,516
Advisory fees	1,292,330
Fund shares repurchased	545,935
Transfer agent fees and expenses	476,148
Trustees' deferred compensation fees	77,271
Professional fees	62,180
Trustees' fees and expenses	15,709
Custodian fees	14,882
12b-1 Distribution and shareholder servicing fees	13,014
Affiliated fund administration fees payable	6,476
Foreign tax liability	2,934
Accrued expenses and other payables	161,060
Total Liabilities	35,031,955
Commitments and contingent liabilities (Note 3)
Net Assets	$2,959,490,220

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,922,591,245
Total distributable earnings (loss) (includes $2,934 of foreign capital gains tax)	1,036,898,975
Total Net Assets	$2,959,490,220
Net Assets - Class A Shares	$19,068,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	210,801
Net Asset Value Per Share(2)	$90.46
Maximum Offering Price Per Share(3)	$95.98
Net Assets - Class C Shares	$2,436,649
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,176
Net Asset Value Per Share(2)	$86.48
Net Assets - Class D Shares	$1,685,915,050
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,897,137
Net Asset Value Per Share	$89.22
Net Assets - Class I Shares	$119,711,892
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,315,641
Net Asset Value Per Share	$90.99
Net Assets - Class N Shares	$36,233,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	406,724
Net Asset Value Per Share	$89.09
Net Assets - Class R Shares	$6,984,692
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,684
Net Asset Value Per Share	$88.77
Net Assets - Class S Shares	$16,766,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	184,920
Net Asset Value Per Share	$90.67
Net Assets - Class T Shares	$1,072,374,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,043,070
Net Asset Value Per Share	$89.04

(1) Includes $14,789,264 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$49,576,008
Dividends from affiliates	117,655
Affiliated securities lending income, net	28,759
Other income	338,381
Foreign tax withheld	(2,482,856)
Total Investment Income	47,577,947
Expenses:
Advisory fees	15,075,513
12b-1 Distribution and shareholder servicing fees:
Class A Shares	46,565
Class C Shares	27,889
Class R Shares	39,256
Class S Shares	40,616
Transfer agent administrative fees and expenses:
Class D Shares	1,935,699
Class R Shares	19,673
Class S Shares	40,618
Class T Shares	2,633,880
Transfer agent networking and omnibus fees:
Class A Shares	19,339
Class C Shares	2,560
Class I Shares	79,877
Other transfer agent fees and expenses:
Class A Shares	1,187
Class C Shares	146
Class D Shares	259,776
Class I Shares	5,893
Class N Shares	1,420
Class R Shares	121
Class S Shares	313
Class T Shares	11,686
Shareholder reports expense	276,345
Professional fees	145,302
Registration fees	139,942
Custodian fees	109,254
Affiliated fund administration fees	93,281
Trustees’ fees and expenses	70,950
Other expenses	228,545
Total Expenses	21,305,646
Less: Excess Expense Reimbursement and Waivers	(135,523)
Net Expenses	21,170,123
Net Investment Income/(Loss)	26,407,824

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$126,716,470
Investments in affiliates	273
Total Net Realized Gain/(Loss) on Investments	126,716,743
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	468,916,588
Investments in affiliates	206
Total Change in Unrealized Net Appreciation/Depreciation	468,916,794
Net Increase/(Decrease) in Net Assets Resulting from Operations	$622,041,361

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$26,407,824	$21,631,736
Net realized gain/(loss) on investments	126,716,743	109,215,158
Change in unrealized net appreciation/depreciation	468,916,794	(907,116,204)
Net Increase/(Decrease) in Net Assets Resulting from Operations	622,041,361	(776,269,310)
Dividends and Distributions to Shareholders:
Class A Shares	(728,299)	(2,432,950)
Class C Shares	(112,458)	(478,940)
Class D Shares	(67,926,045)	(212,599,273)
Class I Shares	(4,815,704)	(15,452,023)
Class N Shares	(1,543,781)	(4,330,870)
Class R Shares	(332,948)	(1,035,016)
Class S Shares	(583,254)	(2,106,969)
Class T Shares	(42,103,204)	(139,551,040)
Net Decrease from Dividends and Distributions to Shareholders	(118,145,693)	(377,987,081)
Capital Share Transactions:
Class A Shares	(1,356,516)	678,202
Class C Shares	(1,101,199)	(32,373)
Class D Shares	(24,905,852)	116,945,555
Class I Shares	(739,299)	770,181
Class N Shares	(508,222)	348,344
Class R Shares	(2,628,478)	1,920,902
Class S Shares	(90,079)	(3,708,048)
Class T Shares	(27,710,401)	33,302,471
Net Increase/(Decrease) from Capital Share Transactions	(59,040,046)	150,225,234
Net Increase/(Decrease) in Net Assets	444,855,622	(1,004,031,157)
Net Assets:
Beginning of period	2,514,634,598	3,518,665,755
End of period	$2,959,490,220	$2,514,634,598

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$75.40	$110.18	$89.60	$81.67	$85.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.62	0.41	0.23	0.31	0.65
Net realized and unrealized gain/(loss)	17.74	(23.60)	23.77	11.47	(0.20)
Total from Investment Operations	18.36	(23.19)	24.00	11.78	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.16)	(0.16)	(0.61)	(0.46)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.30)	(11.59)	(3.42)	(3.85)	(4.58)
Net Asset Value, End of Period	$90.46	$75.40	$110.18	$89.60	$81.67
Total Return*	24.94%	(23.60)%	27.28%	14.71%	1.43%
Net Assets, End of Period (in thousands)	$19,068	$17,175	$24,310	$23,470	$18,247
Average Net Assets for the Period (in thousands)	$18,696	$21,901	$24,438	$19,926	$17,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.03%	1.17%	1.21%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.03%	1.17%	1.20%	1.16%
Ratio of Net Investment Income/(Loss)	0.71%	0.43%	0.23%	0.37%	0.83%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$72.28	$106.56	$87.19	$79.50	$83.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.21)	(0.45)	(0.22)	0.13
Net realized and unrealized gain/(loss)	17.00	(22.64)	23.08	11.15	(0.16)
Total from Investment Operations	16.98	(22.85)	22.63	10.93	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Net Asset Value, End of Period	$86.48	$72.28	$106.56	$87.19	$79.50
Total Return*	23.99%	(24.09)%	26.42%	13.98%	0.78%
Net Assets, End of Period (in thousands)	$2,437	$2,971	$4,491	$5,005	$5,564
Average Net Assets for the Period (in thousands)	$2,982	$4,022	$4,880	$5,323	$6,303
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.68%	1.85%	1.84%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.68%	1.85%	1.84%	1.80%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.23)%	(0.45)%	(0.27)%	0.17%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$74.51	$109.10	$88.69	$80.85	$84.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.81	0.68	0.56	0.55	0.88
Net realized and unrealized gain/(loss)	17.49	(23.29)	23.50	11.36	(0.21)
Total from Investment Operations	18.30	(22.61)	24.06	11.91	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.81)	(0.55)	(0.39)	(0.83)	(0.63)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.59)	(11.98)	(3.65)	(4.07)	(4.75)
Net Asset Value, End of Period	$89.22	$74.51	$109.10	$88.69	$80.85
Total Return*	25.23%	(23.37)%	27.68%	15.06%	1.76%
Net Assets, End of Period (in thousands)	$1,685,915	$1,424,181	$1,959,177	$1,607,701	$1,493,928
Average Net Assets for the Period (in thousands)	$1,655,619	$1,797,317	$1,873,058	$1,511,011	$1,463,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.75%	0.86%	0.89%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.75%	0.86%	0.89%	0.83%
Ratio of Net Investment Income/(Loss)	0.94%	0.72%	0.54%	0.68%	1.13%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$75.93	$110.96	$90.13	$82.10	$86.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.89	0.75	0.64	0.63	0.95
Net realized and unrealized gain/(loss)	17.83	(23.73)	23.90	11.54	(0.20)
Total from Investment Operations	18.72	(22.98)	24.54	12.17	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.88)	(0.62)	(0.45)	(0.90)	(0.69)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.66)	(12.05)	(3.71)	(4.14)	(4.81)
Net Asset Value, End of Period	$90.99	$75.93	$110.96	$90.13	$82.10
Total Return*	25.31%	(23.33)%	27.78%	15.15%	1.85%
Net Assets, End of Period (in thousands)	$119,712	$100,359	$145,610	$135,394	$139,584
Average Net Assets for the Period (in thousands)	$116,713	$128,292	$145,201	$132,597	$146,672
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.68%	0.79%	0.81%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.68%	0.79%	0.81%	0.74%
Ratio of Net Investment Income/(Loss)	1.01%	0.78%	0.61%	0.76%	1.21%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$74.42	$109.00	$88.60	$80.77	$84.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.93	0.80	0.69	0.66	1.02
Net realized and unrealized gain/(loss)	17.46	(23.27)	23.48	11.36	(0.25)
Total from Investment Operations	18.39	(22.47)	24.17	12.02	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.94)	(0.68)	(0.51)	(0.95)	(0.73)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.72)	(12.11)	(3.77)	(4.19)	(4.85)
Net Asset Value, End of Period	$89.09	$74.42	$109.00	$88.60	$80.77
Total Return*	25.40%	(23.28)%	27.85%	15.23%	1.91%
Net Assets, End of Period (in thousands)	$36,233	$30,831	$43,521	$40,607	$31,393
Average Net Assets for the Period (in thousands)	$34,675	$37,593	$44,557	$30,617	$37,778
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.62%	0.73%	0.76%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.62%	0.73%	0.76%	0.68%
Ratio of Net Investment Income/(Loss)	1.08%	0.85%	0.67%	0.81%	1.32%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$74.11	$108.69	$88.57	$80.78	$84.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.08	(0.10)	0.02	0.39
Net realized and unrealized gain/(loss)	17.45	(23.23)	23.48	11.34	(0.18)
Total from Investment Operations	17.70	(23.15)	23.38	11.36	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	—	—	(0.33)	(0.26)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.04)	(11.43)	(3.26)	(3.57)	(4.38)
Net Asset Value, End of Period	$88.77	$74.11	$108.69	$88.57	$80.78
Total Return*	24.43%	(23.87)%	26.87%	14.33%	1.11%
Net Assets, End of Period (in thousands)	$6,985	$8,123	$9,736	$7,802	$6,574
Average Net Assets for the Period (in thousands)	$7,895	$9,507	$8,777	$6,410	$6,232
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.39%	1.50%	1.54%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.39%	1.50%	1.54%	1.47%
Ratio of Net Investment Income/(Loss)	0.29%	0.09%	(0.10)%	0.03%	0.50%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$75.58	$110.34	$89.62	$81.85	$85.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50	0.32	0.28	0.27	0.61
Net realized and unrealized gain/(loss)	17.78	(23.65)	23.70	11.48	(0.18)
Total from Investment Operations	18.28	(23.33)	23.98	11.75	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	—	—	(0.74)	(0.42)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.19)	(11.43)	(3.26)	(3.98)	(4.54)
Net Asset Value, End of Period	$90.67	$75.58	$110.34	$89.62	$81.85
Total Return*	24.76%	(23.66)%	27.23%	14.66%	1.40%
Net Assets, End of Period (in thousands)	$16,766	$14,034	$24,088	$131,161	$109,878
Average Net Assets for the Period (in thousands)	$16,279	$18,904	$25,744	$128,108	$64,355
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.13%	1.21%	1.24%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.12%	1.21%	1.24%	1.18%
Ratio of Net Investment Income/(Loss)	0.57%	0.33%	0.27%	0.33%	0.77%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$74.35	$108.88	$88.54	$80.73	$84.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.73	0.58	0.45	0.48	0.82
Net realized and unrealized gain/(loss)	17.46	(23.25)	23.47	11.34	(0.21)
Total from Investment Operations	18.19	(22.67)	23.92	11.82	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.72)	(0.43)	(0.32)	(0.77)	(0.58)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)
Total Dividends and Distributions	(3.50)	(11.86)	(3.58)	(4.01)	(4.70)
Net Asset Value, End of Period	$89.04	$74.35	$108.88	$88.54	$80.73
Total Return*	25.10%	(23.45)%	27.55%	14.96%	1.67%
Net Assets, End of Period (in thousands)	$1,072,375	$916,960	$1,307,732	$1,057,492	$1,014,552
Average Net Assets for the Period (in thousands)	$1,055,703	$1,173,459	$1,262,884	$1,009,337	$988,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.86%	0.97%	0.99%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.84%	0.96%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	0.85%	0.62%	0.44%	0.59%	1.05%
Portfolio Turnover Rate	24%	33%	25%	34%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

30	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The

32	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,789,264. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $15,630,500, resulting in the net amount due to the counterparty of $841,236.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Fund’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the

Janus Investment Fund	33

Janus Henderson Global Research Fund

Notes to Financial Statements

applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.52%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

34	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $537.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $68.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

Janus Investment Fund	35

Janus Henderson Global Research Fund

Notes to Financial Statements

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

36	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	40	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $123,041 in sales, resulting in a net realized loss of $16,635. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 26,153,233	$ 126,400,890	$ -	$ -	$ (106,638)	$884,451,490

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,077,482,337	$972,934,049	$(88,479,625)	$ 884,454,424

Janus Investment Fund	37

Janus Henderson Global Research Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 25,733,358	$ 92,412,335	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,151,197	$ 338,835,884	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

38	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	18,525	$ 1,621,162	53,979	$ 5,198,977
Reinvested dividends and distributions	7,278	580,764	18,870	1,879,233
Shares repurchased	(42,788)	(3,558,442)	(65,698)	(6,400,008)
Net Increase/(Decrease)	(16,985)	$ (1,356,516)	7,151	$ 678,202
Class C Shares:
Shares sold	3,741	$ 309,500	4,028	$ 377,090
Reinvested dividends and distributions	1,365	104,747	4,695	450,451
Shares repurchased	(18,038)	(1,515,446)	(9,756)	(859,914)
Net Increase/(Decrease)	(12,932)	$ (1,101,199)	(1,033)	$ (32,373)
Class D Shares:
Shares sold	294,429	$ 25,186,092	304,275	$ 28,952,846
Reinvested dividends and distributions	820,842	64,493,576	2,058,031	202,078,044
Shares repurchased	(1,332,932)	(114,585,520)	(1,204,742)	(114,085,335)
Net Increase/(Decrease)	(217,661)	$(24,905,852)	1,157,564	$116,945,555
Class I Shares:
Shares sold	233,098	$ 20,401,299	235,153	$ 23,460,934
Reinvested dividends and distributions	57,162	4,578,707	146,533	14,654,763
Shares repurchased	(296,326)	(25,719,305)	(372,248)	(37,345,516)
Net Increase/(Decrease)	(6,066)	$ (739,299)	9,438	$ 770,181
Class N Shares:
Shares sold	96,026	$ 8,527,545	78,556	$ 7,013,474
Reinvested dividends and distributions	19,261	1,509,705	42,847	4,197,755
Shares repurchased	(122,829)	(10,545,472)	(106,433)	(10,862,885)
Net Increase/(Decrease)	(7,542)	$ (508,222)	14,970	$ 348,344
Class R Shares:
Shares sold	23,397	$ 2,021,580	30,052	$ 2,853,871
Reinvested dividends and distributions	4,237	332,948	10,544	1,035,016
Shares repurchased	(58,553)	(4,983,006)	(20,573)	(1,967,985)
Net Increase/(Decrease)	(30,919)	$ (2,628,478)	20,023	$ 1,920,902
Class S Shares:
Shares sold	30,608	$ 2,692,327	35,285	$ 3,371,394
Reinvested dividends and distributions	7,276	582,768	21,077	2,105,395
Shares repurchased	(38,660)	(3,365,174)	(88,978)	(9,184,837)
Net Increase/(Decrease)	(776)	$ (90,079)	(32,616)	$ (3,708,048)
Class T Shares:
Shares sold	867,419	$ 75,241,149	588,800	$ 55,748,125
Reinvested dividends and distributions	527,928	41,431,792	1,390,985	136,386,095
Shares repurchased	(1,685,584)	(144,383,342)	(1,657,212)	(158,831,749)
Net Increase/(Decrease)	(290,237)	$(27,710,401)	322,573	$ 33,302,471

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$703,404,395	$ 869,519,107	$ -	$ -

Janus Investment Fund	39

Janus Henderson Global Research Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Research Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	41

Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

42	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	43

Janus Henderson Global Research Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

44	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

46	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

50	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	51

Janus Henderson Global Research Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

52	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Global Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$92,412,335
Dividends Received Deduction Percentage	90%
Qualified Dividend Income Percentage	100%

56	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

60	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Janus Henderson Global Research Fund	4/20-Present

Director of Research of the Adviser and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2023

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93045 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

Julian McManus Portfolio Manager

PERFORMANCE OVERVIEW

The Janus Henderson Global Select Fund Class I Shares returned 20.55% for the 12-month period ended September 30, 2023. The Fund’s benchmark, the MSCI All Country World IndexSM, returned 20.80%.

INVESTMENT ENVIRONMENT

Global equities rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow central banks to slow or potentially end interest rate hikes. Chinese authorities also announced the relaxation of zero-COVID policies, which was viewed as a potential positive development for global economic growth. Equities continued to rally in the first half of 2023 despite periods of volatility. However, while the pace of interest rate increases appeared to moderate, most developed market central banks remained in tightening mode. Equities generally declined in the third quarter of 2023, as investors grew more concerned about the outlook for economic growth, inflation, and interest rates. Hopes for a near-term shift in central bank policies also gave way to a realization that interest rates may remain higher for longer given persistent inflation and rising energy prices. While U.S. economic growth appeared resilient, there were signs of slowing activity in Europe and other markets. A weaker-than-expected recovery in China added to global economic uncertainty. Despite the third-quarter market decline, global stocks still ended the 12-month performance period with strong positive performance.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach, seeking strong risk-adjusted performance over the long term. Over time, we think we can generate higher returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. While the Fund slightly underperformed its benchmark for the period, we believe this approach will work to the benefit of our investors over the long term.

Among individual holdings, our investment in contract drug development and manufacturing services provider Catalent detracted from relative performance. The stock sold off in late 2022, as slowing demand for COVID vaccines reduced revenues from Catalent’s outsourced vaccine manufacturing business. Catalent also warned of short-term operational challenges at several facilities, and it announced the exit of its CFO following some investor communication missteps. Despite these challenges, we have continued to see long-term potential for Catalent’s diversified business model and broader potential applications for its gene therapy manufacturing platform.

Chinese e-commerce retailer JD.Com was another detractor. JD.Com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID lockdowns, however, these market share advantages started to narrow. This led the company to announce new advertising and promotional programs that investors worried would narrow its profit margins. More recently, fears of a potential slowdown in Chinese consumer spending also weighed on the stock. Despite near-term uncertainty, we believe JD.Com is well positioned within China's retail space, and we continue to own the position.

On a positive note, relative performance benefited from a number of energy holdings. We expect that hydrocarbons will continue to play a role in the world's energy mix, and we remain on the lookout for high-quality energy companies that we believe can deliver strong cash flow growth. These include Marathon Petroleum, an oil refiner that has delivered strong financial performance, aided by higher-than-expected refining profit margins, increased capture rates, better-than-anticipated utilization, and

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

strong execution trends for its commercial businesses. Investors have also recognized that profit margins may remain higher for longer in the refining market, where capacity is being retired at a faster rate than it is being added. This could create a favorable environment for advantaged operators such as Marathon. The company has also been very disciplined in its capital allocation, returning capital to shareholders through dividend payments and stock buybacks.

Pulte Homes was another positive contributor, as higher borrowing costs failed to dent strong U.S. demand for the homebuilder’s product. We are optimistic about the long-term outlook for housing demand and pricing in the U.S., given demographic trends and structural undersupply. We have also continued to view Pulte favorably due to its market positioning and disciplined management team.

OUTLOOK

As we look ahead, we recognize that interest rates may remain higher for longer than investors had hoped at the start of the year with implications for economic growth, corporate earnings, and equity market performance. Inflation has continued to exceed policymakers’ target levels, keeping the central banks in Europe and the U.S. in tightening mode. The Bank of Japan is also starting to relax its yield curve controls, which could lead to higher rates. While this environment may lead to increased volatility, we believe it could provide a rich environment for fundamentals-driven stock selection and future relative investment returns. Our portfolio positioning reflects our long-held view that free cash flow and disciplined capital allocation will ultimately drive investment returns.

We continue to identify compelling pockets of opportunity around the world where we believe the potential for free-cash-flow growth is underestimated in a market distracted by macroeconomic considerations. We look to capitalize on these opportunities as we seek out companies with healthy balance sheets, expanding revenues and cash flows, sustainable earnings growth, and reasonable valuations. We believe this strategy will help the Fund weather near-term market volatility as it pursues long-term capital appreciation.

Thank you for your continued investment in Janus Henderson Global Select Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Excess Return indicates the extent to which an investment out- or underperformed an index.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

Volatility measures risk using the dispersion of returns for a given investment.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
PulteGroup Inc	2.34%	1.64%	NRG Energy Inc	1.23%	-1.54%
Marathon Petroleum Corp	3.79%	1.28%	JD.Com Inc - Class A	1.78%	-1.37%
Vistra Energy Corp	1.83%	0.90%	Catalent Inc	0.57%	-0.81%
Teck Resources Ltd	3.38%	0.76%	Entain PLC	2.34%	-0.81%
Ferguson PLC	2.16%	0.72%	Fidelity National Information Services Inc	0.59%	-0.76%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Energy	1.53%	6.01%	5.14%
	Consumer Discretionary	1.31%	15.40%	11.00%
	Industrials	0.73%	12.03%	10.25%
	Consumer Staples	0.66%	5.22%	7.48%
	Materials	0.63%	5.47%	4.78%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-3.37%	15.15%	21.00%
	Communication Services	-1.19%	7.29%	7.21%
	Health Care	-0.41%	13.50%	12.45%
	Other**	-0.29%	1.46%	0.00%
	Financials	-0.04%	15.43%	15.33%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.5%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.3%
Marathon Petroleum Corp
Oil, Gas & Consumable Fuels	3.9%
BAE Systems PLC
Aerospace & Defense	3.7%
Teck Resources Ltd
Metals & Mining	3.5%
20.9%

Asset Allocation - (% of Net Assets)
Common Stocks	97.7%
Investment Companies	2.3%
Investments Purchased with Cash Collateral from Securities Lending	0.7%
Private Placements	0.0%
Other	(0.7)%
100.0%

Emerging markets comprised 7.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	20.26%	6.93%	8.09%	4.29%	1.04%	1.04%
Class A Shares at MOP	13.38%	5.66%	7.45%	4.03%
Class C Shares at NAV	19.24%	6.01%	7.18%	3.47%	2.25%	1.89%
Class C Shares at CDSC	18.24%	6.01%	7.18%	3.47%
Class D Shares	20.49%	7.16%	8.28%	4.43%	0.82%	0.82%
Class I Shares	20.55%	7.22%	8.37%	4.48%	0.77%	0.77%
Class N Shares	20.67%	7.33%	8.36%	4.45%	0.69%	0.69%
Class R Shares	19.62%	6.33%	7.54%	3.82%	3.67%	1.58%
Class S Shares	19.96%	6.61%	7.82%	4.10%	3.97%	1.33%
Class T Shares	20.46%	7.08%	8.21%	4.39%	0.92%	0.92%
MSCI All Country World Index	20.80%	6.46%	7.56%	4.96%
Morningstar Quartile - Class T Shares	2nd	1st	1st	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	141/368	62/320	41/247	75/90

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 1, 2023, Julian McManus is Lead Portfolio Manager.

*The Fund’s inception date – June 30, 2000

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$997.00	$5.16	$1,000.00	$1,019.90	$5.22	1.03%
Class C Shares	$1,000.00	$993.70	$9.10	$1,000.00	$1,015.94	$9.20	1.82%
Class D Shares	$1,000.00	$998.20	$4.11	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$998.80	$4.01	$1,000.00	$1,021.06	$4.05	0.80%
Class N Shares	$1,000.00	$999.40	$3.41	$1,000.00	$1,021.66	$3.45	0.68%
Class R Shares	$1,000.00	$995.10	$7.75	$1,000.00	$1,017.30	$7.84	1.55%
Class S Shares	$1,000.00	$996.40	$6.46	$1,000.00	$1,018.60	$6.53	1.29%
Class T Shares	$1,000.00	$998.20	$4.51	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.7%
Aerospace & Defense – 3.7%
BAE Systems PLC	7,041,575	$85,462,646
Banks – 6.9%
BNP Paribas SA	733,014	46,659,415
Erste Group Bank AG	706,932	24,417,725
HDFC Bank Ltd	1,059,130	19,396,666
Natwest Group PLC	6,430,673	18,397,380
Permanent TSB Group Holdings PLC*	6,409,239	14,575,034
UniCredit SpA	1,451,559	34,729,991
		158,176,211
Beverages – 2.3%
Heineken NV	232,910	20,485,708
Monster Beverage Corp	631,438	33,434,642
		53,920,350
Biotechnology – 3.9%
Argenx SE (ADR)*	51,798	25,465,451
Immunogen Inc*	1,328,458	21,082,628
Madrigal Pharmaceuticals Inc*	26,813	3,915,771
Sarepta Therapeutics Inc*	135,061	16,372,094
Vaxcyte Inc*	449,081	22,894,149
		89,730,093
Capital Markets – 2.1%
Morgan Stanley	597,640	48,809,259
Chemicals – 1.2%
Sherwin-Williams Co	109,748	27,991,227
Commercial Services & Supplies – 0.2%
Secom Co Ltd	51,600	3,499,707
Containers & Packaging – 1.0%
Crown Holdings Inc	263,889	23,348,899
Diversified Telecommunication Services – 3.4%
Deutsche Telekom AG	3,735,425	78,431,043
Electronic Equipment, Instruments & Components – 3.0%
Hexagon AB - Class B	4,456,194	37,938,644
Keyence Corp	81,300	30,220,926
		68,159,570
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One - Series C*	894,802	55,746,165
Health Care Providers & Services – 1.0%
Humana Inc	46,326	22,538,526
Hotels, Restaurants & Leisure – 5.3%
Caesars Entertainment Inc*	170,792	7,916,209
Chipotle Mexican Grill Inc*	37,703	69,065,486
Entain PLC	3,964,808	45,120,384
		122,102,079
Household Durables – 0.6%
PulteGroup Inc	185,538	13,739,089
Independent Power and Renewable Electricity Producers – 3.0%
Vistra Energy Corp	2,075,797	68,874,944
Insurance – 5.8%
AIA Group Ltd	4,361,600	35,282,398
Beazley PLC	3,942,880	26,513,994
Dai-ichi Life Holdings Inc	2,786,600	57,984,894
WR Berkley Corp	205,380	13,039,576
		132,820,862
Interactive Media & Services – 2.1%
Alphabet Inc - Class A*	362,158	47,391,996
Machinery – 1.2%
Deere & Co	32,534	12,277,681
Wabtec Corp	151,041	16,051,127
		28,328,808

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Metals & Mining – 3.5%
Teck Resources Ltd	1,867,725	$80,397,028
Multiline Retail – 4.3%
Amazon.com Inc*	525,146	66,756,560
JD.Com Inc - Class A	2,270,326	32,999,973
		99,756,533
Oil, Gas & Consumable Fuels – 6.8%
Canadian Natural Resources Ltd#	1,029,969	66,608,095
Marathon Petroleum Corp	593,074	89,755,819
		156,363,914
Personal Products – 2.0%
Unilever PLC	949,646	46,855,548
Pharmaceuticals – 7.2%
AstraZeneca PLC	397,244	53,451,020
Bayer AG	474,890	22,805,791
Catalent Inc*	468,590	21,334,903
Merck & Co Inc	449,732	46,299,909
Organon & Co	1,228,529	21,327,263
		165,218,886
Road & Rail – 0.7%
Full Truck Alliance Co (ADR)*	2,441,097	17,185,323
Semiconductor & Semiconductor Equipment – 7.7%
ASML Holding NV	76,862	45,130,171
Lam Research Corp	51,715	32,413,411
Taiwan Semiconductor Manufacturing Co Ltd	6,113,000	99,216,157
		176,759,739
Software – 7.6%
Microsoft Corp	400,660	126,508,395
Workday Inc - Class A*	221,317	47,549,957
		174,058,352
Specialty Retail – 2.2%
TJX Cos Inc	576,517	51,240,831
Textiles, Apparel & Luxury Goods – 3.8%
LVMH Moet Hennessy Louis Vuitton SE	26,301	19,839,451
PRADA SpA	1,551,300	9,075,319
Samsonite International SA (144A)*	16,989,300	58,138,074
		87,052,844
Trading Companies & Distributors – 2.8%
Ferguson PLC	398,005	65,459,882
Total Common Stocks (cost $1,797,854,144)		2,249,420,354
Private Placements– 0%
Software – 0%
Magic Leap Inc - Class A private equity common shares*,¢,§((cost $9,254,547)	19,041	0
Investment Companies– 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $53,366,765)	53,356,818	53,372,825
Investments Purchased with Cash Collateral from Securities Lending– 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	12,781,962	12,781,962
Time Deposits – 0.1%
Royal Bank of Canada, 5.3100%, 10/2/23	$3,195,491	3,195,491
Total Investments Purchased with Cash Collateral from Securities Lending (cost $15,977,453)		15,977,453
Total Investments (total cost $1,876,452,909) – 100.7%		2,318,770,632
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(17,003,982)
Net Assets – 100%		$2,301,766,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,162,486,676	50.1%
United Kingdom	275,800,972	11.9
Canada	147,005,123	6.3
Germany	101,236,834	4.4
Taiwan	99,216,157	4.3
Hong Kong	93,420,472	4.0
Japan	91,705,527	4.0
France	66,498,866	2.9
Netherlands	65,615,879	2.8
China	50,185,296	2.2
Italy	43,805,310	1.9
Sweden	37,938,644	1.6
Belgium	25,465,451	1.1
Austria	24,417,725	1.1
India	19,396,666	0.8
Ireland	14,575,034	0.6

Total	$2,318,770,632	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$1,389,031	$4,746	$3,231	$53,372,825
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	22,312∆	-	-	12,781,962
Total Affiliated Investments - 2.9%	$1,411,343	$4,746	$3,231	$66,154,787

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	28,298,020	414,939,132	(389,872,304)	53,372,825
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	13,167,540	80,232,249	(80,617,827)	12,781,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$15,307,583	$—	$(15,307,583)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $58,138,074, which represents 2.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $0, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Class A private equity common shares	10/5/17	$9,254,547	$0	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$-	$85,462,646	$-
Banks	-	158,176,211	-
Beverages	33,434,642	20,485,708	-
Commercial Services & Supplies	-	3,499,707	-
Diversified Telecommunication Services	-	78,431,043	-
Electronic Equipment, Instruments & Components	-	68,159,570	-
Hotels, Restaurants & Leisure	76,981,695	45,120,384	-
Insurance	13,039,576	119,781,286	-
Multiline Retail	66,756,560	32,999,973	-
Personal Products	-	46,855,548	-
Pharmaceuticals	88,962,075	76,256,811	-
Semiconductor & Semiconductor Equipment	32,413,411	144,346,328	-
Textiles, Apparel & Luxury Goods	-	87,052,844	-
All Other	971,204,336	-	-
Private Placements	-	-	0
Investment Companies	-	53,372,825	-
Investments Purchased with Cash Collateral from Securities Lending	-	15,977,453	-
Total Assets	$1,282,792,295	$1,035,978,337	$0

14	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,810,304,182)(1)	$2,252,615,845
Affiliated investments, at value (cost $66,148,727)	66,154,787
Trustees' deferred compensation	60,112
Receivables:
Investments sold	10,344,098
Fund shares sold	2,225,363
Dividends	1,807,841
Foreign tax reclaims	648,979
Dividends from affiliates	136,516
Other assets	8,150
Total Assets	2,334,001,691
Liabilities:
Collateral for securities loaned (Note 2)	15,977,453
Payables:	—
Investments purchased	11,676,975
Fund shares repurchased	2,598,282
Advisory fees	1,288,003
Transfer agent fees and expenses	356,743
Trustees' deferred compensation fees	60,112
Professional fees	54,885
Custodian fees	52,967
Trustees' fees and expenses	12,389
Affiliated fund administration fees payable	5,033
12b-1 Distribution and shareholder servicing fees	2,312
Accrued expenses and other payables	149,887
Total Liabilities	32,235,041
Commitments and contingent liabilities (Note 3)
Net Assets	$2,301,766,650

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,664,483,193
Total distributable earnings (loss)	637,283,457
Total Net Assets	$2,301,766,650
Net Assets - Class A Shares	$7,207,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	433,525
Net Asset Value Per Share(2)	$16.62
Maximum Offering Price Per Share(3)	$17.63
Net Assets - Class C Shares	$721,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,092
Net Asset Value Per Share(2)	$15.65
Net Assets - Class D Shares	$1,673,252,640
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,340,466
Net Asset Value Per Share	$16.51
Net Assets - Class I Shares	$53,550,035
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,232,283
Net Asset Value Per Share	$16.57
Net Assets - Class N Shares	$44,845,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,712,197
Net Asset Value Per Share	$16.53
Net Assets - Class R Shares	$147,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,047
Net Asset Value Per Share	$16.28
Net Assets - Class S Shares	$153,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,235
Net Asset Value Per Share	$16.63
Net Assets - Class T Shares	$521,889,672
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,540,705
Net Asset Value Per Share	$16.55

(1) Includes $15,307,583 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$47,365,189
Dividends from affiliates	1,389,031
Affiliated securities lending income, net	22,312
Unaffiliated securities lending income, net	4,469
Other income	452,933
Foreign tax withheld	(2,893,742)
Total Investment Income	46,340,192
Expenses:
Advisory fees	14,761,789
12b-1 Distribution and shareholder servicing fees:
Class A Shares	17,119
Class C Shares	9,289
Class R Shares	716
Class S Shares	442
Transfer agent administrative fees and expenses:
Class D Shares	1,982,816
Class R Shares	363
Class S Shares	441
Class T Shares	1,311,283
Transfer agent networking and omnibus fees:
Class A Shares	4,192
Class C Shares	573
Class I Shares	53,170
Other transfer agent fees and expenses:
Class A Shares	460
Class C Shares	56
Class D Shares	361,649
Class I Shares	2,337
Class N Shares	1,457
Class R Shares	20
Class S Shares	13
Class T Shares	6,929
Shareholder reports expense	342,849
Custodian fees	202,567
Professional fees	144,135
Registration fees	137,291
Affiliated fund administration fees	74,374
Trustees’ fees and expenses	56,407
Other expenses	181,099
Total Expenses	19,653,836
Less: Excess Expense Reimbursement and Waivers	(92,421)
Net Expenses	19,561,415
Net Investment Income/(Loss)	26,778,777

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$182,421,955
Investments in affiliates	4,746
Total Net Realized Gain/(Loss) on Investments	182,426,701
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	192,493,467
Investments in affiliates	3,231
Total Change in Unrealized Net Appreciation/Depreciation	192,496,698
Net Increase/(Decrease) in Net Assets Resulting from Operations	$401,702,176

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$26,778,777	$24,554,338
Net realized gain/(loss) on investments	182,426,701	47,140,551
Change in unrealized net appreciation/depreciation	192,496,698	(513,007,900)
Net Increase/(Decrease) in Net Assets Resulting from Operations	401,702,176	(441,313,011)
Dividends and Distributions to Shareholders:
Class A Shares	(163,306)	(826,160)
Class C Shares	(26,138)	(68,065)
Class D Shares	(45,052,612)	(220,714,191)
Class I Shares	(1,110,286)	(2,697,365)
Class N Shares	(953,930)	(3,114,836)
Class R Shares	(2,679)	(16,669)
Class S Shares	(4,436)	(15,445)
Class T Shares	(13,349,721)	(68,619,381)
Net Decrease from Dividends and Distributions to Shareholders	(60,663,108)	(296,072,112)
Capital Share Transactions:
Class A Shares	644,726	637,559
Class C Shares	5,509	170,165
Class D Shares	(39,756,740)	131,997,273
Class I Shares	25,203,189	9,202,478
Class N Shares	19,804,704	2,920,908
Class R Shares	5,706	41,900
Class S Shares	46,779	(23,685)
Class T Shares	(7,044,205)	34,360,785
Net Increase/(Decrease) from Capital Share Transactions	(1,090,332)	179,307,383
Net Increase/(Decrease) in Net Assets	339,948,736	(558,077,740)
Net Assets:
Beginning of period	1,961,817,914	2,519,895,654
End of period	$2,301,766,650	$1,961,817,914

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.17	$19.70	$15.56	$15.01	$17.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.14	0.10	0.10	0.14
Net realized and unrealized gain/(loss)	2.69	(3.38)	4.91	1.10	(0.58)
Total from Investment Operations	2.85	(3.24)	5.01	1.20	(0.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.10)	(0.12)	(0.13)	(0.06)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.40)	(2.29)	(0.87)	(0.65)	(2.19)
Net Asset Value, End of Period	$16.62	$14.17	$19.70	$15.56	$15.01
Total Return*	20.26%	(18.45)%	32.96%	7.96%	(0.72)%
Net Assets, End of Period (in thousands)	$7,207	$5,582	$7,039	$5,788	$5,380
Average Net Assets for the Period (in thousands)	$6,859	$6,759	$6,717	$5,354	$4,885
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.04%	1.03%	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.03%	1.06%	1.08%
Ratio of Net Investment Income/(Loss)	0.95%	0.83%	0.56%	0.70%	0.97%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.42	$18.82	$14.92	$14.42	$17.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	(0.06)	(0.04)	—(2)
Net realized and unrealized gain/(loss)	2.56	(3.21)	4.71	1.06	(0.55)
Total from Investment Operations	2.57	(3.21)	4.65	1.02	(0.55)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.34)	(2.19)	(0.75)	(0.52)	(2.13)
Net Asset Value, End of Period	$15.65	$13.42	$18.82	$14.92	$14.42
Total Return*	19.24%	(19.14)%	31.84%	7.00%	(1.55)%
Net Assets, End of Period (in thousands)	$721	$564	$586	$676	$1,197
Average Net Assets for the Period (in thousands)	$908	$609	$650	$1,005	$1,534
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.10%	2.16%	2.14%	2.01%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.93%	1.87%	1.88%	1.91%	1.94%
Ratio of Net Investment Income/(Loss)	0.07%	0.02%	(0.33)%	(0.26)%	(0.01)%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.09	$19.60	$15.47	$14.93	$17.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.14	0.13	0.17
Net realized and unrealized gain/(loss)	2.67	(3.36)	4.88	1.10	(0.57)
Total from Investment Operations	2.86	(3.18)	5.02	1.23	(0.40)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.14)	(0.17)	(0.09)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.44)	(2.33)	(0.89)	(0.69)	(2.22)
Net Asset Value, End of Period	$16.51	$14.09	$19.60	$15.47	$14.93
Total Return*	20.49%	(18.25)%	33.28%	8.18%	(0.51)%
Net Assets, End of Period (in thousands)	$1,673,253	$1,459,358	$1,876,374	$1,494,051	$1,493,415
Average Net Assets for the Period (in thousands)	$1,695,783	$1,787,127	$1,803,402	$1,455,934	$1,479,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	1.18%	1.04%	0.77%	0.91%	1.15%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.15	$19.68	$15.53	$14.99	$17.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.19	0.16	0.14	0.19
Net realized and unrealized gain/(loss)	2.68	(3.38)	4.89	1.10	(0.58)
Total from Investment Operations	2.88	(3.19)	5.05	1.24	(0.39)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.15)	(0.18)	(0.10)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.46)	(2.34)	(0.90)	(0.70)	(2.23)
Net Asset Value, End of Period	$16.57	$14.15	$19.68	$15.53	$14.99
Total Return*	20.55%	(18.23)%	33.31%	8.25%	(0.39)%
Net Assets, End of Period (in thousands)	$53,550	$24,004	$22,347	$14,853	$17,024
Average Net Assets for the Period (in thousands)	$45,935	$22,980	$19,681	$16,194	$16,875
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.77%	0.77%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.77%	0.77%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	1.24%	1.12%	0.83%	0.91%	1.27%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.11	$19.64	$15.50	$14.96	$17.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.20	0.17	0.14	0.19
Net realized and unrealized gain/(loss)	2.68	(3.37)	4.88	1.12	(0.56)
Total from Investment Operations	2.89	(3.17)	5.05	1.26	(0.37)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.16)	(0.20)	(0.12)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.47)	(2.36)	(0.91)	(0.72)	(2.25)
Net Asset Value, End of Period	$16.53	$14.11	$19.64	$15.50	$14.96
Total Return*	20.69%	(18.21)%	33.41%	8.38%	(0.28)%
Net Assets, End of Period (in thousands)	$44,845	$21,395	$26,130	$24,271	$37,810
Average Net Assets for the Period (in thousands)	$35,705	$25,204	$27,543	$29,294	$31,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.68%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.68%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	1.26%	1.18%	0.90%	0.97%	1.32%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.88	$19.36	$15.29	$14.76	$17.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.05	—(2)	0.01	0.05
Net realized and unrealized gain/(loss)	2.64	(3.31)	4.82	1.08	(0.55)
Total from Investment Operations	2.71	(3.26)	4.82	1.09	(0.50)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.03)	—	(0.04)	—
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.31)	(2.22)	(0.75)	(0.56)	(2.13)
Net Asset Value, End of Period	$16.28	$13.88	$19.36	$15.29	$14.76
Total Return*	19.62%	(18.89)%	32.19%	7.29%	(1.21)%
Net Assets, End of Period (in thousands)	$147	$120	$123	$107	$188
Average Net Assets for the Period (in thousands)	$145	$135	$118	$170	$198
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.49%	3.67%	3.94%	3.20%	2.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.62%	1.60%	1.63%	1.63%
Ratio of Net Investment Income/(Loss)	0.44%	0.27%	(0.02)%	0.05%	0.37%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.21	$19.71	$15.57	$15.02	$17.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.08	0.03	0.06	0.10
Net realized and unrealized gain/(loss)	2.69	(3.39)	4.93	1.09	(0.58)
Total from Investment Operations	2.82	(3.31)	4.96	1.15	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	(0.07)	(0.08)	(0.11)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.40)	(2.19)	(0.82)	(0.60)	(2.24)
Net Asset Value, End of Period	$16.63	$14.21	$19.71	$15.57	$15.02
Total Return*	19.96%	(18.75)%	32.57%	7.61%	(0.97)%
Net Assets, End of Period (in thousands)	$154	$82	$139	$227	$248
Average Net Assets for the Period (in thousands)	$176	$108	$189	$231	$234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.88%	3.97%	2.76%	2.48%	2.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.37%	1.36%	1.37%	1.36%
Ratio of Net Investment Income/(Loss)	0.76%	0.42%	0.16%	0.38%	0.66%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.11	$19.63	$15.50	$14.96	$17.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.17	0.13	0.12	0.16
Net realized and unrealized gain/(loss)	2.68	(3.37)	4.88	1.10	(0.57)
Total from Investment Operations	2.86	(3.20)	5.01	1.22	(0.41)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.13)	(0.16)	(0.07)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)
Total Dividends and Distributions	(0.42)	(2.32)	(0.88)	(0.68)	(2.20)
Net Asset Value, End of Period	$16.55	$14.11	$19.63	$15.50	$14.96
Total Return*	20.46%	(18.36)%	33.15%	8.08%	(0.54)%
Net Assets, End of Period (in thousands)	$521,890	$450,713	$587,159	$464,956	$484,175
Average Net Assets for the Period (in thousands)	$525,581	$554,055	$561,617	$464,019	$481,731
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.92%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	1.10%	0.96%	0.68%	0.83%	1.08%
Portfolio Turnover Rate	46%	56%	37%	31%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Select Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	29

Janus Henderson Global Select Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

30	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

Janus Investment Fund	31

Janus Henderson Global Select Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The

32	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements

continuous contractual maturity are $15,307,583. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $15,977,453, resulting in the net amount due to the counterparty of $669,870.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.81% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.87%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

34	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $430.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

Janus Investment Fund	35

Janus Henderson Global Select Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

36	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	39	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $3,557,886 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 33,509,954	$ 166,232,022	$ -	$ -	$ (102,157)	$437,643,638

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,881,126,994	$520,887,921	$(83,244,283)	$ 437,643,638

Janus Investment Fund	37

Janus Henderson Global Select Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,543,574	$ 40,119,534	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 35,803,205	$ 260,268,907	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $5,787,900, including $4,825,404 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

38	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	80,704	$ 1,328,104	45,159	$ 797,321
Reinvested dividends and distributions	9,502	149,282	43,875	750,710
Shares repurchased	(50,543)	(832,660)	(52,420)	(910,472)
Net Increase/(Decrease)	39,663	$ 644,726	36,614	$ 637,559
Class C Shares:
Shares sold	74,415	$ 1,098,950	12,911	$ 201,178
Reinvested dividends and distributions	1,755	26,138	4,173	68,065
Shares repurchased	(72,079)	(1,119,579)	(6,217)	(99,078)
Net Increase/(Decrease)	4,091	$ 5,509	10,867	$ 170,165
Class D Shares:
Shares sold	1,654,234	$ 27,075,294	1,789,338	$ 30,973,256
Reinvested dividends and distributions	2,806,176	43,720,218	12,616,979	214,236,297
Shares repurchased	(6,718,088)	(110,552,252)	(6,550,382)	(113,212,280)
Net Increase/(Decrease)	(2,257,678)	$(39,756,740)	7,855,935	$131,997,273
Class I Shares:
Shares sold	2,342,406	$ 38,641,008	700,589	$ 11,575,199
Reinvested dividends and distributions	69,568	1,087,351	151,400	2,581,372
Shares repurchased	(876,389)	(14,525,170)	(291,023)	(4,954,093)
Net Increase/(Decrease)	1,535,585	$ 25,203,189	560,966	$ 9,202,478
Class N Shares:
Shares sold	2,016,480	$ 33,584,548	217,485	$ 3,531,454
Reinvested dividends and distributions	61,189	953,930	183,226	3,114,836
Shares repurchased	(881,218)	(14,733,774)	(215,725)	(3,725,382)
Net Increase/(Decrease)	1,196,451	$ 19,804,704	184,986	$ 2,920,908
Class R Shares:
Shares sold	823	$ 13,430	1,868	$ 33,827
Reinvested dividends and distributions	171	2,646	977	16,461
Shares repurchased	(628)	(10,370)	(510)	(8,388)
Net Increase/(Decrease)	366	$ 5,706	2,335	$ 41,900
Class S Shares:
Shares sold	5,689	$ 85,581	187	$ 3,213
Reinvested dividends and distributions	282	4,436	897	15,445
Shares repurchased	(2,538)	(43,238)	(2,324)	(42,343)
Net Increase/(Decrease)	3,433	$ 46,779	(1,240)	$ (23,685)
Class T Shares:
Shares sold	2,593,195	$ 42,785,906	2,015,918	$ 35,089,015
Reinvested dividends and distributions	836,147	13,060,618	3,930,772	66,901,743
Shares repurchased	(3,829,027)	(62,890,729)	(3,922,873)	(67,629,973)
Net Increase/(Decrease)	(399,685)	$ (7,044,205)	2,023,817	$ 34,360,785

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,039,691,839	$1,102,316,420	$ -	$ -

Janus Investment Fund	39

Janus Henderson Global Select Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Select Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Select Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

42	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	43

Janus Henderson Global Select Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

44	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

46	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

50	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	51

Janus Henderson Global Select Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

52	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Global Select Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$44,944,938
Dividends Received Deduction Percentage	51%
Qualified Dividend Income Percentage	98%

56	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

60	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Henderson Global Select Fund	1/18-Present	Lead Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2023

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93046 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Sustainable Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Sustainable Equity Fund

Janus Henderson Global Sustainable Equity Fund (unaudited)

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Global Sustainable Equity Fund I Shares returned 18.10% for the 12-month period ended September 30, 2023, underperforming its benchmark, the MSCI World IndexSM, which returned 21.95%.

INVESTMENT ENVIRONMENT

Global equities finished the period higher despite spells of considerable volatility along the way.

After the more cyclical sector strength of late 2022, secular growth stocks outperformed at the start of 2023 as signs of cooling inflation sparked hopes that interest rates may be approaching a peak. Information technology (IT) stocks were especially strong, helped by better-than-feared earnings from many major companies, including semiconductor firms. At the end of the first quarter of 2023, financial markets were rocked by turmoil within parts of the banking sector.

Equity markets soon brushed off March’s banking crisis, and the rally in secular growth shares continued. By this stage, optimism regarding artificial intelligence (AI) had built considerably, and perceived beneficiaries of this trend – most notably semiconductor firms and technology companies with AI investments – led the market higher. Meanwhile, the U.S. economy’s surprising resilience led to growing hopes for an economic soft landing. The global outlook, however, remained uncertain, as inflation proved stickier in Europe, and China’s emergence from lockdowns failed to spark a strong recovery.

Toward period-end, the prospect of a longer wait for interest rate cuts sent U.S. Treasury yields higher. This saw equities give back some of their gains, but the 12-month period was still a strong environment for equities and growth stocks, in particular. Indeed, equity market returns during the year were dominated by a small group of mega-cap growth stocks. This was reflected in the sector rankings, which technology and communication services topped by some distance. Elsewhere, energy stocks also outperformed as oil prices rallied beyond $90 per barrel, once again toward the end of the period. At the other end, the rate-sensitive real estate and utilities sectors were weakest, while consumer staples shares suffered from the rotation out of defensive sectors.

Many of the sustainable investment themes that we follow were weaker than expected, especially as we got further into 2023. Higher interest rates, inflation, and policy uncertainty weighed on the pace of renewable energy development. Real estate and construction markets were slow, and many industrial markets related to electrification and digitalization came under pressure. Despite these challenges, we retained a constructive outlook and noted the remarkable progress made in recent years. Trends such as reshoring and the transition to renewables currently enjoy almost universal support from major governments, and we expect these trends to accelerate.

PERFORMANCE DISCUSSION

Key detractors from relative performance over the period included productivity software firm Atlassian and renewable energy developers Boralex and Innergex.

Atlassian shares fell sharply in October 2022 after the firm cut forward guidance for the first time since its initial public offering (IPO). Management attributed the weaker growth to fewer free accounts upgrading to paid and slower growth from existing customers due to hiring freezes. We later sold the position as we were concerned about the company’s use of stock-based compensation and felt that there were better risk-reward opportunities elsewhere.

Janus Investment Fund	1

Janus Henderson Global Sustainable Equity Fund (unaudited)

Boralex and Innergex underperformed as higher Treasury yields weighed on utilities and renewable energy companies more broadly. As leading developers and operators of renewable energy assets, both companies, we believe, stand to benefit from the global energy transition and supportive renewables legislation. We expect policy incentives – including the U.S. Inflation Reduction Act and the European Union's Green Deal – to drive new business and potentially lead to better project economics.

Notable contributors over the period included water services company Evoqua and semiconductor firms Nvidia and Lam Research.

Nvidia shares benefited from optimism regarding the company’s growth opportunities in AI, where the company's graphic processing units, developer tools, and partnerships set the standard. Nvidia also reported stronger-than-expected earnings and forward guidance on more than one occasion. Nvidia's long-term growth opportunities continue to excite us given the array of applications that its technologies enable.

Lam Research benefited from similar tailwinds to Nvidia. Lam also provided higher-than-expected quarterly revenue guidance in July due to increased demand relating to AI applications. Nearly every advanced semiconductor chip utilizes the company’s technology. As a result, Lam underpins the application of connectivity, advanced computing, and AI technology to everything from medical technology to connected vehicles.

Evoqua outperformed after Xylem agreed to buy the company in an all-stock transaction. We believe Evoqua to be an excellent complementary fit to Xylem. Xylem is a leader in moving water, while Evoqua is a leader in treating water, ensuring the water is free from contamination. The takeover broadens Xylem’s product offerings, expands its geographic and end-market footprint, and provides revenue and cost synergies. We continue to hold Xylem shares.

OUTLOOK

Although inflation has been peaking, central banks remain hawkish, and the pace of monetary tightening and its expected duration is casting a shadow over the economy. Looking past resilient employment statistics, cracks in the economy are becoming increasingly hard to ignore. Corporate bankruptcies in the U.S. are now at a level similar to that seen in 2008. The bottom 80% of U.S. households by income now have savings that are below where they were prior to the pandemic. German construction permits have not been this low since the Global Financial Crisis. Buyers of newly issued U.S. Treasuries that have been funding fiscal deficits are becoming scarce.

Our job as portfolio managers is to worry about the things that can go wrong and to build a portfolio that will be resilient in the face of these potential macro risks. Due to our bias of owning cash-generative companies with strong balance sheets, we believe we have built a portfolio of companies that should be able to take advantage of economic downturns by investing more in their businesses and coming out of the economic downturn stronger relative to competitors. While the COVID-19-induced recession was rather short in duration, we saw evidence of our owned companies reinvesting in their businesses and being in much better competitive positions than at the beginning of the pandemic. In addition, our bias is to own companies with indispensable products and services and higher recurring revenue rates. These factors should contribute to a more resilient portfolio in the face of an economic downturn.

Despite the current macroeconomic challenges, our outlook remains positive. While there may seem to be a lull in many of the trends we are focused on, we believe this is a short-term, transitional phase. We see a lot of underlying foundational progress in reshoring manufacturing in key clean tech industries, such as batteries and semiconductors, the electrification of transportation, greening buildings, decarbonizing electricity, and transforming industry. Additionally, we continue to follow our proven investment process, identifying companies exposed to these growth trends, focusing on cash flow generation, strong balance sheets, financial resilience, and exercising valuation discipline.

Thank you for your continued investment in the Global Sustainability Equity Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-

2	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund (unaudited)

traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

Janus Investment Fund	3

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	3.12%	2.32%	Boralex Inc - Class A	2.01%	-1.41%
Lam Research Corp	1.89%	0.71%	Innergex Renewable Energy Inc	1.32%	-1.07%
Evoqua Water Technologies Corp	1.09%	0.57%	Atlassian Corp - Class A	0.70%	-0.79%
Schneider Electric SE	2.60%	0.52%	Shimano Inc	1.70%	-0.69%
Encompass Health Corp	2.00%	0.47%	Humana Inc	3.01%	-0.67%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Health Care	1.08%	8.56%	13.49%
	Consumer Staples	1.04%	0.46%	7.61%
	Industrials	0.50%	17.54%	10.74%
	Materials	0.27%	1.87%	4.31%
	Real Estate	-0.07%	3.29%	2.53%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Utilities	-1.81%	5.42%	2.93%
	Communication Services	-1.53%	3.62%	6.89%
	Financials	-1.08%	16.04%	14.52%
	Other**	-0.42%	2.28%	0.00%
	Information Technology	-0.39%	34.49%	21.12%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.1%
Wabtec Corp
Machinery	3.6%
Humana Inc
Health Care Providers & Services	3.1%
Xylem Inc/NY
Machinery	2.8%
20.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.7%
Investment Companies	2.5%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

Janus Investment Fund	5

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023			Prospectus Expense Ratios
	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	17.98%	6.79%	3.31%	1.17%
Class A Shares at MOP	11.22%	4.87%
Class C Shares at NAV	18.02%	6.82%	6.64%	1.89%
Class C Shares at CDSC	17.02%	6.82%
Class D Shares	18.16%	6.88%	1.71%	1.01%
Class I Shares	18.10%	6.94%	1.57%	0.92%
Class N Shares	18.33%	7.03%	1.73%	0.86%
Class R Shares	18.21%	6.81%	8.24%	1.61%
Class S Shares	18.20%	6.85%	6.62%	1.36%
Class T Shares	18.08%	6.78%	2.25%	1.11%
MSCI World Index	21.95%	10.08%
Morningstar Quartile - Class I Shares	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	244/359	96/331

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on January 28, 2021. Performance shown for periods prior to January 28, 2021, reflects the historical performance of the Funds’s Class I Shares, calculated using the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to January 28, 2021, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 25, 2020

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Global Sustainable Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$976.80	$5.90	$1,000.00	$1,019.10	$6.02	1.19%
Class C Shares	$1,000.00	$976.80	$5.90	$1,000.00	$1,019.10	$6.02	1.19%
Class D Shares	$1,000.00	$977.70	$4.96	$1,000.00	$1,020.05	$5.06	1.00%
Class I Shares	$1,000.00	$977.60	$5.01	$1,000.00	$1,020.00	$5.11	1.01%
Class N Shares	$1,000.00	$977.70	$4.21	$1,000.00	$1,020.81	$4.31	0.85%
Class R Shares	$1,000.00	$977.60	$4.66	$1,000.00	$1,020.36	$4.76	0.94%
Class S Shares	$1,000.00	$977.50	$4.71	$1,000.00	$1,020.31	$4.81	0.95%
Class T Shares	$1,000.00	$976.90	$5.30	$1,000.00	$1,019.70	$5.42	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 97.7%
Auto Components – 1.7%
Aptiv PLC*	4,835	$476,683
Banks – 1.0%
HDFC Bank Ltd (ADR)	4,555	268,791
Building Products – 1.3%
Advanced Drainage Systems Inc	3,134	356,743
Capital Markets – 0.9%
S&P Global Inc	704	257,249
Containers & Packaging – 1.7%
DS Smith PLC	136,686	477,171
Diversified Financial Services – 4.0%
Mastercard Inc	1,822	721,348
Walker & Dunlop Inc	5,277	391,764
		1,113,112
Electric Utilities – 2.0%
SSE PLC	27,473	538,241
Electrical Equipment – 6.3%
Legrand SA	7,703	706,859
nVent Electric PLC	5,687	301,354
Schneider Electric SE	4,493	740,627
		1,748,840
Electronic Equipment, Instruments & Components – 10.0%
IPG Photonics Corp*	4,171	423,523
Keyence Corp	1,100	408,893
Keysight Technologies Inc*	2,638	349,034
Murata Manufacturing Co Ltd	26,100	477,063
Shimadzu Corp	17,300	459,501
TE Connectivity Ltd	5,340	659,650
		2,777,664
Entertainment – 1.1%
Nintendo Co Ltd	7,500	312,494
Food Products – 0.4%
McCormick & Co Inc/MD	1,533	115,956
Health Care Equipment & Supplies – 1.4%
Nanosonics Ltd*	26,842	72,542
Olympus Corp	24,400	316,170
		388,712
Health Care Providers & Services – 5.3%
Encompass Health Corp	9,085	610,149
Humana Inc	1,782	866,979
		1,477,128
Independent Power and Renewable Electricity Producers – 2.5%
Boralex Inc - Class A	20,661	443,920
Innergex Renewable Energy Inc	33,833	253,355
		697,275
Industrial Real Estate Investment Trusts (REITs) – 1.1%
Prologis Inc	2,765	310,261
Insurance – 12.4%
AIA Group Ltd	62,400	504,774
Aon PLC - Class A	2,234	724,307
Intact Financial Corp	5,093	742,593
Marsh & McLennan Cos Inc	3,792	721,618
Progressive Corp/The	5,411	753,752
		3,447,044
Leisure Products – 1.5%
Shimano Inc	3,000	405,137
Life Sciences Tools & Services – 2.8%
ICON PLC*	3,170	780,612
Machinery – 8.4%
Knorr-Bremse AG	8,582	545,689

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Machinery– (continued)
Wabtec Corp	9,327	$991,180
Xylem Inc/NY	8,635	786,044
		2,322,913
Professional Services – 1.8%
Wolters Kluwer NV	4,149	502,399
Semiconductor & Semiconductor Equipment – 11.7%
ASML Holding NV	807	473,837
Infineon Technologies AG	11,457	379,918
Lam Research Corp	985	617,368
NVIDIA Corp	2,622	1,140,544
Texas Instruments Inc	3,903	620,616
		3,232,283
Software – 11.8%
Autodesk Inc*	2,480	513,137
Cadence Design Systems Inc*	2,081	487,578
Microsoft Corp	6,175	1,949,756
Workday Inc - Class A*	1,426	306,376
		3,256,847
Specialized Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	1,361	125,253
Equinix Inc	400	290,504
		415,757
Specialty Retail – 1.2%
Home Depot Inc	1,049	316,966
Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	1,391	244,871
NIKE Inc - Class B	2,542	243,066
		487,937
Wireless Telecommunication Services – 2.1%
T-Mobile US Inc*	4,215	590,311
Total Common Stocks (cost $25,103,895)		27,074,526
Investment Companies– 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $694,933)	694,812	695,021
Total Investments (total cost $25,798,828) – 100.2%		27,769,547
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(52,498)
Net Assets – 100%		$27,717,049

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,714,090	63.8%
Japan	2,379,258	8.6
France	1,447,486	5.2
Canada	1,439,868	5.2
Germany	1,170,478	4.2
United Kingdom	1,015,412	3.6
Netherlands	976,236	3.5
Ireland	780,612	2.8
Hong Kong	504,774	1.8
India	268,791	1.0
Australia	72,542	0.3

Total	$27,769,547	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$30,905	$91	$66	$695,021

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	1,228,278	7,122,027	(7,655,441)	695,021

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Sustainable Equity Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Containers & Packaging	$-	$477,171	$-
Electric Utilities	-	538,241	-
Electrical Equipment	301,354	1,447,486	-
Electronic Equipment, Instruments & Components	1,432,207	1,345,457	-
Entertainment	-	312,494	-
Health Care Equipment & Supplies	-	388,712	-
Insurance	2,942,270	504,774	-
Leisure Products	-	405,137	-
Machinery	1,777,224	545,689	-
Professional Services	-	502,399	-
Semiconductor & Semiconductor Equipment	2,378,528	853,755	-
Textiles, Apparel & Luxury Goods	243,066	244,871	-
All Other	10,433,691	-	-
Investment Companies	-	695,021	-
Total Assets	$19,508,340	$8,261,207	$-

12	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $25,103,895)	$27,074,526
Affiliated investments, at value (cost $694,933)	695,021
Cash denominated in foreign currency (cost $8,183)	8,183
Trustees' deferred compensation	724
Receivables:
Dividends	41,477
Fund shares sold	11,737
Foreign tax reclaims	5,440
Dividends from affiliates	2,702
Other assets	6,875
Total Assets	27,846,685
Liabilities:
Payables:	—
Professional fees	50,919
Fund shares repurchased	16,871
Advisory fees	12,878
Transfer agent fees and expenses	5,110
Custodian fees	2,017
Trustees' deferred compensation fees	724
12b-1 Distribution and shareholder servicing fees	183
Trustees' fees and expenses	166
Affiliated fund administration fees payable	61
Accrued expenses and other payables	40,707
Total Liabilities	129,636
Commitments and contingent liabilities (Note 3)
Net Assets	$27,717,049

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$28,236,069
Total distributable earnings (loss)	(519,020)
Total Net Assets	$27,717,049
Net Assets - Class A Shares	$258,732
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,196
Net Asset Value Per Share(1)	$12.21
Maximum Offering Price Per Share(2)	$12.95
Net Assets - Class C Shares	$103,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,486
Net Asset Value Per Share(1)	$12.20
Net Assets - Class D Shares	$22,472,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,833,546
Net Asset Value Per Share	$12.26
Net Assets - Class I Shares	$2,677,582
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	219,464
Net Asset Value Per Share	$12.20
Net Assets - Class N Shares	$1,494,078
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,556
Net Asset Value Per Share	$12.29
Net Assets - Class R Shares	$51,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,196
Net Asset Value Per Share	$12.22
Net Assets - Class S Shares	$62,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,092
Net Asset Value Per Share	$12.20
Net Assets - Class T Shares	$597,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,790
Net Asset Value Per Share	$12.24

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$410,227
Dividends from affiliates	30,905
Other income	488
Foreign tax withheld	(20,084)
Total Investment Income	421,536
Expenses:
Advisory fees	212,327
12b-1 Distribution and shareholder servicing fees:
Class A Shares	531
Class C Shares	271
Class R Shares	6
Class S Shares	1
Transfer agent administrative fees and expenses:
Class D Shares	26,838
Class R Shares	121
Class S Shares	154
Class T Shares	1,537
Transfer agent networking and omnibus fees:
Class A Shares	252
Class C Shares	25
Class I Shares	4,445
Other transfer agent fees and expenses:
Class A Shares	33
Class C Shares	11
Class D Shares	8,477
Class I Shares	242
Class N Shares	123
Class R Shares	5
Class S Shares	7
Class T Shares	48
Registration fees	137,983
Non-affiliated fund administration fees	69,520
Professional fees	67,059
Shareholder reports expense	12,221
Custodian fees	7,151
Affiliated fund administration fees	912
Trustees’ fees and expenses	717
Other expenses	14,716
Total Expenses	565,733
Less: Excess Expense Reimbursement and Waivers	(281,202)
Net Expenses	284,531
Net Investment Income/(Loss)	137,005

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Sustainable Equity Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(795,256)
Investments in affiliates	91
Total Net Realized Gain/(Loss) on Investments	(795,165)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	5,153,909
Investments in affiliates	66
Total Change in Unrealized Net Appreciation/Depreciation	5,153,975
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,495,815

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$137,005	$52,899
Net realized gain/(loss) on investments	(795,165)	(1,658,807)
Change in unrealized net appreciation/depreciation	5,153,975	(8,339,907)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,495,815	(9,945,815)
Dividends and Distributions to Shareholders:
Class A Shares	(572)	(1,797)
Class C Shares	(336)	(778)
Class D Shares	(50,792)	(270,032)
Class I Shares	(14,523)	(131,214)
Class N Shares	(5,818)	(16,196)
Class R Shares	(266)	(510)
Class S Shares	(315)	(721)
Class T Shares	(704)	(6,829)
Net Decrease from Dividends and Distributions to Shareholders	(73,326)	(428,077)
Capital Share Transactions:
Class A Shares	41,576	68,834
Class C Shares	31,709	5,715
Class D Shares	(1,756,270)	4,293,945
Class I Shares	(1,756,037)	(5,268,172)
Class N Shares	(12,810)	222,331
Class R Shares	3,823	510
Class S Shares	315	721
Class T Shares	(37,794)	27,879
Net Increase/(Decrease) from Capital Share Transactions	(3,485,488)	(648,237)
Net Increase/(Decrease) in Net Assets	937,001	(11,022,129)
Net Assets:
Beginning of period	26,780,048	37,802,177
End of period	$27,717,049	$26,780,048

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.37	$14.16	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.02	0.02	0.01
Net realized and unrealized gain/(loss)	1.82	(3.67)	3.00	1.17
Total from Investment Operations	1.86	(3.65)	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	(0.03)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.02)	(0.14)	(0.04)	—
Net Asset Value, End of Period	$12.21	$10.37	$14.16	$11.18
Total Return*	17.98%	(26.05)%	27.05%	11.80%
Net Assets, End of Period (in thousands)	$259	$182	$181	$67
Average Net Assets for the Period (in thousands)	$259	$208	$123	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.19%	3.18%	4.43%	15.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.05%	1.06%	1.13%
Ratio of Net Investment Income/(Loss)	0.34%	0.15%	0.12%	0.27%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.39	$14.13	$11.16	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.07	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	1.83	(3.68)	3.01	1.17
Total from Investment Operations	1.87	(3.61)	3.00	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—(3)	(0.02)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.06)	(0.13)	(0.03)	—
Net Asset Value, End of Period	$12.20	$10.39	$14.13	$11.16
Total Return*	18.02%	(25.79)%	26.91%	11.60%
Net Assets, End of Period (in thousands)	$104	$61	$77	$56
Average Net Assets for the Period (in thousands)	$88	$74	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.48%	5.34%	6.64%	17.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	0.59%	1.19%	1.87%
Ratio of Net Investment Income/(Loss)	0.34%	0.57%	(0.04)%	(0.46)%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.40	$14.20	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.02	0.02	0.01
Net realized and unrealized gain/(loss)	1.83	(3.68)	3.01	1.17
Total from Investment Operations	1.89	(3.66)	3.03	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	—	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.03)	(0.14)	(0.01)	—
Net Asset Value, End of Period	$12.26	$10.40	$14.20	$11.18
Total Return*	18.16%	(26.02)%	27.15%	11.80%
Net Assets, End of Period (in thousands)	$22,473	$20,664	$23,921	$5,226
Average Net Assets for the Period (in thousands)	$22,960	$24,549	$16,804	$2,485
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	1.71%	1.97%	10.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.00%	1.00%	0.98%
Ratio of Net Investment Income/(Loss)	0.48%	0.16%	0.18%	0.50%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.39	$14.19	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.02	0.04	0.02
Net realized and unrealized gain/(loss)	1.83	(3.66)	3.00	1.17
Total from Investment Operations	1.88	(3.64)	3.04	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.03)	(0.03)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.07)	(0.16)	(0.04)	—
Net Asset Value, End of Period	$12.20	$10.39	$14.19	$11.19
Total Return*	18.10%	(25.97)%	27.25%	11.90%
Net Assets, End of Period (in thousands)	$2,678	$3,991	$11,353	$5,317
Average Net Assets for the Period (in thousands)	$2,750	$7,265	$7,780	$5,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.98%	1.57%	1.86%	10.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.92%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	0.44%	0.11%	0.29%	0.55%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.43	$14.23	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.04	0.05	0.02
Net realized and unrealized gain/(loss)	1.83	(3.69)	3.00	1.17
Total from Investment Operations	1.91	(3.65)	3.05	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.02)	—	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.05)	(0.15)	(0.01)	—
Net Asset Value, End of Period	$12.29	$10.43	$14.23	$11.19
Total Return*	18.33%	(25.93)%	27.30%	11.90%
Net Assets, End of Period (in thousands)	$1,494	$1,250	$1,449	$192
Average Net Assets for the Period (in thousands)	$1,598	$1,432	$831	$83
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.73%	2.14%	14.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.64%	0.31%	0.33%	0.73%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class R Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021(1)
Net Asset Value, Beginning of Period	$10.40	$14.13	$13.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.08	(0.03)
Net realized and unrealized gain/(loss)	1.83	(3.68)	1.08
Total from Investment Operations	1.89	(3.60)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	—
Distributions (from capital gains)	—	(0.13)	—
Total Dividends and Distributions	(0.07)	(0.13)	—
Net Asset Value, End of Period	$12.22	$10.40	$14.13
Total Return*	18.21%	(25.72)%	8.03%
Net Assets, End of Period (in thousands)	$51	$40	$54
Average Net Assets for the Period (in thousands)	$49	$51	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.16%	7.35%	7.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.57%	1.46%
Ratio of Net Investment Income/(Loss)	0.50%	0.59%	(0.27)%
Portfolio Turnover Rate	20%	33%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 28, 2021 (inception date) through September 30, 2021.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.37	$14.15	$11.17	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.04	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.83	(3.68)	3.01	1.17
Total from Investment Operations	1.89	(3.64)	3.01	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.01)	(0.02)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.06)	(0.14)	(0.03)	—
Net Asset Value, End of Period	$12.20	$10.37	$14.15	$11.17
Total Return*	18.29%	(25.98)%	27.05%	11.70%
Net Assets, End of Period (in thousands)	$62	$53	$71	$56
Average Net Assets for the Period (in thousands)	$62	$66	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.82%	6.24%	6.65%	16.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.83%	1.11%	1.37%
Ratio of Net Investment Income/(Loss)	0.50%	0.32%	0.03%	0.04%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.38	$14.18	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.01	0.01	0.01
Net realized and unrealized gain/(loss)	1.83	(3.68)	3.01	1.17
Total from Investment Operations	1.88	(3.67)	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—(3)	(0.01)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.02)	(0.13)	(0.02)	—
Net Asset Value, End of Period	$12.24	$10.38	$14.18	$11.18
Total Return*	18.08%	(26.12)%	27.02%	11.80%
Net Assets, End of Period (in thousands)	$597	$540	$697	$99
Average Net Assets for the Period (in thousands)	$616	$633	$387	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.44%	2.25%	2.82%	14.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	0.39%	0.05%	0.10%	0.33%
Portfolio Turnover Rate	20%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Sustainable Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	27

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	29

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended September 30, 2023, the Adviser reimbursed the Fund $238,648 of fees and expense that are eligible for recoupment. As of September 30, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $976,884. The recoupment of such reimbursements expired on June 25, 2023. The Adviser recouped $0 prior to the Recoupment Deadline.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not

30	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $52.

Janus Investment Fund	31

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

32	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	60	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	4	-*
Class R Shares	93	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 78,866	$ -	$ (2,271,159)	$ -	$ (1,897)	$ 1,675,170

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,499,223)	$ (771,936)	$ (2,271,159)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 26,094,377	$ 4,241,647	$ (2,566,477)	$ 1,675,170

Janus Investment Fund	33

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 73,326	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 303,378	$ 124,699	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

34	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	10,282	$ 122,324	5,969	$ 85,061
Reinvested dividends and distributions	50	572	125	1,797
Shares repurchased	(6,651)	(81,320)	(1,356)	(18,024)
Net Increase/(Decrease)	3,681	$ 41,576	4,738	$ 68,834
Class C Shares:
Shares sold	2,608	$ 31,373	744	$ 10,463
Reinvested dividends and distributions	30	336	54	778
Shares repurchased	-	-	(371)	(5,526)
Net Increase/(Decrease)	2,638	$ 31,709	427	$ 5,715
Class D Shares:
Shares sold	305,968	$ 3,792,350	561,140	$ 7,587,026
Reinvested dividends and distributions	4,409	50,092	18,393	265,600
Shares repurchased	(464,459)	(5,598,712)	(276,713)	(3,558,681)
Net Increase/(Decrease)	(154,082)	$(1,756,270)	302,820	$ 4,293,945
Class I Shares:
Shares sold	106,135	$ 1,277,535	212,724	$ 2,770,878
Reinvested dividends and distributions	1,284	14,523	9,099	131,214
Shares repurchased	(272,137)	(3,048,095)	(637,758)	(8,170,264)
Net Increase/(Decrease)	(164,718)	$(1,756,037)	(415,935)	$(5,268,172)
Class N Shares:
Shares sold	49,433	$ 616,420	27,058	$ 350,626
Reinvested dividends and distributions	511	5,818	1,119	16,196
Shares repurchased	(48,247)	(635,048)	(10,132)	(144,491)
Net Increase/(Decrease)	1,697	$ (12,810)	18,045	$ 222,331
Class R Shares:
Shares sold	283	$ 3,557	-	$ -
Reinvested dividends and distributions	23	266	35	510
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	306	$ 3,823	35	$ 510
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	27	315	51	721
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	27	$ 315	51	$ 721
Class T Shares:
Shares sold	44,691	$ 548,234	11,608	$ 142,737
Reinvested dividends and distributions	62	704	473	6,829
Shares repurchased	(47,978)	(586,732)	(9,202)	(121,687)
Net Increase/(Decrease)	(3,225)	$ (37,794)	2,879	$ 27,879

Janus Investment Fund	35

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,524,787	$ 8,466,545	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Sustainable Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Sustainable Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

38	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	39

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

40	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

42	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

46	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	47

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

48	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

50	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Sustainable Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

52	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

54	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	55

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

56	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	57

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

58	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	59

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2023

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93086 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Global Technology and Innovation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Global Technology and Innovation Fund (unaudited)

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended September 30, 2023, the Janus Henderson Global Technology and Innovation Fund Class I Shares returned 38.50%. By comparison, the Fund’s primary benchmark, the S&P 500® Index, returned 21.62%, while the Fund’s secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned 35.88%.

MARKET ENVIRONMENT

The global technology sector generated strong returns during the 12-month period, leading the broader market higher. Growth-oriented stocks benefited from the slowdown in the pace of interest rate hikes, which had been disproportionately weighing on growth throughout much of 2022. With most of the rate-hiking cycle priced in, investors could once again return to focusing on corporate performance, which largely proved resilient within tech. The publicity surrounding artificial intelligence (AI) and the release of ChatGPT served as another boost. A late-period selloff on the back of an increase in mid- to longer-dated interest rates was not enough to significantly dent tech’s earlier performance.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the S&P 500 Index, as well as its secondary benchmark, the MSCI All Country World Information Technology Index, for the period. Because we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on companies that we expect to be less volatile than the benchmark’s holdings and those that can benefit from the high pace of technological change can provide better performance long term.

A leading relative contributor was Facebook parent company Meta. The company continued to benefit from its cost rationalization program. Meta also stands to gain from AI initiatives that could buttress advertising revenues despite a tougher macroeconomic backdrop.

ASML Holding also contributed to relative results. The semiconductor capital equipment manufacturer benefited from the rush to secure manufacturing capacity for AI-related chips. Given the company’s commanding position in providing the equipment needed to fabricate the most advanced semiconductor chips, the stock can act as an island of stability in tech soft patches.

A leading relative detractor affected by the slowing economy was Atlassian. The company provides project management tools for software developers, and the expectation of additional tech layoffs forced management to reduce forward guidance. Other headwinds for the company include its European exposure and a transition to the cloud.

Amazon.com also weighed on performance. The size of the company makes vulnerability to the economic cycle unavoidable. Aggravating the situation was the wave of investment undertaken during the pandemic. Amazon had previously invested heavily, but the scaling up of e-commerce meant that payback would start being seen in years, not quarters. Its current round of investment, in our view, exceeds what marketplace conditions would merit, especially as the economy likely enters a downturn. Management has made attempts to size the business correctly as seen in headcount reductions, but Amazon’s considerable fixed asset investments cannot be unwound as easily.

Janus Investment Fund	1

Janus Henderson Global Technology and Innovation Fund (unaudited)

OUTLOOK

For much of this year, tech investors have prepared for a slowdown in demand as the global economy found a lower gear. Although companies have largely met expectations by streamlining operations, we believe that the still wide range of economic outcomes means it is too early to sound the all-clear.

We believe that the global economy will likely slog along, as earlier rounds of monetary tightening1 continue to weigh on output. We are fairly certain the market will not get any near-term help from China. The situation does not appear as dire in developed markets, especially as investors and corporate allocators get used to the notion that a new – higher – interest rate regime will be around for the foreseeable future.

That is not necessarily bad news, as much of the move in rates has already been priced in. A higher cost of capital will disproportionately impact weaker business models, as they are unlikely to be able to achieve the profitability thresholds required by investors. Accordingly, we see the tech landscape increasingly divided between winners and losers, with the former category aligned with the secular themes of AI, the cloud, and the Internet of Things. This, in our view, is an opportune time for astute security selection.

Looking forward, we are entering the period when earnings expectations typically register their largest adjustments, as investors extrapolate the next round of earnings reports to begin divining what 2024 may look like. After that, we expect management teams to chime in with their own guidance. With corporate performance holding steady but economic clouds not yet dissipated, there will be plenty to watch. While the trajectory of these competing near-term forces is relevant, investors should not lose sight of the tech-enabled, secular themes reshaping the global economy. Our view remains that the companies at the forefront of this sea of change will likely continue to claim a larger share of aggregate corporate earnings.

Thank you for your investment in the Janus Henderson Global Technology and Innovation Fund.

1 Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	2.12%	2.37%	Atlassian Corp - Class A	2.50%	-1.77%
Apple Inc	5.65%	1.99%	NVIDIA Corp	4.23%	-1.51%
ASML Holding NV	6.27%	1.00%	Amazon.com Inc	2.53%	-1.25%
Lam Research Corp	3.31%	0.94%	CoStar Group Inc	2.95%	-0.93%
Advanced Micro Devices Inc	2.66%	0.63%	Taiwan Semiconductor Manufacturing Co Ltd	3.31%	-0.76%

	3 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.16%	80.49%	98.08%
	Communication Services	1.73%	6.30%	0.00%
	Financials	0.81%	2.45%	1.60%

	4 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-0.83%	4.05%	0.05%
	Other**	-0.49%	1.94%	0.00%
	Real Estate	-0.28%	0.61%	0.00%
	Industrials	-0.18%	4.16%	0.27%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	10.9%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	7.8%
Apple Inc
Technology Hardware, Storage & Peripherals	6.0%
Meta Platforms Inc - Class A
Interactive Media & Services	4.5%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.5%
33.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Investment Companies	3.2%
Private Placements	0.9%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Warrants	0.0%
Other	(0.4)%
100.0%

Emerging markets comprised 5.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	38.17%	12.27%	16.08%	9.89%	0.99%
Class A Shares at MOP	30.21%	10.94%	15.39%	9.63%
Class C Shares at NAV	37.23%	11.52%	15.29%	9.11%	1.75%
Class C Shares at CDSC	36.23%	11.52%	15.29%	9.11%
Class D Shares	38.44%	12.49%	16.30%	10.07%	0.80%
Class I Shares	38.50%	12.54%	16.38%	10.12%	0.76%
Class N Shares	38.63%	12.63%	16.39%	10.09%	0.67%
Class S Shares	37.92%	12.06%	15.90%	9.73%	1.18%
Class T Shares	38.30%	12.37%	16.20%	10.02%	0.91%
S&P 500 Index	21.62%	9.92%	11.91%	7.16%
MSCI All Country World Information Technology Index	35.88%	14.86%	16.94%	7.64%
Morningstar Quartile - Class T Shares	1st	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	49/275	74/207	68/175	32/91

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,090.20	$5.14	$1,000.00	$1,020.16	$4.96	0.98%
Class C Shares	$1,000.00	$1,086.10	$9.10	$1,000.00	$1,016.34	$8.80	1.74%
Class D Shares	$1,000.00	$1,091.50	$4.14	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$1,091.70	$3.93	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,092.20	$3.46	$1,000.00	$1,021.76	$3.35	0.66%
Class S Shares	$1,000.00	$1,089.30	$6.08	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,090.70	$4.72	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 96.2%
Aerospace & Defense – 0.6%
Axon Enterprise Inc*	156,857	$31,212,974
Automobiles – 0.2%
Tesla Inc*	39,781	9,954,002
Diversified Financial Services – 3.4%
Mastercard Inc	365,836	144,838,131
Visa Inc	104,183	23,963,132
		168,801,263
Electronic Equipment, Instruments & Components – 1.1%
Amphenol Corp	575,560	48,341,284
E Ink Holdings Inc	919,000	5,141,012
		53,482,296
Information Technology Services – 0.8%
GoDaddy Inc*	338,947	25,244,773
MongoDB Inc*	20,011	6,921,004
Snowflake Inc - Class A*	45,468	6,946,146
		39,111,923
Interactive Media & Services – 8.3%
Alphabet Inc - Class C*	1,417,401	186,884,322
Meta Platforms Inc - Class A*	738,075	221,577,496
		408,461,818
Media – 0.3%
Trade Desk Inc*	183,217	14,318,409
Multiline Retail – 2.9%
Amazon.com Inc*	665,359	84,580,436
MercadoLibre Inc*	47,655	60,420,821
		145,001,257
Professional Services – 1.3%
Ceridian HCM Holding Inc*	533,236	36,180,063
Paylocity Holding Corp*	162,377	29,503,901
		65,683,964
Real Estate Management & Development – 1.4%
CoStar Group Inc*	925,105	71,131,323
Semiconductor & Semiconductor Equipment – 32.5%
Advanced Micro Devices Inc*	583,846	60,031,046
Analog Devices Inc	431,027	75,468,517
Applied Materials Inc	708,325	98,067,596
ASML Holding NV	295,482	173,494,747
Infineon Technologies AG	309,685	10,269,269
KLA Corp	345,992	158,692,691
Lam Research Corp	273,553	171,454,814
Lattice Semiconductor Corp*	161,298	13,860,337
Marvell Technology Inc	836,667	45,288,785
NVIDIA Corp	882,156	383,729,038
NXP Semiconductors NV	250,379	50,055,770
ON Semiconductor Corp*	608,885	56,595,861
Taiwan Semiconductor Manufacturing Co Ltd	13,534,000	219,661,617
Texas Instruments Inc	554,691	88,201,416
		1,604,871,504
Software – 36.1%
Adobe Inc*	354,414	180,715,699
Alteryx Inc*	668,455	25,194,069
Atlassian Corp - Class A*	292,325	58,906,411
Cadence Design Systems Inc*	410,004	96,063,937
CCC Intelligent Solutions Holdings Inc*	7,010,212	93,586,330
Constellation Software Inc/Canada	75,723	156,345,330
Dynatrace Inc*	802,685	37,509,470
HubSpot Inc*	15,054	7,414,095
Intuit Inc	51,008	26,062,028
Klaviyo Inc - Class A*,#	407,066	14,043,777

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Lumine Group Inc*	1,272,788	$18,856,119
Microsoft Corp	1,699,077	536,483,563
Nice Ltd (ADR)*,#	220,282	37,447,940
Pagerduty Inc*	306,026	6,882,525
Palo Alto Networks Inc*	258,444	60,589,611
Procore Technologies Inc*	495,098	32,339,801
ServiceNow Inc*	72,517	40,534,102
Synopsys Inc*	127,918	58,710,524
Tyler Technologies Inc*	196,537	75,890,797
Workday Inc - Class A*	1,004,996	215,923,391
		1,779,499,519
Specialized Real Estate Investment Trusts (REITs) – 0.2%
Equinix Inc	10,683	7,758,636
Technology Hardware, Storage & Peripherals – 6.0%
Apple Inc	1,725,774	295,469,767
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc*	386,979	54,196,409
Total Common Stocks (cost $2,902,280,263)		4,748,955,064
Private Placements– 0.9%
Professional Services – 0.2%
Apartment List Inc*,¢,§	3,783,673	10,367,264
Software – 0.7%
Magic Leap Inc - Class A private equity common shares*,¢,§	18,847	0
Via Transportation Inc - Preferred shares*,¢,§	546,008	24,847,568
Via Transportation Inc - private equity common shares*,¢,§	78,474	3,571,171
Via Transportation Inc - Series A*,¢,§	50,741	2,309,106
Via Transportation Inc - Series B*,¢,§	9,272	421,947
Via Transportation Inc - Series C*,¢,§	8,331	379,125
Via Transportation Inc - Series D*,¢,§	29,804	1,356,311
Via Transportation Inc - Series E*,¢,§	13,836	629,645
Via Transportation Inc - Series G-1*,¢,§	17,973	817,910
		34,332,783
Total Private Placements (cost $56,880,997)		44,700,047
Warrants– 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26*	333,275	114,980
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*	75,723	6
Total Warrants (cost $986,182)		114,986
Investment Companies– 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $157,555,340)	157,522,223	157,569,479
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	3,144,520	3,144,520
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 10/2/23	$786,130	786,130
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,930,650)		3,930,650
Total Investments (total cost $3,121,633,432) – 100.4%		4,955,270,226
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(21,686,391)
Net Assets – 100%		$4,933,583,835

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,273,518,385	86.3%
Taiwan	224,802,629	4.5
Canada	175,201,455	3.5
Netherlands	173,494,747	3.5
Argentina	60,420,821	1.2
Israel	37,447,940	0.8
Germany	10,269,269	0.2
Singapore	114,980	0.0

Total	$4,955,270,226	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$3,765,114	$8,600	$14,139	$157,569,479
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	27,573∆	-	-	3,144,520
Total Affiliated Investments - 3.3%	$3,792,687	$8,600	$14,139	$160,713,999

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	189,241,342	1,011,968,049	(1,043,662,651)	157,569,479
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	219,182	124,761,225	(121,835,887)	3,144,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,698,160	$—	$(3,698,160)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $44,700,047, which represents 0.9% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$13,821,757	$10,367,264	0.2%
Magic Leap Inc - Class A private equity common shares	10/5/17	9,160,263	0	0.0
Via Transportation Inc - Preferred shares	11/4/21	24,847,568	24,847,568	0.5
Via Transportation Inc - private equity common shares	12/2/21	3,392,431	3,571,171	0.1
Via Transportation Inc - Series A	12/2/21	2,193,533	2,309,106	0.1
Via Transportation Inc - Series B	12/2/21	400,829	421,947	0.0
Via Transportation Inc - Series C	12/2/21	360,149	379,125	0.0
Via Transportation Inc - Series D	12/2/21	1,288,427	1,356,311	0.0
Via Transportation Inc - Series E	12/2/21	598,130	629,645	0.0
Via Transportation Inc - Series G-1	2/2/23	817,910	817,910	0.0
Total		$56,880,997	$44,700,047	0.9%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

12	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Electronic Equipment, Instruments & Components	$48,341,284	$5,141,012	$-
Semiconductor & Semiconductor Equipment	1,201,445,871	403,425,633	-
All Other	3,090,601,264	-	-
Private Placements	-	-	44,700,047
Warrants	114,980	6	-
Investment Companies	-	157,569,479	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,930,650	-
Total Assets	$4,340,503,399	$570,066,780	$44,700,047

Janus Investment Fund	13

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Unaffiliated investments, at value (cost $2,960,933,572)(1)	$4,794,556,227
Affiliated investments, at value (cost $160,699,860)	160,713,999
Cash	6,850
Trustees' deferred compensation	128,828
Receivables:
Dividends	1,933,943
Fund shares sold	1,502,955
Dividends from affiliates	579,938
Foreign tax reclaims	4,834
Other assets	21,836
Total Assets	4,959,449,410
Liabilities:
Collateral for securities loaned (Note 2)	3,930,650
Payables:	—
Investments purchased	16,003,479
Advisory fees	2,767,831
Fund shares repurchased	1,890,836
Transfer agent fees and expenses	716,949
Trustees' deferred compensation fees	128,828
12b-1 Distribution and shareholder servicing fees	101,396
Professional fees	69,728
Trustees' fees and expenses	25,571
Custodian fees	21,834
Affiliated fund administration fees payable	10,812
Accrued expenses and other payables	197,661
Total Liabilities	25,865,575
Commitments and contingent liabilities (Note 3)
Net Assets	$4,933,583,835

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,072,619,220
Total distributable earnings (loss)	1,860,964,615
Total Net Assets	$4,933,583,835
Net Assets - Class A Shares	$213,742,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,899,677
Net Asset Value Per Share(2)	$43.62
Maximum Offering Price Per Share(3)	$46.28
Net Assets - Class C Shares	$56,245,773
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,532,089
Net Asset Value Per Share(2)	$36.71
Net Assets - Class D Shares	$2,401,660,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,847,704
Net Asset Value Per Share	$45.44
Net Assets - Class I Shares	$773,769,147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,804,158
Net Asset Value Per Share	$46.05
Net Assets - Class N Shares	$173,760,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,819,095
Net Asset Value Per Share	$45.50
Net Assets - Class S Shares	$23,734,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	562,542
Net Asset Value Per Share	$42.19
Net Assets - Class T Shares	$1,290,670,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,778,124
Net Asset Value Per Share	$44.85

(1) Includes $3,698,160 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Technology and Innovation Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$26,976,777
Dividends from affiliates	3,765,114
Non-cash dividends	2,054,084
Affiliated securities lending income, net	27,573
Unaffiliated securities lending income, net	6,578
Other income	64,815
Foreign tax withheld	(1,742,096)
Total Investment Income	31,152,845
Expenses:
Advisory fees	28,839,959
12b-1 Distribution and shareholder servicing fees:
Class A Shares	498,328
Class C Shares	504,024
Class S Shares	53,742
Transfer agent administrative fees and expenses:
Class D Shares	2,530,208
Class S Shares	53,800
Class T Shares	2,994,736
Transfer agent networking and omnibus fees:
Class A Shares	148,848
Class C Shares	48,238
Class I Shares	658,857
Other transfer agent fees and expenses:
Class A Shares	12,123
Class C Shares	2,338
Class D Shares	271,010
Class I Shares	36,380
Class N Shares	6,142
Class S Shares	251
Class T Shares	12,518
Shareholder reports expense	338,632
Registration fees	158,327
Affiliated fund administration fees	145,311
Professional fees	117,399
Trustees’ fees and expenses	110,707
Custodian fees	84,780
Other expenses	481,737
Total Expenses	38,108,395
Less: Excess Expense Reimbursement and Waivers	(141,695)
Net Expenses	37,966,700
Net Investment Income/(Loss)	(6,813,855)

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$64,708,046
Investments in affiliates	8,600
Total Net Realized Gain/(Loss) on Investments	64,716,646
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,344,880,715
Investments in affiliates	14,139
Total Change in Unrealized Net Appreciation/Depreciation	1,344,894,854
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,402,797,645

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology and Innovation Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(6,813,855)	$(18,974,805)
Net realized gain/(loss) on investments	64,716,646	47,068,517
Change in unrealized net appreciation/depreciation	1,344,894,854	(2,452,270,459)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,402,797,645	(2,424,176,747)
Dividends and Distributions to Shareholders:
Class A Shares	—	(46,604,439)
Class C Shares	—	(16,566,428)
Class D Shares	—	(431,253,501)
Class I Shares	—	(166,649,528)
Class N Shares	—	(25,779,168)
Class S Shares	—	(5,259,139)
Class T Shares	—	(278,237,921)
Net Decrease from Dividends and Distributions to Shareholders	—	(970,350,124)
Capital Share Transactions:
Class A Shares	(30,643,810)	23,568,044
Class C Shares	(11,136,999)	384,649
Class D Shares	(63,266,072)	276,314,024
Class I Shares	(98,704,511)	31,451,226
Class N Shares	13,296,296	34,697,306
Class S Shares	(903,037)	8,846,141
Class T Shares	(128,748,639)	39,626,244
Net Increase/(Decrease) from Capital Share Transactions	(320,106,772)	414,887,634
Net Increase/(Decrease) in Net Assets	1,082,690,873	(2,979,639,237)
Net Assets:
Beginning of period	3,850,892,962	6,830,532,199
End of period	$4,933,583,835	$3,850,892,962

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.58	$59.21	$50.45	$36.72	$36.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.22)	(0.27)	(0.11)	(0.05)
Net realized and unrealized gain/(loss)	12.16	(18.76)	13.83	17.17	2.33
Total from Investment Operations	12.04	(18.98)	13.56	17.06	2.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—(2)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)
Net Asset Value, End of Period	$43.62	$31.58	$59.21	$50.45	$36.72
Total Return*	38.13%	(37.50)%	28.19%	49.64%	7.70%
Net Assets, End of Period (in thousands)	$213,742	$182,141	$319,194	$252,037	$172,237
Average Net Assets for the Period (in thousands)	$199,763	$260,997	$299,780	$204,220	$151,979
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.99%	0.98%	0.99%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	0.98%	0.99%	1.01%
Ratio of Net Investment Income/(Loss)	(0.31)%	(0.49)%	(0.47)%	(0.26)%	(0.14)%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.76	$51.77	$44.91	$33.24	$33.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.42)	(0.56)	(0.36)	(0.26)
Net realized and unrealized gain/(loss)	10.28	(15.94)	12.22	15.36	2.08
Total from Investment Operations	9.95	(16.36)	11.66	15.00	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)
Net Asset Value, End of Period	$36.71	$26.76	$51.77	$44.91	$33.24
Total Return*	37.18%	(37.88)%	27.37%	48.56%	6.97%
Net Assets, End of Period (in thousands)	$56,246	$50,614	$101,860	$89,141	$64,636
Average Net Assets for the Period (in thousands)	$54,709	$79,418	$98,033	$75,085	$66,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.58%	1.64%	1.69%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.58%	1.64%	1.69%	1.70%
Ratio of Net Investment Income/(Loss)	(0.99)%	(1.09)%	(1.13)%	(0.96)%	(0.85)%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.83	$61.11	$51.89	$37.62	$37.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.14)	(0.16)	(0.03)	0.01
Net realized and unrealized gain/(loss)	12.66	(19.49)	14.23	17.63	2.40
Total from Investment Operations	12.61	(19.63)	14.07	17.60	2.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	(0.04)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.85)	(3.33)	(1.93)
Net Asset Value, End of Period	$45.44	$32.83	$61.11	$51.89	$37.62
Total Return*	38.41%	(37.39)%	28.43%	49.90%	7.91%
Net Assets, End of Period (in thousands)	$2,401,660	$1,794,752	$3,058,182	$2,426,380	$1,603,112
Average Net Assets for the Period (in thousands)	$2,164,470	$2,524,660	$2,878,436	$1,911,725	$1,501,953
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.79%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.79%	0.80%	0.83%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.30)%	(0.29)%	(0.08)%	0.03%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.25	$61.76	$52.40	$37.94	$37.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.12)	(0.14)	(0.01)	0.04
Net realized and unrealized gain/(loss)	12.83	(19.74)	14.38	17.80	2.41
Total from Investment Operations	12.80	(19.86)	14.24	17.79	2.45
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.08)	—	(0.07)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.88)	(3.33)	(1.96)
Net Asset Value, End of Period	$46.05	$33.25	$61.76	$52.40	$37.94
Total Return*	38.50%	(37.36)%	28.48%	49.99%	7.97%
Net Assets, End of Period (in thousands)	$773,769	$644,388	$1,189,917	$890,656	$418,834
Average Net Assets for the Period (in thousands)	$724,972	$944,382	$1,074,031	$606,085	$356,404
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.75%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	(0.07)%	(0.26)%	(0.24)%	(0.02)%	0.11%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.83	$61.03	$51.81	$37.52	$37.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.08)	(0.09)	0.02	0.07
Net realized and unrealized gain/(loss)	12.66	(19.47)	14.21	17.60	2.37
Total from Investment Operations	12.67	(19.55)	14.12	17.62	2.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.10)	—	(0.08)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.90)	(3.33)	(1.97)
Net Asset Value, End of Period	$45.50	$32.83	$61.03	$51.81	$37.52
Total Return*	38.59%	(37.29)%	28.59%	50.10%	8.06%
Net Assets, End of Period (in thousands)	$173,761	$115,297	$175,740	$117,541	$41,043
Average Net Assets for the Period (in thousands)	$148,567	$155,684	$158,218	$70,265	$28,002
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.67%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.67%	0.69%
Ratio of Net Investment Income/(Loss)	0.01%	(0.17)%	(0.16)%	0.06%	0.19%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.59	$57.73	$49.38	$36.07	$35.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.18)	(0.29)	(0.36)	(0.19)	(0.12)
Net realized and unrealized gain/(loss)	11.78	(18.20)	13.51	16.83	2.29
Total from Investment Operations	11.60	(18.49)	13.15	16.64	2.17
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)
Net Asset Value, End of Period	$42.19	$30.59	$57.73	$49.38	$36.07
Total Return*	37.92%	(37.63)%	27.95%	49.35%	7.49%
Net Assets, End of Period (in thousands)	$23,734	$17,985	$27,069	$21,002	$9,084
Average Net Assets for the Period (in thousands)	$21,555	$26,676	$25,961	$14,529	$7,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.18%	1.17%	1.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.17%	1.17%	1.18%	1.22%
Ratio of Net Investment Income/(Loss)	(0.48)%	(0.68)%	(0.66)%	(0.46)%	(0.35)%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.43	$60.53	$51.47	$37.37	$36.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.19)	(0.23)	(0.08)	(0.02)
Net realized and unrealized gain/(loss)	12.51	(19.26)	14.11	17.51	2.39
Total from Investment Operations	12.42	(19.45)	13.88	17.43	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	—	(0.02)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)
Total Dividends and Distributions	—	(8.65)	(4.82)	(3.33)	(1.91)
Net Asset Value, End of Period	$44.85	$32.43	$60.53	$51.47	$37.37
Total Return*	38.30%	(37.45)%	28.26%	49.77%	7.82%
Net Assets, End of Period (in thousands)	$1,290,671	$1,045,715	$1,958,570	$1,601,653	$936,931
Average Net Assets for the Period (in thousands)	$1,200,202	$1,554,115	$1,860,359	$1,210,097	$869,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	0.91%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.91%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.41)%	(0.40)%	(0.18)%	(0.06)%
Portfolio Turnover Rate	43%	47%	43%	37%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology and Innovation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	27

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	29

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

30	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,698,160. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $3,930,650, resulting in the net amount due to the counterparty of $232,490.

Janus Investment Fund	31

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in

32	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $25,933.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $3,113.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

Janus Investment Fund	33

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $6,675,426 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 35,277,873	$ -	$ (5,000,860)	$ (134,159)	$1,830,821,761

34	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,124,448,465	$1,858,595,012	$ (27,773,251)	$1,830,821,761

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ 19,643,572

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 34,402,388	$ 935,947,736	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $352,366, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

Janus Investment Fund	35

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	436,382	$ 17,488,428	877,413	$ 39,900,994
Reinvested dividends and distributions	-	-	785,445	39,554,989
Shares repurchased	(1,304,998)	(48,132,238)	(1,285,642)	(55,887,939)
Net Increase/(Decrease)	(868,616)	$ (30,643,810)	377,216	$ 23,568,044
Class C Shares:
Shares sold	154,282	$ 5,151,176	226,192	$ 8,952,475
Reinvested dividends and distributions	-	-	359,888	15,435,591
Shares repurchased	(513,935)	(16,288,175)	(662,056)	(24,003,417)
Net Increase/(Decrease)	(359,653)	$ (11,136,999)	(75,976)	$ 384,649
Class D Shares:
Shares sold	3,313,443	$ 140,177,494	3,599,506	$171,960,826
Reinvested dividends and distributions	-	-	8,016,491	419,182,331
Shares repurchased	(5,132,227)	(203,443,566)	(6,992,723)	(314,829,133)
Net Increase/(Decrease)	(1,818,784)	$ (63,266,072)	4,623,274	$276,314,024
Class I Shares:
Shares sold	4,403,666	$ 178,894,447	7,091,813	$326,578,396
Reinvested dividends and distributions	-	-	2,866,657	151,760,832
Shares repurchased	(6,978,731)	(277,598,958)	(9,846,435)	(446,888,002)
Net Increase/(Decrease)	(2,575,065)	$ (98,704,511)	112,035	$ 31,451,226
Class N Shares:
Shares sold	1,753,124	$ 71,527,802	1,255,721	$ 59,650,746
Reinvested dividends and distributions	-	-	493,570	25,779,168
Shares repurchased	(1,446,362)	(58,231,506)	(1,116,408)	(50,732,608)
Net Increase/(Decrease)	306,762	$ 13,296,296	632,883	$ 34,697,306
Class S Shares:
Shares sold	222,072	$ 8,436,393	312,563	$ 16,857,268
Reinvested dividends and distributions	-	-	107,615	5,259,139
Shares repurchased	(247,392)	(9,339,430)	(301,224)	(13,270,266)
Net Increase/(Decrease)	(25,320)	$ (903,037)	118,954	$ 8,846,141
Class T Shares:
Shares sold	2,549,081	$ 102,982,215	3,854,873	$184,777,506
Reinvested dividends and distributions	-	-	5,264,764	272,188,274
Shares repurchased	(6,013,420)	(231,730,854)	(9,232,493)	(417,339,536)
Net Increase/(Decrease)	(3,464,339)	$(128,748,639)	(112,856)	$ 39,626,244

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,896,519,252	$2,160,804,910	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance

36	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Global Technology and Innovation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Technology and Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Technology and Innovation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

38	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	39

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

40	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	41

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

42	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	43

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

46	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	47

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

48	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$352,366

Janus Investment Fund	53

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

54	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	55

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	57

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

58	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	59

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

60	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology and Innovation Fund	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Global Technology and Innovation Fund	1/16-Present	Head of Technology Sector of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Global Technology and Innovation Fund

Notes

NotesPage2

64	SEPTEMBER 30, 2023

Janus Henderson Global Technology and Innovation Fund

Notes

NotesPage3

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93047 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

Jeremiah Buckley Portfolio Manager

PERFORMANCE OVERVIEW

The Janus Henderson Growth and Income Fund I Shares returned 19.01% for the 12-month period ended September 30, 2023. The Fund’s benchmark, the S&P 500® Index, returned 21.62%.

MARKET ENVIRONMENT

The stock market climbed steadily from the beginning of the period to July, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (AI) and related technologies also boosted market sentiment. However, returns have been narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. Bouts of volatility have occurred in the rising rate environment, most notably the March collapse of Silicon Valley Bank and other regional banks. In July, the S&P 500 Index reached an 18-month peak, but market sentiment began to shift as investors recognized that the Fed may keep policy rates higher for longer in its fight against inflation.

PERFORMANCE DISCUSSION

Although the Fund captured the bulk of the market’s upside, it ultimately underperformed the S&P 500 Index. During the period, our emphasis on dividend-paying stocks hurt performance relative to the benchmark as cyclical, higher-beta companies outperformed on stronger-than-expected economic growth and the market’s solidified view of a soft landing. Index results were dominated by strength in non-dividend-paying mega-cap companies that enjoyed tailwinds from investor excitement over recent advancements in AI. Defensive, dividend-paying areas of the market have also been negatively impacted by rising interest rates.

At the security level, confectionary company Hershey was a relative detractor. The company hindered fund results due to a volume slowdown. In the discretionary segments of the food and beverage industry, rising prices during this inflationary environment impacted volume as consumer budgets tightened.

Mailing services company United Parcel Service (UPS) sank on a disappointing earnings report due, in part, to a decrease in shipping volumes as consumers shift spending away from goods and toward services post-pandemic. The stock also came under pressure as the company entered contract negotiations — which take place every four years — with the Teamsters Union representing UPS’ workers.

Detractors were partially offset by strong stock selection in the healthcare and financial sectors, along with an overweight to the information technology sector. Optimism around advancements in AI helped specific stocks in the information technology sector, including our position in Microsoft. Notably, in the second quarter, the company reported strong results across most major business lines and issued better-than-expected guidance. Enthusiasm for AI has been a tailwind for Microsoft as it seeks to strengthen its long-term earnings potential by infusing AI through Office, Azure, Search, and other products.

Cable company Comcast also contributed to performance. The company benefited from moderating investor concern around its high-speed internet competition. Less aggressive spending on fiberoptic network builds and a slowing rollout of fixed wireless have improved the competitive environment for the company’s broadband business. Additionally, Comcast and Disney announced that they agreed to speed up Comcast’s sale of Hulu. Management indicated that the proceeds of the sale will help fund share repurchases earlier than anticipated.

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

OUTLOOK

As we approach the end of 2023, the debate goes on surrounding the future path of inflation, whether the Fed is done raising rates, and ultimately, if the U.S. will enter a recession. While U.S. economic growth remains robust and the labor market tight by historical standards, we are now beginning to see early signs of cooling in key areas of the economy. A softening in the job market, tighter lending conditions, erosion of COVID-19-era excess savings, and an uptick in consumer credit delinquencies all seem to point to continued below-average real gross domestic product (GPD) growth.

Additionally, market confidence in an economic soft landing eroded due to the Fed’s announcement that it expects to keep interest rates higher for longer. Both equities and fixed income adjusted accordingly. That said, we remain focused on the lagged impact of policy tightening, believing the full effects of rate increases have yet to be felt in the broader economy. We expect pressure on consumer spending to increase, and with that, some level of continued market volatility and macroeconomic uncertainty.

Overall, we believe equity multiples remain in a reasonable range relative to history, and we see opportunities for earnings growth in a number of areas despite a potentially slower-growth macroeconomic environment. We are particularly excited about opportunities in AI, which has driven our overweight allocation in software and semiconductors. There are lasting productivity and efficiency benefits to be had across many industries that will likely spur high levels of technology investment levels for years to come. We also see opportunities where market misperception on the negative impact of AI is being overly discounted, and we are focused on identifying the potential winners and losers related to this long-term theme.

Additionally, we continue to see tailwinds for companies from a price cost standpoint, as supply chains have normalized and labor attrition has improved. These factors, along with declining commodity prices and transportation costs, could help lower company cost of goods sold and contribute to improved margins. These cost improvements have yet to be reflected in margins, and we expect companies to be able to hold on to most of their price gains. Macroeconomic risks that could challenge the earnings outlook in 2024 include rising energy prices and a softening labor force.

We maintain our focus on companies that provide attractive current income and the potential for growth of income over time, which also stand to benefit from longer-term macro trends. We believe our emphasis on companies with consistent cash flows and healthy balance sheets, which are well positioned to increase dividends and share buybacks, will be an important factor in a higher-cost and slower-growth environment.

Thank you for your investment in the Janus Henderson Growth and Income Fund.

Cost of goods sold refers to the direct costs of producing the goods sold by a company. This amount includes the cost of the materials and labor directly used to create the good. It excludes indirect expenses, such as distribution costs and sales force costs.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
KLA Corp	3.14%	0.81%	Hershey Co	1.60%	-0.47%
Oracle Corp	1.76%	0.60%	United Parcel Service Inc	2.32%	-0.45%
Comcast Corp - Class A	2.37%	0.56%	Broadcom Inc	0.01%	-0.43%
Microsoft Corp	8.97%	0.40%	Hasbro Inc	0.65%	-0.41%
JPMorgan Chase & Co	3.16%	0.39%	UnitedHealth Group Inc	3.12%	-0.38%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Utilities	0.91%	0.00%	2.82%
	Health Care	0.82%	16.54%	14.37%
	Real Estate	0.67%	0.00%	2.58%
	Financials	0.60%	13.78%	12.17%
	Consumer Discretionary	0.25%	11.07%	10.43%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-2.34%	32.75%	26.86%
	Industrials	-1.43%	12.69%	8.45%
	Communication Services	-0.63%	2.86%	8.10%
	Energy	-0.41%	2.18%	4.73%
	Consumer Staples	-0.14%	6.80%	6.89%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.9%
Apple Inc
Technology Hardware, Storage & Peripherals	6.3%
Accenture PLC
Information Technology Services	4.5%
KLA Corp
Semiconductor & Semiconductor Equipment	3.5%
UnitedHealth Group Inc
Health Care Providers & Services	3.2%
27.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	18.62%	7.99%	10.67%	10.43%	1.01%
Class A Shares at MOP	11.80%	6.72%	10.02%	10.23%
Class C Shares at NAV	17.91%	7.29%	9.90%	9.68%	1.69%
Class C Shares at CDSC	16.91%	7.29%	9.90%	9.68%
Class D Shares	18.94%	8.25%	10.90%	10.55%	0.75%
Class I Shares	19.01%	8.31%	10.96%	10.59%	0.70%
Class N Shares	19.10%	8.39%	10.95%	10.56%	0.63%
Class R Shares	18.15%	7.55%	10.21%	10.00%	1.41%
Class S Shares	18.49%	7.85%	10.51%	10.26%	1.13%
Class T Shares	18.81%	8.14%	10.79%	10.51%	0.87%
S&P 500 Index	21.62%	9.92%	11.91%	10.06%
Morningstar Quartile - Class T Shares	3rd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	908/1,442	837/1,240	460/1,066	33/324

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,016.40	$5.05	$1,000.00	$1,020.05	$5.06	1.00%
Class C Shares	$1,000.00	$1,013.50	$8.18	$1,000.00	$1,016.95	$8.19	1.62%
Class D Shares	$1,000.00	$1,017.80	$3.79	$1,000.00	$1,021.31	$3.80	0.75%
Class I Shares	$1,000.00	$1,018.00	$3.49	$1,000.00	$1,021.61	$3.50	0.69%
Class N Shares	$1,000.00	$1,018.50	$3.14	$1,000.00	$1,021.96	$3.14	0.62%
Class R Shares	$1,000.00	$1,014.40	$7.12	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,015.90	$5.66	$1,000.00	$1,019.45	$5.67	1.12%
Class T Shares	$1,000.00	$1,017.30	$4.30	$1,000.00	$1,020.81	$4.31	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 99.9%
Aerospace & Defense – 1.2%
General Dynamics Corp	344,126	$76,041,522
Air Freight & Logistics – 1.6%
United Parcel Service Inc	671,943	104,735,755
Banks – 3.2%
Bank of America Corp	1,408,786	38,572,561
JPMorgan Chase & Co	1,153,708	167,310,734
		205,883,295
Beverages – 2.1%
Brown-Forman Corp	800,574	46,185,114
Coca-Cola Co	904,723	50,646,394
Constellation Brands Inc - Class A	155,281	39,026,774
		135,858,282
Biotechnology – 2.6%
AbbVie Inc	658,920	98,218,615
Gilead Sciences Inc	917,768	68,777,534
		166,996,149
Building Products – 0.7%
Trane Technologies PLC	219,789	44,597,386
Capital Markets – 5.4%
Charles Schwab Corp	673,720	36,987,228
CME Group Inc	623,379	124,812,943
Goldman Sachs Group Inc	257,367	83,276,240
Morgan Stanley	1,233,402	100,731,941
		345,808,352
Chemicals – 1.7%
Air Products & Chemicals Inc	108,771	30,825,701
Corteva Inc	775,130	39,655,651
Sherwin-Williams Co	149,858	38,221,283
		108,702,635
Commercial Services & Supplies – 0.5%
Waste Management Inc	198,430	30,248,669
Communications Equipment – 1.3%
Cisco Systems Inc	1,609,542	86,528,978
Consumer Finance – 2.4%
American Express Co	1,046,331	156,102,122
Diversified Financial Services – 2.8%
Visa Inc	770,407	177,201,314
Electrical Equipment – 0.9%
Rockwell Automation Inc	192,914	55,148,325
Electronic Equipment, Instruments & Components – 1.7%
TE Connectivity Ltd	892,173	110,210,131
Energy Equipment & Services – 0.8%
Schlumberger Ltd	909,734	53,037,492
Food & Staples Retailing – 2.1%
Costco Wholesale Corp	135,593	76,604,621
Sysco Corp	851,326	56,230,082
		132,834,703
Food Products – 1.3%
Hershey Co	428,206	85,675,457
Health Care Equipment & Supplies – 4.0%
Abbott Laboratories	1,246,352	120,709,191
Medtronic PLC	1,123,634	88,047,960
Stryker Corp	173,413	47,388,571
		256,145,722
Health Care Providers & Services – 4.0%
HCA Healthcare Inc	207,390	51,013,792
UnitedHealth Group Inc	413,102	208,281,897
		259,295,689

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure – 6.0%
Marriott International Inc/MD - Class A	605,295	$118,976,785
McDonald's Corp	568,116	149,664,479
Starbucks Corp	1,286,086	117,381,069
		386,022,333
Household Products – 1.9%
Procter & Gamble Co	846,540	123,476,324
Industrial Conglomerates – 1.5%
Honeywell International Inc	513,978	94,952,296
Information Technology Services – 4.5%
Accenture PLC	946,066	290,546,329
Insurance – 0.7%
Marsh & McLennan Cos Inc	227,513	43,295,724
Life Sciences Tools & Services – 1.1%
Danaher Corp	290,584	72,093,890
Machinery – 2.0%
Deere & Co	337,145	127,231,780
Media – 2.7%
Comcast Corp - Class A	3,939,540	174,679,204
Oil, Gas & Consumable Fuels – 2.8%
Chevron Corp	709,267	119,596,602
ConocoPhillips	482,308	57,780,498
		177,377,100
Pharmaceuticals – 4.0%
Eli Lilly & Co	184,161	98,918,398
Merck & Co Inc	947,127	97,506,725
Zoetis Inc	367,104	63,868,754
		260,293,877
Professional Services – 2.0%
Automatic Data Processing Inc	392,256	94,368,949
Booz Allen Hamilton Holding Corp	294,780	32,210,611
		126,579,560
Semiconductor & Semiconductor Equipment – 7.2%
Broadcom Inc	40,343	33,508,089
KLA Corp	485,884	222,855,556
Lam Research Corp	76,975	48,245,621
Texas Instruments Inc	987,844	157,077,074
		461,686,340
Software – 12.4%
Intuit Inc	99,909	51,047,505
Microsoft Corp	2,022,846	638,713,625
Oracle Corp	1,028,820	108,972,614
		798,733,744
Specialty Retail – 2.7%
Home Depot Inc	323,913	97,873,552
TJX Cos Inc	836,305	74,330,788
		172,204,340
Technology Hardware, Storage & Peripherals – 6.3%
Apple Inc	2,382,008	407,823,590
Textiles, Apparel & Luxury Goods – 1.8%
NIKE Inc - Class B	1,227,544	117,377,757
Total Common Stocks (cost $3,565,897,993)		6,425,426,166
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $3,942,709)	3,941,920	3,943,103
Total Investments (total cost $3,569,840,702) – 100.0%		6,429,369,269
Cash, Receivables and Other Assets, net of Liabilities – 0%		2,313,510
Net Assets – 100%		$6,431,682,779

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$205,325	$1,214	$394	$3,943,103

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	11,984,222	188,649,051	(196,691,778)	3,943,103

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,425,426,166	$-	$-
Investment Companies	-	3,943,103	-
Total Assets	$6,425,426,166	$3,943,103	$-

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,565,897,993)	$6,425,426,166
Affiliated investments, at value (cost $3,942,709)	3,943,103
Trustees' deferred compensation	167,461
Receivables:
Dividends	4,060,092
Fund shares sold	3,360,852
Investments sold	2,383,000
Dividends from affiliates	17,672
Other assets	7,997
Total Assets	6,439,366,343
Liabilities:
Payables:	—
Advisory fees	3,384,775
Fund shares repurchased	2,077,138
Transfer agent fees and expenses	959,740
Dividends	671,388
Trustees' deferred compensation fees	167,461
Professional fees	66,240
12b-1 Distribution and shareholder servicing fees	59,793
Trustees' fees and expenses	34,632
Affiliated fund administration fees payable	14,103
Custodian fees	398
Accrued expenses and other payables	247,896
Total Liabilities	7,683,564
Commitments and contingent liabilities (Note 3)
Net Assets	$6,431,682,779

See Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,203,918,840
Total distributable earnings (loss)	3,227,763,939
Total Net Assets	$6,431,682,779
Net Assets - Class A Shares	$81,967,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,229,171
Net Asset Value Per Share(1)	$66.68
Maximum Offering Price Per Share(2)	$70.75
Net Assets - Class C Shares	$41,905,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	639,622
Net Asset Value Per Share(1)	$65.52
Net Assets - Class D Shares	$3,980,874,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,577,579
Net Asset Value Per Share	$66.82
Net Assets - Class I Shares	$374,459,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,600,803
Net Asset Value Per Share	$66.86
Net Assets - Class N Shares	$79,132,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,185,690
Net Asset Value Per Share	$66.74
Net Assets - Class R Shares	$5,231,442
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,051
Net Asset Value Per Share	$66.18
Net Assets - Class S Shares	$12,790,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	191,871
Net Asset Value Per Share	$66.66
Net Assets - Class T Shares	$1,855,322,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,797,015
Net Asset Value Per Share	$66.75

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$128,439,390
Dividends from affiliates	205,325
Other income	141
Foreign withholding tax income	136,245
Total Investment Income	128,781,101
Expenses:
Advisory fees	38,768,388
12b-1 Distribution and shareholder servicing fees:
Class A Shares	202,922
Class C Shares	411,927
Class R Shares	28,873
Class S Shares	32,194
Transfer agent administrative fees and expenses:
Class D Shares	4,679,978
Class R Shares	14,471
Class S Shares	32,292
Class T Shares	4,706,508
Transfer agent networking and omnibus fees:
Class A Shares	110,173
Class C Shares	27,862
Class I Shares	290,667
Other transfer agent fees and expenses:
Class A Shares	4,864
Class C Shares	1,797
Class D Shares	409,656
Class I Shares	18,210
Class N Shares	2,508
Class R Shares	168
Class S Shares	242
Class T Shares	16,533
Shareholder reports expense	406,900
Affiliated fund administration fees	207,539
Trustees’ fees and expenses	159,203
Registration fees	151,563
Professional fees	113,085
Custodian fees	52,605
Other expenses	331,507
Total Expenses	51,182,635
Less: Excess Expense Reimbursement and Waivers	(289,050)
Net Expenses	50,893,585
Net Investment Income/(Loss)	77,887,516

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$388,858,065
Investments in affiliates	1,214
Total Net Realized Gain/(Loss) on Investments	388,859,279
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	606,944,791
Investments in affiliates	394
Total Change in Unrealized Net Appreciation/Depreciation	606,945,185
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,073,691,980

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$77,887,516	$69,392,607
Net realized gain/(loss) on investments	388,859,279	370,337,386
Change in unrealized net appreciation/depreciation	606,945,185	(1,387,712,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,073,691,980	(947,982,814)
Dividends and Distributions to Shareholders:
Class A Shares	(4,820,669)	(5,314,593)
Class C Shares	(2,515,368)	(2,753,238)
Class D Shares	(248,798,148)	(260,184,925)
Class I Shares	(23,560,589)	(26,709,382)
Class N Shares	(4,208,965)	(4,394,143)
Class R Shares	(335,210)	(391,842)
Class S Shares	(776,458)	(1,294,942)
Class T Shares	(116,499,325)	(125,047,566)
Net Decrease from Dividends and Distributions to Shareholders	(401,514,732)	(426,090,631)
Capital Share Transactions:
Class A Shares	1,853,572	(2,581,520)
Class C Shares	(2,809,521)	(3,207,945)
Class D Shares	36,377,473	87,339,620
Class I Shares	(10,138,589)	(30,154,463)
Class N Shares	26,245,479	(11,386,114)
Class R Shares	(899,708)	(565,996)
Class S Shares	(631,186)	(8,461,564)
Class T Shares	(25,346,584)	(22,616,596)
Net Increase/(Decrease) from Capital Share Transactions	24,650,936	8,365,422
Net Increase/(Decrease) in Net Assets	696,828,184	(1,365,708,023)
Net Assets:
Beginning of period	5,734,854,595	7,100,562,618
End of period	$6,431,682,779	$5,734,854,595

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.86	$73.95	$59.77	$58.49	$59.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.65	0.55	0.49	0.80	1.00
Net realized and unrealized gain/(loss)	10.25	(10.31)	16.06	2.53	2.27
Total from Investment Operations	10.90	(9.76)	16.55	3.33	3.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.57)	(0.51)	(0.83)	(1.01)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.08)	(4.33)	(2.37)	(2.05)	(3.98)
Net Asset Value, End of Period	$66.68	$59.86	$73.95	$59.77	$58.49
Total Return*	18.62%	(14.38)%	28.28%	5.81%	6.53%
Net Assets, End of Period (in thousands)	$81,967	$71,633	$91,735	$80,310	$88,445
Average Net Assets for the Period (in thousands)	$81,344	$90,358	$88,624	$80,441	$64,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.01%	1.01%	0.99%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	1.01%	0.99%	0.95%
Ratio of Net Investment Income/(Loss)	0.98%	0.77%	0.71%	1.41%	1.79%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$58.87	$72.81	$58.90	$57.68	$58.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.10	0.05	0.43	0.56
Net realized and unrealized gain/(loss)	10.08	(10.13)	15.82	2.49	2.26
Total from Investment Operations	10.32	(10.03)	15.87	2.92	2.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.15)	(0.10)	(0.48)	(0.63)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(3.67)	(3.91)	(1.96)	(1.70)	(3.60)
Net Asset Value, End of Period	$65.52	$58.87	$72.81	$58.90	$57.68
Total Return*	17.91%	(14.93)%	27.48%	5.12%	5.75%
Net Assets, End of Period (in thousands)	$41,905	$40,161	$53,156	$49,982	$59,591
Average Net Assets for the Period (in thousands)	$43,861	$50,122	$53,200	$55,935	$42,229
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.64%	1.65%	1.64%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.64%	1.65%	1.64%	1.69%
Ratio of Net Investment Income/(Loss)	0.36%	0.15%	0.08%	0.77%	1.02%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.97	$74.09	$59.87	$58.58	$59.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.83	0.74	0.67	0.93	1.09
Net realized and unrealized gain/(loss)	10.28	(10.34)	16.11	2.54	2.28
Total from Investment Operations	11.11	(9.60)	16.78	3.47	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.84)	(0.76)	(0.70)	(0.96)	(1.09)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.26)	(4.52)	(2.56)	(2.18)	(4.06)
Net Asset Value, End of Period	$66.82	$59.97	$74.09	$59.87	$58.58
Total Return*	18.94%	(14.17)%	28.63%	6.07%	6.71%
Net Assets, End of Period (in thousands)	$3,980,874	$3,529,397	$4,284,567	$3,506,038	$3,546,939
Average Net Assets for the Period (in thousands)	$4,003,145	$4,238,795	$4,038,177	$3,410,901	$3,396,252
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	1.24%	1.04%	0.97%	1.64%	1.95%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$60.00	$74.12	$59.90	$58.61	$59.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.86	0.78	0.71	0.97	1.13
Net realized and unrealized gain/(loss)	10.29	(10.35)	16.10	2.52	2.29
Total from Investment Operations	11.15	(9.57)	16.81	3.49	3.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.87)	(0.79)	(0.73)	(0.98)	(1.13)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.29)	(4.55)	(2.59)	(2.20)	(4.10)
Net Asset Value, End of Period	$66.86	$60.00	$74.12	$59.90	$58.61
Total Return*	19.01%	(14.12)%	28.68%	6.11%	6.80%
Net Assets, End of Period (in thousands)	$374,459	$344,524	$458,387	$429,567	$537,792
Average Net Assets for the Period (in thousands)	$375,504	$425,515	$443,087	$500,070	$359,418
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.70%	0.70%	0.71%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.70%	0.71%	0.71%
Ratio of Net Investment Income/(Loss)	1.29%	1.08%	1.03%	1.70%	2.02%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.90	$74.01	$59.80	$58.52	$59.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.89	0.84	0.76	1.00	1.14
Net realized and unrealized gain/(loss)	10.29	(10.35)	16.09	2.53	2.30
Total from Investment Operations	11.18	(9.51)	16.85	3.53	3.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.92)	(0.84)	(0.78)	(1.03)	(1.17)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.34)	(4.60)	(2.64)	(2.25)	(4.14)
Net Asset Value, End of Period	$66.74	$59.90	$74.01	$59.80	$58.52
Total Return*	19.10%	(14.06)%	28.81%	6.20%	6.85%
Net Assets, End of Period (in thousands)	$79,133	$47,906	$73,167	$55,506	$40,399
Average Net Assets for the Period (in thousands)	$66,259	$73,633	$65,537	$50,678	$17,524
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.62%	0.63%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.63%	0.62%	0.63%	0.64%
Ratio of Net Investment Income/(Loss)	1.34%	1.17%	1.09%	1.76%	2.04%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.42	$73.44	$59.35	$58.10	$58.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.27	0.23	0.57	0.72
Net realized and unrealized gain/(loss)	10.17	(10.23)	15.95	2.51	2.27
Total from Investment Operations	10.56	(9.96)	16.18	3.08	2.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.30)	(0.23)	(0.61)	(0.78)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(3.80)	(4.06)	(2.09)	(1.83)	(3.75)
Net Asset Value, End of Period	$66.18	$59.42	$73.44	$59.35	$58.10
Total Return*	18.15%	(14.72)%	27.82%	5.38%	6.03%
Net Assets, End of Period (in thousands)	$5,231	$5,477	$7,329	$8,023	$7,760
Average Net Assets for the Period (in thousands)	$5,805	$6,786	$8,987	$8,032	$6,321
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.40%	1.39%	1.40%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.40%	1.39%	1.40%	1.42%
Ratio of Net Investment Income/(Loss)	0.58%	0.38%	0.34%	1.00%	1.30%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.83	$73.92	$59.74	$58.47	$59.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.58	0.46	0.42	0.72	0.89
Net realized and unrealized gain/(loss)	10.25	(10.31)	16.05	2.53	2.28
Total from Investment Operations	10.83	(9.85)	16.47	3.25	3.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.48)	(0.43)	(0.76)	(0.90)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.00)	(4.24)	(2.29)	(1.98)	(3.87)
Net Asset Value, End of Period	$66.66	$59.83	$73.92	$59.74	$58.47
Total Return*	18.51%	(14.49)%	28.15%	5.67%	6.34%
Net Assets, End of Period (in thousands)	$12,791	$12,049	$23,935	$22,870	$24,559
Average Net Assets for the Period (in thousands)	$12,949	$19,602	$23,621	$23,489	$22,203
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.13%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.12%	1.13%	1.12%
Ratio of Net Investment Income/(Loss)	0.87%	0.63%	0.61%	1.28%	1.59%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$59.90	$74.01	$59.81	$58.53	$59.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.76	0.67	0.60	0.88	1.04
Net realized and unrealized gain/(loss)	10.28	(10.34)	16.08	2.52	2.28
Total from Investment Operations	11.04	(9.67)	16.68	3.40	3.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.77)	(0.68)	(0.62)	(0.90)	(1.04)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)
Total Dividends and Distributions	(4.19)	(4.44)	(2.48)	(2.12)	(4.01)
Net Asset Value, End of Period	$66.75	$59.90	$74.01	$59.81	$58.53
Total Return*	18.84%	(14.26)%	28.49%	5.95%	6.62%
Net Assets, End of Period (in thousands)	$1,855,322	$1,683,707	$2,108,286	$1,805,935	$1,996,900
Average Net Assets for the Period (in thousands)	$1,886,917	$2,048,237	$2,025,668	$1,863,456	$1,852,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	1.14%	0.93%	0.87%	1.54%	1.86%
Portfolio Turnover Rate	22%	17%	11%	24%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

26	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan,

28	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements

shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements

reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Reordering IAA Comps to match JHI requestClass D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $9,571.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $538.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the

30	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements

“Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	36	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 370,107,014	$ -	$ -	$ (195,494)	$2,857,852,419

Janus Investment Fund	31

Janus Henderson Growth and Income Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,571,516,850	$2,914,621,050	$(56,768,631)	$ 2,857,852,419

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 77,883,728	$ 323,631,004	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 70,745,031	$ 355,345,600	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $12,728,754, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

32	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	282,167	$ 18,662,811	337,245	$ 24,516,166
Reinvested dividends and distributions	60,259	3,821,499	57,277	4,326,800
Shares repurchased	(310,020)	(20,630,738)	(438,197)	(31,424,486)
Net Increase/(Decrease)	32,406	$ 1,853,572	(43,675)	$ (2,581,520)
Class C Shares:
Shares sold	90,885	$ 5,954,450	61,090	$ 4,343,205
Reinvested dividends and distributions	36,977	2,292,894	33,118	2,489,705
Shares repurchased	(170,467)	(11,056,865)	(142,074)	(10,040,855)
Net Increase/(Decrease)	(42,605)	$ (2,809,521)	(47,866)	$ (3,207,945)
Class D Shares:
Shares sold	1,284,134	$ 85,579,617	1,909,020	$139,542,930
Reinvested dividends and distributions	3,767,677	239,784,514	3,338,269	251,383,633
Shares repurchased	(4,330,392)	(288,986,658)	(4,223,345)	(303,586,943)
Net Increase/(Decrease)	721,419	$ 36,377,473	1,023,944	$ 87,339,620
Class I Shares:
Shares sold	1,025,617	$ 68,554,073	1,279,575	$ 92,804,912
Reinvested dividends and distributions	339,910	21,654,006	325,224	24,502,380
Shares repurchased	(1,506,780)	(100,346,668)	(2,046,739)	(147,461,755)
Net Increase/(Decrease)	(141,253)	$ (10,138,589)	(441,940)	$ (30,154,463)
Class N Shares:
Shares sold	621,001	$ 42,288,702	399,722	$ 27,478,070
Reinvested dividends and distributions	62,497	3,979,211	55,534	4,172,414
Shares repurchased	(297,575)	(20,022,434)	(644,155)	(43,036,598)
Net Increase/(Decrease)	385,923	$ 26,245,479	(188,899)	$ (11,386,114)
Class R Shares:
Shares sold	13,119	$ 879,290	8,252	$ 588,018
Reinvested dividends and distributions	5,329	334,246	5,174	391,000
Shares repurchased	(31,582)	(2,113,244)	(21,043)	(1,545,014)
Net Increase/(Decrease)	(13,134)	$ (899,708)	(7,617)	$ (565,996)
Class S Shares:
Shares sold	15,256	$ 1,016,050	34,533	$ 2,494,027
Reinvested dividends and distributions	12,195	772,296	16,974	1,290,405
Shares repurchased	(36,957)	(2,419,532)	(173,932)	(12,245,996)
Net Increase/(Decrease)	(9,506)	$ (631,186)	(122,425)	$ (8,461,564)
Class T Shares:
Shares sold	1,543,553	$103,100,821	1,463,801	$105,819,866
Reinvested dividends and distributions	1,794,193	113,986,763	1,617,397	121,911,409
Shares repurchased	(3,647,202)	(242,434,168)	(3,459,836)	(250,347,871)
Net Increase/(Decrease)	(309,456)	$ (25,346,584)	(378,638)	$ (22,616,596)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,396,786,533	$1,693,423,313	$ -	$ -

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Growth and Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

36	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

38	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

40	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

42	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

44	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	45

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

46	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

48	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus Henderson Growth and Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$336,359,758
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

50	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	51

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

52	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

54	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	55

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

56	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	57

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Portfolio Manager Janus Henderson Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Growth and Income Fund

Notes

NotesPage1

60	SEPTEMBER 30, 2023

Janus Henderson Growth and Income Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93048 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

Julian McManus portfolio manager

PERFORMANCE

The Janus Henderson Overseas Fund Class I Shares returned 22.18% for the 12-month period ended September 30, 2023. The Fund’s primary benchmark, the MSCI All Country World ex-USA IndexSM returned 20.39%.

INVESTMENT ENVIRONMENT

Global equities rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow central banks to slow or potentially end interest rate hikes. Chinese authorities also announced the relaxation of zero-COVID policies, which was viewed as a potential positive development for global economic growth. Equities continued to rally in the first half of 2023 despite periods of volatility. However, while the pace of interest rate increases appeared to moderate, most developed market central banks remained in tightening mode. Equities generally declined in the third quarter of 2023, as investors grew more concerned about the outlook for economic growth, inflation, and interest rates. Hopes for a near-term shift in central bank policies also gave way to a realization that interest rates may remain higher for longer given persistent inflation and rising energy prices. While U.S. economic growth appeared resilient, there were signs of slowing activity in Europe and other markets. A weaker-than-expected recovery in China added to global economic uncertainty. Despite the third-quarter market decline, global stocks still ended the 12-month performance period with strong positive performance.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach, seeking strong risk-adjusted performance over the long term. Over time, we think we can generate excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. This approach enabled us to outperform our benchmark for the period.

Among individual holdings, BNP Paribas was a top relative contributor. The shift to positive real interest rates in Europe provided an earnings tailwind for the European bank, leading shares to rally in the fourth quarter of 2022. BNP Paribas reported solid quarterly financial results, supported by its diversified and integrated business model and strong competitive position in European banking. It also received regulatory approval for the sale of its U.S. banking subsidiary, Bank of the West, in a deal that closed in February 2023. We viewed this transaction positively, as it enabled the company to streamline its business focus and strengthen its capital position. Additionally, the bank’s management team has demonstrated its disciplined approach to capital allocation by returning capital to shareholders through share buybacks.

Several energy-related names were strong relative contributors, especially against a backdrop of rising crude oil prices in the third quarter of 2023. We expect hydrocarbons to continue to play a role in the world's energy mix, and we remain on the lookout for high-quality energy companies that we believe can deliver long-term strong cash flow growth. These include Canadian Natural Resources, an oil and gas company. which we favor for its advantaged assets and low-cost extraction model. The company has delivered strong earnings growth, and it has used its robust free cash flow to pay down debt and return capital to shareholders.

Economic concerns pressured several of our holdings. These included Chinese e-commerce retailer JD.Com, a relative detractor. JD.Com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID lockdowns, however, these market share advantages

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

started to narrow. This led the company to announce new advertising and promotional programs that investors worried would narrow its profit margins. More recently, fears of a potential slowdown in Chinese consumer spending also weighed on the stock. Despite near-term uncertainty, we believe JD.Com is well positioned within China's retail space, and we continue to own the position.

An uncertain macroeconomic outlook for the U.K. also pressured stock performance for U.K.-based online gambling and sports-betting company Entain. Entain's underlying business continued to perform well, however, helped by the growth in its U.S. subsidiary, BetMGM. While Entain faces some near-term business headwinds, we remain invested in the company because of the potential we see around its broad geographic diversification and market share growth potential, especially in the U.S. sports betting market.

OUTLOOK

As we look ahead, we recognize that interest rates may remain higher for longer than investors had hoped at the start of the year with implications for economic growth, corporate earnings, and equity market performance. Inflation has continued to exceed policymakers’ target levels, keeping the central banks in Europe and the U.S. in tightening mode. The Bank of Japan is also starting to relax its yield curve controls, which could lead to higher rates. While this environment may lead to increased volatility, we believe it could provide a rich environment for fundamentals-driven stock selection and future relative investment returns. Our portfolio positioning reflects our long-held view that free cash flow and disciplined capital allocation will ultimately drive investment returns.

We continue to identify compelling pockets of opportunity around the world where we believe the potential for free-cash-flow growth is underestimated in a market distracted by macroeconomic considerations. We look to capitalize on these opportunities as we seek out companies with healthy balance sheets, expanding revenues and cash flows, sustainable earnings growth, and reasonable valuations. We believe this strategy will help the Fund weather near-term market volatility as it pursues long-term capital appreciation.

Thank you for your continued investment in Janus Henderson Overseas Fund.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

Volatility measures risk using the dispersion of returns for a given investment.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
BNP Paribas SA	4.04%	1.26%	JD.Com Inc - Class A	2.66%	-1.95%
Teck Resources Ltd	3.56%	0.97%	Entain PLC	3.01%	-0.97%
Erste Group Bank AG	2.86%	0.90%	Diageo PLC	2.72%	-0.87%
Ferguson PLC	2.36%	0.85%	Heineken NV	3.26%	-0.65%
Canadian Natural Resources Ltd	3.27%	0.76%	Novo Nordisk A/S - Class B	0.13%	-0.58%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Financials	1.75%	20.00%	20.70%
	Materials	1.64%	5.41%	8.16%
	Industrials	1.33%	10.13%	12.72%
	Energy	1.23%	5.98%	5.81%
	Health Care	0.88%	12.38%	9.66%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.59%	14.46%	11.72%
	Information Technology	-1.01%	11.92%	11.32%
	Consumer Staples	-0.78%	9.06%	8.77%
	Other**	-0.63%	4.13%	0.00%
	Communication Services	-0.04%	6.53%	5.75%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Teck Resources Ltd
Metals & Mining	4.8%
BAE Systems PLC
Aerospace & Defense	4.8%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.7%
BNP Paribas SA
Banks	4.4%
Deutsche Telekom AG
Diversified Telecommunication Services	4.3%
23.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	2.0%
Preferred Stocks	1.1%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	0.0%
100.0%

Emerging markets comprised 11.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	21.80%	5.92%	3.04%	7.37%	1.22%	1.22%
Class A Shares at MOP	14.80%	4.67%	2.43%	7.15%
Class C Shares at NAV	20.98%	5.06%	2.23%	6.61%	2.13%	2.06%
Class C Shares at CDSC	19.98%	5.06%	2.23%	6.61%
Class D Shares	22.17%	6.22%	3.33%	7.56%	0.95%	0.95%
Class I Shares	22.18%	6.26%	3.37%	7.59%	0.92%	0.92%
Class N Shares	22.31%	6.37%	3.48%	7.61%	0.81%	0.81%
Class R Shares	21.39%	5.58%	2.72%	7.00%	1.56%	1.56%
Class S Shares	21.72%	5.85%	2.98%	7.25%	1.31%	1.31%
Class T Shares	22.02%	6.12%	3.25%	7.52%	1.05%	1.05%
MSCI All Country World ex-USA Index	20.39%	2.58%	3.35%	N/A**
Morningstar Quartile - Class T Shares	3rd	1st	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	448/737	24/653	362/514	14/113

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 1, 2023, Julian McManus is Lead Portfolio Manager.

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least March 31, 2024. C, D and R share classes are also subject to a non-standard expense waiver, contractually agreed to for at least a one-year period commencing on June 16, 2023. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$964.50	$5.66	$1,000.00	$1,019.30	$5.82	1.15%
Class C Shares	$1,000.00	$961.60	$8.70	$1,000.00	$1,016.19	$8.95	1.77%
Class D Shares	$1,000.00	$965.80	$4.58	$1,000.00	$1,020.41	$4.71	0.93%
Class I Shares	$1,000.00	$965.80	$4.44	$1,000.00	$1,020.56	$4.56	0.90%
Class N Shares	$1,000.00	$966.40	$3.89	$1,000.00	$1,021.11	$4.00	0.79%
Class R Shares	$1,000.00	$962.90	$7.53	$1,000.00	$1,017.40	$7.74	1.53%
Class S Shares	$1,000.00	$964.20	$6.30	$1,000.00	$1,018.65	$6.48	1.28%
Class T Shares	$1,000.00	$965.30	$5.03	$1,000.00	$1,019.95	$5.17	1.02%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 96.9%
Aerospace & Defense – 5.8%
Airbus SE	211,957	$28,352,225
BAE Systems PLC	11,425,696	138,672,131
		167,024,356
Banks – 14.2%
BNP Paribas SA	1,991,117	126,742,948
Erste Group Bank AG	2,476,237	85,530,254
HDFC Bank Ltd	3,899,502	71,414,594
Natwest Group PLC	17,935,348	51,310,868
Permanent TSB Group Holdings PLC*	8,598,231	19,552,947
UniCredit SpA	2,416,284	57,811,995
		412,363,606
Beverages – 4.7%
Diageo PLC	1,314,628	48,473,958
Heineken NV	998,226	87,799,433
		136,273,391
Biotechnology – 2.0%
Argenx SE (ADR)*	68,632	33,741,550
Ascendis Pharma A/S (ADR)*	146,401	13,708,990
Zai Lab Ltd (ADR)*,#	444,769	10,812,334
		58,262,874
Commercial Services & Supplies – 3.1%
Secom Co Ltd	1,318,900	89,452,793
Diversified Telecommunication Services – 4.3%
Deutsche Telekom AG	5,897,799	123,833,440
Electronic Equipment, Instruments & Components – 3.8%
Hexagon AB - Class B	5,143,805	43,792,749
Keyence Corp	176,100	65,460,088
		109,252,837
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One - Series C*	1,121,086	69,843,658
Health Care Equipment & Supplies – 1.7%
Hoya Corp	469,100	48,348,891
Hotels, Restaurants & Leisure – 2.6%
Entain PLC	6,543,933	74,471,392
Insurance – 7.7%
AIA Group Ltd	9,872,000	79,857,812
Beazley PLC	4,946,900	33,265,551
Dai-ichi Life Holdings Inc	5,368,900	111,718,616
		224,841,979
Metals & Mining – 4.8%
Teck Resources Ltd	3,249,596	139,880,261
Multiline Retail – 1.4%
JD.Com Inc - Class A	2,878,639	41,842,012
Oil, Gas & Consumable Fuels – 7.5%
Canadian Natural Resources Ltd	1,856,062	120,031,530
Gaztransport Et Technigaz SA	192,773	23,679,267
TotalEnergies SE	1,119,556	73,664,897
		217,375,694
Personal Products – 3.1%
Unilever PLC	1,850,888	91,322,842
Pharmaceuticals – 8.7%
AstraZeneca PLC	455,310	61,264,069
Bayer AG	675,083	32,419,722
Novartis AG	303,834	31,012,884
Novo Nordisk A/S - Class B	467,218	42,508,409
Sanofi	793,128	85,092,672
		252,297,756

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Road & Rail – 1.6%
Central Japan Railway Co	569,500	$13,849,508
Full Truck Alliance Co (ADR)*	4,546,638	32,008,331
		45,857,839
Semiconductor & Semiconductor Equipment – 9.6%
ASML Holding NV	167,938	98,606,212
SK Hynix Inc	521,624	44,311,962
Taiwan Semiconductor Manufacturing Co Ltd	8,379,000	135,994,140
		278,912,314
Textiles, Apparel & Luxury Goods – 5.1%
LVMH Moet Hennessy Louis Vuitton SE	34,553	26,064,124
PRADA SpA	2,295,100	13,426,652
Samsonite International SA (144A)*	31,711,500	108,518,039
		148,008,815
Trading Companies & Distributors – 2.8%
Ferguson PLC	493,608	81,148,441
Total Common Stocks (cost $2,572,782,293)		2,810,615,191
Preferred Stocks– 1.1%
Automobiles – 1.1%
Dr Ing hc F Porsche AG (144A)((cost $33,040,619)	327,972	30,842,083
Investment Companies– 2.0%
Money Markets – 2.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $56,372,975)	56,360,263	56,377,171
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	584,080	584,080
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 10/2/23	$146,020	146,020
Total Investments Purchased with Cash Collateral from Securities Lending (cost $730,100)		730,100
Total Investments (total cost $2,662,925,987) – 100.0%		2,898,564,545
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,102,495
Net Assets – 100%		$2,899,667,040

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$498,780,811	17.2%
France	363,596,133	12.5
Japan	328,829,896	11.3
Canada	259,911,791	9.0
United States	208,099,370	7.2
Hong Kong	188,375,851	6.5
Germany	187,095,245	6.5
Netherlands	186,405,645	6.4
Taiwan	135,994,140	4.7
Austria	85,530,254	2.9
China	84,662,677	2.9
India	71,414,594	2.5
Italy	71,238,647	2.5
Denmark	56,217,399	1.9
South Korea	44,311,962	1.5
Sweden	43,792,749	1.5
Belgium	33,741,550	1.2
Switzerland	31,012,884	1.1
Ireland	19,552,947	0.7

Total	$2,898,564,545	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 2.0%
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$4,693,281	$13,212	$1,715	$56,377,171
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	559,370∆	-	-	584,080
Total Affiliated Investments - 2.0%	$5,252,651	$13,212	$1,715	$56,961,251

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 2.0%
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	75,216,629	850,900,433	(869,754,818)	56,377,171
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	41,118,585	205,452,609	(245,987,114)	584,080

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$724,438	$—	$(724,438)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2023 is $139,360,122, which represents 4.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$58,262,874	$-	$-
Entertainment	69,843,658	-	-
Metals & Mining	139,880,261	-	-
Oil, Gas & Consumable Fuels	120,031,530	97,344,164	-
Road & Rail	32,008,331	13,849,508	-
All Other	-	2,279,394,865	-
Preferred Stocks	-	30,842,083	-
Investment Companies	-	56,377,171	-
Investments Purchased with Cash Collateral from Securities Lending	-	730,100	-
Total Assets	$420,026,654	$2,478,537,891	$-

12	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,605,968,932)(1)	$2,841,603,294
Affiliated investments, at value (cost $56,957,055)	56,961,251
Cash	27,401
Trustees' deferred compensation	75,724
Receivables:
Foreign tax reclaims	6,988,766
Fund shares sold	5,708,464
Dividends	4,438,819
Investments sold	1,436,193
Dividends from affiliates	358,073
Other assets	13,138
Total Assets	2,917,611,123
Liabilities:
Foreign cash due to custodian	12,933
Collateral for securities loaned (Note 2)	730,100
Payables:	—
Fund shares repurchased	6,618,955
Foreign withholding tax reclaim fee (Note 1)	4,216,505
Investments purchased	2,999,158
Advisory fees	1,871,229
Transfer agent fees and expenses	478,463
12b-1 Distribution and shareholder servicing fees	95,491
Professional fees	78,811
Trustees' deferred compensation fees	75,724
Custodian fees	51,216
Trustees' fees and expenses	17,016
Affiliated fund administration fees payable	6,377
Accrued expenses and other payables	692,105
Total Liabilities	17,944,083
Commitments and contingent liabilities (Note 3)
Net Assets	$2,899,667,040

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,142,338,824
Total distributable earnings (loss)	(1,242,671,784)
Total Net Assets	$2,899,667,040
Net Assets - Class A Shares	$209,483,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,112,040
Net Asset Value Per Share(2)	$40.98
Maximum Offering Price Per Share(3)	$43.48
Net Assets - Class C Shares	$14,764,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	368,118
Net Asset Value Per Share(2)	$40.11
Net Assets - Class D Shares	$614,115,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,121,982
Net Asset Value Per Share	$40.61
Net Assets - Class I Shares	$1,261,146,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,966,402
Net Asset Value Per Share	$40.73
Net Assets - Class N Shares	$171,596,741
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,232,433
Net Asset Value Per Share	$40.54
Net Assets - Class R Shares	$22,304,698
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	553,967
Net Asset Value Per Share	$40.26
Net Assets - Class S Shares	$121,809,201
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,999,247
Net Asset Value Per Share	$40.61
Net Assets - Class T Shares	$484,446,487
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,916,016
Net Asset Value Per Share	$40.66

(1) Includes $724,438 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$67,495,226
Dividends from affiliates	4,693,281
Affiliated securities lending income, net	559,370
Unaffiliated securities lending income, net	95,730
Other income	351,776
Foreign tax withheld	(7,168,595)
Total Investment Income	66,026,788
Expenses:
Advisory fees	18,800,105
12b-1 Distribution and shareholder servicing fees:
Class A Shares	172,826
Class C Shares	62,485
Class R Shares	110,085
Class S Shares	304,398
Transfer agent administrative fees and expenses:
Class D Shares	740,840
Class R Shares	55,587
Class S Shares	304,485
Class T Shares	1,239,752
Transfer agent networking and omnibus fees:
Class A Shares	119,846
Class C Shares	7,711
Class I Shares	1,159,019
Other transfer agent fees and expenses:
Class A Shares	4,022
Class C Shares	315
Class D Shares	116,785
Class I Shares	51,629
Class N Shares	5,852
Class R Shares	472
Class S Shares	1,822
Class T Shares	6,413
Shareholder reports expense	379,538
Custodian fees	373,533
Registration fees	223,249
Professional fees	100,305
Affiliated fund administration fees	81,898
Trustees’ fees and expenses	62,339
Other expenses	169,620
Total Expenses	24,654,931
Less: Excess Expense Reimbursement and Waivers	(55,589)
Net Expenses	24,599,342
Net Investment Income/(Loss)	41,427,446

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $1,719)	$18,045,879
Investments in affiliates	13,212
Total Net Realized Gain/(Loss) on Investments	18,059,091
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	273,472,077
Investments in affiliates	1,715
Total Change in Unrealized Net Appreciation/Depreciation	273,473,792
Net Increase/(Decrease) in Net Assets Resulting from Operations	$332,960,329

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$41,427,446	$32,969,684
Net realized gain/(loss) on investments	18,059,091	(4,562,441)
Change in unrealized net appreciation/depreciation	273,473,792	(468,597,266)
Net Increase/(Decrease) in Net Assets Resulting from Operations	332,960,329	(440,190,023)
Dividends and Distributions to Shareholders:
Class A Shares	(295,705)	(163,941)
Class C Shares	(26,327)	—
Class D Shares	(9,693,682)	(7,514,426)
Class I Shares	(11,776,581)	(4,194,570)
Class N Shares	(2,006,853)	(764,172)
Class R Shares	(200,146)	(103,612)
Class S Shares	(1,409,535)	(907,459)
Class T Shares	(6,892,452)	(5,080,049)
Net Decrease from Dividends and Distributions to Shareholders	(32,301,281)	(18,728,229)
Capital Share Transactions: (Note 5)
Class A Shares	198,989,644	2,623,775
Class C Shares	13,182,322	1,110,931
Class D Shares	(21,572,913)	(43,685,697)
Class I Shares	644,630,020	348,539,981
Class N Shares	87,255,676	28,719,088
Class R Shares	687,015	(931,155)
Class S Shares	354,467	3,222
Class T Shares	4,194,027	(17,862,031)
Net Increase/(Decrease) from Capital Share Transactions	927,720,258	318,518,114
Net Increase/(Decrease) in Net Assets	1,228,379,306	(140,400,138)
Net Assets:
Beginning of period	1,671,287,734	1,811,687,872
End of period	$2,899,667,040	$1,671,287,734

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.10	$43.91	$33.08	$30.94	$32.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.63	0.43	0.21	0.53
Net realized and unrealized gain/(loss)	7.14	(10.09)	10.64	2.51	(1.77)
Total from Investment Operations	7.42	(9.46)	11.07	2.72	(1.24)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.35)	(0.24)	(0.58)	(0.24)
Total Dividends and Distributions	(0.54)	(0.35)	(0.24)	(0.58)	(0.24)
Net Asset Value, End of Period	$40.98	$34.10	$43.91	$33.08	$30.94
Total Return*	21.80%	(21.71)%	33.54%	8.74%	(3.74)%
Net Assets, End of Period (in thousands)	$209,483	$19,008	$21,130	$15,231	$17,470
Average Net Assets for the Period (in thousands)	$79,912	$19,976	$19,864	$15,904	$17,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.22%	1.22%	1.17%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.22%	1.22%	1.17%	1.10%
Ratio of Net Investment Income/(Loss)	0.66%	1.53%	1.03%	0.66%	1.78%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.48	$43.14	$32.58	$30.34	$31.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.36	(0.02)	(0.06)	0.28
Net realized and unrealized gain/(loss)	6.94	(10.02)	10.58	2.43	(1.70)
Total from Investment Operations	7.02	(9.66)	10.56	2.37	(1.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	—	—	(0.13)	—
Total Dividends and Distributions	(0.39)	—	—	(0.13)	—
Net Asset Value, End of Period	$40.11	$33.48	$43.14	$32.58	$30.34
Total Return*	20.98%	(22.39)%	32.41%	7.79%	(4.47)%
Net Assets, End of Period (in thousands)	$14,765	$1,941	$1,295	$2,665	$3,693
Average Net Assets for the Period (in thousands)	$7,113	$1,631	$1,910	$3,305	$5,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	2.13%	2.06%	2.02%	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.82%	2.09%	2.06%	1.99%	1.87%
Ratio of Net Investment Income/(Loss)	0.19%	0.90%	(0.04)%	(0.19)%	0.95%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.78	$43.49	$32.77	$30.66	$32.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.68	0.73	0.53	0.30	0.63
Net realized and unrealized gain/(loss)	6.78	(9.98)	10.54	2.50	(1.78)
Total from Investment Operations	7.46	(9.25)	11.07	2.80	(1.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.46)	(0.35)	(0.69)	(0.31)
Total Dividends and Distributions	(0.63)	(0.46)	(0.35)	(0.69)	(0.31)
Net Asset Value, End of Period	$40.61	$33.78	$43.49	$32.77	$30.66
Total Return*	22.13%	(21.48)%	33.89%	9.06%	(3.46)%
Net Assets, End of Period (in thousands)	$614,116	$528,221	$726,916	$572,590	$587,147
Average Net Assets for the Period (in thousands)	$633,545	$668,081	$704,107	$570,593	$605,377
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.95%	0.89%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.95%	0.89%	0.79%
Ratio of Net Investment Income/(Loss)	1.65%	1.77%	1.28%	0.98%	2.11%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.89	$43.68	$32.91	$30.79	$32.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.72	0.83	0.72	0.32	0.64
Net realized and unrealized gain/(loss)	6.79	(10.11)	10.41	2.50	(1.77)
Total from Investment Operations	7.51	(9.28)	11.13	2.82	(1.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(0.51)	(0.36)	(0.70)	(0.33)
Total Dividends and Distributions	(0.67)	(0.51)	(0.36)	(0.70)	(0.33)
Net Asset Value, End of Period	$40.73	$33.89	$43.68	$32.91	$30.79
Total Return*	22.21%	(21.46)%	33.96%	9.10%	(3.40)%
Net Assets, End of Period (in thousands)	$1,261,147	$532,808	$312,685	$44,806	$42,606
Average Net Assets for the Period (in thousands)	$1,041,727	$434,124	$90,200	$43,005	$45,239
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.92%	0.90%	0.84%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.90%	0.84%	0.74%
Ratio of Net Investment Income/(Loss)	1.73%	2.05%	1.72%	1.04%	2.14%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.73	$43.43	$32.72	$30.62	$32.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.77	0.84	0.64	0.32	0.68
Net realized and unrealized gain/(loss)	6.73	(10.02)	10.46	2.52	(1.77)
Total from Investment Operations	7.50	(9.18)	11.10	2.84	(1.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.52)	(0.39)	(0.74)	(0.37)
Total Dividends and Distributions	(0.69)	(0.52)	(0.39)	(0.74)	(0.37)
Net Asset Value, End of Period	$40.54	$33.73	$43.43	$32.72	$30.62
Total Return*	22.31%	(21.37)%	34.06%	9.20%	(3.27)%
Net Assets, End of Period (in thousands)	$171,597	$70,342	$61,263	$23,810	$51,945
Average Net Assets for the Period (in thousands)	$144,128	$72,777	$42,249	$45,317	$59,886
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.81%	0.81%	0.74%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.81%	0.74%	0.63%
Ratio of Net Investment Income/(Loss)	1.87%	2.07%	1.54%	1.02%	2.27%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.48	$43.10	$32.48	$30.41	$31.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.47	0.27	0.11	0.44
Net realized and unrealized gain/(loss)	6.73	(9.90)	10.48	2.45	(1.72)
Total from Investment Operations	7.15	(9.43)	10.75	2.56	(1.28)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.19)	(0.13)	(0.49)	(0.09)
Total Dividends and Distributions	(0.37)	(0.19)	(0.13)	(0.49)	(0.09)
Net Asset Value, End of Period	$40.26	$33.48	$43.10	$32.48	$30.41
Total Return*	21.39%	(21.97)%	33.12%	8.37%	(4.00)%
Net Assets, End of Period (in thousands)	$22,305	$18,008	$24,155	$21,288	$24,381
Average Net Assets for the Period (in thousands)	$22,272	$22,449	$24,617	$22,679	$25,588
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.56%	1.56%	1.49%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.56%	1.56%	1.49%	1.39%
Ratio of Net Investment Income/(Loss)	1.02%	1.16%	0.66%	0.35%	1.50%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.77	$43.48	$32.77	$30.67	$32.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.52	0.59	0.38	0.19	0.53
Net realized and unrealized gain/(loss)	6.80	(10.00)	10.55	2.48	(1.75)
Total from Investment Operations	7.32	(9.41)	10.93	2.67	(1.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.30)	(0.22)	(0.57)	(0.19)
Total Dividends and Distributions	(0.48)	(0.30)	(0.22)	(0.57)	(0.19)
Net Asset Value, End of Period	$40.61	$33.77	$43.48	$32.77	$30.67
Total Return*	21.72%	(21.77)%	33.43%	8.64%	(3.74)%
Net Assets, End of Period (in thousands)	$121,809	$101,257	$130,076	$107,722	$118,308
Average Net Assets for the Period (in thousands)	$122,018	$122,666	$127,073	$109,624	$125,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.31%	1.31%	1.23%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.31%	1.31%	1.23%	1.13%
Ratio of Net Investment Income/(Loss)	1.28%	1.43%	0.92%	0.62%	1.77%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.81	$43.53	$32.80	$30.70	$32.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.65	0.69	0.49	0.27	0.60
Net realized and unrealized gain/(loss)	6.79	(9.99)	10.56	2.49	(1.76)
Total from Investment Operations	7.44	(9.30)	11.05	2.76	(1.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.42)	(0.32)	(0.66)	(0.28)
Total Dividends and Distributions	(0.59)	(0.42)	(0.32)	(0.66)	(0.28)
Net Asset Value, End of Period	$40.66	$33.81	$43.53	$32.80	$30.70
Total Return*	22.05%	(21.56)%	33.78%	8.93%	(3.51)%
Net Assets, End of Period (in thousands)	$484,446	$399,703	$534,168	$411,807	$444,252
Average Net Assets for the Period (in thousands)	$496,776	$499,214	$511,140	$422,347	$462,499
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.05%	1.05%	0.98%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.04%	1.05%	0.97%	0.87%
Ratio of Net Investment Income/(Loss)	1.59%	1.68%	1.19%	0.88%	2.03%
Portfolio Turnover Rate	42%	32%	27%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Overseas Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	27

Janus Henderson Overseas Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments,

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements

the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

30	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $724,438. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $730,100, resulting in the net amount due to the counterparty of $5,662.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements

counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.74%.

The Adviser has agreed to limit the net annual fund operating expenses of Class C Shares, Class D Shares, and Class R Shares (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to the extent they exceed 1.95%, 0.95%, and 1.54%, respectively. The Adviser has agreed to continue the waivers for a least a one-year period commencing on June 16, 2023. This arrangement is in addition to the existing expense limit wherein the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets, through at least March 31, 2024. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks

32	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $4,082.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $34.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

34	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $12,486,479 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 41,882,716	$ -	$(1,507,861,887)	$ -	$(4,793,010)	$228,100,397

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(195,757,499)	$(1,312,104,388)	$(1,507,861,887)

During the year ended September 30, 2023, capital loss carryovers of $13,382,939 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,670,735,133	$374,965,724	$(147,136,312)	$ 227,829,412

Janus Investment Fund	35

Janus Henderson Overseas Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 32,301,281	$ -	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,728,229	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

36	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	257,875	$ 10,892,924	150,131	$ 5,617,275
Shares from the Acquisition (See Note 8)	4,692,687	204,862,058	-	-
Reinvested dividends and distributions	5,978	237,997	3,517	148,824
Shares repurchased	(401,920)	(17,003,335)	(77,473)	(3,142,324)
Net Increase/(Decrease)	4,554,620	$198,989,644	76,175	$ 2,623,775
Class C Shares:
Shares sold	89,323	$ 3,593,765	36,815	$ 1,473,830
Shares from the Acquisition (See Note 8)	335,927	14,378,399	-	-
Reinvested dividends and distributions	672	26,327	-	-
Shares repurchased	(115,788)	(4,816,169)	(8,855)	(362,899)
Net Increase/(Decrease)	310,134	$ 13,182,322	27,960	$ 1,110,931
Class D Shares:
Shares sold	297,684	$ 12,370,029	295,417	$ 12,439,513
Shares from the Acquisition (See Note 8)	69,125	2,988,738	-	-
Reinvested dividends and distributions	230,818	9,085,002	169,001	7,069,316
Shares repurchased	(1,114,780)	(46,016,682)	(1,540,034)	(63,194,526)
Net Increase/(Decrease)	(517,153)	$ (21,572,913)	(1,075,616)	$ (43,685,697)
Class I Shares:
Shares sold	20,509,906	$850,698,752	11,619,053	$468,755,843
Shares from the Acquisition (See Note 8)	7,423,490	321,865,459	-	-
Reinvested dividends and distributions	286,787	11,319,469	99,055	4,156,347
Shares repurchased	(12,974,900)	(539,253,660)	(3,155,471)	(124,372,209)
Net Increase/(Decrease)	15,245,283	$644,630,020	8,562,637	$348,539,981
Class N Shares:
Shares sold	2,929,908	$119,608,329	979,538	$ 41,252,029
Shares from the Acquisition (See Note 8)	446,833	19,279,769	-	-
Reinvested dividends and distributions	51,130	2,006,853	18,317	764,172
Shares repurchased	(1,281,066)	(53,639,275)	(322,727)	(13,297,113)
Net Increase/(Decrease)	2,146,805	$ 87,255,676	675,128	$ 28,719,088
Class R Shares:
Shares sold	136,012	$ 5,646,497	99,343	$ 4,051,490
Shares from the Acquisition (See Note 8)	41,867	1,797,809	-	-
Reinvested dividends and distributions	5,082	199,263	2,475	103,109
Shares repurchased	(166,907)	(6,956,554)	(124,408)	(5,085,754)
Net Increase/(Decrease)	16,054	$ 687,015	(22,590)	$ (931,155)
Class S Shares:
Shares sold	559,251	$ 23,295,900	481,312	$ 19,583,450
Shares from the Acquisition (See Note 8)	1,579	68,335	-	-
Reinvested dividends and distributions	35,677	1,408,178	21,616	906,569
Shares repurchased	(595,684)	(24,417,946)	(496,046)	(20,486,797)
Net Increase/(Decrease)	823	$ 354,467	6,882	$ 3,222
Class T Shares:
Shares sold	1,885,296	$ 78,572,526	990,010	$ 41,112,070
Shares from the Acquisition (See Note 8)	22,517	974,892	-	-
Reinvested dividends and distributions	171,986	6,781,400	118,113	4,948,931
Shares repurchased	(1,986,552)	(82,134,791)	(1,556,278)	(63,923,032)
Net Increase/(Decrease)	93,247	$ 4,194,027	(448,155)	$ (17,862,031)

Janus Investment Fund	37

Janus Henderson Overseas Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,411,533,865	$ 1,016,796,491	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

8. Fund Acquisition

At a special meeting of shareholders of Janus Henderson International Opportunities Fund (the "Target Fund") held on May 18, 2023, shareholders of the Target Fund approved an Agreement and Plan of Reorganization, which provided for the reorganization of the Target Fund with and into Janus Henderson Overseas Fund (the "Acquiring Fund") (the "Reorganization"). The Reorganization was effective immediately after the close of business on June 16, 2023. Upon closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. At the time of the Reorganization, shares of beneficial interest of the Acquiring Fund were distributed to Target Fund shareholders. The Target Fund was subsequently terminated. Each Target Fund shareholder received shares of beneficial interest of the Acquiring Fund with a total net asset value equal to the total net asset value of that shareholder’s shares of beneficial interest in the Target Fund shares immediately prior to the closing of the Reorganization. The Reorganization was tax-free for U.S. federal income tax purposes.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
29,107,989	$566,215,459	13,034,023	$2,764,408,498	$3,330,623,957	$30,867,833

Assuming the Merger had been completed on 10/1/2022, the pro forma results of operations for the year ended 9/30/2023, are as follows:

Net investment income $64,547,670

Net realized gain/(loss) on investments $56,436,548

Change in unrealized net appreciation/depreciation $384,851,337

Net increase/(decrease) in net assets resulting from operations $505,835,5554

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 16, 2023.

38	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Overseas Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	39

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

40	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	41

Janus Henderson Overseas Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

42	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

44	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

46	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

48	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	49

Janus Henderson Overseas Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

50	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

52	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus Henderson Overseas Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Foreign Taxes Paid	$6,844,124
Foreign Source Income	$51,046,937
Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	99%

54	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	55

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

56	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	57

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

58	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	59

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

60	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	61

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Henderson Overseas Fund	1/18-Present	Lead Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Overseas Fund

Notes

NotesPage1

64	SEPTEMBER 30, 2023

Janus Henderson Overseas Fund

Notes

NotesPage2

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93050 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE

The Janus Henderson Research Fund Class I Shares returned 32.24% for the 12-month period ended September 30, 2023, while its primary benchmark, the Russell 1000® Growth Index, returned 27.72%, and its secondary benchmark, the S&P 500® Index, returned 21.62%.

INVESTMENT ENVIRONMENT

Stocks rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow the Federal Reserve (Fed) to slow or end its campaign of interest rate hikes. This rally extended into the first half of 2023, despite periods of market volatility. U.S. economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially manufacturing and housing. Corporations reduced their earnings outlooks as they faced weaker demand as well as higher input, labor, and funding costs. The Fed continued to raise rates through the first seven months of 2023, although the pace of rate hikes moderated. The Fed left rates unchanged in September, but policymakers indicated that an extended period of higher rates might be needed to bring inflation under control, especially against a backdrop of rising fuel prices. These signals put upward pressure on long-term bond yields while adding to fears of a more pronounced economic slowdown. As a result, stocks suffered broad-based declines in the third quarter. Despite this sell-off, equities still ended the twelve-month period with strong positive performance. Growth stocks outperformed value against this backdrop, as measured by the Russell indices.

PERFORMANCE DISCUSSION

We were pleased that the Fund outperformed both benchmarks for the reporting period. At the same time, our primary focus remains on the long view. We continue to look for opportunities to capitalize on long-term trends that may play out over the next three to five years, creating above-average earnings growth potential for disciplined and innovative companies. To take advantage of these long-term opportunities, we remain focused on what we view to be our strengths: picking stocks and avoiding macroeconomic risks. We continue to rely on the stock-picking expertise of our seven global sector teams that employ a bottom-up, fundamental approach to identify what we consider the best long-term global growth opportunities.

Among individual holdings, information technology holding Nvidia was a standout performer. The graphics chipmaker has benefited from its diverse portfolio of new products targeting the gaming and data center markets. In particular, it has experienced accelerating demand for its data center graphics processing units (GPUs), which are in high demand to support generative artificial intelligence (AI) applications. As a result, Nvidia reported revenue growth that well exceeded analyst targets, assisted by surging demand for its products from data centers, cloud service providers, consumer internet companies, and AI startups. Nvidia’s management indicated they expect data center demand to accelerate into 2024, as technology companies rush to deploy AI-related capabilities. Moreover, it reported strength in its gaming business, fueled by robust demand for its RTX 40x Ada Lovelace GPUs.

Booking Holdings, another top contributor, provides online travel and restaurant reservations through brands such as Booking.com, Priceline, and OpenTable. The company reported solid financial results as travel volumes continued to recover from the pandemic to reach 2019 levels. It has also gained market share, and it was able to raise prices without seeing any negative impact from people shortening stays or trading down to less-expensive properties. The company’s geographic diversification also enabled it to capitalize on reopening in Asia. Additionally, Booking Holdings has benefited from relatively low debt levels and positive cash flows, which company management has indicated it will use to buy back stock.

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

Global package delivery and logistics company United Parcel Service (UPS) was a relative detractor, as uncertainty over the company's labor negotiations weighed on the stock. While UPS avoided a strike, the potential for higher labor costs was a headwind for its business and ultimately led the company to reduce its full-year revenue and margin guidance. UPS also faced concerns over slower volumes, especially within its international business. On a positive note, we have been encouraged by the company's focus on cost reduction and productivity initiatives, including investments in automation that the management team hopes will support margin improvement. Additionally, UPS has aimed at shifting its business toward higher-margin deliveries, while it has explored new market segments such as small- and medium-sized enterprises.

Atlassian, another detractor, provides collaboration and productivity software that helps teams organize, discuss, and complete shared work. The stock sold off in the fourth quarter of 2022 after the company reported slower year-over-year subscription growth for its cloud and data center businesses. It also reduced guidance, as it warned that macroeconomic headwinds may slow enterprise capital spending and hiring. We trimmed our position given some near-term headwinds for enterprise spending, and we continued to monitor the company’s fundamentals and capital allocation. After a challenging start to the year, the stock rallied later in 2023 after the company reported solid second-quarter results and improved guidance. This helped investors shake off some fears around near-term demand for cloud-computing solutions. We continue to see long-term potential for Atlassian given its plans to migrate more customers to cloud-based versions of its software, providing the potential for recurring revenues.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While overall economic growth has remained relatively resilient, we have seen pockets of weakness, especially in manufacturing. This weakness may broaden out, as consumer spending is showing early signs of softening due to higher living costs and the ending of fiscal support. We recognize that we have yet to see the full impact of central bank rate hikes, which can take 18 months to affect the economy. Policymakers have also indicated that we are likely to see an extended period of higher rates with implications for economic growth, corporate earnings, and equity market performance.

Our response to this environment is the same risk-conscious investment approach we have always followed. We continue to seek out companies with high-quality business models, robust cash flow, and proven management teams. We also pay close attention to the quality of corporate balance sheets and capital allocation, favoring companies that continue to reinvest in the business and pursue innovation. Adhering to this fundamentals-driven approach, we are seeking out longer-term secular growth opportunities in sectors such as healthcare and information technology. We remain opportunistic in other sectors, where we can identify improving business models and economic conditions. Through this disciplined, fundamentals-driven investment approach, we will continue to pursue our goal of long-term growth of capital.

Thank you for investing in the Janus Henderson Research Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	4.81%	1.95%	Broadcom Inc	0.02%	-0.68%
Booking Holdings Inc	2.13%	0.87%	Atlassian Corp - Class A	1.09%	-0.68%
Tesla Inc	0.66%	0.70%	United Parcel Service Inc	2.16%	-0.47%
Lam Research Corp	1.52%	0.45%	T-Mobile US Inc	1.54%	-0.42%
Deckers Outdoor Corp	0.89%	0.33%	Constellation Brands Inc - Class A	1.36%	-0.28%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	2.69%	40.15%	40.49%
	Consumer	2.19%	17.97%	17.76%
	Industrials	0.59%	10.32%	10.43%
	Financials	0.54%	8.11%	8.12%
	Energy	0.13%	1.27%	1.31%

	3 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Healthcare	-0.65%	12.00%	11.94%
	Communications	-0.25%	10.02%	9.95%
	Other**	0.01%	0.16%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.6%
Apple Inc
Technology Hardware, Storage & Peripherals	7.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	6.3%
Alphabet Inc - Class C
Interactive Media & Services	6.0%
Amazon.com Inc
Multiline Retail	5.4%
36.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Investment Companies	0.0%
Private Placements	0.0%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	31.94%	9.62%	12.08%	11.03%	0.84%	0.84%
Class A Shares at MOP	24.35%	8.34%	11.42%	10.81%
Class C Shares at NAV	30.79%	8.83%	11.28%	10.25%	1.62%	1.62%
Class C Shares at CDSC	29.79%	8.83%	11.28%	10.25%
Class D Shares	32.18%	9.84%	12.30%	11.26%	0.64%	0.64%
Class I Shares	32.24%	9.89%	12.37%	11.30%	0.59%	0.59%
Class N Shares	32.35%	9.98%	12.47%	11.31%	0.52%	0.52%
Class R Shares	31.35%	9.14%	11.63%	10.72%	1.34%	1.29%
Class S Shares	31.68%	9.42%	11.90%	10.87%	1.04%	1.04%
Class T Shares	32.05%	9.72%	12.20%	11.22%	0.77%	0.77%
Russell 1000 Growth Index	27.72%	12.42%	14.48%	10.21%
S&P 500 Index	21.62%	9.92%	11.91%	9.87%
Morningstar Quartile - Class T Shares	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	78/1,223	445/1,106	436/1,015	23/353

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$1,100.70	$4.32	$1,000.00	$1,020.96	$4.15	0.82%
Class C Shares	$1,000.00	$1,096.30	$8.41	$1,000.00	$1,017.05	$8.09	1.60%
Class D Shares	$1,000.00	$1,101.60	$3.32	$1,000.00	$1,021.91	$3.19	0.63%
Class I Shares	$1,000.00	$1,102.00	$3.06	$1,000.00	$1,022.16	$2.94	0.58%
Class N Shares	$1,000.00	$1,102.30	$2.64	$1,000.00	$1,022.56	$2.54	0.50%
Class R Shares	$1,000.00	$1,098.20	$6.63	$1,000.00	$1,018.75	$6.38	1.26%
Class S Shares	$1,000.00	$1,099.50	$5.32	$1,000.00	$1,020.00	$5.11	1.01%
Class T Shares	$1,000.00	$1,100.90	$3.84	$1,000.00	$1,021.41	$3.70	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 99.7%
Aerospace & Defense – 1.6%
General Dynamics Corp	565,755	$125,014,882
Howmet Aerospace Inc	3,325,056	153,783,840
		278,798,722
Air Freight & Logistics – 0.8%
United Parcel Service Inc	932,975	145,422,813
Automobiles – 1.1%
Rivian Automotive Inc - Class A*,#	3,729,787	90,559,228
Tesla Inc*	364,868	91,297,271
		181,856,499
Beverages – 2.2%
Constellation Brands Inc - Class A	765,542	192,403,671
Monster Beverage Corp	3,526,040	186,703,818
		379,107,489
Biotechnology – 2.6%
Amgen Inc	265,737	71,419,476
Argenx SE (ADR)*	67,557	33,213,048
Madrigal Pharmaceuticals Inc*	226,918	33,139,105
Sarepta Therapeutics Inc*	679,148	82,326,320
United Therapeutics Corp*	257,601	58,184,338
Vertex Pharmaceuticals Inc*	475,620	165,392,099
		443,674,386
Capital Markets – 1.4%
Ares Management Corp - Class A	51,611	5,309,224
Blackstone Group Inc	953,153	102,120,812
Charles Schwab Corp	1,293,802	71,029,730
LPL Financial Holdings Inc	283,235	67,310,798
		245,770,564
Chemicals – 0.9%
Sherwin-Williams Co	611,733	156,022,502
Diversified Financial Services – 5.2%
Apollo Global Management Inc	1,033,367	92,755,022
Global Payments Inc	304,088	35,088,714
Mastercard Inc	965,573	382,280,006
Visa Inc	1,667,923	383,638,969
		893,762,711
Energy Equipment & Services – 0.2%
Atlas Energy Solutions Inc - Class A#	1,801,181	40,040,254
Entertainment – 2.2%
Liberty Media Corp-Liberty Formula One - Class C*	118,500	3,803,850
Liberty Media Corp-Liberty Formula One - Series C*	2,981,129	185,724,337
Netflix Inc*	520,891	196,688,442
		386,216,629
Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	726,023	70,315,327
Boston Scientific Corp*	1,003,691	52,994,885
DexCom Inc*	529,101	49,365,123
Edwards Lifesciences Corp*	1,146,758	79,447,394
Stryker Corp	191,353	52,291,034
		304,413,763
Health Care Providers & Services – 2.4%
HCA Healthcare Inc	210,699	51,827,740
UnitedHealth Group Inc	719,584	362,807,057
		414,634,797
Hotels, Restaurants & Leisure – 3.1%
Booking Holdings Inc*	95,136	293,394,667
Caesars Entertainment Inc*	868,506	40,255,253
Chipotle Mexican Grill Inc*	110,230	201,922,621
		535,572,541

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Household Products – 1.8%
Procter & Gamble Co	2,156,791	$314,589,535
Information Technology Services – 0.3%
Snowflake Inc - Class A*	293,557	44,846,703
Insurance – 0.9%
Aon PLC - Class A	105,346	34,155,280
Progressive Corp/The	908,134	126,503,066
		160,658,346
Interactive Media & Services – 10.6%
Alphabet Inc - Class C*	7,816,846	1,030,651,145
Meta Platforms Inc - Class A*	2,633,227	790,521,078
		1,821,172,223
Life Sciences Tools & Services – 1.0%
Danaher Corp	175,848	43,627,889
Illumina Inc*	263,501	36,173,417
Thermo Fisher Scientific Inc	170,851	86,479,651
		166,280,957
Machinery – 2.2%
Deere & Co	668,329	252,213,998
Ingersoll Rand Inc	1,895,625	120,789,225
		373,003,223
Multiline Retail – 5.4%
Amazon.com Inc*	7,245,913	921,100,460
Oil, Gas & Consumable Fuels – 0.4%
EOG Resources Inc	516,760	65,504,498
Pharmaceuticals – 3.3%
AstraZeneca PLC (ADR)	968,920	65,615,262
Eli Lilly & Co	370,162	198,825,115
Merck & Co Inc	1,105,322	113,792,900
Novo Nordisk A/S (ADR)	771,324	70,144,205
Zoetis Inc	697,610	121,370,188
		569,747,670
Real Estate Management & Development – 0.7%
CoStar Group Inc*	1,472,134	113,192,383
Road & Rail – 2.0%
JB Hunt Transport Services Inc	547,704	103,253,158
TFI International Inc	1,013,018	130,081,641
Uber Technologies Inc*	2,264,812	104,158,704
		337,493,503
Semiconductor & Semiconductor Equipment – 12.7%
Advanced Micro Devices Inc*	2,126,490	218,645,702
ASML Holding NV	273,421	160,952,006
Broadcom Inc	105,783	87,861,244
KLA Corp	331,606	152,094,408
Lam Research Corp	413,075	258,903,018
Lattice Semiconductor Corp*	338,326	29,072,353
Marvell Technology Inc	702,568	38,030,006
NVIDIA Corp	2,474,755	1,076,493,677
ON Semiconductor Corp*	1,099,061	102,157,720
Texas Instruments Inc	426,843	67,872,305
		2,192,082,439
Software – 20.3%
Adobe Inc*	676,220	344,804,578
Atlassian Corp - Class A*	557,467	112,335,175
Cadence Design Systems Inc*	938,571	219,907,185
Microsoft Corp	6,332,231	1,999,401,938
Palo Alto Networks Inc*	795,176	186,421,061
ServiceNow Inc*	224,935	125,729,668
Synopsys Inc*	468,781	215,156,416
Tyler Technologies Inc*	123,746	47,783,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Workday Inc - Class A*	1,120,568	$240,754,035
		3,492,293,336
Specialty Retail – 3.0%
O'Reilly Automotive Inc*	265,459	241,265,067
TJX Cos Inc	3,010,833	267,602,837
		508,867,904
Technology Hardware, Storage & Peripherals – 7.0%
Apple Inc	7,055,546	1,207,980,031
Textiles, Apparel & Luxury Goods – 0.6%
Deckers Outdoor Corp*	211,843	108,906,368
Trading Companies & Distributors – 0.8%
Ferguson PLC	835,927	137,484,914
Wireless Telecommunication Services – 1.2%
T-Mobile US Inc*	1,524,713	213,536,056
Total Common Stocks (cost $9,791,980,788)		17,154,034,219
Private Placements– 0%
Health Care Equipment & Supplies – 0%
MedicaMetrix Inc*,¢,£,§((cost $3,000,000)	2,727,273	3
Investment Companies– 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $3,131,268)	3,130,641	3,131,581
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	17,386,427	17,386,427
Time Deposits – 0.1%
Royal Bank of Canada, 5.3100%, 10/2/23	$4,346,607	4,346,607
Total Investments Purchased with Cash Collateral from Securities Lending (cost $21,733,034)		21,733,034
Total Investments (total cost $9,819,845,090) – 99.9%		17,178,898,837
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		25,019,983
Net Assets – 100%		$17,203,918,820

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$16,718,892,675	97.3%
Netherlands	160,952,006	0.9
Canada	130,081,641	0.8
Denmark	70,144,205	0.4
United Kingdom	65,615,262	0.4
Belgium	33,213,048	0.2

Total	$17,178,898,837	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/23
Private Placements - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc*,¢,§	$-	$-	$-	$3
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	759,439	(800)	313	3,131,581
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	61,405∆	-	-	17,386,427
Total Affiliated Investments - 0.1%	$820,844	$(800)	$313	$20,518,011

(1) For securities that were affiliated for a portion of the year ended September 30, 2023, this column reflects amounts for the entire year ended September 30, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Private Placements - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc*,¢,§	3	-	-	3
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	13,038,186	771,378,106	(781,284,224)	3,131,581
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	1,275,965	299,282,957	(283,172,495)	17,386,427

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$20,628,991	$—	$(20,628,991)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $3, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
MedicaMetrix Inc	1/26/21	$3,000,000	$3	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

12	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$17,154,034,219	$-	$-
Private Placements	-	-	3
Investment Companies	-	3,131,581	-
Investments Purchased with Cash Collateral from Securities Lending	-	21,733,034	-
Total Assets	$17,154,034,219	$24,864,615	$3

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Unaffiliated investments, at value (cost $9,796,327,395)(1)	$17,158,380,826
Affiliated investments, at value (cost $23,517,695)	20,518,011
Cash	9,133
Trustees' deferred compensation	449,269
Receivables:
Investments sold	91,190,678
Dividends	3,446,610
Fund shares sold	1,672,096
Foreign tax reclaims	525,000
Dividends from affiliates	45,511
Other assets	27,003
Total Assets	17,276,264,137
Liabilities:
Collateral for securities loaned (Note 2)	21,733,034
Payables:	—
Investments purchased	35,561,876
Advisory fees	7,453,844
Fund shares repurchased	4,094,086
Transfer agent fees and expenses	2,386,763
Trustees' deferred compensation fees	449,269
Trustees' fees and expenses	88,367
Professional fees	83,665
Affiliated fund administration fees payable	37,765
12b-1 Distribution and shareholder servicing fees	22,287
Custodian fees	15,716
Accrued expenses and other payables	418,645
Total Liabilities	72,345,317
Commitments and contingent liabilities (Note 3)
Net Assets	$17,203,918,820

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,343,316,599
Total distributable earnings (loss)	7,860,602,221
Total Net Assets	$17,203,918,820
Net Assets - Class A Shares	$47,977,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	815,882
Net Asset Value Per Share(2)	$58.80
Maximum Offering Price Per Share(3)	$62.39
Net Assets - Class C Shares	$6,441,173
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	124,116
Net Asset Value Per Share(2)	$51.90
Net Assets - Class D Shares	$12,534,832,624
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	210,258,327
Net Asset Value Per Share	$59.62
Net Assets - Class I Shares	$394,957,822
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,637,349
Net Asset Value Per Share	$59.51
Net Assets - Class N Shares	$361,771,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,073,308
Net Asset Value Per Share	$59.57
Net Assets - Class R Shares	$3,151,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,641
Net Asset Value Per Share	$57.67
Net Assets - Class S Shares	$20,641,834
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	360,692
Net Asset Value Per Share	$57.23
Net Assets - Class T Shares	$3,834,144,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,371,360
Net Asset Value Per Share	$59.56

(1) Includes $20,628,991 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$131,904,340
Dividends from affiliates	759,439
Affiliated securities lending income, net	61,405
Unaffiliated securities lending income, net	15,788
Other income	463
Foreign tax withheld	(995,306)
Total Investment Income	131,746,129
Expenses:
Advisory fees	75,698,089
12b-1 Distribution and shareholder servicing fees:
Class A Shares	105,602
Class C Shares	86,361
Class R Shares	15,864
Class S Shares	48,480
Transfer agent administrative fees and expenses:
Class D Shares	13,639,000
Class R Shares	8,036
Class S Shares	48,661
Class T Shares	8,838,068
Transfer agent networking and omnibus fees:
Class A Shares	26,227
Class C Shares	6,936
Class I Shares	283,154
Other transfer agent fees and expenses:
Class A Shares	2,461
Class C Shares	347
Class D Shares	1,029,891
Class I Shares	16,341
Class N Shares	12,226
Class R Shares	56
Class S Shares	1,469
Class T Shares	28,553
Shareholder reports expense	909,125
Affiliated fund administration fees	511,960
Trustees’ fees and expenses	389,929
Professional fees	229,094
Registration fees	158,610
Custodian fees	108,858
Other expenses	674,578
Total Expenses	102,877,976
Less: Excess Expense Reimbursement and Waivers	(662,879)
Net Expenses	102,215,097
Net Investment Income/(Loss)	29,531,032

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$545,098,599
Investments in affiliates	(800)
Total Net Realized Gain/(Loss) on Investments	545,097,799
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	3,731,763,013
Investments in affiliates	313
Total Change in Unrealized Net Appreciation/Depreciation	3,731,763,326
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,306,392,157

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$29,531,032	$1,821,435
Net realized gain/(loss) on investments	545,097,799	156,764,213
Change in unrealized net appreciation/depreciation	3,731,763,326	(5,572,729,769)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,306,392,157	(5,414,144,121)
Dividends and Distributions to Shareholders:
Class A Shares	(90,957)	(6,911,925)
Class C Shares	(22,695)	(2,088,374)
Class D Shares	(44,917,698)	(1,802,485,719)
Class I Shares	(1,571,320)	(55,752,162)
Class N Shares	(1,852,697)	(53,166,280)
Class R Shares	(7,488)	(537,126)
Class S Shares	(43,861)	(3,541,069)
Class T Shares	(8,746,211)	(562,781,567)
Net Decrease from Dividends and Distributions to Shareholders	(57,252,927)	(2,487,264,222)
Capital Share Transactions:
Class A Shares	436,264	4,554,902
Class C Shares	(4,255,541)	(1,479,412)
Class D Shares	(588,451,094)	1,046,592,561
Class I Shares	4,159,561	24,195,712
Class N Shares	(14,029,247)	18,448,765
Class R Shares	(593,752)	382,838
Class S Shares	(3,635,851)	(453,903)
Class T Shares	(158,586,632)	250,068,736
Net Increase/(Decrease) from Capital Share Transactions	(764,956,292)	1,342,310,199
Net Increase/(Decrease) in Net Assets	3,484,182,938	(6,559,098,144)
Net Assets:
Beginning of period	13,719,735,882	20,278,834,026
End of period	$17,203,918,820	$13,719,735,882

See Notes to Financial Statements.

18	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$44.68	$70.69	$59.31	$49.56	$53.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.10)	(0.15)	0.06	0.14
Net realized and unrealized gain/(loss)	14.22	(17.06)	13.37	14.75	0.50
Total from Investment Operations	14.23	(17.16)	13.22	14.81	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.13)	(0.06)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(5.06)	(4.41)
Net Asset Value, End of Period	$58.80	$44.68	$70.69	$59.31	$49.56
Total Return*	31.92%	(28.11)%	22.66%	32.14%	2.98%
Net Assets, End of Period (in thousands)	$47,978	$36,486	$53,589	$36,300	$29,853
Average Net Assets for the Period (in thousands)	$42,314	$48,724	$45,054	$31,223	$28,823
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%	0.86%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%	0.86%	0.89%
Ratio of Net Investment Income/(Loss)	0.01%	(0.16)%	(0.22)%	0.12%	0.30%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$39.79	$64.28	$54.45	$46.06	$50.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.40)	(0.45)	(0.53)	(0.27)	(0.18)
Net realized and unrealized gain/(loss)	12.62	(15.19)	12.20	13.59	0.41
Total from Investment Operations	12.22	(15.64)	11.67	13.32	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Net Asset Value, End of Period	$51.90	$39.79	$64.28	$54.45	$46.06
Total Return*	30.79%	(28.60)%	21.81%	31.20%	2.27%
Net Assets, End of Period (in thousands)	$6,441	$8,523	$15,910	$18,502	$19,109
Average Net Assets for the Period (in thousands)	$7,894	$12,989	$17,155	$18,763	$21,832
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.52%	1.54%	1.55%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.52%	1.54%	1.55%	1.57%
Ratio of Net Investment Income/(Loss)	(0.85)%	(0.85)%	(0.88)%	(0.57)%	(0.39)%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$45.30	$71.42	$59.86	$49.98	$53.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.02	(0.01)	0.17	0.24
Net realized and unrealized gain/(loss)	14.41	(17.29)	13.48	14.87	0.50
Total from Investment Operations	14.52	(17.27)	13.47	15.04	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	(0.07)	(0.23)	(0.15)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.20)	(8.85)	(1.91)	(5.16)	(4.50)
Net Asset Value, End of Period	$59.62	$45.30	$71.42	$59.86	$49.98
Total Return*	32.18%	(27.96)%	22.89%	32.40%	3.20%
Net Assets, End of Period (in thousands)	$12,534,833	$10,017,030	$14,715,777	$12,635,778	$10,221,640
Average Net Assets for the Period (in thousands)	$11,667,368	$13,156,776	$14,113,628	$11,047,912	$9,901,606
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.64%	0.66%	0.66%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.64%	0.66%	0.66%	0.68%
Ratio of Net Investment Income/(Loss)	0.21%	0.03%	(0.02)%	0.32%	0.50%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$45.23	$71.28	$59.74	$49.89	$53.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.05	0.02	0.20	0.27
Net realized and unrealized gain/(loss)	14.39	(17.25)	13.46	14.84	0.48
Total from Investment Operations	14.52	(17.20)	13.48	15.04	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	(0.10)	(0.26)	(0.18)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.24)	(8.85)	(1.94)	(5.19)	(4.53)
Net Asset Value, End of Period	$59.51	$45.23	$71.28	$59.74	$49.89
Total Return*	32.24%	(27.91)%	22.95%	32.47%	3.23%
Net Assets, End of Period (in thousands)	$394,958	$298,319	$448,508	$383,533	$340,425
Average Net Assets for the Period (in thousands)	$352,581	$396,836	$428,367	$349,367	$339,641
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.59%	0.61%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%	0.61%	0.60%	0.62%
Ratio of Net Investment Income/(Loss)	0.25%	0.08%	0.03%	0.38%	0.56%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$45.29	$71.32	$59.75	$49.90	$53.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.09	0.07	0.23	0.31
Net realized and unrealized gain/(loss)	14.39	(17.27)	13.47	14.85	0.47
Total from Investment Operations	14.57	(17.18)	13.54	15.08	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	—	(0.13)	(0.30)	(0.22)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.29)	(8.85)	(1.97)	(5.23)	(4.57)
Net Asset Value, End of Period	$59.57	$45.29	$71.32	$59.75	$49.90
Total Return*	32.35%	(27.86)%	23.05%	32.57%	3.31%
Net Assets, End of Period (in thousands)	$361,772	$286,346	$432,553	$394,953	$308,922
Average Net Assets for the Period (in thousands)	$336,090	$378,504	$426,650	$350,927	$296,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.52%	0.54%	0.53%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.52%	0.54%	0.53%	0.54%
Ratio of Net Investment Income/(Loss)	0.33%	0.15%	0.11%	0.45%	0.64%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$44.02	$70.04	$59.04	$49.46	$53.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.22)	(0.35)	(0.42)	(0.18)	(0.05)
Net realized and unrealized gain/(loss)	13.98	(16.82)	13.26	14.69	0.49
Total from Investment Operations	13.76	(17.17)	12.84	14.51	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Net Asset Value, End of Period	$57.67	$44.02	$70.04	$59.04	$49.46
Total Return*	31.33%	(28.41)%	22.10%	31.48%	2.55%
Net Assets, End of Period (in thousands)	$3,151	$2,903	$4,226	$4,269	$4,476
Average Net Assets for the Period (in thousands)	$3,222	$3,822	$4,354	$4,322	$4,550
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.33%	1.34%	1.34%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.27%	1.30%	1.34%	1.30%
Ratio of Net Investment Income/(Loss)	(0.43)%	(0.60)%	(0.64)%	(0.36)%	(0.11)%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$43.57	$69.26	$58.25	$48.72	$52.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.20)	(0.26)	(0.03)	0.07
Net realized and unrealized gain/(loss)	13.86	(16.64)	13.11	14.49	0.48
Total from Investment Operations	13.77	(16.84)	12.85	14.46	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Net Asset Value, End of Period	$57.23	$43.57	$69.26	$58.25	$48.72
Total Return*	31.68%	(28.24)%	22.43%	31.89%	2.82%
Net Assets, End of Period (in thousands)	$20,642	$19,124	$30,909	$26,600	$33,835
Average Net Assets for the Period (in thousands)	$19,517	$26,683	$29,786	$25,562	$28,972
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.04%	1.05%	1.03%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.03%	1.04%	1.03%	1.05%
Ratio of Net Investment Income/(Loss)	(0.17)%	(0.35)%	(0.39)%	(0.06)%	0.14%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$45.23	$71.39	$59.86	$49.98	$53.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	(0.04)	(0.08)	0.11	0.20
Net realized and unrealized gain/(loss)	14.40	(17.27)	13.48	14.89	0.49
Total from Investment Operations	14.46	(17.31)	13.40	15.00	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.03)	(0.19)	(0.10)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)
Total Dividends and Distributions	(0.13)	(8.85)	(1.87)	(5.12)	(4.45)
Net Asset Value, End of Period	$59.56	$45.23	$71.39	$59.86	$49.98
Total Return*	32.05%	(28.04)%	22.76%	32.27%	3.07%
Net Assets, End of Period (in thousands)	$3,834,145	$3,051,003	$4,577,362	$3,940,635	$3,319,149
Average Net Assets for the Period (in thousands)	$3,541,753	$4,056,851	$4,384,575	$3,505,134	$3,219,617
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.77%	0.79%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.74%	0.77%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	0.11%	(0.07)%	(0.13)%	0.22%	0.41%
Portfolio Turnover Rate	27%	32%	31%	38%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson Research Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	29

Janus Henderson Research Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

30	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The

Janus Investment Fund	31

Janus Henderson Research Fund

Notes to Financial Statements

Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $20,628,991. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $21,733,034, resulting in the net amount due to the counterparty of $1,104,043.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the

32	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

Janus Investment Fund	33

Janus Henderson Research Fund

Notes to Financial Statements

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $1,329.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $77.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

34	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $11,160,573 in sales, resulting in a net realized loss of $700,297. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	35

Janus Henderson Research Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 7,294,094	$ 540,165,796	$ -	$ -	$ (433,877)	$7,313,576,208

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals .

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,865,322,629	$7,595,661,508	$(282,085,300)	$ 7,313,576,208

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 23,139,319	$ 34,113,608	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 136,128,222	$ 2,351,136,000	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $14,045,962, including $13,334,428 of long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

36	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	207,953	$ 11,056,450	175,606	$ 10,649,895
Reinvested dividends and distributions	1,743	81,942	95,791	6,169,874
Shares repurchased	(210,369)	(10,702,128)	(212,938)	(12,264,867)
Net Increase/(Decrease)	(673)	$ 436,264	58,459	$ 4,554,902
Class C Shares:
Shares sold	19,188	$ 903,902	9,627	$ 570,670
Reinvested dividends and distributions	532	22,223	35,103	2,024,369
Shares repurchased	(109,789)	(5,181,666)	(78,041)	(4,074,451)
Net Increase/(Decrease)	(90,069)	$ (4,255,541)	(33,311)	$ (1,479,412)
Class D Shares:
Shares sold	2,597,999	$ 141,234,795	2,832,009	$ 171,231,316
Reinvested dividends and distributions	903,656	43,004,989	26,529,687	1,729,735,563
Shares repurchased	(14,384,587)	(772,690,878)	(14,276,695)	(854,374,318)
Net Increase/(Decrease)	(10,882,932)	$(588,451,094)	15,085,001	$ 1,046,592,561
Class I Shares:
Shares sold	1,507,122	$ 82,174,668	1,299,315	$ 76,937,896
Reinvested dividends and distributions	30,850	1,464,759	795,671	51,774,306
Shares repurchased	(1,496,943)	(79,479,866)	(1,790,464)	(104,516,490)
Net Increase/(Decrease)	41,029	$ 4,159,561	304,522	$ 24,195,712
Class N Shares:
Shares sold	674,445	$ 37,073,261	544,068	$ 32,790,860
Reinvested dividends and distributions	38,960	1,850,588	815,570	53,109,893
Shares repurchased	(963,058)	(52,953,096)	(1,101,554)	(67,451,988)
Net Increase/(Decrease)	(249,653)	$ (14,029,247)	258,084	$ 18,448,765
Class R Shares:
Shares sold	5,376	$ 297,112	9,779	$ 536,087
Reinvested dividends and distributions	160	7,408	8,356	532,028
Shares repurchased	(16,844)	(898,272)	(12,520)	(685,277)
Net Increase/(Decrease)	(11,308)	$ (593,752)	5,615	$ 382,838
Class S Shares:
Shares sold	37,005	$ 2,005,969	95,521	$ 5,406,583
Reinvested dividends and distributions	955	43,737	56,135	3,531,423
Shares repurchased	(116,198)	(5,685,557)	(158,984)	(9,391,909)
Net Increase/(Decrease)	(78,238)	$ (3,635,851)	(7,328)	$ (453,903)
Class T Shares:
Shares sold	5,163,622	$ 283,005,328	4,935,340	$ 301,385,804
Reinvested dividends and distributions	180,157	8,571,880	8,407,226	547,814,842
Shares repurchased	(8,426,142)	(450,163,840)	(10,007,466)	(599,131,910)
Net Increase/(Decrease)	(3,082,363)	$(158,586,632)	3,335,100	$ 250,068,736

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,301,636,736	$ 5,149,018,730	$ -	$ -

Janus Investment Fund	37

Janus Henderson Research Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Research Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	39

Janus Henderson Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

40	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	41

Janus Henderson Research Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

42	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

44	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

46	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

48	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	49

Janus Henderson Research Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

50	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

52	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus Henderson Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$47,448,036
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

54	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	55

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

56	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	57

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

58	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	59

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

60	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	61

Janus Henderson Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President Janus Henderson Research Fund	4/20-Present

Director of Research of the Adviser and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Research Fund

Notes

NotesPage1

64	SEPTEMBER 30, 2023

Janus Henderson Research Fund

Notes

NotesPage2

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93053 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Triton Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)

Aaron Schaechterle co-portfolio manager	Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE

The Janus Henderson Triton Fund Class I Shares returned 11.43% for the 12-month period ended September 30, 2023. The Fund’s primary benchmark, the Russell 2500™ Growth Index, returned 10.61%. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned 9.59%.

INVESTMENT ENVIRONMENT

Stocks rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow the Federal Reserve (Fed) to slow or end its campaign of interest rate hikes. This rally extended into the first half of 2023, despite periods of market volatility. Economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially manufacturing and housing. Corporations also reduced their earnings outlooks as they faced weaker demand as well as higher input, labor, and funding costs. The Fed continued to raise rates through the first seven months of 2023, although the pace of rate hikes moderated. The Fed left rates unchanged in September, but policymakers indicated that an extended period of higher rates might be needed to bring inflation under control, especially against a backdrop of rising fuel prices. These signals put upward pressure on long-term bond yields in the third quarter while adding to fears of a more pronounced economic slowdown. As a result, stocks suffered a broad-based sell-off in the third quarter. Despite this correction, equities still ended the twelve-month performance period with strong positive performance.

PERFORMANCE DISCUSSION

Among individual holdings, Saia was a top contributor to relative performance. The provider of Less Than Truckload (LTL) trucking services benefited from strong demand and pricing trends, which have supported its earnings performance. Competitive pressures in the LTL space also eased following the bankruptcy of Yellow, a potential LTL industry disruptor that sought to gain market share through aggressive pricing. We believe this development may help improve the rationality and stability of the LTL pricing environment, helping disciplined competitors such as Saia. Additionally, Saia continued to build out its transport network, helping it to better compete with regional and national carriers.

Another top contributor, OSI Systems provides electronics-enabled, security-related services such as baggage and vehicle screening. It has also developed patient monitoring systems for hospitals. The company reported better-than-expected financial results and an increased outlook. It also won several large contracts, including a new border and airport security arrangement with the Mexican government. It has also benefited from a record orders backlog that has helped support its earnings visibility.

Contract drug development and manufacturing services provider Catalent was a detractor from relative performance. The stock sold off in late 2022 as slowing demand for COVID-19 vaccines reduced revenues from Catalent’s outsourced vaccine fill/finish business. Catalent also warned of short-term operational challenges at several facilities, while the exit of its CFO added to near-term uncertainty. Despite these challenges, we continue to see long-term potential for Catalent’s diversified business model. We are particularly excited about its gene therapy manufacturing platform, which we believe could have broader applications with the potential to drive future earnings growth. We continue to see long-term potential for this company, which provides services that are critical to global pharmaceutical manufacturing.

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)

Agiliti was a prominent detractor in the healthcare sector. Agiliti leases and services medical equipment for hospitals and medical facilities. While hospitals generally prefer to outsource equipment management in pursuit of cost savings, many facilities acquired additional equipment during the pandemic. These purchases reduced their near-term need for equipment rentals, leading Agiliti to issue a weaker-than-expected business outlook. We see this as a temporary headwind, and we anticipate improved demand for outsourced equipment once this equipment starts to age. The start of the winter cold and flu season may also lead to more hospital rentals of ventilators and other equipment. We continue to believe in Agiliti’s long-term business opportunity, given its strong competitive positioning and existing relationship with hospitals.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While the economy has continued to grow despite higher interest rates, we have noted some pockets of weakness, especially in the manufacturing sector. Consumer spending, which has been the engine of the economic expansion, is showing early signs of slowing. Additionally, we caution that we have yet to see the full impact of past Fed rate hikes, which can take up to 18 months to filter through the economy. Fed policymakers have indicated they may continue to raise rates if they do not see signs of cooling economic activity and job growth. Even if the Fed pauses, we anticipate that rates will remain high for longer than investors had anticipated earlier in the year. We see added sources of uncertainty, including the United Automobile Workers (UAW) strike and a potential government shutdown, as well as slowing growth in China and Europe. Moreover, the continued war in Ukraine could keep upward pressure on oil and food prices, complicating the Fed’s task in combating inflation and managing growth.

Despite the risk of recession and the potential for market volatility, we believe our portfolio is positioned to navigate this uncertain environment due to our focus on well-managed, profitable growth companies with strong balance sheets, healthy free cash flows, and high returns on capital. We believe such companies may be better able to manage near-term market uncertainty and higher capital costs even as they look to capitalize on long-term trends.

Thank you for your investment in the Janus Henderson Triton Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Triton Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Saia Inc	1.29%	0.83%	Catalent Inc	1.70%	-1.07%
ON Semiconductor Corp	2.08%	0.75%	Leslie's Inc	0.74%	-0.79%
OSI Systems Inc	1.65%	0.74%	Driven Brands Holdings Inc	0.72%	-0.60%
Rentokil Initial PLC (ADR)	2.45%	0.63%	Wolfspeed Inc	0.37%	-0.47%
Blackbaud Inc	1.74%	0.58%	Agiliti Inc	0.91%	-0.45%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	2.86%	22.80%	19.66%
	Information Technology	1.26%	22.41%	21.13%
	Industrials	0.94%	22.50%	19.13%
	Utilities	0.06%	0.65%	1.23%
	Real Estate	0.03%	0.78%	2.28%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.81%	6.49%	12.76%
	Materials	-0.64%	6.47%	4.68%
	Energy	-0.36%	2.02%	5.34%
	Financials	-0.32%	7.13%	7.86%
	Communication Services	-0.31%	2.13%	1.99%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Rentokil Initial PLC (ADR)
Commercial Services & Supplies	2.7%
Crown Holdings Inc
Containers & Packaging	2.4%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	2.1%
Blackbaud Inc
Software	2.0%
SS&C Technologies Holdings Inc
Professional Services	2.0%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Private Placements	0.5%
Investment Companies	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Private Investment in Public Equity (PIPES)	0.1%
Warrants	0.0%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Triton Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	11.02%	2.04%	8.13%	10.35%	1.30%
Class A Shares at MOP	4.65%	0.84%	7.49%	10.00%
Class C Shares at NAV	10.47%	1.50%	7.50%	9.63%	1.74%
Class C Shares at CDSC	9.47%	1.50%	7.50%	9.63%
Class D Shares	11.39%	2.37%	8.48%	10.64%	0.79%
Class I Shares	11.43%	2.41%	8.52%	10.70%	0.76%
Class N Shares	11.56%	2.51%	8.63%	10.72%	0.66%
Class R Shares	10.73%	1.75%	7.82%	10.00%	1.42%
Class S Shares	10.97%	2.00%	8.09%	10.25%	1.16%
Class T Shares	11.27%	2.25%	8.36%	10.55%	0.91%
Russell 2500 Growth Index	10.61%	4.05%	8.37%	8.75%
Russell 2000 Growth Index	9.59%	1.55%	6.72%	7.60%
Morningstar Quartile - Class T Shares	2nd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	184/597	372/562	168/523	13/427

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective September 1, 2023, Aaron Schaechterle, is Co-Portfolio Manager with Portfolio Managers Jonathan Coleman and Scott Stutzman.

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Triton Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$973.60	$5.54	$1,000.00	$1,019.45	$5.67	1.12%
Class C Shares	$1,000.00	$970.70	$8.25	$1,000.00	$1,016.70	$8.44	1.67%
Class D Shares	$1,000.00	$975.30	$3.91	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$975.60	$3.76	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$975.90	$3.27	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$972.30	$6.92	$1,000.00	$1,018.05	$7.08	1.40%
Class S Shares	$1,000.00	$973.60	$5.69	$1,000.00	$1,019.30	$5.82	1.15%
Class T Shares	$1,000.00	$974.50	$4.45	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.6%
Aerospace & Defense – 1.4%
Axon Enterprise Inc*	442,633	$88,079,541
Auto Components – 0.9%
Fox Factory Holding Corp*	329,149	32,612,083
Quantumscape Corp*,#	1,011,669	6,768,066
Visteon Corp*	144,983	20,017,803
		59,397,952
Automobiles – 0.5%
Thor Industries Inc	315,303	29,994,774
Biotechnology – 7.4%
Abcam PLC (ADR)*	1,809,024	40,938,213
Akero Therapeutics Inc*	758,388	38,359,265
Ardelyx Inc*	4,872,374	19,879,286
Ascendis Pharma A/S (ADR)*	355,464	33,285,649
Eagle Pharmaceuticals Inc/DE*,£	712,558	11,237,040
Immunogen Inc*	2,391,663	37,955,692
Legend Biotech Corp (ADR)*	320,301	21,514,618
Madrigal Pharmaceuticals Inc*	251,109	36,671,958
Neurocrine Biosciences Inc*	478,830	53,868,375
Prothena Corp PLC*	265,780	12,823,885
Sarepta Therapeutics Inc*	574,410	69,629,980
Soleno Therapeutics Inc*,#	500,187	14,760,518
Vaxcyte Inc*	1,618,689	82,520,765
		473,445,244
Building Products – 2.2%
Carlisle Cos Inc	259,626	67,310,637
Zurn Water Solutions Corp	2,554,863	71,587,261
		138,897,898
Capital Markets – 3.6%
Cboe Global Markets Inc	749,347	117,055,495
LPL Financial Holdings Inc	475,829	113,080,762
		230,136,257
Chemicals – 1.5%
Sensient Technologies Corp	1,680,067	98,250,318
Commercial Services & Supplies – 4.8%
Brady Corp	933,227	51,252,827
Clean Harbors Inc*	338,840	56,708,262
Driven Brands Holdings Inc*	2,306,625	29,040,409
Rentokil Initial PLC (ADR)	4,679,138	173,362,063
		310,363,561
Construction Materials – 1.4%
Summit Materials Inc	2,961,079	92,208,000
Containers & Packaging – 2.6%
Crown Holdings Inc	1,766,634	156,311,776
Sealed Air Corp	404,795	13,301,564
		169,613,340
Diversified Financial Services – 3.7%
Euronet Worldwide Inc*	879,206	69,791,372
Walker & Dunlop Inc	877,631	65,155,325
WEX Inc*	539,247	101,426,968
		236,373,665
Diversified Telecommunication Services – 0.1%
AST SpaceMobile Inc*,#	2,204,000	8,375,200
Electric Utilities – 0.5%
NRG Energy Inc	915,825	35,277,579
Electrical Equipment – 2.5%
EnerSys	845,374	80,031,557
Regal Beloit Corp	517,096	73,882,676

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electrical Equipment– (continued)
Wallbox NV*	3,048,357	$6,858,803
		160,773,036
Electronic Equipment, Instruments & Components – 5.9%
Flex Ltd*	3,009,231	81,189,052
Itron Inc*	460,116	27,873,827
Mirion Technologies Inc*	7,805,717	58,308,706
OSI Systems Inc*	809,544	95,558,574
Teledyne Technologies Inc*	281,785	115,131,715
		378,061,874
Energy Equipment & Services – 0.7%
ChampionX Corp	1,334,696	47,541,872
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	285,239	77,448,093
Grocery Outlet Holding Corp*	1,514,016	43,679,362
		121,127,455
Food Products – 3.3%
Hostess Brands Inc*	2,946,633	98,152,345
Premium Brands Holdings Corp#	962,497	67,398,177
Simply Good Foods Co*	1,374,269	47,439,766
		212,990,288
Health Care Equipment & Supplies – 8.3%
Glaukos Corp*	1,040,179	78,273,470
Globus Medical Inc*	1,620,670	80,466,265
ICU Medical Inc*	477,689	56,849,768
Lantheus Holdings Inc*	769,712	53,479,590
Neogen Corp*	2,180,721	40,430,567
QuidelOrtho Corp*	413,810	30,224,682
Shockwave Medical Inc*	192,033	38,233,770
STERIS PLC	368,523	80,861,317
Tandem Diabetes Care Inc*	617,405	12,823,502
Teleflex Inc	324,681	63,770,595
		535,413,526
Health Care Providers & Services – 1.6%
Agiliti Inc*	2,786,459	18,084,119
HealthEquity Inc*	666,599	48,695,057
NeoGenomics Inc*	2,395,223	29,461,243
P3 Health Partners Inc*	3,562,530	5,236,919
		101,477,338
Health Care Technology – 0.4%
Doximity Inc - Class A*	1,282,352	27,211,509
Hotels, Restaurants & Leisure – 2.2%
Aramark	1,293,835	44,896,074
Churchill Downs Inc	323,774	37,570,735
Wendy's Co	2,894,078	59,068,132
		141,534,941
Household Durables – 0%
Helen of Troy Ltd*	4,069	474,283
Insurance – 0.8%
Axis Capital Holdings Ltd	907,686	51,166,260
Interactive Media & Services – 1.3%
Ziff Davis Inc*	1,352,759	86,157,221
Life Sciences Tools & Services – 3.1%
Azenta Inc*	456,404	22,906,917
Bio-Techne Corp	603,632	41,089,230
Bruker Corp	677,443	42,204,699
OmniAb Inc*,#	4,948,819	25,684,371
OmniAb Inc - 12.5 Earnout*	340,494	1,520,646
OmniAb Inc - 15 Earnout*	340,494	1,436,885
PerkinElmer Inc	396,969	43,944,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Life Sciences Tools & Services– (continued)
Sotera Health Co*	1,317,222	$19,731,986
		198,519,202
Machinery – 4.5%
Chart Industries Inc*	200,293	33,873,552
Donaldson Co Inc	1,243,253	74,147,609
Gates Industrial Corp PLC*	4,819,863	55,958,609
ITT Inc	788,102	77,163,067
Nordson Corp	215,627	48,121,478
		289,264,315
Media – 0.5%
Cable One Inc	55,191	33,977,787
Multiline Retail – 0.4%
Etsy Inc*	372,384	24,048,559
Oil, Gas & Consumable Fuels – 1.0%
Magnolia Oil & Gas Corp	2,853,345	65,370,134
Personal Products – 0.6%
BellRing Brands Inc*	1,007,383	41,534,401
Pharmaceuticals – 2.9%
Catalent Inc*	2,411,150	109,779,659
CymaBay Therapeutics Inc*	1,193,958	17,801,914
Ligand Pharmaceuticals Inc*,£	897,906	53,802,528
Structure Therapeutics Inc (ADR)*	86,401	4,356,338
		185,740,439
Professional Services – 9.6%
Alight Inc - Class A*	12,542,944	88,929,473
Broadridge Financial Solutions Inc	630,204	112,838,026
Ceridian HCM Holding Inc*	653,142	44,315,685
Clarivate Analytics PLC*	7,936,378	53,253,096
MAXIMUS Inc	1,163,202	86,867,925
SS&C Technologies Holdings Inc	2,478,960	130,244,558
TriNet Group Inc*,#	875,193	101,942,481
		618,391,244
Road & Rail – 1.4%
Saia Inc*	218,736	87,199,106
Semiconductor & Semiconductor Equipment – 4.0%
Entegris Inc	483,893	45,442,392
MACOM Technology Solutions Holdings Inc*	729,858	59,541,816
ON Semiconductor Corp*	1,440,267	133,872,818
Wolfspeed Inc*	418,595	15,948,470
		254,805,496
Software – 9.1%
Altair Engineering Inc*	803,741	50,282,037
Aspen Technology Inc*	203,626	41,592,647
Blackbaud Inc*	1,875,343	131,874,120
Clearwater Analytics Holdings Inc - Class A*	1,460,677	28,249,493
Consensus Cloud Solutions Inc*	820,842	20,668,802
Dynatrace Inc*	1,901,578	88,860,740
Envestnet Inc*	959,377	42,241,369
LiveRamp Holdings Inc*	1,993,846	57,502,519
NCR Corp*	1,323,666	35,699,272
Nice Ltd (ADR)*	202,092	34,355,640
Pagerduty Inc*	2,509,870	56,446,976
		587,773,615
Specialized Real Estate Investment Trusts (REITs) – 0.7%
Lamar Advertising Co	576,730	48,139,653
Specialty Retail – 1.3%
Leslie's Inc*	5,962,361	33,746,963

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
Williams-Sonoma Inc	302,064	$46,940,746
		80,687,709
Total Common Stocks (cost $4,487,479,225)		6,349,794,592
Private Investment in Public Equity (PIPES)– 0.1%
Pharmaceuticals – 0.1%
Structure Therapeutics Inc*,§((cost $5,241,453)	419,652	5,241,453
Private Placements– 0.5%
Professional Services – 0.2%
IntelyCare Inc*,¢,§	1,023,958	11,751,966
Software – 0.3%
Loadsmart Inc - Series A*,¢,§	377,303	5,859,516
Loadsmart Inc - Series D*,¢,§	1,075,313	16,699,611
		22,559,127
Total Private Placements (cost $53,756,971)		34,311,093
Warrants– 0%
Electrical Equipment – 0%
Amprius Technologies Inc, expires 9/14/27*	1,887,070	566,121
Wallbox NV - Class A, expires 12/31/26*	665,780	272,837
Total Warrants (cost $1,754,801)		838,958
Investment Companies– 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $19,585,619)	19,581,703	19,587,578
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	14,157,917	14,157,917
Time Deposits – 0.1%
Royal Bank of Canada, 5.3100%, 10/2/23	$3,539,479	3,539,479
Total Investments Purchased with Cash Collateral from Securities Lending (cost $17,697,396)		17,697,396
Total Investments (total cost $4,585,515,465) – 99.8%		6,427,471,070
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		13,824,788
Net Assets – 100%		$6,441,295,858

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$6,070,999,688	94.5%
United Kingdom	214,300,276	3.3
Canada	67,398,177	1.1
Israel	34,355,640	0.5
Denmark	33,285,649	0.5
Spain	7,131,640	0.1

Total	$6,427,471,070	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/23
Common Stocks - 1.0%
Banks - N/A
MSD Acquisition Corp	$-	$876,692	$377,842	$-
Biotechnology - 0.2%
Eagle Pharmaceuticals Inc/DE*	-	(3,809,847)	(3,900,419)	11,237,040
Electronic Equipment, Instruments & Components – N/A
Mirion Technologies Inc*,š	-	(6,955,380)	(16,218,975)	N/A
OSI Systems Inc*,š	-	19,322,018	39,260,932	N/A
Total Electronic Equipment, Instruments & Components	$-	$12,366,638	$23,041,957	$-
Health Care Providers & Services - N/A
P3 Health Partners Inc*,š	-	(19,491,391)	(28,740,465)	N/A
Pharmaceuticals - 0.8%
Ligand Pharmaceuticals Inc*	-	-	4,984,440	53,802,528
Total Common Stocks	$-	$(10,057,908)	$(4,236,645)	$65,039,568
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	3,542,283	8,528	844	19,587,578
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	2,923,993∆	-	-	14,157,917
Total Affiliated Investments - 1.5%	$6,466,276	$(10,049,380)	$(4,235,801)	$98,785,063

(1) For securities that were affiliated for a portion of the year ended September 30, 2023, this column reflects amounts for the entire year ended September 30, 2023 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Common Stocks - 1.0%
Banks - N/A
MSD Acquisition Corp	37,406,328	-	(38,660,862)Ð	-
Biotechnology - 0.2%
Eagle Pharmaceuticals Inc/DE*	20,956,661	-	(2,009,355)	11,237,040
Electronic Equipment, Instruments & Components – N/A
Mirion Technologies Inc*,š	10,351,978	94,584,070Ð	(23,452,987)	58,308,706
OSI Systems Inc*,š	92,280,757	-	(55,305,133)	95,558,574
Health Care Providers & Services - N/A
P3 Health Partners Inc*,š	-	59,520,704Ð	(6,051,929)	5,236,919
Pharmaceuticals - 0.8%
Ligand Pharmaceuticals Inc*	77,318,686	-	(28,500,598)Ð	53,802,528
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	22,506,660	1,041,880,547	(1,044,809,001)	19,587,578
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	54,754,734	380,283,178	(420,879,995)	14,157,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	10/26/23	(9,122,000)	$11,749,775	$620,237
Canadian Dollar	10/26/23	2,562,000	(1,897,586)	(10,393)
Euro	10/26/23	2,889,000	(3,172,393)	(115,141)
Euro	10/26/23	(528,000)	573,902	15,152

				509,855
Barclays Capital, Inc.:
British Pound	10/26/23	10,876,000	(13,777,381)	(507,829)
British Pound	10/26/23	(8,010,000)	10,317,868	545,055
Canadian Dollar	10/26/23	(14,644,000)	11,127,355	340,449
Euro	10/26/23	1,723,000	(1,837,173)	(13,828)
Euro	10/26/23	(9,108,000)	10,099,356	460,917

				824,764
BNP Paribas:
Euro	10/26/23	600,000	(665,334)	(30,391)
Citibank, National Association:
British Pound	10/26/23	(68,003,000)	87,602,077	4,633,215
Canadian Dollar	10/26/23	(8,643,000)	6,568,889	202,375
Euro	10/26/23	(5,669,000)	6,287,103	287,947

				5,123,537
Goldman Sachs & Co. LLC:
British Pound	10/26/23	(4,425,000)	5,699,665	300,827
Canadian Dollar	10/26/23	(859,000)	652,765	20,018
Euro	10/26/23	(10,000)	11,089	507

				321,352
HSBC Securities (USA), Inc.:
British Pound	10/26/23	(9,867,000)	12,724,372	685,877
Canadian Dollar	10/26/23	5,514,000	(4,086,625)	(24,961)
Canadian Dollar	10/26/23	(23,497,000)	17,857,015	548,908
Euro	10/26/23	130,000	(144,212)	(6,641)

				1,203,183
JPMorgan Chase Bank, National Association:
British Pound	10/26/23	12,974,000	(16,711,939)	(882,667)
Canadian Dollar	10/26/23	(13,305,000)	10,113,256	312,670
Euro	10/26/23	3,082,000	(3,417,476)	(155,984)

				(725,981)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co:
Canadian Dollar	10/26/23	(2,093,000)	$1,591,034	49,311
Euro	10/26/23	1,319,000	(1,445,950)	(50,133)

				(822)
State Street Bank and Trust Company:
British Pound	10/26/23	9,326,000	(11,896,487)	(518,054)
British Pound	10/26/23	(97,851,000)	126,083,877	6,698,172
Canadian Dollar	10/26/23	2,969,000	(2,208,467)	(21,474)
Canadian Dollar	10/26/23	(16,835,000)	12,756,703	355,886
Euro	10/26/23	1,613,000	(1,777,398)	(70,459)
Euro	10/26/23	(1,406,000)	1,552,272	64,388

				6,508,459
Total				$13,733,956

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$16,141,911

Liability Derivatives:
Forward foreign currency exchange contracts	$ 2,407,955

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(25,727,633)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 9,864,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$68,699,936
Average amounts sold - in USD	323,992,073

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$635,389	$(125,534)	$—	$509,855
Barclays Capital, Inc.	1,346,421	(521,657)	—	824,764
Citibank, National Association	5,123,537	—	—	5,123,537
Goldman Sachs & Co. LLC	321,352	—	—	321,352
HSBC Securities (USA), Inc.	1,234,785	(31,602)	—	1,203,183
JPMorgan Chase Bank, National Association	17,692,042	(312,670)	(17,379,372)	—
Morgan Stanley & Co	49,311	(49,311)	—	—
State Street Bank and Trust Company	7,118,446	(609,987)	—	6,508,459

Total	$33,521,283	$(1,650,761)	$(17,379,372)	$14,491,150

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$125,534	$(125,534)	$—	$—
Barclays Capital, Inc.	521,657	(521,657)	—	—
BNP Paribas	30,391	—	—	30,391
HSBC Securities (USA), Inc.	31,602	(31,602)	—	—
JPMorgan Chase Bank, National Association	1,038,651	(312,670)	—	725,981
Morgan Stanley & Co	50,133	(49,311)	—	822
State Street Bank and Trust Company	609,987	(609,987)	—	—

Total	$2,407,955	$(1,650,761)	$—	$757,194
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $34,311,093, which represents 0.5% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2023.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of September 30, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
IntelyCare Inc	3/29/22	$25,081,954	$11,751,966	0.2%
Loadsmart Inc - Series A	1/4/22	7,168,757	5,859,516	0.1
Loadsmart Inc - Series D	1/4/22	21,506,260	16,699,611	0.2
Structure Therapeutics Inc	9/29/23	5,241,453	5,241,453	0.1
Total		$58,998,424	$39,552,546	0.6%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

18	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Life Sciences Tools & Services	$195,561,671	$2,957,531	$-
All Other	6,151,275,390	-	-
Private Investment in Public Equity (PIPES)	5,241,453	-	-
Private Placements	-	-	34,311,093
Warrants	566,121	272,837	-
Investment Companies	-	19,587,578	-
Investments Purchased with Cash Collateral from Securities Lending	-	17,697,396	-
Total Investments in Securities	$6,352,644,635	$40,515,342	$34,311,093
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	16,141,911	-
Total Assets	$6,352,644,635	$56,657,253	$34,311,093
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,407,955	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $4,436,372,133)(1)	$6,328,686,007
Affiliated investments, at value (cost $149,143,332)	98,785,063
Cash	59
Forward foreign currency exchange contracts	16,141,911
Trustees' deferred compensation	168,426
Receivables:
Investments sold	50,195,238
Fund shares sold	6,996,060
Dividends	1,779,434
Foreign tax reclaims	201,263
Dividends from affiliates	193,198
Other assets	138,641
Total Assets	6,503,285,300
Liabilities:
Collateral for securities loaned (Note 3)	17,697,396
Forward foreign currency exchange contracts	2,407,955
Payables:	—
Investments purchased	21,521,075
Fund shares repurchased	15,150,277
Advisory fees	3,614,028
Transfer agent fees and expenses	863,600
12b-1 Distribution and shareholder servicing fees	201,217
Trustees' deferred compensation fees	168,426
Professional fees	75,940
Trustees' fees and expenses	37,267
Custodian fees	18,811
Affiliated fund administration fees payable	14,117
Accrued expenses and other payables	219,333
Total Liabilities	61,989,442
Commitments and contingent liabilities (Note 4)
Net Assets	$6,441,295,858

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,147,696,160
Total distributable earnings (loss)	2,293,599,698
Total Net Assets	$6,441,295,858
Net Assets - Class A Shares	$265,743,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,096,851
Net Asset Value Per Share(2)	$23.95
Maximum Offering Price Per Share(3)	$25.41
Net Assets - Class C Shares	$11,572,560
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	562,834
Net Asset Value Per Share(2)	$20.56
Net Assets - Class D Shares	$890,168,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,190,081
Net Asset Value Per Share	$25.30
Net Assets - Class I Shares	$957,122,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,392,927
Net Asset Value Per Share	$25.60
Net Assets - Class N Shares	$2,408,276,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92,967,994
Net Asset Value Per Share	$25.90
Net Assets - Class R Shares	$188,079,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,367,951
Net Asset Value Per Share	$22.48
Net Assets - Class S Shares	$225,744,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,583,063
Net Asset Value Per Share	$23.56
Net Assets - Class T Shares	$1,494,588,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,167,962
Net Asset Value Per Share	$24.84

(1) Includes $17,379,372 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$46,291,812
Dividends from affiliates	3,542,283
Affiliated securities lending income, net	2,923,993
Unaffiliated securities lending income, net	325,665
Other income	262
Foreign tax withheld	(601,288)
Total Investment Income	52,482,727
Expenses:
Advisory fees	45,223,069
12b-1 Distribution and shareholder servicing fees:
Class A Shares	732,520
Class C Shares	132,217
Class R Shares	996,237
Class S Shares	616,379
Transfer agent administrative fees and expenses:
Class D Shares	1,097,517
Class R Shares	501,701
Class S Shares	617,574
Class T Shares	4,080,223
Transfer agent networking and omnibus fees:
Class A Shares	1,308,309
Class C Shares	12,959
Class I Shares	1,153,336
Other transfer agent fees and expenses:
Class A Shares	18,435
Class C Shares	731
Class D Shares	103,287
Class I Shares	86,452
Class N Shares	110,725
Class R Shares	5,335
Class S Shares	3,658
Class T Shares	17,025
Shareholder reports expense	380,960
Custodian fees	255,825
Affiliated fund administration fees	227,422
Trustees’ fees and expenses	172,770
Registration fees	163,113
Professional fees	127,127
Other expenses	358,816
Total Expenses	58,503,722
Less: Excess Expense Reimbursement and Waivers	(792,575)
Net Expenses	57,711,147
Net Investment Income/(Loss)	(5,228,420)

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$597,357,155
Investments in affiliates	(10,049,380)
Forward foreign currency exchange contracts	(25,727,633)
Total Net Realized Gain/(Loss) on Investments	561,580,142
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	229,991,963
Investments in affiliates	(4,235,801)
Forward foreign currency exchange contracts	9,864,954
Total Change in Unrealized Net Appreciation/Depreciation	235,621,116
Net Increase/(Decrease) in Net Assets Resulting from Operations	$791,972,838

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(5,228,420)	$(31,991,552)
Net realized gain/(loss) on investments	561,580,142	470,370,140
Change in unrealized net appreciation/depreciation	235,621,116	(3,047,442,620)
Net Increase/(Decrease) in Net Assets Resulting from Operations	791,972,838	(2,609,064,032)
Dividends and Distributions to Shareholders:
Class A Shares	(17,964,474)	(79,886,294)
Class C Shares	(1,339,127)	(8,666,725)
Class D Shares	(53,671,559)	(220,219,254)
Class I Shares	(68,298,977)	(331,363,921)
Class N Shares	(149,713,854)	(711,413,843)
Class R Shares	(12,943,552)	(53,978,801)
Class S Shares	(15,468,292)	(72,364,312)
Class T Shares	(98,199,980)	(450,188,562)
Net Decrease from Dividends and Distributions to Shareholders	(417,599,815)	(1,928,081,712)
Capital Share Transactions:
Class A Shares	(25,363,068)	(3,460,663)
Class C Shares	(8,124,368)	(13,329,427)
Class D Shares	(19,724,884)	113,336,445
Class I Shares	(264,650,859)	(150,968,605)
Class N Shares	(223,648,887)	(248,827,543)
Class R Shares	(8,394,099)	21,508,574
Class S Shares	(20,324,480)	(52,512,981)
Class T Shares	(181,262,198)	(28,513,973)
Net Increase/(Decrease) from Capital Share Transactions	(751,492,843)	(362,768,173)
Net Increase/(Decrease) in Net Assets	(377,119,820)	(4,899,913,917)
Net Assets:
Beginning of period	6,818,415,678	11,718,329,595
End of period	$6,441,295,858	$6,818,415,678

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.01	$38.38	$30.01	$29.95	$33.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.19)	(0.26)	(0.16)	(0.08)
Net realized and unrealized gain/(loss)	2.55	(8.25)	10.22	1.55	(1.19)
Total from Investment Operations	2.46	(8.44)	9.96	1.39	(1.27)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$23.95	$23.01	$38.38	$30.01	$29.95
Total Return*	11.02%	(26.63)%	33.41%	4.64%	(2.69)%
Net Assets, End of Period (in thousands)	$265,744	$277,727	$467,269	$416,036	$491,045
Average Net Assets for the Period (in thousands)	$294,438	$376,354	$494,458	$430,974	$501,143
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.30%	1.29%	1.35%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.10%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.65)%	(0.69)%	(0.57)%	(0.28)%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.05	$34.49	$27.23	$27.45	$30.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.18)	(0.31)	(0.42)	(0.30)	(0.23)
Net realized and unrealized gain/(loss)	2.21	(7.20)	9.27	1.41	(1.14)
Total from Investment Operations	2.03	(7.51)	8.85	1.11	(1.37)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$20.56	$20.05	$34.49	$27.23	$27.45
Total Return*	10.47%	(26.99)%	32.72%	4.02%	(3.26)%
Net Assets, End of Period (in thousands)	$11,573	$18,940	$49,738	$97,105	$150,431
Average Net Assets for the Period (in thousands)	$16,028	$33,240	$75,187	$124,872	$168,909
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.60%	1.65%	1.70%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%	1.60%	1.65%	1.70%	1.68%
Ratio of Net Investment Income/(Loss)	(0.86)%	(1.15)%	(1.25)%	(1.14)%	(0.84)%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.15	$39.82	$30.99	$30.79	$33.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.10)	(0.14)	(0.07)	0.01
Net realized and unrealized gain/(loss)	2.68	(8.64)	10.56	1.60	(1.21)
Total from Investment Operations	2.67	(8.74)	10.42	1.53	(1.20)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$25.30	$24.15	$39.82	$30.99	$30.79
Total Return*	11.39%	(26.39)%	33.85%	4.98%	(2.41)%
Net Assets, End of Period (in thousands)	$890,168	$864,531	$1,289,904	$1,057,332	$1,191,950
Average Net Assets for the Period (in thousands)	$938,887	$1,111,102	$1,297,945	$1,088,543	$1,183,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.78%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.78%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.32)%	(0.37)%	(0.25)%	0.04%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Triton Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.41	$40.17	$31.24	$31.02	$34.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.09)	(0.13)	(0.06)	0.02
Net realized and unrealized gain/(loss)	2.72	(8.74)	10.65	1.61	(1.21)
Total from Investment Operations	2.71	(8.83)	10.52	1.55	(1.19)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$25.60	$24.41	$40.17	$31.24	$31.02
Total Return*	11.43%	(26.38)%	33.90%	5.00%	(2.36)%
Net Assets, End of Period (in thousands)	$957,122	$1,154,792	$2,082,427	$1,953,114	$2,235,807
Average Net Assets for the Period (in thousands)	$1,106,238	$1,607,957	$2,243,961	$2,022,112	$2,206,658
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.75%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.75%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.30)%	(0.34)%	(0.21)%	0.08%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.66	$40.48	$31.44	$31.18	$34.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.06)	(0.10)	(0.03)	0.05
Net realized and unrealized gain/(loss)	2.74	(8.83)	10.73	1.62	(1.21)
Total from Investment Operations	2.76	(8.89)	10.63	1.59	(1.16)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$25.90	$24.66	$40.48	$31.44	$31.18
Total Return*	11.52%	(26.32)%	34.04%	5.11%	(2.26)%
Net Assets, End of Period (in thousands)	$2,408,276	$2,485,743	$4,412,467	$3,824,419	$3,848,034
Average Net Assets for the Period (in thousands)	$2,644,853	$3,483,140	$4,658,162	$3,817,816	$3,452,214
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	0.08%	(0.20)%	(0.25)%	(0.12)%	0.17%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Triton Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.74	$36.75	$28.86	$28.94	$32.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.15)	(0.26)	(0.35)	(0.24)	(0.16)
Net realized and unrealized gain/(loss)	2.41	(7.82)	9.83	1.49	(1.17)
Total from Investment Operations	2.26	(8.08)	9.48	1.25	(1.33)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$22.48	$21.74	$36.75	$28.86	$28.94
Total Return*	10.73%	(26.87)%	33.06%	4.30%	(2.97)%
Net Assets, End of Period (in thousands)	$188,079	$188,832	$293,567	$281,907	$325,507
Average Net Assets for the Period (in thousands)	$201,211	$248,880	$316,824	$295,035	$341,001
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.40%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.40%	1.41%	1.41%
Ratio of Net Investment Income/(Loss)	(0.67)%	(0.94)%	(0.99)%	(0.86)%	(0.57)%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.67	$37.93	$29.68	$29.65	$32.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.21)	(0.28)	(0.17)	(0.09)
Net realized and unrealized gain/(loss)	2.51	(8.12)	10.12	1.53	(1.19)
Total from Investment Operations	2.41	(8.33)	9.84	1.36	(1.28)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$23.56	$22.67	$37.93	$29.68	$29.65
Total Return*	10.97%	(26.66)%	33.37%	4.58%	(2.75)%
Net Assets, End of Period (in thousands)	$225,745	$234,961	$452,832	$450,947	$520,950
Average Net Assets for the Period (in thousands)	$247,711	$338,266	$498,603	$471,543	$541,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.69)%	(0.75)%	(0.61)%	(0.32)%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Triton Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.76	$39.34	$30.67	$30.51	$33.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.13)	(0.19)	(0.10)	(0.02)
Net realized and unrealized gain/(loss)	2.64	(8.52)	10.45	1.59	(1.21)
Total from Investment Operations	2.60	(8.65)	10.26	1.49	(1.23)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)
Net Asset Value, End of Period	$24.84	$23.76	$39.34	$30.67	$30.51
Total Return*	11.27%	(26.50)%	33.67%	4.89%	(2.52)%
Net Assets, End of Period (in thousands)	$1,494,589	$1,592,889	$2,670,126	$2,379,045	$2,881,377
Average Net Assets for the Period (in thousands)	$1,636,791	$2,140,397	$2,809,155	$2,557,135	$2,940,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.44)%	(0.49)%	(0.35)%	(0.07)%
Portfolio Turnover Rate	19%	8%	24%	32%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

32	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Effective July 18, 2022, the Fund reopened to all new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, employer-sponsored retirement plans, and bank trust platforms.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

34	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

36	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

38	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements

affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,379,372. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $17,697,396, resulting in the net amount due from the counterparty of $318,024.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.92%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

40	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

Janus Investment Fund	41

Janus Henderson Triton Fund

Notes to Financial Statements

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $6,880.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $373.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that

42	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $13,229,081 in sales, resulting in a net realized loss of $4,802,822. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 459,635,955	$ -	$ (3,326,549)	$ (162,932)	$1,837,453,224

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,590,017,846	$2,445,013,190	$(607,559,966)	$ 1,837,453,224

Janus Investment Fund	43

Janus Henderson Triton Fund

Notes to Financial Statements

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 13,733,956	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 417,599,815	$ -	$ 21,987,670

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 230,707,045	$ 1,697,374,667	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $43,933,575, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

44	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,017,248	$ 49,028,187	2,937,275	$ 88,643,047
Reinvested dividends and distributions	496,850	11,338,124	1,630,945	50,477,762
Shares repurchased	(3,486,777)	(85,729,379)	(4,672,637)	(142,581,472)
Net Increase/(Decrease)	(972,679)	$ (25,363,068)	(104,417)	$ (3,460,663)
Class C Shares:
Shares sold	86,656	$ 1,854,792	41,904	$ 1,116,254
Reinvested dividends and distributions	66,657	1,311,143	315,522	8,538,022
Shares repurchased	(535,059)	(11,290,303)	(855,073)	(22,983,703)
Net Increase/(Decrease)	(381,746)	$ (8,124,368)	(497,647)	$ (13,329,427)
Class D Shares:
Shares sold	919,270	$ 23,926,367	1,135,387	$ 34,665,655
Reinvested dividends and distributions	2,153,271	51,764,626	6,559,596	212,530,907
Shares repurchased	(3,680,517)	(95,415,877)	(4,287,428)	(133,860,117)
Net Increase/(Decrease)	(607,976)	$ (19,724,884)	3,407,555	$ 113,336,445
Class I Shares:
Shares sold	5,756,050	$ 150,808,274	5,914,164	$ 184,023,211
Reinvested dividends and distributions	2,549,500	62,003,849	9,090,129	297,610,830
Shares repurchased	(18,214,407)	(477,462,982)	(19,540,591)	(632,602,646)
Net Increase/(Decrease)	(9,908,857)	$(264,650,859)	(4,536,298)	$ (150,968,605)
Class N Shares:
Shares sold	15,807,818	$ 418,825,837	16,856,775	$ 530,171,185
Reinvested dividends and distributions	5,765,645	141,834,865	20,501,639	677,579,161
Shares repurchased	(29,388,607)	(784,309,589)	(45,586,136)	(1,456,577,889)
Net Increase/(Decrease)	(7,815,144)	$(223,648,887)	(8,227,722)	$ (248,827,543)
Class R Shares:
Shares sold	910,689	$ 21,144,215	1,063,048	$ 29,759,479
Reinvested dividends and distributions	599,036	12,861,310	1,823,751	53,454,135
Shares repurchased	(1,826,536)	(42,399,624)	(2,191,161)	(61,705,040)
Net Increase/(Decrease)	(316,811)	$ (8,394,099)	695,638	$ 21,508,574
Class S Shares:
Shares sold	1,030,153	$ 24,888,290	1,423,695	$ 42,111,779
Reinvested dividends and distributions	675,912	15,174,226	2,334,571	71,181,074
Shares repurchased	(2,489,096)	(60,386,996)	(5,331,144)	(165,805,834)
Net Increase/(Decrease)	(783,031)	$ (20,324,480)	(1,572,878)	$ (52,512,981)
Class T Shares:
Shares sold	3,632,560	$ 92,531,273	4,993,809	$ 146,578,935
Reinvested dividends and distributions	4,090,248	96,652,553	13,871,334	442,634,268
Shares repurchased	(14,582,073)	(370,446,024)	(19,713,824)	(617,727,176)
Net Increase/(Decrease)	(6,859,265)	$(181,262,198)	(848,681)	$ (28,513,973)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,351,065,167	$2,577,035,068	$ -	$ -

Janus Investment Fund	45

Janus Henderson Triton Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

46	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Triton Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Triton Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	47

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

48	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	49

Janus Henderson Triton Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

50	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	51

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

52	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	53

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

54	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	55

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

56	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	57

Janus Henderson Triton Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

58	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	59

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

60	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	61

Janus Henderson Triton Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$461,533,390
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

62	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	63

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

64	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	65

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

66	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	67

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

68	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	69

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Triton Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Schaechterle 151 Detroit Street Denver, CO 80206 DOB: 1984	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	9/23-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, Vice President of corporate strategy and development at Glaukos Corporation (2021-2022) and analyst for Janus Henderson Investors (2014-2021).

Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	71

Janus Henderson Triton Fund

Notes

NotesPage1

72	SEPTEMBER 30, 2023

Janus Henderson Triton Fund

Notes

NotesPage2

Janus Investment Fund	73

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93054 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson U.S. Dividend Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Dividend Income Fund

Janus Henderson U.S. Dividend Income Fund (unaudited)

Jeremiah Buckley portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson U.S. Dividend Income Fund I Shares returned -0.19% since inception on December 20, 2022 for the period ended September 30, 2023. The Fund’s benchmark, the Russell 1000® Value Index, returned 3.19%.

MARKET ENVIRONMENT

The stock market climbed steadily from the beginning of the period to July, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (AI) and related technologies also boosted market sentiment. However, returns have been narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. Bouts of volatility have occurred in the rising rate environment, most notably the March collapse of Silicon Valley Bank and other regional banks. In July, the S&P 500® Index reached an 18-month peak, but market sentiment began to shift as investors recognized that the Fed may keep policy rates higher for longer in its fight against inflation.

PERFORMANCE DISCUSSION

The Fund underperformed the Russell 1000 Value Index for the period primarily due to an unfavorable market environment for dividend-paying stocks. Our emphasis on dividend-paying stocks hurt performance relative to the benchmark as cyclical, higher-beta companies outperformed on stronger-than-expected economic growth and the market’s solidified view of a soft landing. Index results were dominated by strength in non-dividend-paying mega-cap companies that enjoyed tailwinds from investor excitement over recent advancements in AI. Defensive, dividend-paying areas of the market have also been negatively impacted by rising interest rates.

At the security level, mailing services company United Parcel Service (UPS) detracted from Fund relative performance. The stock sank on a disappointing earnings report due, in part, to a decrease in shipping volumes as consumers shift spending away from goods and toward services post-pandemic. The stock also came under pressure as the company entered contract negotiations - which take place every four years - with the Teamsters Union representing UPS’ workers.

Within healthcare, Bristol Myers Squibb hurt performance. In the second quarter of 2023, the company reported lower-than-expected sales of Revlimid, one of the company’s top-selling cancer drugs, which recently lost patent protection. In addition, another top-selling drug, Eliquis, has been named among a list of 10 therapies subject to Medicare price negotiation starting in 2026 under the Inflation Reduction Act.

Cable company Comcast contributed to performance during the period. The company benefited from moderating investor concern around its high-speed internet competition. Less aggressive spending on fiberoptic network builds and a slowing rollout of fixed wireless have improved the competitive environment for the company’s broadband business. Additionally, Comcast and Disney announced that they agreed to speed up Comcast’s sale of Hulu. Management indicated that the proceeds of the sale will help fund share repurchases earlier than anticipated.

NXP Semiconductors also contributed to performance. The Dutch-American semiconductor manufacturer experienced continued strength in its end markets, led by automotive, industrial, and mobile. We believe the stock’s performance relative to semiconductor manufacturer competitors has benefited from NXP’s revenue ties to a

Janus Investment Fund	1

Janus Henderson U.S. Dividend Income Fund (unaudited)

more narrow set of industries with secular growth drivers, notably automotive.

OUTLOOK

As we approach the end of 2023, the debate goes on surrounding the future path of inflation, whether the Fed is done raising rates, and ultimately, if the U.S. will enter a recession. While U.S. economic growth remains robust and the labor market tight by historical standards, we are now beginning to see early signs of cooling in key areas of the economy. A softening in the job market, tighter lending conditions, erosion of COVID-19-era excess savings, and an uptick in consumer credit delinquencies all seem to point to continued below-average real gross domestic product (GPD) growth.

Additionally, market confidence in an economic soft landing eroded due to the Fed’s announcement that it expects to keep interest rates higher for longer. Both equities and fixed income adjusted accordingly. That said, we remain focused on the lagged impact of policy tightening, believing the full effects of rate increases have yet to be felt in the broader economy. We expect pressure on consumer spending to increase, and with that, some level of continued market volatility and macroeconomic uncertainty.

Overall, we believe equity multiples remain in a reasonable range relative to history, and we see opportunities for earnings growth in a number of areas despite a potentially slower-growth macroeconomic environment. We are particularly excited about opportunities in AI, which has driven our overweight allocation in software and semiconductors. There are lasting productivity and efficiency benefits to be had across many industries that will likely spur high levels of technology investment levels for years to come. We also see opportunities where market misperception on the negative impact of AI is being overly discounted, and we are focused on identifying the potential winners and losers related to this long-term theme.

Additionally, we continue to see tailwinds for companies from a price cost standpoint, as supply chains have normalized and labor attrition has improved. These factors, along with declining commodity prices and transportation costs, could help lower company cost of goods sold and contribute to improved margins. These cost improvements have yet to be reflected in margins, and we expect companies to be able to hold on to most of their price gains. Macroeconomic risks that could challenge the earnings outlook in 2024 include rising energy prices and a softening labor force.

We maintain our focus on companies with dividend yields above the benchmark average that have the potential for growth of income over time, which also stand to benefit from longer-term macro trends. We believe our emphasis on companies with revenue growth, consistent cash flows and healthy balance sheets, which are well positioned to increase dividends and share buybacks, will be an important factor in a higher-cost and slower-growth environment.

Thank you for your investment in the Janus Henderson U.S. Dividend Income Fund.

Beta measures how a fund or security moves in relationship to the overall market. A market has a beta of 1. If the fund/security’s beta is more than 1, it moves more than the market, while a beta lower than 1 means it moves to a lesser extent than the market. A negative beta could mean the fund/security moves in the opposite direction to the market.

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
CME Group Inc	3.49%	0.55%	Gilead Sciences Inc	3.89%	-0.42%
Comcast Corp - Class A	2.90%	0.48%	State Street Corp	1.89%	-0.39%
Interpublic Group of Cos Inc	1.50%	0.39%	Sysco Corp	2.63%	-0.39%
NXP Semiconductors NV	1.06%	0.36%	Bristol-Myers Squibb Co	2.25%	-0.38%
Cisco Systems Inc	3.27%	0.25%	United Parcel Service Inc	3.23%	-0.32%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Utilities	0.90%	0.62%	5.40%
	Other**	0.34%	0.91%	0.00%
	Real Estate	0.29%	0.00%	4.63%
	Health Care	0.23%	16.62%	16.17%
	Materials	-0.18%	1.96%	4.54%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-0.93%	13.63%	11.65%
	Consumer Staples	-0.91%	12.05%	7.72%
	Communication Services	-0.89%	4.55%	7.20%
	Information Technology	-0.53%	12.61%	8.48%
	Consumer Discretionary	-0.31%	10.07%	5.73%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson U.S. Dividend Income Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Chevron Corp
Oil, Gas & Consumable Fuels	3.9%
JPMorgan Chase & Co
Banks	3.8%
CME Group Inc
Capital Markets	3.8%
Cisco Systems Inc
Communications Equipment	3.6%
Gilead Sciences Inc
Biotechnology	3.5%
18.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	0.8%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023

4	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund (unaudited)

Performance

See important disclosures on the next page.

Cumulative Total Return - for the period ended September 30, 2023		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class D Shares	-0.25%	10.72%	0.88%
Class I Shares	-0.19%	10.25%	0.81%
Class N Shares	-0.18%	10.19%	0.75%
Russell 1000 Value Index	3.19%
Morningstar Quartile - Class I Shares	4th
Morningstar Ranking - based on total returns for Large Cap Value	1,008/1,241

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 20, 2022

Janus Investment Fund	5

Janus Henderson U.S. Dividend Income Fund (unaudited)

Performance

‡ As stated in the prospectus. Includes estimated expenses. Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least January 31, 2024. This contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Certain expenses waived or reimbursed during the first three years of operation may be recovered within three years of such waiver or reimbursement amount, if the expense ratio falls below certain limits. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class D Shares	$1,000.00	$984.70	$4.53	$1,000.00	$1,020.51	$4.61	0.91%
Class I Shares	$1,000.00	$985.30	$3.88	$1,000.00	$1,021.16	$3.95	0.78%
Class N Shares	$1,000.00	$985.40	$3.78	$1,000.00	$1,021.26	$3.85	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson U.S. Dividend Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– 99.7%
Aerospace & Defense – 1.9%
General Dynamics Corp	1,685	$372,334
Air Freight & Logistics – 2.4%
United Parcel Service Inc	3,033	472,754
Banks – 7.5%
Bank of America Corp	18,204	498,426
JPMorgan Chase & Co	5,050	732,351
US Bancorp	6,686	221,039
		1,451,816
Beverages – 4.3%
Coca-Cola Co	7,519	420,914
PepsiCo Inc	2,398	406,317
		827,231
Biotechnology – 5.6%
AbbVie Inc	2,741	408,573
Gilead Sciences Inc	9,039	677,383
		1,085,956
Capital Markets – 8.2%
Charles Schwab Corp	2,901	159,265
CME Group Inc	3,653	731,404
Goldman Sachs Group Inc	1,004	324,864
Morgan Stanley	4,615	376,907
		1,592,440
Chemicals – 1.9%
Air Products & Chemicals Inc	1,277	361,902
Commercial Services & Supplies – 1.1%
Waste Management Inc	1,451	221,190
Communications Equipment – 3.6%
Cisco Systems Inc	13,070	702,643
Consumer Finance – 1.1%
American Express Co	1,476	220,204
Electrical Equipment – 0.8%
Rockwell Automation Inc	538	153,798
Energy Equipment & Services – 1.6%
Schlumberger Ltd	5,345	311,613
Food & Staples Retailing – 3.6%
Sysco Corp	7,916	522,852
Target Corp	1,631	180,340
		703,192
Food Products – 1.9%
Hershey Co	1,881	376,350
Health Care Equipment & Supplies – 4.6%
Abbott Laboratories	3,558	344,592
Medtronic PLC	6,898	540,527
		885,119
Health Care Providers & Services – 1.9%
UnitedHealth Group Inc	739	372,596
Hotels, Restaurants & Leisure – 3.5%
McDonald's Corp	1,231	324,295
Starbucks Corp	3,810	347,739
		672,034
Household Products – 3.9%
Colgate-Palmolive Co	3,337	237,294
Procter & Gamble Co	3,546	517,220
		754,514
Industrial Conglomerates – 1.2%
Honeywell International Inc	1,281	236,652
Information Technology Services – 4.5%
Accenture PLC	756	232,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Schedule of Investments

September 30, 2023

Shares		Value
Common Stocks– (continued)
Information Technology Services– (continued)
International Business Machines Corp	4,602	$645,661
		877,836
Insurance – 3.1%
Marsh & McLennan Cos Inc	1,339	254,812
Travelers Cos Inc	2,073	338,542
		593,354
Machinery – 2.5%
Cummins Inc	1,165	266,156
Illinois Tool Works Inc	978	225,243
		491,399
Media – 3.3%
Comcast Corp - Class A	14,532	644,349
Oil, Gas & Consumable Fuels – 7.1%
Chevron Corp	4,488	756,767
ConocoPhillips	5,115	612,777
		1,369,544
Pharmaceuticals – 3.6%
Bristol-Myers Squibb Co	6,309	366,174
Merck & Co Inc	3,145	323,778
		689,952
Professional Services – 2.7%
Paychex Inc	4,539	523,483
Semiconductor & Semiconductor Equipment – 7.6%
Broadcom Inc	291	241,699
Lam Research Corp	386	241,933
NXP Semiconductors NV	2,197	439,224
Texas Instruments Inc	3,529	561,146
		1,484,002
Software – 1.4%
Oracle Corp	2,538	268,825
Specialty Retail – 1.9%
Home Depot Inc	1,245	376,189
Textiles, Apparel & Luxury Goods – 1.4%
NIKE Inc - Class B	2,918	279,019
Total Common Stocks (cost $19,693,347)		19,372,290
Investment Companies– 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $165,305)	165,267	165,317
Total Investments (total cost $19,858,652) – 100.5%		19,537,607
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(104,490)
Net Assets – 100%		$19,433,117

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Dividend Income Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$9,573	$2	$12	$165,317

	Value at 12/20/22	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	-	20,573,318	(20,408,015)	165,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$19,372,290	$-	$-
Investment Companies	-	165,317	-
Total Assets	$19,372,290	$165,317	$-

Janus Investment Fund	11

Janus Henderson U.S. Dividend Income Fund

Statement of Assets and Liabilities

September 30, 2023

Assets:
Unaffiliated investments, at value (cost $19,693,347)	$19,372,290
Affiliated investments, at value (cost $165,305)	165,317
Cash	5,092
Trustees' deferred compensation	505
Receivables:
Dividends	22,753
Due from adviser	20,968
Fund shares sold	7,304
Dividends from affiliates	250
Other assets	8
Total Assets	19,594,487
Liabilities:
Payables:	—
Investments purchased	69,592
Professional fees	54,557
Advisory fees	10,114
Fund shares repurchased	6,242
Dividends	2,676
Custodian fees	1,735
Trustees' deferred compensation fees	505
Transfer agent fees and expenses	460
Trustees' fees and expenses	108
Affiliated fund administration fees payable	42
Accrued expenses and other payables	15,339
Total Liabilities	161,370
Commitments and contingent liabilities (Note 3)
Net Assets	$19,433,117
Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,730,342
Total distributable earnings (loss)	(297,225)
Total Net Assets	$19,433,117
Net Assets - Class D Shares	$2,363,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	238,858
Net Asset Value Per Share	$9.89
Net Assets - Class I Shares	$199,679
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,185
Net Asset Value Per Share	$9.89
Net Assets - Class N Shares	$16,870,112
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,705,401
Net Asset Value Per Share	$9.89

See Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Statement of Operations

For the period ended September 30, 2023(1)

Investment Income:
Dividends	$240,709
Dividends from affiliates	9,573
Total Investment Income	250,282
Expenses:
Advisory fees	50,356
Transfer agent administrative fees and expenses:
Class D Shares	1,292
Class I Shares	—
Other transfer agent fees and expenses:
Class D Shares	480
Class I Shares	70
Class N Shares	509
Registration fees	82,847
Professional fees	55,624
Non-affiliated fund administration fees	41,238
Shareholder reports expense	39,332
Custodian fees	6,650
Trustees’ fees and expenses	223
Affiliated fund administration fees	220
Other expenses	3,164
Total Expenses	282,005
Less: Excess Expense Reimbursement and Waivers	(216,668)
Net Expenses	65,337
Net Investment Income/(Loss)	184,945
Net Realized Gain/(Loss) on Investments:
Investments	26,079
Investments in affiliates	2
Total Net Realized Gain/(Loss) on Investments	26,081
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(321,057)
Investments in affiliates	12
Total Change in Unrealized Net Appreciation/Depreciation	(321,045)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(110,019)

(1) Period from December 20, 2022 (inception date) through September 30, 2023.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Dividend Income Fund

Statement of Changes in Net Assets

Period ended September 30, 2023(1)

Operations:
Net investment income/(loss)	$184,945
Net realized gain/(loss) on investments	26,081
Change in unrealized net appreciation/depreciation	(321,045)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(110,019)
Dividends and Distributions to Shareholders:
Class D Shares	(18,198)
Class I Shares	(1,850)
Class N Shares	(159,025)
Net Decrease from Dividends and Distributions to Shareholders	(179,073)
Capital Share Transactions:
Class D Shares	2,427,194
Class I Shares	201,850
Class N Shares	17,093,165
Net Increase/(Decrease) from Capital Share Transactions	19,722,209
Net Increase/(Decrease) in Net Assets	19,433,117
Net Assets:
Beginning of period	—
End of period	$19,433,117

(1) Period from December 20, 2022 (inception date) through September 30, 2023.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	(0.19)
Total from Investment Operations	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)
Total Dividends and Distributions	(0.09)
Net Asset Value, End of Period	$9.89
Total Return*	(0.25)%
Net Assets, End of Period (in thousands)	$2,363
Average Net Assets for the Period (in thousands)	$1,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	85%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through September 30, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended September 30	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18
Net realized and unrealized gain/(loss)	(0.20)
Total from Investment Operations	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)
Total Dividends and Distributions	(0.09)
Net Asset Value, End of Period	$9.89
Total Return*	(0.19)%
Net Assets, End of Period (in thousands)	$200
Average Net Assets for the Period (in thousands)	$204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	16.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%
Ratio of Net Investment Income/(Loss)	2.30%
Portfolio Turnover Rate	85%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through September 30, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18
Net realized and unrealized gain/(loss)	(0.20)
Total from Investment Operations	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)
Total Dividends and Distributions	(0.09)
Net Asset Value, End of Period	$9.89
Total Return*	(0.18)%
Net Assets, End of Period (in thousands)	$16,870
Average Net Assets for the Period (in thousands)	$9,065
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%
Ratio of Net Investment Income/(Loss)	2.23%
Portfolio Turnover Rate	85%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through September 30, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Dividend Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The Fund currently offers Class D Shares. Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price

18	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	19

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) quarterly. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market

20	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.60
Over $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver until at least January 31, 2024. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended September 30, 2023, the Adviser reimbursed the Fund $216,668 of fees and expense that are eligible for recoupment. As of September 30, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $216,668. The recoupment of such reimbursements expires at the latest December 20, 2025.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

Janus Investment Fund	21

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.15% for Class I Shares on an annual basis based on the daily net assets of the share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of

22	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of September 30, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class D Shares	-%	-%
Class I Shares	100	1
Class N Shares	99	86

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 61,973	-	-	$ -	$ (506)	$ (358,692)

Janus Investment Fund	23

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 19,896,299	$ 629,853	$ (988,545)	$ (358,692)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 179,073	-	-	-

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $8,174, none of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

5. Capital Share Transactions

	Period ended September 30, 2023(1)
	Shares	Amount

Class D Shares:
Shares sold	370,031	$ 3,792,033
Reinvested dividends and distributions	1,413	14,134
Shares repurchased	(132,586)	(1,378,973)
Net Increase/(Decrease)	238,858	$ 2,427,194
Class I Shares:
Shares sold	20,000	$ 200,000
Reinvested dividends and distributions	185	1,850
Shares repurchased	-	-
Net Increase/(Decrease)	20,185	$ 201,850
Class N Shares:
Shares sold	1,785,390	$17,914,671
Reinvested dividends and distributions	15,864	159,025
Shares repurchased	(95,853)	(980,531)
Net Increase/(Decrease)	1,705,401	$17,093,165
(1)	Period from December 20, 2022 (inception date) through September 30, 2023.

24	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$26,578,974	$ 6,911,701	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	25

Janus Henderson U.S. Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Dividend Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 20, 2022 (commencement of operations) through September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period December 20, 2022 (commencement of operations) through September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

26	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	27

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

28	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	29

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

30	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	31

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

32	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	33

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

34	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	35

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

36	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	37

Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

38	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	39

Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2023:

Dividends Received Deduction Percentage	88%
Qualified Dividend Income Percentage	88%

Janus Investment Fund	41

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

42	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	43

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

44	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

Janus Investment Fund	45

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

46	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	47

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

48	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Portfolio Manager Janus Henderson U.S. Dividend Income Fund	12/22-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	49

Janus Henderson U.S. Dividend Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson U.S. Dividend Income Fund

Notes

NotesPage2

52	SEPTEMBER 30, 2023

Janus Henderson U.S. Dividend Income Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93097 11-23

ANNUAL REPORT September 30, 2023

Janus Henderson Venture Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)

Aaron Schaechterle co-portfolio manager	Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE

The Janus Henderson Venture Fund Class I Shares returned 10.14% for the 12-month period ended September 30, 2023. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned 9.59%, while its secondary benchmark, the Russell 2000® Index, returned 8.93%.

INVESTMENT ENVIRONMENT

Stocks rallied in the fourth quarter of 2022 on hopes that moderating inflation might allow the Federal Reserve (Fed) to slow or end its campaign of interest rate hikes. This rally extended into the first half of 2023, despite periods of market volatility. Economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially manufacturing and housing. Corporations also reduced their earnings outlooks as they faced weaker demand as well as higher input, labor, and funding costs. The Fed continued to raise rates through the first seven months of 2023, although the pace of rate hikes moderated. The Fed left rates unchanged in September, but policymakers indicated that an extended period of higher rates might be needed to bring inflation under control, especially against a backdrop of rising fuel prices. These signals put upward pressure on long-term bond yields in the third quarter while adding to fears of a more pronounced economic slowdown. As a result, stocks suffered a broad-based sell-off in the third quarter. Despite this correction, equities still ended the twelve-month performance period with strong positive performance.

PERFORMANCE DISCUSSION

Among individual holdings, ON Semiconductor was a notable contributor to relative performance. The analog and power semiconductor producer continued to deliver strong earnings growth, aided by its focus on fast-growing end markets such as electric vehicles (EV). It also widened its profit margins by pursuing operational and manufacturing efficiencies and portfolio rationalization, which benefited its earnings growth. Investors have also been excited by the company’s production of silicon carbide chips, which are increasingly replacing traditional silicon in the EV market due to their ability to extend battery life. This technology is difficult for other companies to replicate, and we believe it provides ON Semiconductor with an additional competitive edge.

Another top contributor, OSI Systems provides electronics-enabled, security-related services such as baggage and vehicle screening. It has also developed patient monitoring systems for hospitals. The company reported better-than-expected financial results and an increased outlook. It also won several large contracts, including a new border and airport security arrangement with the Mexican government. It benefited from a record orders backlog that has helped support its earnings visibility.

Contract drug development and manufacturing services provider Catalent was a detractor from relative performance. The stock sold off in late 2022 as slowing demand for COVID-19 vaccines reduced revenues from Catalent’s outsourced vaccine fill/finish business. Catalent also warned of short-term operational challenges at several facilities, while the exit of its CFO added to near-term uncertainty. Despite these challenges, we continue to see long-term potential for Catalent’s diversified business model. We are particularly excited about its gene therapy manufacturing platform, which we believe could have broader applications with the potential to drive future earnings growth. We continue to see long-term potential for this company, which provides services that are critical to global pharmaceutical manufacturing.

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)

Xometry, another detractor, provides an online platform that helps designers and engineers outsource production to a global network of manufacturers. The stock dropped sharply in early 2023 after the company reported weaker-than-expected revenues and earnings, as macroeconomic uncertainty impacted customer and producer behavior. We viewed this as a timing issue, and we continue to like the company for its unique business model. We believe it provides dual value by helping designers source high-quality, low-cost parts while improving capacity utilization for producers. We were also pleased to see improved revenue growth in the second quarter, even as the company took steps to exit some lower-margin business lines. Additionally, Xometry has continued to grow its network by adding buyers and suppliers, which we believe is an indicator of the underlying health of the business. We remain constructive on its efforts to expand its leadership in the marketplace for custom industrial parts.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While the economy has continued to grow despite higher interest rates, we have noted some pockets of weakness, especially in the manufacturing sector. Consumer spending, which has been the engine of the economic expansion, is showing early signs of slowing. Additionally, we caution that we have yet to see the full impact of past Fed rate hikes, which can take up to 18 months to filter through the economy. Fed policymakers have indicated they may continue to raise rates if they do not see signs of cooling economic activity and job growth. Even if the Fed pauses, we anticipate that rates will remain high for longer than investors had anticipated earlier in the year. We see added sources of uncertainty, including the United Automobile Workers (UAW) strike and a potential government shutdown, as well as slowing growth in China and Europe. Moreover, the continued war in Ukraine could keep upward pressure on oil and food prices, complicating the Fed’s task in combating inflation and managing growth.

Despite the risk of recession and the potential for market volatility, we believe our portfolio is positioned to navigate this uncertain environment due to our focus on well-managed, profitable growth companies with strong balance sheets, healthy free cash flows, and high returns on capital. We believe such companies may be better able to manage near-term market uncertainty and higher capital costs even as they look to capitalize on long-term trends.

Thank you for your investment in the Janus Henderson Venture Fund.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Fund will be for the reporting period ending September 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Fund’s current shareholder reports.

2	SEPTEMBER 30, 2023

Janus Henderson Venture Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ATS Corp	1.99%	0.78%	Catalent Inc	1.66%	-0.96%
ON Semiconductor Corp	2.14%	0.73%	Paylocity Holding Corp	1.56%	-0.78%
OSI Systems Inc	1.29%	0.58%	Xometry Inc - Class A	0.47%	-0.59%
Constellium SE	1.13%	0.56%	WNS Holdings Ltd (ADR)	1.80%	-0.51%
Rentokil Initial PLC (ADR)	2.02%	0.54%	Perimeter Solutions SA	0.66%	-0.49%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	2.04%	22.67%	22.73%
	Financials	0.89%	8.73%	6.15%
	Industrials	0.49%	23.64%	18.90%
	Utilities	0.35%	0.00%	1.70%
	Real Estate	0.13%	0.79%	2.02%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Energy	-1.00%	1.90%	6.46%
	Consumer Discretionary	-0.73%	6.23%	11.14%
	Information Technology	-0.66%	22.83%	19.60%
	Materials	-0.21%	6.23%	4.47%
	Other**	-0.09%	1.55%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)

Fund At A Glance

September 30, 2023

5 Largest Equity Holdings - (% of Net Assets)
Rentokil Initial PLC (ADR)
Commercial Services & Supplies	2.3%
ATS Corp
Machinery	2.2%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	1.9%
Nice Ltd (ADR)
Software	1.9%
SS&C Technologies Holdings Inc
Professional Services	1.8%
10.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	1.2%
Investments Purchased with Cash Collateral from Securities Lending	0.8%
Private Placements	0.7%
Private Investment in Public Equity (PIPES)	0.1%
Warrants	0.0%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2023	As of September 30, 2022

4	SEPTEMBER 30, 2023

Janus Henderson Venture Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	9.86%	2.75%	7.71%	11.06%	1.01%
Class A Shares at MOP	3.54%	1.54%	7.07%	10.89%
Class C Shares at NAV	8.79%	1.96%	6.91%	10.31%	1.87%
Class C Shares at CDSC	7.79%	1.96%	6.91%	10.31%
Class D Shares	10.11%	2.98%	7.96%	11.28%	0.79%
Class I Shares	10.14%	3.01%	8.01%	11.29%	0.76%
Class N Shares	10.24%	3.11%	8.10%	11.31%	0.67%
Class S Shares	9.69%	2.59%	7.56%	10.93%	1.17%
Class T Shares	9.98%	2.86%	7.84%	11.23%	0.92%
Russell 2000 Growth Index	9.59%	1.55%	6.72%	7.74%
Russell 2000 Index	8.93%	2.40%	6.65%	9.05%
Morningstar Quartile - Class T Shares	2nd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	258/597	319/562	227/523	7/47

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective September 1, 2023, Aaron Schaechterle, is Co-Portfolio Manager with Portfolio Managers Jonathan Coleman and Scott Stutzman.

*The Fund’s inception date – April 30, 1985

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2023

Janus Henderson Venture Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 - 9/30/23)†	Net Annualized Expense Ratio (4/1/23 - 9/30/23)
Class A Shares	$1,000.00	$958.50	$4.96	$1,000.00	$1,020.00	$5.11	1.01%
Class C Shares	$1,000.00	$954.20	$9.21	$1,000.00	$1,015.64	$9.50	1.88%
Class D Shares	$1,000.00	$959.60	$3.88	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$959.70	$3.73	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$960.10	$3.24	$1,000.00	$1,021.76	$3.35	0.66%
Class S Shares	$1,000.00	$957.70	$5.74	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$959.00	$4.37	$1,000.00	$1,020.61	$4.51	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Auto Components – 0.5%
Quantumscape Corp*,#	486,572	$3,255,167
Visteon Corp*	80,275	11,083,569
		14,338,736
Automobiles – 0.4%
Thor Industries Inc	112,378	10,690,519
Banks – 1.1%
Bancorp Inc/The*	878,127	30,295,382
Biotechnology – 8.2%
Abcam PLC (ADR)*	460,133	10,412,810
Akero Therapeutics Inc*	324,363	16,406,281
Ascendis Pharma A/S (ADR)*	170,315	15,948,297
Biohaven Ltd*	875,878	22,781,587
Biomea Fusion Inc*,#	177,387	2,440,845
Eagle Pharmaceuticals Inc/DE*	360,214	5,680,575
Halozyme Therapeutics Inc*	350,054	13,372,063
Immunogen Inc*	1,150,366	18,256,308
Insmed Inc*	545,448	13,772,562
Madrigal Pharmaceuticals Inc*	127,734	18,654,273
Mirum Pharmaceuticals Inc*	308,194	9,738,930
Neurocrine Biosciences Inc*	151,919	17,090,888
Prothena Corp PLC*	136,917	6,606,245
PTC Therapeutics Inc*	175,144	3,924,977
Sarepta Therapeutics Inc*	119,940	14,539,127
Seres Therapeutics Inc*	967,347	2,302,286
Soleno Therapeutics Inc*	217,781	6,426,717
Vaxcyte Inc*	628,974	32,065,095
		230,419,866
Building Products – 3.9%
CSW Industrials Inc	260,751	45,694,005
Janus International Group Inc*	2,706,879	28,963,605
Zurn Water Solutions Corp	1,229,360	34,446,667
		109,104,277
Capital Markets – 2.3%
Assetmark Financial Holdings Inc*	678,283	17,011,338
LPL Financial Holdings Inc	199,990	47,527,624
		64,538,962
Chemicals – 2.7%
Innospec Inc	239,227	24,448,999
Perimeter Solutions SA*	2,557,669	11,611,817
Sensient Technologies Corp	683,817	39,989,618
		76,050,434
Commercial Services & Supplies – 3.3%
Brady Corp	323,796	17,782,876
Montrose Environmental Group Inc*	325,995	9,538,614
Rentokil Initial PLC (ADR)	1,745,274	64,662,402
		91,983,892
Containers & Packaging – 0.4%
Sealed Air Corp	331,199	10,883,199
Diversified Consumer Services – 1.7%
Stride Inc*	1,041,878	46,915,766
Diversified Financial Services – 5.4%
AvidXchange Holdings Inc*	1,895,263	17,967,093
Euronet Worldwide Inc*	364,509	28,934,724
Payfare Inc*,£	3,166,976	12,615,669
Repay Holdings Corp*	1,876,946	14,246,020
Shift4 Payments Inc - Class A*	521,970	28,901,479
Walker & Dunlop Inc	181,782	13,495,496
WEX Inc*	193,043	36,309,458
		152,469,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electrical Equipment – 2.2%
EnerSys	330,597	$31,297,618
Regal Beloit Corp	208,353	29,769,477
		61,067,095
Electronic Equipment, Instruments & Components – 2.8%
Napco Security Technologies Inc	792,330	17,629,343
Novanta Inc*	156,991	22,518,789
OSI Systems Inc*	314,572	37,132,079
		77,280,211
Entertainment – 1.6%
Atlanta Braves Holdings Inc - Class C*	491,966	17,577,945
Manchester United PLC*,#	618,367	12,237,483
Vivid Seats Inc - Class A*	2,485,524	15,957,064
		45,772,492
Food & Staples Retailing – 1.1%
Casey's General Stores Inc	109,463	29,721,394
Health Care Equipment & Supplies – 7.4%
Alphatec Holdings Inc*	1,286,340	16,683,830
Glaukos Corp*	438,015	32,960,629
Globus Medical Inc*	629,439	31,251,646
ICU Medical Inc*	203,275	24,191,758
Lantheus Holdings Inc*	416,296	28,924,246
Neogen Corp*	782,821	14,513,501
Paragon 28 Inc*	848,663	10,650,721
Shockwave Medical Inc*	51,496	10,252,854
STERIS PLC	140,232	30,769,705
Tandem Diabetes Care Inc*	355,764	7,389,218
		207,588,108
Health Care Providers & Services – 1.3%
HealthEquity Inc*	293,467	21,437,764
NeoGenomics Inc*	1,327,705	16,330,772
		37,768,536
Health Care Technology – 0.3%
Phreesia Inc*	421,437	7,872,443
Hotels, Restaurants & Leisure – 0.8%
Inspirato Inc*	1,380,494	814,491
Monarch Casino & Resort Inc	367,303	22,809,516
		23,624,007
Household Durables – 0.4%
Lovesac Co*	556,191	11,079,325
Insurance – 1.6%
BRP Group Inc - Class A*	950,701	22,084,784
RLI Corp	165,838	22,535,726
		44,620,510
Interactive Media & Services – 1.4%
Ziff Davis Inc*	640,387	40,786,248
Life Sciences Tools & Services – 3.0%
Bio-Techne Corp	275,324	18,741,305
CryoPort Inc*	669,993	9,185,604
ICON PLC*	132,873	32,719,976
OmniAb Inc*,#	2,101,961	10,909,178
OmniAb Inc - 12.5 Earnout*	104,942	468,671
OmniAb Inc - 15 Earnout*	104,942	442,855
Sotera Health Co*	757,310	11,344,504
		83,812,093
Machinery – 7.7%
Alamo Group Inc	111,898	19,342,688
ATS Corp*	1,458,369	62,174,777
EnPro Industries Inc	92,036	11,153,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Machinery– (continued)
Gates Industrial Corp PLC*	2,018,776	$23,437,989
ITT Inc	327,192	32,035,369
Kornit Digital Ltd*	706,266	13,355,490
Nordson Corp	87,735	19,579,820
SPX Technologies Inc*	423,605	34,481,447
		215,561,423
Metals & Mining – 1.5%
Constellium SE*	2,326,160	42,336,112
Oil, Gas & Consumable Fuels – 1.5%
California Resources Corp	331,131	18,546,647
Magnolia Oil & Gas Corp	1,078,952	24,718,790
		43,265,437
Personal Products – 1.8%
BellRing Brands Inc*	944,501	38,941,776
Oddity Tech Ltd - Class A*,#	400,513	11,354,544
		50,296,320
Pharmaceuticals – 3.2%
Avadel Pharmaceuticals PLC (ADR)*,#	1,097,702	11,306,331
Catalent Inc*	1,045,523	47,602,662
Ligand Pharmaceuticals Inc*	331,341	19,853,953
Structure Therapeutics Inc (ADR)*	37,628	1,897,204
Verona Pharma PLC (ADR)*	498,426	8,124,344
		88,784,494
Professional Services – 9.1%
Alight Inc - Class A*	4,438,249	31,467,185
Asure Software Inc*	639,077	6,045,668
Broadridge Financial Solutions Inc	263,614	47,200,087
Clarivate Analytics PLC*	3,631,746	24,369,016
CRA International Inc	172,824	17,413,746
Paylocity Holding Corp*	194,250	35,295,225
SS&C Technologies Holdings Inc	951,434	49,988,342
WNS Holdings Ltd (ADR)*	640,556	43,852,464
		255,631,733
Real Estate Management & Development – 0.7%
FirstService Corp#	126,928	18,473,101
Road & Rail – 0.5%
AMERCO Series N	269,845	14,137,180
Semiconductor & Semiconductor Equipment – 3.8%
Camtek Ltd*,#	193,480	12,046,065
MACOM Technology Solutions Holdings Inc*	332,384	27,115,887
ON Semiconductor Corp*	581,978	54,094,855
PDF Solutions Inc*	419,802	13,601,585
		106,858,392
Software – 10.4%
Altair Engineering Inc*	346,600	21,683,296
Blackbaud Inc*	669,004	47,044,361
Clear Secure Inc - Class A	337,646	6,428,780
Consensus Cloud Solutions Inc*	510,779	12,861,415
CoreCard Corp*,#,£	477,352	9,547,040
Descartes Systems Group Inc*	667,499	48,997,110
Enfusion Inc - Class A*	1,517,057	13,608,001
EngageSmart Inc*	685,508	12,332,289
Envestnet Inc*	391,679	17,245,626
Nice Ltd (ADR)*	317,325	53,945,250
Tyler Technologies Inc*	76,027	29,357,066
Vertex Inc - Class A*	802,452	18,536,641
		291,586,875
Specialty Retail – 2.2%
CarParts.com Inc*	1,133,265	4,669,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
Valvoline Inc	1,120,425	$36,122,502
Williams-Sonoma Inc	139,943	21,747,142
		62,538,696
Trading Companies & Distributors – 1.8%
Core & Main Inc - Class A*	1,407,859	40,616,732
Xometry Inc - Class A*,#	665,298	11,296,760
		51,913,492
Total Common Stocks (cost $1,976,196,138)		2,750,066,689
Private Investment in Public Equity (PIPES)– 0.1%
Pharmaceuticals – 0.1%
Structure Therapeutics Inc*,§((cost $2,284,321)	182,892	2,284,321
Private Placements– 0.7%
Professional Services – 0.4%
Apartment List Inc*,¢,§	2,431,401	6,662,039
IntelyCare Inc*,¢,§	384,276	4,410,336
		11,072,375
Software – 0.3%
Loadsmart Inc - Series A*,¢,§	140,312	2,179,045
Loadsmart Inc - Series D*,¢,§	399,891	6,210,307
		8,389,352
Total Private Placements (cost $28,958,535)		19,461,727
Warrants– 0%
Chemicals – 0%
Perimeter Solutions SA, expires 11/8/24*((cost $13,929)	1,392,883	24,375
Investment Companies– 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $33,358,630)	33,351,960	33,361,965
Investments Purchased with Cash Collateral from Securities Lending– 0.8%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	18,276,040	18,276,040
Time Deposits – 0.2%
Royal Bank of Canada, 5.3100%, 10/2/23	$4,569,010	4,569,010
Total Investments Purchased with Cash Collateral from Securities Lending (cost $22,845,050)		22,845,050
Total Investments (total cost $2,063,656,603) – 100.8%		2,828,044,127
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(22,677,800)
Net Assets – 100%		$2,805,366,327

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,364,788,233	83.6%
Canada	142,260,657	5.0
United Kingdom	95,437,039	3.4
Israel	90,701,349	3.2
India	43,852,464	1.5
Netherlands	42,336,112	1.5
Ireland	32,719,976	1.2
Denmark	15,948,297	0.6

Total	$2,828,044,127	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/23
Common Stocks - 0.7%
Diversified Financial Services - 0.4%
Payfare Inc*	$-	$-	$102,906	$12,615,669
Software - 0.3%
ChannelAdvisor Corp*	-	15,496,857	(14,904,550)	-
CoreCard Corp (formerly Intelligent Systems Corp)*#	-	-	(844,913)	9,547,040
Total Software	$-	$15,496,857	$(15,749,463)	$9,547,040
Total Common Stocks	$-	$15,496,857	$(15,646,557)	$22,162,709
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	2,104,051	3,539	3,226	33,361,965
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	354,957∆	-	-	18,276,040
Total Affiliated Investments - 2.5%	$2,459,008	$15,500,396	$(15,643,331)	$73,800,714

(1) For securities that were affiliated for a portion of the year ended September 30, 2023, this column reflects amounts for the entire year ended September 30, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 9/30/23
Common Stocks - 0.7%
Diversified Financial Services - 0.4%
Payfare Inc*	9,207,074	3,305,689	-	12,615,669
Software - 0.3%
ChannelAdvisor Corp*	37,349,662	-	(37,941,969)Ð	-
CoreCard Corp (formerly Intelligent Systems Corp)*#	10,391,953	-	-	9,547,040
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	13,005,929	479,257,801	(458,908,530)	33,361,965
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	42,547,193	347,383,637	(371,654,790)	18,276,040

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	10/26/23	1,477,000	$(1,878,105)	$(76,052)
British Pound	10/26/23	(1,967,000)	2,533,634	133,743

				57,691
Barclays Capital, Inc.:
British Pound	10/26/23	10,826,100	(13,525,523)	(316,852)
British Pound	10/26/23	(2,181,000)	2,772,507	111,521
Canadian Dollar	10/26/23	(28,688,900)	21,799,480	666,970

				461,639
Citibank, National Association:
British Pound	10/26/23	(26,274,800)	33,847,434	1,790,168
Canadian Dollar	10/26/23	(39,898,900)	30,324,129	934,230

				2,724,398
Goldman Sachs & Co. LLC:
British Pound	10/26/23	(863,000)	1,111,596	58,670
Canadian Dollar	10/26/23	3,365,000	(2,557,107)	(78,417)

				(19,747)
HSBC Securities (USA), Inc.:
British Pound	10/26/23	(16,179,900)	20,865,416	1,124,700
Canadian Dollar	10/26/23	(26,322,700)	20,004,463	614,918

				1,739,618
JPMorgan Chase Bank, National Association:
British Pound	10/26/23	452,200	(582,483)	(30,765)
British Pound	10/26/23	(2,102,000)	2,624,347	59,746
British Pound	10/26/23	(6,416,000)	7,815,711	(12,300)
Canadian Dollar	10/26/23	6,661,000	(5,047,659)	(141,105)
Canadian Dollar	10/26/23	(35,402,500)	26,909,775	831,966
Canadian Dollar	10/26/23	(4,673,000)	3,438,397	(3,779)

				703,763
Morgan Stanley & Co:
British Pound	10/26/23	1,982,000	(2,516,132)	(97,940)
Canadian Dollar	10/26/23	4,441,000	(3,276,640)	(5,358)
Canadian Dollar	10/26/23	(6,521,000)	4,957,062	153,633

				50,335
State Street Bank and Trust Company:
British Pound	10/26/23	1,517,000	(1,938,734)	(87,878)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
British Pound	10/26/23	(33,257,000)	$42,759,741	2,183,658
Canadian Dollar	10/26/23	12,909,000	(9,607,753)	(98,865)
Canadian Dollar	10/26/23	(23,723,500)	18,025,469	550,519
Canadian Dollar	10/26/23	(5,337,000)	3,918,995	(12,288)

				2,535,146
Total				$8,252,843

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$9,214,442

Liability Derivatives:
Forward foreign currency exchange contracts	$ 961,599

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(8,614,510)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 3,735,559

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Average Ending Monthly Value of Derivative Instruments During the Year Ended September 30, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$35,082,587
Average amounts sold - in USD	211,560,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$133,743	$(76,052)	$—	$57,691
Barclays Capital, Inc.	778,491	(316,852)	—	461,639
Citibank, National Association	2,724,398	—	—	2,724,398
Goldman Sachs & Co. LLC	58,670	(58,670)	—	—
HSBC Securities (USA), Inc.	1,739,618	—	—	1,739,618
JPMorgan Chase Bank, National Association	23,395,805	(187,949)	(22,504,093)	703,763
Morgan Stanley & Co	153,633	(103,298)	—	50,335
State Street Bank and Trust Company	2,734,177	(199,031)	—	2,535,146

Total	$31,718,535	$(941,852)	$(22,504,093)	$8,272,590
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$76,052	$(76,052)	$—	$—
Barclays Capital, Inc.	316,852	(316,852)	—	—
Goldman Sachs & Co. LLC	78,417	(58,670)	—	19,747
JPMorgan Chase Bank, National Association	187,949	(187,949)	—	—
Morgan Stanley & Co	103,298	(103,298)	—	—
State Street Bank and Trust Company	199,031	(199,031)	—	—

Total	$961,599	$(941,852)	$—	$19,747
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2023 is $19,461,727, which represents 0.7% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of September 30, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$8,881,908	$6,662,039	0.2%
IntelyCare Inc	3/29/22	9,412,879	4,410,336	0.2
Loadsmart Inc - Series A	1/4/22	2,665,928	2,179,045	0.1
Loadsmart Inc - Series D	1/4/22	7,997,820	6,210,307	0.2
Structure Therapeutics Inc	9/29/23	2,284,321	2,284,321	0.1
Total		$31,242,856	$21,746,048	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2023. The issuer incurs all registration costs.

Janus Investment Fund	17

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Life Sciences Tools & Services	$82,900,567	$911,526	$-
All Other	2,666,254,596	-	-
Private Investment in Public Equity (PIPES)	2,284,321	-	-
Private Placements	-	-	19,461,727
Warrants	-	24,375	-
Investment Companies	-	33,361,965	-
Investments Purchased with Cash Collateral from Securities Lending	-	22,845,050	-
Total Investments in Securities	$2,751,439,484	$57,142,916	$19,461,727
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	9,214,442	-
Total Assets	$2,751,439,484	$66,357,358	$19,461,727
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$961,599	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

18	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,968,324,339)(1)	$2,754,243,413
Affiliated investments, at value (cost $95,332,264)	73,800,714
Cash	20
Forward foreign currency exchange contracts	9,214,442
Trustees' deferred compensation	73,291
Receivables:
Investments sold	2,963,186
Fund shares sold	713,236
Dividends	402,975
Dividends from affiliates	167,174
Foreign tax reclaims	71,362
Other assets	11,381
Total Assets	2,841,661,194
Liabilities:
Collateral for securities loaned (Note 3)	22,845,050
Forward foreign currency exchange contracts	961,599
Payables:	—
Investments purchased	8,431,900
Fund shares repurchased	1,811,962
Advisory fees	1,576,871
Transfer agent fees and expenses	381,871
Trustees' deferred compensation fees	73,291
Professional fees	61,691
Trustees' fees and expenses	16,088
12b-1 Distribution and shareholder servicing fees	10,803
Custodian fees	8,808
Affiliated fund administration fees payable	6,161
Accrued expenses and other payables	108,772
Total Liabilities	36,294,867
Commitments and contingent liabilities (Note 4)
Net Assets	$2,805,366,327

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,894,972,089
Total distributable earnings (loss)	910,394,238
Total Net Assets	$2,805,366,327
Net Assets - Class A Shares	$17,572,260
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	251,361
Net Asset Value Per Share(2)	$69.91
Maximum Offering Price Per Share(3)	$74.18
Net Assets - Class C Shares	$734,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,195
Net Asset Value Per Share(2)	$60.20
Net Assets - Class D Shares	$1,557,240,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,174,540
Net Asset Value Per Share	$73.54
Net Assets - Class I Shares	$210,384,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,837,874
Net Asset Value Per Share	$74.13
Net Assets - Class N Shares	$322,200,305
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,287,619
Net Asset Value Per Share	$75.15
Net Assets - Class S Shares	$28,123,822
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	411,464
Net Asset Value Per Share	$68.35
Net Assets - Class T Shares	$669,111,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,321,454
Net Asset Value Per Share	$71.78

(1) Includes $22,504,093 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2023

Investment Income:
Dividends	$16,153,363
Dividends from affiliates	2,104,051
Affiliated securities lending income, net	354,957
Unaffiliated securities lending income, net	94,313
Other income	365
Foreign tax withheld	(118,055)
Total Investment Income	18,588,994
Expenses:
Advisory fees	19,111,594
12b-1 Distribution and shareholder servicing fees:
Class A Shares	45,817
Class C Shares	13,014
Class S Shares	77,994
Transfer agent administrative fees and expenses:
Class D Shares	1,918,817
Class S Shares	78,084
Class T Shares	1,774,389
Transfer agent networking and omnibus fees:
Class A Shares	14,927
Class C Shares	1,094
Class I Shares	223,817
Other transfer agent fees and expenses:
Class A Shares	1,216
Class C Shares	70
Class D Shares	136,663
Class I Shares	11,837
Class N Shares	14,334
Class S Shares	402
Class T Shares	6,383
Shareholder reports expense	199,691
Registration fees	127,373
Professional fees	119,555
Affiliated fund administration fees	96,433
Trustees’ fees and expenses	73,823
Custodian fees	50,719
Other expenses	197,258
Total Expenses	24,295,304
Less: Excess Expense Reimbursement and Waivers	(101,797)
Net Expenses	24,193,507
Net Investment Income/(Loss)	(5,604,513)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$168,287,440
Investments in affiliates	15,500,396
Forward foreign currency exchange contracts	(8,614,510)
Total Net Realized Gain/(Loss) on Investments	175,173,326
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	125,593,087
Investments in affiliates	(15,643,331)
Forward foreign currency exchange contracts	3,735,559
Total Change in Unrealized Net Appreciation/Depreciation	113,685,315
Net Increase/(Decrease) in Net Assets Resulting from Operations	$283,254,128

See Notes to Financial Statements.

22	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(5,604,513)	$(13,543,805)
Net realized gain/(loss) on investments	175,173,326	167,985,475
Change in unrealized net appreciation/depreciation	113,685,315	(1,313,757,499)
Net Increase/(Decrease) in Net Assets Resulting from Operations	283,254,128	(1,159,315,829)
Dividends and Distributions to Shareholders:
Class A Shares	(755,705)	(2,765,688)
Class C Shares	(77,952)	(429,596)
Class D Shares	(66,559,828)	(245,929,527)
Class I Shares	(9,789,044)	(39,332,133)
Class N Shares	(14,171,285)	(60,480,498)
Class S Shares	(1,332,618)	(6,073,592)
Class T Shares	(29,907,426)	(117,792,659)
Net Decrease from Dividends and Distributions to Shareholders	(122,593,858)	(472,803,693)
Capital Share Transactions:
Class A Shares	1,532,934	(121,465)
Class C Shares	(989,513)	(837,470)
Class D Shares	(29,563,977)	129,351,737
Class I Shares	(23,795,907)	(6,508,752)
Class N Shares	(34,214,214)	(19,282,673)
Class S Shares	(2,633,229)	(5,473,577)
Class T Shares	(33,525,662)	11,716,334
Net Increase/(Decrease) from Capital Share Transactions	(123,189,568)	108,844,134
Net Increase/(Decrease) in Net Assets	37,470,702	(1,523,275,388)
Net Assets:
Beginning of period	2,767,895,625	4,291,171,013
End of period	$2,805,366,327	$2,767,895,625

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$66.65	$106.21	$82.08	$76.74	$88.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.29)	(0.49)	(0.67)	(0.37)	(0.24)
Net realized and unrealized gain/(loss)	6.69	(26.74)	30.42	8.89	(4.67)
Total from Investment Operations	6.40	(27.23)	29.75	8.52	(4.91)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$69.91	$66.65	$106.21	$82.08	$76.74
Total Return*	9.83%	(28.58)%	36.78%	11.26%	(4.08)%
Net Assets, End of Period (in thousands)	$17,572	$15,149	$24,644	$18,447	$27,201
Average Net Assets for the Period (in thousands)	$18,285	$20,355	$23,550	$22,978	$27,960
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.00%	1.02%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.00%	1.02%	1.02%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.59)%	(0.66)%	(0.49)%	(0.32)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$58.35	$95.22	$74.59	$70.48	$82.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.85)	(0.99)	(1.29)	(0.82)	(0.72)
Net realized and unrealized gain/(loss)	5.84	(23.55)	27.54	8.11	(4.46)
Total from Investment Operations	4.99	(24.54)	26.25	7.29	(5.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$60.20	$58.35	$95.22	$74.59	$70.48
Total Return*	8.77%	(29.11)%	35.74%	10.49%	(4.76)%
Net Assets, End of Period (in thousands)	$734	$1,642	$3,747	$5,562	$8,561
Average Net Assets for the Period (in thousands)	$1,220	$2,525	$4,965	$6,913	$9,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.07%	1.73%	1.76%	1.71%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.01%	1.73%	1.76%	1.71%	1.73%
Ratio of Net Investment Income/(Loss)	(1.35)%	(1.31)%	(1.42)%	(1.18)%	(1.03)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$69.81	$110.41	$84.98	$79.17	$90.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	(0.32)	(0.47)	(0.22)	(0.08)
Net realized and unrealized gain/(loss)	7.00	(27.95)	31.52	9.21	(4.75)
Total from Investment Operations	6.87	(28.27)	31.05	8.99	(4.83)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$73.54	$69.81	$110.41	$84.98	$79.17
Total Return*	10.06%	(28.42)%	37.07%	11.52%	(3.87)%
Net Assets, End of Period (in thousands)	$1,557,240	$1,500,311	$2,228,324	$1,731,098	$1,668,639
Average Net Assets for the Period (in thousands)	$1,641,508	$1,877,171	$2,160,434	$1,645,324	$1,668,200
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.78%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.78%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	(0.18)%	(0.37)%	(0.45)%	(0.28)%	(0.10)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$70.32	$111.10	$85.45	$79.57	$91.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.11)	(0.30)	(0.44)	(0.19)	(0.04)
Net realized and unrealized gain/(loss)	7.06	(28.15)	31.71	9.25	(4.76)
Total from Investment Operations	6.95	(28.45)	31.27	9.06	(4.80)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$74.13	$70.32	$111.10	$85.45	$79.57
Total Return*	10.11%	(28.40)%	37.13%	11.55%	(3.82)%
Net Assets, End of Period (in thousands)	$210,384	$220,157	$363,007	$287,582	$315,109
Average Net Assets for the Period (in thousands)	$237,418	$294,435	$357,200	$292,611	$318,833
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.34)%	(0.42)%	(0.23)%	(0.05)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$71.17	$112.20	$86.18	$80.15	$91.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.22)	(0.35)	(0.12)	0.02
Net realized and unrealized gain/(loss)	7.15	(28.48)	31.99	9.33	(4.77)
Total from Investment Operations	7.12	(28.70)	31.64	9.21	(4.75)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$75.15	$71.17	$112.20	$86.18	$80.15
Total Return*	10.23%	(28.34)%	37.25%	11.65%	(3.74)%
Net Assets, End of Period (in thousands)	$322,200	$335,608	$565,040	$454,982	$411,523
Average Net Assets for the Period (in thousands)	$352,422	$458,042	$572,312	$430,317	$365,491
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.66%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.25)%	(0.33)%	(0.15)%	0.03%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$65.32	$104.51	$80.97	$75.85	$87.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.39)	(0.62)	(0.83)	(0.49)	(0.35)
Net realized and unrealized gain/(loss)	6.56	(26.24)	29.99	8.79	(4.63)
Total from Investment Operations	6.17	(26.86)	29.16	8.30	(4.98)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$68.35	$65.32	$104.51	$80.97	$75.85
Total Return*	9.67%	(28.70)%	36.55%	11.10%	(4.21)%
Net Assets, End of Period (in thousands)	$28,124	$29,213	$54,537	$64,120	$73,302
Average Net Assets for the Period (in thousands)	$31,317	$42,248	$59,918	$66,822	$74,076
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.16%	1.17%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.16%	1.17%	1.17%
Ratio of Net Investment Income/(Loss)	(0.55)%	(0.75)%	(0.83)%	(0.65)%	(0.47)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$68.27	$108.38	$83.59	$78.01	$89.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	(0.41)	(0.58)	(0.30)	(0.16)
Net realized and unrealized gain/(loss)	6.86	(27.37)	30.99	9.06	(4.70)
Total from Investment Operations	6.65	(27.78)	30.41	8.76	(4.86)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)
Net Asset Value, End of Period	$71.78	$68.27	$108.38	$83.59	$78.01
Total Return*	9.96%	(28.51)%	36.91%	11.39%	(3.96)%
Net Assets, End of Period (in thousands)	$669,111	$665,815	$1,051,872	$815,350	$896,264
Average Net Assets for the Period (in thousands)	$711,595	$858,977	$1,026,384	$839,860	$899,106
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.47)%	(0.57)%	(0.38)%	(0.20)%
Portfolio Turnover Rate	23%	14%	21%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, employer-sponsored retirement plans, and bank trust platforms.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	31

Janus Henderson Venture Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

32	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

34	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Market Risk

The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Fund and its investments, the Fund’s ability to meet redemption requests, and the processes and operations of the Fund’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

36	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other

Janus Investment Fund	37

Janus Henderson Venture Fund

Notes to Financial Statements

affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $22,504,093. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2023 is $22,845,050, resulting in the net amount due to the counterparty of $340,957.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2023” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.92%. If applicable,

38	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $326,778 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

Janus Investment Fund	39

Janus Henderson Venture Fund

Notes to Financial Statements

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended September 30, 2023, the Distributor retained upfront sales charges of $1,351.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended September 30, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2023, redeeming shareholders of Class C Shares paid CDSCs of $74.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $427,388 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that

40	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2023, the Fund engaged in cross trades amounting to $3,991,557 in purchases and $1,336,961 in sales, resulting in a net realized gain of $1,026,199. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 153,340,587	$ -	$ (5,959,859)	$ (68,638)	$763,082,148

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,064,961,979	$1,023,470,713	$(260,388,565)	$ 763,082,148

Janus Investment Fund	41

Janus Henderson Venture Fund

Notes to Financial Statements

Information on the tax components of derivatives as of September 30, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,252,843	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 122,593,858	$ -	$ -

For the year ended September 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 101,234,609	$ 371,569,084	$ -	$ 6,860,408

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. Capital has been adjusted by $8,398,189, all of which is long-term capital gain, for distributions in connection with Fund shares redemption (tax equalization).

42	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	77,028	$ 5,466,572	64,744	$ 5,895,760
Reinvested dividends and distributions	11,317	754,729	30,916	2,759,573
Shares repurchased	(64,293)	(4,688,367)	(100,381)	(8,776,798)
Net Increase/(Decrease)	24,052	$ 1,532,934	(4,721)	$ (121,465)
Class C Shares:
Shares sold	6,155	$ 384,701	1,236	$ 83,173
Reinvested dividends and distributions	1,348	77,952	5,446	428,187
Shares repurchased	(23,451)	(1,452,166)	(17,892)	(1,348,830)
Net Increase/(Decrease)	(15,948)	$ (989,513)	(11,210)	$ (837,470)
Class D Shares:
Shares sold	330,352	$ 25,165,166	305,542	$ 26,256,961
Reinvested dividends and distributions	884,233	61,922,862	2,468,740	230,407,525
Shares repurchased	(1,532,711)	(116,652,005)	(1,463,023)	(127,312,749)
Net Increase/(Decrease)	(318,126)	$(29,563,977)	1,311,259	$129,351,737
Class I Shares:
Shares sold	514,430	$ 39,497,837	445,613	$ 39,292,085
Reinvested dividends and distributions	138,314	9,762,171	418,219	39,308,399
Shares repurchased	(945,596)	(73,055,915)	(1,000,409)	(85,109,236)
Net Increase/(Decrease)	(292,852)	$(23,795,907)	(136,577)	$ (6,508,752)
Class N Shares:
Shares sold	862,123	$ 66,958,880	871,586	$ 77,195,805
Reinvested dividends and distributions	197,315	14,106,023	633,783	60,253,745
Shares repurchased	(1,487,090)	(115,279,117)	(1,826,045)	(156,732,223)
Net Increase/(Decrease)	(427,652)	$(34,214,214)	(320,676)	$(19,282,673)
Class S Shares:
Shares sold	143,131	$ 10,159,490	109,609	$ 9,081,991
Reinvested dividends and distributions	20,414	1,332,618	69,333	6,073,592
Shares repurchased	(199,272)	(14,125,337)	(253,566)	(20,629,160)
Net Increase/(Decrease)	(35,727)	$ (2,633,229)	(74,624)	$ (5,473,577)
Class T Shares:
Shares sold	653,783	$ 48,901,383	540,865	$ 46,473,854
Reinvested dividends and distributions	427,410	29,239,103	1,248,594	114,071,542
Shares repurchased	(1,511,907)	(111,666,148)	(1,742,321)	(148,829,062)
Net Increase/(Decrease)	(430,714)	$(33,525,662)	47,138	$ 11,716,334

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$667,545,506	$941,466,991	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance

Janus Investment Fund	43

Janus Henderson Venture Fund

Notes to Financial Statements

in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

44	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Venture Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Venture Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 20, 2023

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	45

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

46	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	47

Janus Henderson Venture Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

48	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	49

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

50	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	51

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

52	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.
• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	53

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

54	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	55

Janus Henderson Venture Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

56	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	57

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

58	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Venture Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2023:

Capital Gain Distributions	$130,992,047
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

60	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	61

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

62	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	63

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

64	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	65

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

66	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	67

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Venture Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Schaechterle 151 Detroit Street Denver, CO 80206 DOB: 1984	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	9/23-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, Vice President of corporate strategy and development at Glaukos Corporation (2021-2022) and analyst for Janus Henderson Investors (2014-2021).

Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	SEPTEMBER 30, 2023

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Mutual funds distributed by Janus Henderson Distributors US LLC
125-02-93056 11-23

(b) Not applicable.

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Cheryl D. Alston , William D. Cvengros, Gary A. Poliner, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 38 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with September 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $918,001 in fiscal 2023 and $862,380 in fiscal 2022.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $255,683 in fiscal 2023 and $236,243 in fiscal 2022.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $255,683 in fiscal 2023 and $236,243 in fiscal 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) Assessment of the Registrant’s Control Environment

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms. The disclosure controls and procedures include, without limitation, controls and procedures that are designed to provide reasonable assurance that such information is accumulated and communicated to the Registrant’s management, including its principal executive officer (“PEO”) and principal financial officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, management, with the participation of the PEO and PFO, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on their evaluation, the PEO and PFO have determined that the Registrant’s disclosure controls and procedures were effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Remediation of Previously Reported Material Weakness in Internal Control Over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. As of September 30, 2022, management concluded that a material weakness existed in the design and operating effectiveness of controls of two funds of the Registrant, Janus Henderson Emerging Markets Fund and one fund which has since been reorganized into a different fund, together the “Funds”), specific to processing of corporate actions as non-taxable stock dividends dating back to March 2018. Specifically, the Funds’ sub-administrator incorrectly processed such stock dividends by recording a new tax lot with a zero-cost basis instead of reallocating the cost basis across all existing lots held by the Funds. There was no control to review Fund tax lot holdings by the sub-administrator to ensure transactions had been processed correctly. The material weakness resulted in misclassifications between net realized gain/(loss) on investments and change in unrealized net appreciation/depreciation during fiscal periods where partial sales occurred. This resulted in a restatement of the financial statements for the Funds to correct a misclassification error within the statements of changes in net assets for the year ended September 30, 2020.

The steps management took to remediate this material weakness included instructing the sub-administrator to correct all open tax lots in the accounting records since the incorrect processing was first encountered. The sub-administrator confirmed that this correction was made effective as of September 30, 2022. The sub-administrator has strengthened the Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) by enhancing stock dividend processing and review procedures, to ensure the cost basis of corporate actions processed as non-taxable stock dividends are properly allocated. Additionally, a system-generated tax lot level report was developed by the sub-administrator. The report is extracted and reviewed monthly by the sub-administrator and management to ensure all zero-cost tax lots are accurate. Management has reviewed this key control and has determined the control is operating effectively and as designed.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period, such that the material weakness previously identified as of September 30, 2022, has been remediated as of September 30, 2023.

(b) Changes in Internal Control

Other than the enhancements to controls noted above, there were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 29, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2023